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                                                                  EXECUTION COPY


                               CREDIT AGREEMENT

                  This CREDIT AGREEMENT dated as of October 31, 1997 (as amended, supplemented or modified from time to time, the "Agreement") is entered into among STELLEX INDUSTRIES, INC., a Delaware corporation ("Stellex"), KII HOLDING CORP., a Delaware corporation ("Holding"), TSMD ACQUISITION CORP., a Delaware corporation ("TSMD Acquisition"), KII ACQUISITION CORP., a Delaware corporation ("KII Acquisition"), STELLEX MICROWAVE SYSTEMS, INC., a California corporation ("MICROWAVE"), STELLEX AEROSPACE, a California corporation, PARAGON PRECISION PRODUCTS, a California corporation, BANDY MACHINING INTERNATIONAL, a California corporation, SCANNING ELECTRON ANALYSIS LABORATORIES, INC., a California corporation, and GENERAL INSPECTION LABORATORIES, INC., a California corporation (collectively, the "Borrowers", and individually, a "Borrower"), the financial institutions from time to time parties hereto, whether by execution of this Agreement or an Assignment and Acceptance (the "Lenders"), SOCIETE GENERALE ("SocGen"), in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and FIRST UNION COMMERCIAL CORPORATION ("First Union"), in its capacity as syndication agent for the Lenders (in such capacity, the "Syndication Agent") and in its capacity as collateral agent for the Lenders (in such capacity, the "Collateral Agent").


                                    ARTICLE I
                                   DEFINITIONS

                  1.01. Certain Defined Terms. The following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined:

                  "Accommodation Obligation" means any Contractual Obligation, contingent or otherwise, of any Person with respect to any Indebtedness, obligation or liability of another, if the primary purpose or intent thereof by the Person incurring the Accommodation Obligation is to provide assurance to the obligee of such Indebtedness, obligation or liability of another Person that such Indebtedness, obligation or liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders thereof will be protected (in whole or in part) against loss in respect thereof including, without limitation, direct and indirect guarantees, endorsements (except for collection or deposit in the ordinary course of business), notes co-made or discounted, recourse agreements, take-or-pay agreements, keep-well agreements, agreements to purchase or repurchase such Indebtedness, obligation or liability or any security therefor or to provide funds for the payment or discharge thereof, agreements to maintain solvency, assets, level of



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income, or other financial condition, and agreements to make payment other than for value received.


                  "Acquisitions" means, collectively, the Kleinert Acquisition and the Watkins-Johnson Acquisition.

                  "Acquisition Agreements" means, collectively, the Kleinert Acquisition Agreement and the Watkins-Johnson
Acquisition Agreement.

                  "Acquisition Documents" means, collectively, the Kleinert Acquisition Documents and the Watkins-Johnson
Acquisition Documents.

                  "Administrative Agent" has the meaning ascribed to such term in the preamble hereto.

                  "Administrative Agent's Account" means SocGen's account, account number 9042229 (re: Stellex), maintained at the office of Societe Generale, New York, New York, ABA #026004226, or such other account as the Administrative Agent may from time to time specify in writing to the Borrowers and the Lenders.

                  "Aerospace" means Stellex Aerospace, a California corporation (formerly known as Kleinert Industries Inc.).

                  "Affiliate" means, as applied to any specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any specified Person, means the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the Securities having voting power for the election of directors of such specified Person or otherwise to direct or cause the direction of the management and policies of such specified Person, whether through the ownership of voting Securities or by contract or otherwise.

                  "Agents" means, collectively, the Administrative Agent, the Collateral Agent and the Syndication Agent.

                  "Agreement" has the meaning ascribed to such term in the preamble hereto.

                  "Applicable Revolving Loan Base Rate Margin" means initially a rate equal to 1.00% per annum during the period from the Closing Date until the first day of the third fiscal quarter of 1998. Thereafter, such rate will fluctuate quarterly on the first day of each fiscal quarter, commencing with the third fiscal quarter of 1998, based upon the Leverage Ratio for the preceding twelve-month period, calculated as of the last day of such preceding twelve-month period, as set forth below:

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                  If the Leverage                    Applicable Revolving Loan

                  Ratio is:                          Base Rate Margin
                  ---------------                    -------------------------

                  Equal to or greater
                           than 5.0                             1.000%
                  Less than 5.0 but equal to
                           or greater than 4.5                  0.875%
                  Less than 4.5 but equal to
                           or greater than 4.0                  0.750%
                  Less than 4.0 but equal to
                           or greater than 3.5                  0.625%
                  Less than 3.5 but equal to
                           or greater than 3.0                  0.500%
                  Less than 3.0                                 0.375%

                  "Applicable Term Loan Base Rate Margin" means initially a rate equal to 1.25% per annum during the period from the Closing Date until the first day of the third fiscal quarter of 1998. Thereafter, such rate will fluctuate quarterly on the first day of each fiscal quarter, commencing with the third fiscal quarter of 1998, based upon the Leverage Ratio for the preceding twelve-month period, calculated as of the last day of such preceding twelve-month period, as set forth below:

                  If the Leverage                    Applicable Term Loan
                  Ratio is:                          Base Rate Margin
                  ---------------                    --------------------

                  Equal to or greater
                           than 5.0                         1.250%
                  Less than 5.0 but equal to
                           or greater than 4.5              1.250%
                  Less than 4.5 but equal to
                           or greater than 4.0              1.150%
                  Less than 4.0 but equal to
                           or greater than 3.5              1.000%
                  Less than 3.5 but equal to
                           or greater than 3.0              0.750%
                  Less than 3.0                             0.625%

                  "Applicable Revolving Loan Eurodollar Rate Margin" means initially a rate equal to 2.00% per annum during the period from the Closing Date until the first day of the third fiscal quarter of 1998. Thereafter, such rate will fluctuate quarterly on the first day of each fiscal quarter, commencing with the third fiscal quarter of 1998, based upon the Leverage Ratio for the preceding twelve-month period, calculated as of the last day of such preceding twelve-month period, as set forth below:

                  If the Leverage                    Applicable Revolving Loan
                  Ratio is:                          Eurodollar Rate Margin
                  ---------------                    -------------------------

                  Equal to or greater
                           than 5.0                            2.000%


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                  Less than 5.0 but equal to
                           or greater than 4.5                 1.875%
                  Less than 4.5 but equal to
                           or greater than 4.0                 1.750%
                  Less than 4.0 but equal to
                           or greater than 3.5                 1.625%
                  Less than 3.5 but equal to
                           or greater than 3.0                 1.500%
                  Less than 3.0                                1.375%

                  "Applicable Term Loan Eurodollar Rate Margin" means initially a rate equal to 2.25% per annum during the period from the Closing Date until the first day of the third fiscal quarter of 1998. Thereafter, such rate will fluctuate quarterly on the first day of each fiscal quarter, commencing with the third fiscal quarter of 1998, based upon the Leverage Ratio for the preceding twelve-month period, calculated as of the last day of such preceding twelve-month period, as set forth below:

                  If the Leverage                    Applicable Term Loan
                  Ratio is:                          Eurodollar Rate Margin
                  ---------------                    ----------------------

                  Equal to or greater
                           than 5.0                           2.250%
                  Less than 5.0 but equal to
                           or greater than 4.5                2.250%
                  Less than 4.5 but equal to
                           or greater than 4.0                2.150%
                  Less than 4.0 but equal to
                           or greater than 3.5                2.000%
                  Less than 3.5 but equal to
                           or greater than 3.0                1.750%
                  Less than 3.0                               1.625%

                  "Applicable Lending Office" means, with respect to a particular Lender, its Eurodollar Lending Office in respect of provisions relating to Eurodollar Rate Loans and its Domestic Lending Office in respect of provisions relating to Base Rate Loans.

                  "Asset Sale" means any sale, conveyance, transfer, lease or other disposition of property of any Loan Party.

                  "Assignment and Acceptance" means an Assignment and Acceptance substantially in the form of Exhibit A attached hereto and made a part hereof (with blanks appropriately completed) delivered to the Administrative Agent in connection with an assignment of a Lender's interest under this Agreement in accordance with the provisions of Section 13.01.

                  "Availability" means, at any particular time, the amount by which the Maximum Revolving Credit Amount at such time exceeds the Revolving

Credit Obligations at such time.

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                  "Base Rate" means, on any date, a fluctuating interest rate per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of:

                  (a) the rate of interest then most recently established by SocGen in New York, New York as its base rate for Dollars loaned in the United States, in effect on such date; and

                  (b) the Federal Funds Rate in effect on such date plus 1/2 of 1%.

The Base Rate is not necessarily intended to be the lowest rate of interest determined by SocGen in connection with extensions of credit.

                  "Base Rate Loans" means all Loans which bear interest at a rate determined by reference to the Base Rate as provided in Section 4.01(a).

                  "Benefit Plan" means a defined benefit plan as defined in
Section 3(35) of ERISA (other than a Multiemployer Plan) which is subject to Title IV of ERISA or Section 412 of the Code in respect of which any Loan Party or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

                  "Board of Directors" means the board of directors or equivalent governing body of a Person (or the general partner of such Person, as the case may be,) or any committee thereof duly authorized to act on behalf of such board of directors or equivalent governing body.

                  "Borrowers" has the meaning ascribed to such term in the preamble hereto.

                  "Borrowing" means a borrowing consisting of Loans of the same Type made on the same day by the Lenders.

                  "Borrowing Base" means, as of any date of determination, an amount equal to the sum of (a) eighty-five percent (85%) of Eligible Receivables less such reserves as the Administrative Agent reasonably deems appropriate plus
(B) fifty percent (50%) of Eligible Inventory less such reserves as the Administrative Agent reasonably deems appropriate.

                  "Borrowing Base Certificate" means a certificate, substantially in the form of Exhibit B attached hereto and made a part hereof.

                  "Business" means the businesses of Stellex and its Subsidiaries on the date hereof and any business located in the

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United States or Canada related, ancillary or complementary thereto, or which is an extension thereof.

                  "Business Day" means a day, in the applicable local time, which is not a Saturday or Sunday or a legal holiday and on which banks are not required or permitted by law or other governmental action to close (i) in New York, New York or Los Angeles, California and (ii) in the case of Eurodollar Rate Loans, in London, England.

                  "Capital Expenditures" means, for any period, the aggregate of all expenditures (whether paid in cash or other assets or accrued as a liability (but without duplication)) during such period that, in conformity with GAAP, are required to be included in or reflected by a Loan Party's fixed asset account as reflected in its balance sheets; provided, however, that Capital Expenditures shall include, whether or not such a designation would be in conformity with GAAP, (A) that portion of Capital Leases which is capitalized on the balance sheet of such Loan Party and (B) expenditures for Equipment which is purchased simultaneously with the trade-in of existing Equipment owned by such Loan Party to the extent that the gross purchase price of the purchased Equipment exceeds the book value of the Equipment being traded in at such time; provided, further, that Capital Expenditures shall exclude, whether or not such a designation would be in conformity with GAAP, (i) any expenditures made with the proceeds, damages or awards under any policy of insurance with respect to any casualty or other damage or defect or the proceeds of any taking by reason of any public improvement or condemnation proceeding or transfer and (ii) any Permitted Acquisition relating to an acquisition of assets.

                  "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "Capital Stock" means, with respect to any Person, any capital stock of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

                  "Cash Capital Expenditures" means, for any period, that portion of Capital Expenditures which is paid in cash.

                  "Cash Collateral Account" means the account opened and maintained at First Union National Bank which account shall be governed by the terms of the Cash Collateral Pledge Agreement and shall be under the sole dominion and control of the Collateral Agent.


                                     -6-

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                  "Cash Collateral Pledge Agreement" means the Cash Collateral
Pledge and Assignment Agreement, substantially in the form of Exhibit K attached hereto and made a part hereof, made by the Borrowers in favor of the Collateral Agent for the benefit of the Agents and the Lenders, as such Pledge Agreement may be amended, supplemented or otherwise modified from time to time.

                  "Cash Equivalents" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year after the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within ninety (90) days after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Corporation or Moody's Investors Services, Inc. (or, if at any time neither Standard & Poor's Corporation nor Moody's Investors Services, Inc. shall be rating such obligations, then from such other nationally recognized rating services reasonably acceptable to the Administrative Agent) and not listed in Credit Watch published by Standard & Poor's Corporation; (iii) commercial paper, other than commercial paper issued by any Loan Party or any of its Affiliates, maturing no more than ninety (90) days after the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 or P-1 from either Standard & Poor's Corporation or Moody's Investor's Service, Inc. (or, if at any time neither Standard & Poor's Corporation nor Moody's Investors Service, Inc. shall be rating such obligations, then the highest rating from such other nationally recognized rating services reasonably acceptable to the Administrative Agent); (iv) domestic and Eurodollar certificates of deposit or time deposits or bankers' acceptances maturing within ninety (90) days after the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or Canada having combined capital and surplus of not less than $250,000,000; (v) repurchase obligations of the type referred to in clauses (i) through (iv) above; and (vi) money market and mutual funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

                  "Cash Interest Expense" means, for any Financial Covenant Period, total interest expense, whether paid or accrued (including the interest component of Capital Leases, but excluding amortization of deferred financing costs and interest paid on the Put/Call Promissory Notes) of Stellex and its Subsidiaries on a consolidated basis, as determined in conformity with GAAP.


                                     -7-

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                  "CERCLA" means the Comprehensive Environmental Response,
Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., any amendments thereto, any successor statutes, and any regulations promulgated thereunder.

                  "Change of Control" means the occurrence of one or more of the following events:


                  (a) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act), directly or indirectly, of more than 35% of the total voting power of the Voting Securities of Stellex;

                  (b) the Permitted Holders "beneficially own" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act), directly or indirectly, in the aggregate less than 51% of the total voting power of the Voting Securities of Stellex or do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of Stellex; or

                  (c) the first day on which a majority of the members of the Board of Directors of Stellex are not Continuing
         Directors.

                  "Chief Financial Officer" means the chief financial officer or vice president of finance of Stellex.

                  "Claim" means any claim or demand, by any Person, of whatsoever kind or nature for any alleged Liabilities and Costs, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, Permit, ordinance or regulation, common law or otherwise.

                  "Closing Date" means the date on which all of the conditions precedent in Sections 5.01 and 5.02 have been satisfied.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute and any regulations or guidelines promulgated thereunder.

                  "Collateral" means all property and interests in property now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted under any of the Loan Documents.

                  "Collateral Agent" has the meaning ascribed to such term in the preamble hereto.

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                  "Collateral Documents" means, collectively, the Security
Agreements, the Pledge Agreements, the Intellectual Property Security Agreement and the Cash Collateral Pledge Agreement.

                  "Commission" means the Securities and Exchange Commission and any Person succeeding to the functions thereof.

                  "Commitment" means, with respect to any Lender, such Lender's Revolving Loan Commitment and Term Loan Commitment, and as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance, and "Commitments" means the aggregate principal amount of the Commitments of all the Lenders, the maximum amount of which shall not exceed $50,000,000.

                  "Commitment Adjustment" means, as of any date of determination, the amount, if any, by which the the Commitments exceed the product of two multiplied by the EBITDA of Stellex and its Subsidiaries on a consolidated basis for the immediately preceding Financial Covenant Period (and if such Financial Covenant Period ends prior to December 31, 1998, such EBITDA shall be multiplied by a fraction the numerator of which is 12 and the denominator of which is the number of months in such Financial Covenant Period). The amount of the Commitment Adjustment shall adjust the Term Loan Commitment, if outstanding, and then adjust the Revolving Loan Commitment.

                  "Commitment Termination Date" means the day which is the earliest of (A) October 31, 2003, (B) the termination of the Commitments pursuant to Section 11.02(a) and (C) the date of termination in whole of the Revolving Credit Commitments pursuant to Section 3.01(a)(ii).

                  "Commitment Triggering Event" means the occurrence of any payment of principal under or with respect to the Subordinated Notes or any repurchurse by or on behalf of Stellex of the Subordinated Notes.

                  "Compliance Certificate" has the meaning ascribed to such term in Section 7.01(c).

                  "Contaminant" means any waste, pollutant (as that term is defined in 42 U.S.C. Section 9601(33) or in 33 U.S.C. Section 1362(13)), hazardous substance (as that term is defined in 42 U.S.C. Section 9601(14)), hazardous chemical (as that term is defined by 29 CFR Section 1910.1200(c)), toxic substance, hazardous waste (as that term is defined in 42 U.S.C. Section 6903(5)), radioactive material, petroleum, including crude oil or any petroleum-derived substance, waste, or breakdown or decomposition product thereof, as defined under federal, state or local laws or regulations, or any constituent of any such substance or waste, including, but not limited to polychlorinated biphenyls ("PCBs"), and asbestos.

                  "Contractual Obligation" means, as applied to any Person, any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

                  "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of Stellex who (i) was a member of such Board of Directors on the Closing Date or (ii) was nominated by Richard L. Kramer or William L. Remley to serve on such Board of Directors.


                  "Contribution Agreement" means the Contribution Agreement dated as of the date hereof among the Loan Parties, as such agreement may be further amended, supplemented or otherwise modified from time to time.

                  "Current Assets" means, as at any date of determination, the total assets of Stellex and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP.

                  "Current Liabilities" means, as at any date of determination, the current liabilities of Stellex and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP.

                  "Customary Permitted Liens" means

                  (i) Liens (other than Environmental Liens and Liens in favor of the PBGC) with respect to the payment of taxes, assessments or governmental charges or claims, in all cases which are not yet due or are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (ii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other Liens imposed by law created in the ordinary course of business in all cases for amounts which are not yet due or are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (iii) Liens (other than any Lien in favor of the PBGC) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, leases, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds, in all cases for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; and

                  (iv) zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of Real Property which do not materially interfere with the ordinary conduct of the business of the Loan Parties and which do not materially adversely affect the value of the Real Property.

                  "Debt" means, as applied to any Person at any time and without duplication, all indebtedness, obligations or other liabilities of such Person

(i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments (other than the Put/Call Promissory Notes),
(ii) under profit payment agreements or in respect of obligations to redeem, repurchase or exchange any Securities of such Person or to pay dividends in respect of any stock (other than the Put/Call Preferred Stock and management investor agreements of the type referred to in the definition of "Management Equity Interests" provided that such indebtedness, obligations or other liabilities thereunder are only permitted to be paid if permitted under this Agreement), (iii) with respect to letters of credit issued for such Person's account (to the extent not accounted for in clause (i) above), (iv) to pay the deferred purchase price of property or services, except accounts payable and accrued expenses arising in the ordinary course of business, or (v) in respect of Capital Leases.

                  "Default" means an event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

                  "Default Rate" has the meaning ascribed to such term in
Section 4.01(d).

                  "DOL" means the United States Department of Labor and any Person succeeding to the functions thereof.

                  "Dollars" and "$" mean the lawful money of the United States.

                  "Domestic Lending Office" means, with respect to any Lender, such Lender's office, located in the United States, specified as the "Domestic Lending Office" under its name on the signature pages hereof or on the Assignment and Acceptance by which it became a Lender or such other United States office of such Lender as it may from time to time specify by written notice to the Borrowers and the Administrative Agent.

                  "EBITDA" means, for any Financial Covenant Period, (i) the Net Income, determined on a consolidated basis for Stellex and its Subsidiaries, for such Financial Covenant Period plus the following amounts (without duplication) for such Financial Covenant Period to the extent deducted in calculating such Net Income: (A) depreciation and amortization expense, (B) interest expense, (C) federal, state, local and foreign income taxes, (D) extraordinary or unusual losses, (E) non-cash portion of nonrecurring losses and charges, (F) non-cash management compensation expense, (G) amounts paid with respect to the "Retention Plan Payments" as defined in the Watkins-Johnson Acquisition Agreement and (H) any increase in cost of sales resulting from the write-up of inventory in accordance with Accounting Principles Board Opinion No. 16 (or successor provision); minus (ii) the amount of extraordinary gains, each item in clauses
(i) and (ii) calculated pursuant to GAAP for such period.

                  "Eligible Assignee" means (i) a Lender or (ii) a commercial bank, lending institution, finance company, insurance company, other financial institution or fund reasonably acceptable to the Administrative Agent and Stellex (which acceptance shall not be unreasonably withheld).

                  "Eligible Inventory" means Inventory that is reflected on the balance sheet of a Borrower as inventory, and unbilled receivables that are reflected on the balance sheet of a Borrower as unbilled receivables (but only to the extent such unbilled receivables do not exceed $1,000,000), and each valued in accordance with GAAP, with respect to which, when scheduled on a Borrowing Base Certificate and at all times thereafter, the Collateral Agent has a valid and perfected first priority security interest and there is no violation of the negative or affirmative covenants or other provisions of this Agreement or any other Loan Document specifically applicable to Inventory. No Inventory of a Borrower shall be Eligible Inventory if such Inventory is located, stored, used or held at the premises of a third party unless either (i) (A) the Administrative Agent shall have received a bailee's or similar letter from such third party in form and substance satisfactory to the Administrative Agent and
(B) an appropriate UCC-1 financing statement shall have been executed with respect to such location or (ii) the Administrative Agent shall have otherwise consented in writing.

                  "Eligible Receivables" means those Receivables, that are reflected on the balance sheet of a Borrower and valued in accordance with GAAP, with respect to which, when scheduled on a Borrowing Base Certificate and at all times thereafter, the Collateral Agent has a valid and perfected first priority security interest (but not including compliance with the

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Assignment of Claims Act of 1940 , as amended, with respect to Receivables where the account debtor is the United States of America or any department, agency or instrumentality thereof) and there is no violation of the negative or affirmative covenants or other provisions of this Agreement or any other Loan Document specifically applicable to Receivables. No Receivable of a Borrower shall be an Eligible Receivable if:

                  (i) the Receivable is a non-dated Receivable which remains due or unpaid more than one hundred twenty (120) days after the date of original invoice issued by such Borrower with respect to the sale giving rise thereto; or the Receivable is a dated Receivable which remains due or unpaid more than one hundred twenty (120) days after the date of the original invoice issued by such Borrower with respect to the sale giving rise thereto; or

                  (ii) the Receivable arises out of a sale not made in the ordinary course of such Borrower's business or is to a Person which is an Affiliate or Subsidiary of such Borrower or controlled by an Affiliate or Subsidiary of such Borrower; or

                  (iii) that portion of the Receivable that is in dispute or is subject to any asserted claim of setoff; or

                  (iv) any warranty contained in this Agreement or any Loan

         Document with respect to Eligible Receivables or such Receivable has been breached; or

                  (v) the account debtor has filed a petition for bankruptcy or any other petition for relief under the Bankruptcy Code, made an assignment for the benefit of creditors, or if any petition or other application for relief under the Bankruptcy Code has been filed against the account debtor, or if the account debtor has failed, suspended its business operations, become insolvent, or suffered a receiver or a trustee to be appointed for all or a material portion of its assets or affairs; or

                  (vi) the sale is to an account debtor located outside the continental United States, unless such sale is on letter of credit or acceptance terms acceptable to the Administrative Agent (which letter of credit or acceptance has been assigned to the Collateral Agent in a manner satisfactory to the Administrative Agent); or

                  (vii) the sale to such customer is on guaranteed sale, sale and return, sale on approval, consignment or any other repurchase or return basis (other than a repurchase or return pursuant to a warranty); or

                  (viii) the goods giving rise to such Receivable have not been shipped or delivered to the account debtor or the services giving rise to such Receivable have not been performed by such Borrower; or

                  (ix) any document or agreement executed or delivered in connection with any Receivable, or any procedure used in connection with any such document or agreement, fails in any respect to comply with any requirements of applicable law, and such failure would, in the reasonable determination of the Administrative Agent, (a) have a material adverse effect upon the collectability of such Receivable or
         (b) subject payments with respect to such Receivable to any claim for recovery thereof after receipt by the Administrative Agent or the Lenders.

In addition to the foregoing, no Receivables owing by a particular account debtor shall be Eligible Receivables if twenty five percent (25%) or more of the Receivables owing from such account debtor are ineligible for any reason.

                  "Environmental, Health or Safety Requirement of Law" means Requirements of Law relating to or addressing the indoor or outdoor environment, health or safety, including but not limited to any law, regulation, or order relating to the use, handling, or disposal of any Contaminant, any law, regulation, or order relating to Remedial Action, and any law, regulation, or order relating to workplace or worker safety and health.

                  "Environmental Lien" means a Lien in favor of any Governmental

Authority for (i) any liability under federal or state environmental laws or regulations, or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "Equipment" means all of each Loan Party's present and future owned (i) equipment and fixtures, including, without limitation, machinery, manufacturing, distribution, selling, computer system, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, vessels, aircraft, aircraft engines, and trade fixtures, (ii) other tangible personal property, and (iii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA Affiliate" means any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as any Loan Party, (ii) partnership, trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with a Loan Party and (iii) entity which is a member of an "affiliated service group" (as defined in Section 414(m) of the Code) with any other Loan Party.

                  "Eurodollar Affiliate" means, with respect to each Lender, the Affiliate of such Lender (if any) set forth below such Lender's name under the heading "Eurodollar Affiliate" on the signature pages hereof or on the Assignment and Acceptance by which it became a Lender or such Affiliate of a Lender as it may from time to time specify by written notice to the Borrowers and the Administrative Agent.

                  "Eurodollar Interest Payment Date" means (i) with respect to any Eurodollar Rate Loan, the last day of each Eurodollar Interest Period applicable to such Loan and (ii) with respect to any Eurodollar Rate Loan having a Eurodollar Interest Period in excess of three (3) calendar months, the last day of each calendar quarter during such Eurodollar Interest Period.

                  "Eurodollar Interest Period" has the meaning set forth in Section 4.02(b).

                  "Eurodollar Lending Office" means, with respect to any Lender, the office or offices of such Lender (if any) set forth below such Lender's name under the heading "Eurodollar Lending Office" on the signature pages hereof or on the Assignment and Acceptance by which it became a Lender or such office or offices of such Lender as it may from time to time specify by written notice to the Borrowers and the Administrative Agent.


                  "Eurodollar Rate" means, with respect to any Eurodollar Interest Period applicable to a Borrowing of Eurodollar Rate Loans, an interest rate per annum obtained by dividing (i) the rate of interest per annum specified by notice to the Administrative Agent by SocGen as the rate per annum at which deposits in Dollars are offered by SocGen in London, England to major banks in the London interbank market at approximately 11:00 a.m. (London time) on the Interest Rate Determination Date for such Eurodollar Interest Period for a period equal to such Eurodollar Interest Period and in an amount substantially equal to the amount of the Eurodollar Rate Loan to be made by SocGen to be outstanding during such Eurodollar Interest Period, by (ii) a percentage equal to 100% minus the Eurodollar Reserve Percentage. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Eurodollar Rate Loans" means those Loans outstanding which bear interest at a rate determined by reference to the Eurodollar Rate as provided in Section 4.01(a).

                  "Eurodollar Reserve Percentage" means, for any day, that percentage which is in effect on such day, as prescribed by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York, New York with respect to "Eurocurrency Liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any bank to United States residents).

                  "Event of Default" means any of the occurrences set forth in
Section 11.01 after the expiration of any applicable grace period and the giving of any applicable notice, in each case as expressly provided in Section 11.01.

                  "Excess Cash Flow" means, for any Fiscal Year, EBITDA for such Fiscal Year, minus cash interest paid during such Fiscal Year, minus Capital Expenditures made during such Fiscal Year, minus principal payments made on Funded Debt (excluding Revolving Loans) during such Fiscal Year, minus taxes paid in cash during such Fiscal Year, plus the decrease or minus the increase in Working Capital during such Fiscal Year.

                  "Excluded Proceeds" means (i) Net Cash Proceeds that are used by a Loan Party within one year from the receipt of such Net Cash Proceeds by such Loan Party on account of an Asset Sale to replace the asset with respect to such Asset Sale or to consummate a Permitted Acquisition, provided that such Net Cash Proceeds are deposited into the Cash Collateral Account upon receipt of such Net Cash Proceeds by such Loan Party until the earlier of (A) such time as such Loan Party replaces such asset or consummates the Permitted Acquisition or
(B) the first annual anniversary of the date such Net Cash Proceeds were deposited into the Cash Collateral Account, (ii) Net Cash Proceeds on account of one or more Asset Sales so long as such Net Cash Proceeds do not exceed $500,000 in the aggregate in any twelve month period, (iii) proceeds from the sales of Inventory in the ordinary course of business, (iv) proceeds from the disposition of Equipment if such Equipment is obsolete or no longer useful in the ordinary course of such Loan Party's business and (v) proceeds received by a Wholly Owned Subsidiary of a Loan Party as a result of an assignment, transfer, conveyance or other disposition permitted pursuant to Section 9.02(v).

                  "Excluded Securities" means, with respect to any Loan Party,
(i) common or preferred stock issued by such Loan Party to a seller in connection with a Permitted Acquisition or management personnel in connection with management compensation arrangements or a Permitted Acquisition,
(ii) Series B Preferred Stock issued by Holding having an aggregate liquidation preference not to exceed $200,000 and (iii) any Securities issued by any Subsidiary of Stellex to Stellex or another Subsidiary of Stellex, provided that such Securities referred to in this clause (iii) are pledged to the Collateral Agent, on terms and conditions, and pursuant to documentation, reasonably satisfactory to the Administrative Agent, in a manner whereby the Collateral Agent has a valid, perfected and first priority Lien therein.

                  "Farm Bureau" means Farm Bureau Life Insurance Company.

                  "Farm Bureau Consent" means a consent of Farm Bureau to the Collateral Agent's Liens in the Collateral granted by Paragon Precision Products and by Aerospace pursuant to the Loan Documents (including, without limitation, a pledge by Aerospace of the Paragon Precision Products stock pursuant to the Pledge Agreement executed and delivered by Aerospace), which consent shall be in form and substance satisfactory to the Administrative Agent and shall have been executed and delivered by Farm Bureau to the Administrative Agent.

                  "Farm Bureau Deed of Trust" means the Deed of Trust with Assignment of Rents and Fixture Filing dated as of September 6, 1991 made by Paragon Precision Products in favor of Farm Bureau, as such Deed of Trust may be amended, supplemented and modified from time to time.

                  "Farm Bureau Guaranty" means the Guaranty dated as of September 6, 1991 by and between Farm Bureau and Aerospace.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day in New York, New York, for the next preceding Business Day) in New York, New York by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day in New York, New York, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.


                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any Governmental Authority succeeding to its functions.

                  "Fee Letters" means, collectively, the Fee Letters between Stellex and each of the Agents.

                  "Financial Covenant Period" means: (i) with respect to the first fiscal quarter of 1998, the period commencing on the Closing Date and ending on the last day of such fiscal quarter; (ii) with respect to the second fiscal quarter of 1998, the period commencing on January 1, 1998 and ending on the last day of such fiscal quarter; (iii) with respect to the third fiscal quarter of 1998, the period commencing on January 1, 1998 and ending on the last day of such fiscal quarter; (iv) with respect to the fourth fiscal quarter of 1998, the period commencing on January 1, 1998 and ending on the last day of such fiscal quarter; and (v) with respect to each fiscal quarter thereafter, the immediately preceding four fiscal quarter period.

                  "Fiscal Year" means the fiscal year of Stellex and its Subsidiaries ending on December 31 of each calendar year.

                  "Fixed Charge Coverage Ratio" means, for any Financial Covenant Period, the ratio of (i) EBITDA less Cash Capital Expenditures made during such period to (ii) Cash Interest Expense plus the regularly scheduled installments of Funded Debt payable during such period.

                  "Forfeiture Proceeding" means any action, proceeding or investigation affecting any of the Loan Parties before any court, governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or the receipt of notice by any such party that any of them is a subject of any governmental inquiry or investigation, which may result in an indictment of any of them or the seizure or forfeiture of any of their property.

                  "Funded Debt" means Debt which matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of the debtor, to a date more than one year from such date or arises under a revolving credit or similar agreement which obligates the lender or lenders to extend credit during a period of more than one year from such date including, without limitation, all amounts of Funded Debt required to be paid or prepaid within one year from the date of determination.

                  "Funding Date" means the date of the funding of a Loan.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants Standards Board or in such other statements by such other entity as may be in general use by significant segments of the accounting profession as in effect on the date hereof.


                  "General Intangibles" means all of each Loan Party's present and future choses in action, causes of action and all other intangible personal property of every kind and nature

(other than Receivables), including without limitation general intangibles, contracts, corporate or other business records, designs, patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, tradestyles, trade secrets, operating certificates, operating certificate applications, goodwill, registrations, copyrights, licenses, franchises, permits, operating authorities, agent and owner/operator contracts, certificates of public convenience, refunds or reversions from any employee benefit plan or pension plan, covenants not to compete, blueprints and other drawings, customer lists, tax refunds, tax refund claims, rights and claims against carriers and shippers, and rights to indemnification.

                  "Governing Documents" means, with respect to any corporation,
(i) the articles/certificate of incorporation (or the equivalent organizational documents) of such corporation, (ii) the by-laws (or the equivalent governing documents) of the corporation and (iii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such corporation's capital stock; and, with respect to any general partnership, (i) the partnership agreement (or the equivalent organizational documents) of such partnership and (ii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any of the partnership interests; and, with respect to any limited partnership, (i) the partnership agreement (or the equivalent organizational documents) of such partnership, (ii) a certificate of limited partnership (or the equivalent organizational documents) and (iii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any of the partnership interests.

                  "Government" means the United States government or any department, instrumentality or agency thereof, or any state government or any department, instrumentality or agency thereof.

                  "Governmental Authority" means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Government Contracts" means (i) written contracts between any Borrower and the Government; and (ii) written subcontracts between any Borrower and a prime contractor who is providing goods or services to the Government pursuant to a written contract with the Government or its prime contractor, if applicable (the "Prime Contract"), provided that the subcontract relates only to goods or services being provided to the Government pursuant to the prime contract.

                  "Guarantors" means, collectively, the Borrowers and each Subsidiary of Stellex.

                  "Guaranty" means the Guaranty, substantially in the form of Exhibit J attached hereto and made a part hereof, referred to in the List of Closing Documents set forth on Exhibit E attached hereto and made a part hereof.

                  "Holder" means any Person entitled to enforce any of the Obligations, whether or not such Person holds any evidence of Indebtedness, including, without limitation, each Agent and each Lender.

                  "Indebtedness" means, as applied to any Person at any time,
(a) all indebtedness, obligations or other liabilities of such Person (i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, and any accrued interest, fees and charges relating thereto, (ii) under profit payment agreements or in respect of obligations to redeem, repurchase or exchange any Securities of such Person or to pay dividends in respect of any stock, (iii) with respect to letters of credit issued for such Person's account, (iv) to pay the deferred purchase price of property or services, except accounts payable and accrued expenses arising in the ordinary course of business, (v) in respect of Capital Leases or (vi) which are Accommodation Obligations; (b) all indebtedness, obligations or other liabilities of such Person or others secured by a Lien (other than a Customary Permitted Lien) on any property of such Person, whether or not such indebtedness, obligations or liabilities are assumed by such Person, all as of such time; (c) all indebtedness, obligations or other liabilities of such Person in respect of Interest Rate Contracts and foreign exchange contracts, net of liabilities owed to such Person by the counterparties thereon; (d) all preferred stock subject (upon the occurrence of any contingency or otherwise) to mandatory redemption; and (e) all contingent Contractual Obligations with respect to any of the foregoing.

                  "Indemnified Matters" has the meaning ascribed to such term in Section 13.05.

                  "Indemnitees" has the meaning ascribed to such term in
Section 13.05.

                  "Information Package" means, with respect to each Permitted Acquisition, an information package consisting of (i) a description of the Business being acquired, (ii) historical financial statements (which may be unaudited) for the respective Business for at least the two full fiscal years most recently ended and the latest twelve-month period ended with the last day of the fiscal quarter last ended, (iii) projections for the five years after the respective Permitted Acquisition, (iv) an officer's certificate for the twelve-month period ended on the date of the most recent delivery of quarterly financial statements pursuant to
Section 7.01(a) hereof indicating the compliance on a Pro Forma Basis with the financial covenants contained in Schedule 5.03(B) hereof and (v) any other information which Stellex in good faith determines should be furnished so that the Information Package for the respective Business being acquired is, to the best of Stellex's knowledge after reasonable investigation, true and correct in all material respects and is not incomplete by omitting to state any fact necessary to make the information (taken as a whole) contained therein not misleading in any material respect.

                  "Intellectual Property Security Agreement" means the Patent Security Agreement, substantially in the form of Exhibit N attached hereto and made a part hereof, referred to in the List of Closing Documents set forth on Exhibit E attached hereto and made a part hereof.

                  "Interest Coverage Ratio" means, with respect to any Financial Covenant Period, the ratio of (i) EBITDA to (ii) Cash Interest Expense.

                  "Interest Rate Contracts" means interest rate exchange, swap, collar, cap, hedging or similar agreements.

                  "Interest Rate Determination Date" has the meaning ascribed to such term in Section 4.02(c).

                  "Inventory" means all of each Loan Party's present and future
(i) inventory, (ii) goods, merchandise and other personal property furnished or to be furnished under any contract of service or intended for sale or lease, and all goods consigned by such Loan Party to another Person and all other items which have previously constituted Equipment but are then currently being held for sale or lease in the ordinary course of such Loan Party's business, (iii) raw materials, work-in-process and finished goods, (iv) materials and supplies of any kind, nature or description used or consumed in such Loan Party's business or in connection with the manufacture, production, packing, shipping, advertising, finishing or sale of any of the property described in clauses (i) through (iii) above, (v) goods in which such Loan Party has a joint or other interest or right of any kind (including, without limitation, goods in which such Loan Party has an interest or right as consignee), and (vi) goods which are returned to or repossessed by such Loan Party; in each case whether in the possession of such Loan Party, a bailee, a consignee, or any other Person for sale, storage, transit, processing, use or otherwise, and any and all documents for or relating to any of the foregoing.

                  "Investment" means, with respect to any Person, (i) any purchase or other acquisition by that Person of Securities, or of a beneficial interest in Securities, issued by any other Person,

(ii) any purchase by that Person of all or substantially all of the assets of a business conducted by another Person, and (iii) any direct or indirect loan, advance (other than prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business as presently conducted) or capital contribution by that Person to any other Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business. The amount of any Investment shall be the original cost of such Investment, plus the cost of all additions thereto less the amount of any return of capital or principal to the extent such return is in cash with respect to such Investment without any adjustments for increases or decreases in value or write-ups, write-downs or write-offs with respect to such Investment.

                  "IRS" means the Internal Revenue Service and any Person succeeding to the functions thereof.

                  "Kleinert Acquisition" means the transactions contemplated by the Kleinert Acquisition Documents.

                  "Kleinert Acquisition Agreement" means the Stock Purchase Agreement, dated as of May 23, 1997 by and among KII Acquisition as buyer, Kleinert Industrie Holding AG, a Swiss corporation as seller, and Kleinert Industries Inc.

                  "Kleinert Acquisition Documents" means, collectively, the Kleinert Acquisition Agreement, the Seller Note, and all documents, instruments and agreements delivered in connection therewith.

                  "Lender" has the meaning ascribed to such term in the preamble hereto.

                  "Leverage Ratio" means, for any Financial Covenant Period, the ratio of (i) the outstanding Funded Debt for Stellex and its Subsidiaries at the end of such period, to (ii) EBITDA for such period, which EBITDA is multiplied by a fraction the numerator of which is 12 and the denominator of which is the number of months in such Financial Covenant Period.

                  "Liabilities and Costs" means all liabilities, obligations, responsibilities, losses, damages, punitive damages, economic damages, consequential damages, treble damages, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs of investigation, feasibility or Remedial Action studies), fines, penalties and monetary sanctions, interest, absolute or contingent, past, present or future.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale agreement, deposit arrangement, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever in respect of any property of a Person, whether granted voluntarily or imposed by law, and includes the interest of a lessor under a Capital Lease or under any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement or similar notice (other than a financing statement filed by a "true" lessor pursuant to Section 9-408 of the Uniform Commercial Code or with respect to goods consigned to a Loan Party or inventory of a third person in the possession of a Loan Party), naming the owner of such property as debtor, under the Uniform Commercial Code or other comparable law of any jurisdiction.

                  "Loan Documents" means this Agreement, the Notes, the Fee Letters, the Guaranties, the Contribution Agreement, the Collateral Documents, any Interest Rate Contracts to which any Lender or any Affiliate of a Lender is a party, any foreign exchange contracts to which any Lender or any Affiliate of a Lender is a party, and all other instruments, agreements and written Contractual Obligations between any Loan Party and any Agent or any Lender delivered to either such Agent or such Lender pursuant to or in connection with the transactions contemplated hereby.

                  "Loan Parties" means the Borrowers and the Guarantors.

                  "Loans" means the Revolving Loans and Term Loans.

                  "Management Agreement" means the Amended and Restated Management Advisory Services Agreement dated November 1, 1997 among Mentmore Holdings Corporation and the Loan Parties, as such agreement may be amended, supplemented or modified from time to time.

                  "Management Equity Holder" means (i) a holder of a Put/Call Promissory Note, (ii) the legal or beneficial owner of Put/Call Preferred Stock or (iii) a holder of any Management Equity Interests.

                  "Management Equity Interests" means shares of Capital Stock of Stellex or of a Subsidiary of Stellex, options, warrants or stock appreciation or similar rights, in each case held, at the time of the issuance thereof, by any then current or former officer, employee or other member of management (or thereafter by their estates or beneficiaries under their estates) of Stellex or of such Subsidiary pursuant to any management equity subscription agreement, employment agreement, employee benefit plan, stockholder agreement, stock option agreement or similar management investor agreement and which may be required to be repurchased by Stellex or such Subsidiary, or which may be repurchased at the option of Stellex or such Subsidiary, in each case pursuant to the terms of any such agreement under which such equity interests were issued, including, without limitation, the Management Participation Agreement.

                  "Management Participation Agreement" means that certain Agreement dated as of July 1, 1997 by and among Holding, Greystoke Capital Management Limited LDC, Bradley C. Call, Julius E. Hodge, Lawrence B. Smith, Roland H. Marti, John Barriatua, Arun Kumar and Louis A. Brown, as such agreement may be amended, supplemented and modified from time to time.

                  "Margin Stock" means "margin stock" as such term is defined in

Regulation U and Regulation G.

                  "Material Adverse Effect" means a material adverse effect upon
(i) the condition (financial or otherwise), operations, assets, business, properties or performance of Stellex and its Subsidiaries, taken as a whole,
(ii) the ability of the Loan Parties to perform their respective obligations under the Loan Documents, or (iii) the ability of the Lenders or any Agent to enforce the Loan Documents.

                  "Material Contract" means any Government Contract in excess of $1,000,000.

                  "Maturity Date" means October 31, 2003.

                  "Maximum Revolving Credit Amount" means, at any particular time, the lesser of (i) the Revolving Loan Commitments at such time and (ii) the Borrowing Base at such time.

                  "Multiemployer Plan" means an employee benefit plan as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six
(6) years was, contributed to by either any Loan Party or any ERISA Affiliate.

                  "Net Cash Proceeds" means with respect to any Asset Sale or issuance of Securities, an amount equal to the cash proceeds of such Asset Sale or issuance, net of (i) reasonable attorneys' fees, accountants' fees, brokerage, consultant and other customary fees, underwriting commissions and other reasonable fees and expenses actually incurred in connection therewith,
(ii) taxes paid or reasonably estimated to be payable as a result thereof, (iii) the amount of Indebtedness secured by a Lien on the asset being sold that has been repaid with the proceeds of such Asset Sale and (iv) appropriate amounts that must be set aside as reserves in accordance with GAAP.

                  "Net Income" means, for any period, the net earnings (or loss) after taxes of Stellex and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

                  "Net Worth" means the total assets of Stellex and its Subsidiaries on a consolidated basis less total liabilities of Stellex and its Subsidiaries on a consolidated basis (excluding liabilities with respect to the Put/Call Promissory Notes, the Put/Call Preferred Stock and deferred compensation arising in connection with management put/call rights), each determined in accordance with GAAP, but without giving effect to the sale of inventory written-up in accordance with Accounting Principles Board Opinion No. 16 (or successor provision).

                  "Notes" means the Revolving Loan Notes and the Term
Loan Notes.

                  "Notice of Borrowing" means a notice substantially in the form of Exhibit C attached hereto and made a part hereof.

                  "Notice of Continuation/Conversion" means a notice substantially in the form of Exhibit D attached hereto and made a part hereof.

                  "Obligations" means all Loans, advances, debts, liabilities, obligations, covenants and duties owing by any Loan Party to any Agent, any Lender, any Affiliate of any Agent or any Lender, or any Person entitled to indemnification pursuant to Section 13.05 of this Agreement, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement, the Notes or any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, Interest Rate Contract, foreign exchange contract or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to any Loan Party under this Agreement, the Notes or any other Loan Document.

                  "Officer's Certificate" means, with respect to any Person, a certificate executed on behalf of such Person by (i) the chairman or vice-chairman of such Person's board of directors or (ii) such Person's president, any of its vice-presidents, its chief financial officer, vice president of finance or its treasurer.

                  "Other Taxes" has the meaning ascribed to such term in
Section 3.03(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to the functions thereof.

                  "Permits" means any permit, approval, authorization license, variance, or permission required from a Governmental Authority under an applicable Requirement of Law.

                  "Permitted Acquisition" means the acquisition by Stellex or any of its corporate Subsidiaries of (i) assets constituting a business or operation that is within the definition of Business and constitutes a line of business of a Person (other than a Subsidiary of Stellex) or (ii) at least 75% of the capital stock of a Person engaged in the Business; provided that such acquisition is made in accordance with the provisions of this Agreement and the conditions set forth in Section 5.03 have been satisfied (whether or not proceeds from the Term Loans are being used with respect to such acquisition).

                  "Permitted Disposition" means an Asset Sale where (i) Stellex or any Subsidiary receives consideration at the time of such Asset Sale at least equal to the fair market value of the stock and/or assets subject to such Asset Sale, as determined by (A) the Board of Directors of Stellex with respect to an

Asset Sale the value of which does not exceed $10,000,000 or (B) a fairness opinion by an investment banking firm or valuation firm reasonably satisfactory to the Administrative Agent with respect to an Asset Sale the value of which equals or exceeds $10,000,000; (ii) at least 75% of the consideration thereof received by Stellex or such Subsidiary is in the form of cash and 100% of the Net Cash Proceeds from such Asset Sale is applied in accordance with Section 3.01(b)(i); and (iii) the consideration thereof that is not in the form of cash is pledged to the Collateral Agent, on terms and conditions, and pursuant to documentation, reasonably satisfactory to the Administrative Agent, in a manner whereby the Collateral Agent has a valid, perfected and first priority Lien therein.

                  "Permitted Existing Indebtedness" means the Indebtedness identified as such on Schedule 1.01(A).

                  "Permitted Existing Liens" means the Liens on assets of any Loan Party identified as such on Schedule 1.01(B).

                  "Permitted Holders" means (i) Richard L. Kramer and William L. Remley, (ii) any spouse or immediate family member of any person named in clause
(i) hereof and any child or spouse of any spouse or immediate family member of any such person, (iii) a trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding, directly or indirectly, a controlling interest of which consist of any person named in clause (i) hereof and/or such other Persons referred to in the immediately preceding clause (ii) hereof, or (iv) the trustees of any trust referred to in clause (iii) hereof.

                  "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust, limited liability company or other organization, whether or not a legal entity, and any Governmental Authority.

                  "Plan" means an employee benefit plan defined in Section 3(3) of ERISA (other than a Multiemployer Plan) in respect of which any Loan Party or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreements" means, collectively, the Pledge Agreements, substantially in the form of Exhibit M attached hereto and made a part hereof, referred to in the List of Closing Documents set forth on Exhibit E attached hereto and made a part hereof.

                  "Process Agent" has the meaning ascribed to such term in
Section 13.20(a).

                  "Pro Forma Basis" means, with respect to any Permitted Acquisition, the calculation of the financial covenants set forth on Schedule

5.03(b) for Stellex and its Subsidiaries on a consolidated basis for the immediately preceding twelve month period, and otherwise determined in accordance with this Agreement, as if such Permitted Acquisition had been effected on the first day of such twelve month period, provided that all such calculations shall take into account the pro forma effect of all Permitted Acquisitions that occur during such twelve month period and all Permitted Acquisitions that occur after such twelve month period but on or prior to the date of determination (including any Indebtedness assumed or acquired in connection therewith and any Indebtedness incurred to finance such Permitted Acquisition) as if they had occurred on the first day of such twelve month period.

                  "Property" means any and all Real Property or personal property, whether tangible or intangible, plant, building, facility, structure, underground storage tank or unit, Equipment, Inventory, General Intangible, Receivable, securities, account, deposit, claim, right or other asset owned, by any Loan Party, as applicable, (including any surface water thereon and subsurface matrix (including but not limited to soil, bedrock and groundwater) thereunder).

                  "Pro Rata Share" means, with respect to any Lender, the percentage obtained by dividing (i) such Lender's Commitment (or, if after the Commitment Termination Date, the outstanding balances of such Lender's Loans) by
(ii) the aggregate amount of all Lenders' Commitments (or, if after the Commitment Termination Date, the outstanding balances of all Loans).

                  "Put/Call Preferred Stock" means preferred stock, having terms and conditions satisfactory to the Requisite Lenders, which may be issued by Stellex or a Subsidiary of Stellex to the holders of any Management Equity Interests of Stellex or such Subsidiary in exchange for such Management Equity Interests held by such holders; provided that such preferred stock provides that any payment made pursuant to or in connection with the provisions of such preferred stock or of the instrument governing such preferred stock, including pursuant to any redemption, repurchase or default provision, and payments of dividends on such preferred stock, in each case in cash, may be made only to the extent Restricted Junior Payments would then be permitted to be made in accordance with Section 9.06(iii) after giving effect to all other Restricted Junior Payment made to any other Management Equity Holder prior to or concurrently therewith.

                  "Put/Call Promissory Notes" means promissory notes, having terms and conditions satisfactory to the Requisite Lenders, which may be issued by Stellex or a Subsidiary of Stellex to the holders of any Management Equity Interests of Stellex or such Subsidiary in exchange for such Management Equity Interest held by such holders; provided that (a) such promissory notes are expressly subordinated to the Notes, (b) such notes are not secured by any Lien on any property or assets of Stellex or any of its Subsidiaries, (c) such promissory notes provide that any payment that is to be made pursuant to or in connection with the provisions of such promissory notes, including, without limitation, payments of principal or interest on such notes, in each case in cash, may be made only to the extent Restricted Junior Payments would then be permitted to be made in accordance with Section 9.06(iii) after giving effect to all other Restricted Junior Payment made to any other Management Equity Holder prior to or concurrently therewith.

                  "Real Property" means all of each Loan Party's present and future right, title and interest (including, without limitation, any leasehold estate) in (i) any plots, pieces or parcels of land, (ii) any improvements, buildings, structures and fixtures now or hereafter located or erected thereon or attached thereto of every nature whatsoever (the rights and interests described in clauses (i) and (ii) above being the "Premises"), (iii) all easements, rights of way, gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and public places adjoining such land, and any other interests in property constituting appurtenances to the Premises, or which hereafter shall in any way belong, relate or be appurtenant thereto, (iv) all hereditaments, gas, oil, minerals (with the right to extract, sever and remove such gas, oil and minerals, and easements, of every nature whatsoever, located in or on the Premises and (v) all other rights and privileges thereunto belonging or apper taining and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in clauses (iii) and (iv) above.

                  "Receivables" means all of each Loan Party's present and future (i) accounts, (ii) contract rights, chattel paper, instruments, documents, deposit accounts, and other rights to payment of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and whether or not earned by performance, (iii) any of the foregoing which are not evidenced by instruments or chattel paper, (iv) intercompany receivables, and any security documents executed in connection therewith, (v) proceeds of any letters of credit or insurance policies on which such Loan Party is named as beneficiary, (vi) claims against third parties for advances and other financial accommodations and any other obligations whatsoever owing to such Loan Party, (vii) rights in and to all security agreements, leases, guarantees, instruments, securities, documents of title and other contracts securing, evidencing, supporting or otherwise relating to any of the foregoing, together with all rights in any goods, merchandise or Inventory which any of the foregoing may represent, and (viii) rights in returned and repossessed goods, merchandise and Inventory which any of the same may represent, including, without limitation, any right of stoppage in transit.

                  "Register" has the meaning ascribed to such term in
Section 13.01(c).

                  "Regulation G" means Regulation G of the Federal Reserve Board as in effect from time to time.

                  "Regulation U" means Regulation U of the Federal Reserve Board as in effect from time to time.


                  "Regulation X" means Regulation X of the Federal Reserve Board as in effect from time to time.

                  "Release" means release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

                  "Remedial Action" means any action required to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment; (ii) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or
(iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                  "Replacement Event" means, with respect to any Lender, the appointment of, or the taking of possession by, a receiver, custodian, conservator, trustee or liquidator of such Lender, or the declaration by the appropriate regulatory authority that such Lender is insolvent.

                  "Replacement Lender" means a financial institution which is an Eligible Assignee or is otherwise reasonably acceptable to the Administrative Agent and Stellex (which acceptance shall not be unreasonably withheld) and which is not a Loan Party or an Affiliate of a Loan Party.

                  "Reportable Event" has the meaning ascribed to such term in
Section 4043 of ERISA or regulations promulgated thereunder, other than an event which is not subject to the thirty (30) day notice requirement of such regulations.

                  "Requirements of Law" means, as to any Person, any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act, the Securities Exchange Act, Regulations G, U and X, ERISA, the Fair Labor Standards Act and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or any permit, approval, authorization license, variance, or permission required from a Governmental Authority or any environmental, labor, employment, occupational safety or health law, rule or regulation.

                  "Requisite Lenders" means at least two Lenders whose Pro Rata Shares, in the aggregate, are greater than fifty-one percent (51%); provided, however, that, in the event that the Commitments have been terminated pursuant to the terms of this Agreement, "Requisite Lenders" means at least two Lenders whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding amount of the Obligations are greater than fifty-one percent (51%).


                  "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of, partnership interest of or other equity interest of, a Loan Party now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of, partnership interest of or other equity interest of, a Loan Party now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any permitted subordinated indebted ness and (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of, partnership interest of or other equity interest of, a Loan Party now or hereafter outstanding.

                  "Revolving Credit Obligations" means, at any particular time, the outstanding principal amount of the Revolving Loans at such time.

                  "Revolving Loan" has the meaning ascribed to such term in Section 2.01(a).

                  "Revolving Loan Commitment" means, with respect to any Lender, the obligation of such Lender to make Revolving Loans pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Revolving Loan Commitment" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became (or becomes) a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance, and "Revolving Loan Commitments" means the aggregate principal amount of the Revolving Loan Commitments of all the Lenders, the maximum amount of which shall not at any time exceed a principal amount of $25,000,000; provided, however, that on and after a Commitment Triggering Event, the maximum amount of such Revolving Loan Commitments shall be adjusted on the date that such Commitment Triggering Event shall occur and on the forty-fifth day following the last date of each Financial Covenant Period thereafter, by an amount equal to the Commitment Adjustment but only after such Commitment Adjustment has adjusted any outstanding Term Loan Commitments.

                  "Revolving Loan Notes" has the meaning assigned thereto in Section 2.03(a).

                  "Securities" means any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "Security Agreements" means, collectively, the Security Agreements, substantially in the form of Exhibit L attached hereto and made a part hereof, referred to in the List of Closing Documents set forth on Exhibit E attached hereto and made a part hereof.

                  "Seller Note" means the promissory note made by Holdings in favor of Kleinert Industrie Holding AG in the principal amount of $1,750,000, delivered pursuant to the Kleinert Acquisition Agreement.

                  "SocGen" has the meaning ascribed to such term in the preamble hereto.

                  "Solvent", when used with respect to any Person, means that at the time of determination:

                  (i) the fair value of its assets is in excess of the total amount of its liabilities (including, without limitation, contingent liabilities); and

                 (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

                 (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

                 (iv) it has not conducted nor proposes to conduct a business for which its assets would constitute unreasonably small capital.

                  "Subordinated Note Documents" means, collectively, the Subordinated Note Indenture and all documents, instruments and agreements delivered in connection therewith.

                  "Subordinated Note Indenture" means the Indenture dated as of October 31, 1997 between Stellex and Marine Midland Bank, as Trustee, pursuant to which the Subordinated Notes were issued.

                  "Subordinated Notes" means the 9 1/2% Senior Subordinated Notes due 2007 issued pursuant to the Subordinated Note Indenture.


                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned or controlled by such Person, one or more of the other subsidiaries of such Person or any combination thereof.

                  "Syndication Agent" has the meaning ascribed to such term in the preamble hereto.

                  "Taxes" has the meaning ascribed to such term in
Section 3.03(a).

                  "Term Loan Commitment" means, with respect to any Lender, the obligation of such Lender to make Term Loans pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Term Loan Commitment" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became (or becomes) a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance, and "Term Loan Commitments" means the aggregate principal amount of the Term Loan Commitments of all the Lenders, the maximum amount of which shall not at any time exceed $25,000,000; provided, however, that on and after a Commitment Triggering Event, the maximum amount of such Term Loan Commitments shall be adjusted on the date that such Commitment Triggering Event shall occur and on the forty-fifth day following the last date of each Financial Covenant Period thereafter, by an amount equal to the Commitment Adjustment.

                  "Term Loan Lender" means a Lender who has a Term Loan Commitment.

                  "Term Loan Notes" has the meaning assigned thereto in
Section 2.03(b).

                  "Term Loans" has the meaning ascribed to such term in
Section 2.02(a)(i).

                  "Term Loan Termination Date" means the day which is the earliest of (A) October 31, 1999, (B) the termination of the Commitments pursuant to Section 11.02(a) and (C) the date of termination in whole of the Commitments pursuant to Section 3.01(a)(ii).

                  "Termination Event" means (i) any Reportable Event with respect to any Benefit Plan, (ii) the withdrawal of a Loan Party or an ERISA Affiliate from a Benefit Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the occurrence of an obligation arising under Section 4041 of ERISA of a Loan Party or an ERISA Affiliate to provide affected parties with a written notice of an intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA, (iv) the institution by the PBGC of proceedings to terminate any Benefit Plan, (v) any event or condition which constitutes grounds under Section 4042 of ERISA for the appointment of a Trustee to administer a Benefit

Plan, or (vi) the partial or complete withdrawal of any Loan Party or any ERISA Affiliate from a Multiemployer Plan.

                  "Transaction Documents" means, collectively, the Loan Documents and the Acquisition Documents.

                  "Type" means, with respect to any Loan, its nature as a Eurodollar Rate Loan or a Base Rate Loan.

                  "Uniform Commercial Code" means the Uniform Commercial Code as enacted in the State of New York, as it may be amended from time to time.

                  "Unused Commitment Fee" has the meaning ascribed to such term in Section 4.03(a).

                  "Voting Securities" means with respect to any Person, Securities with respect to any class or classes of capital stock of such Person entitling the holders thereof ordinarily to vote in the election of the members of the board of directors of such Person.

                  "Watkins-Johnson Acquisition" means the transactions contemplated by the Watkins-Johnson Acquisition Documents.

                  "Watkins-Johnson Acquisition Agreement" means the Stock Purchase Agreement dated as of August 29, 1997 by and among TSMD Acquisition, Watkins-Johnson Company and Microwave (formerly known as W-J TSMD, Inc.).

                  "Watkins-Johnson Acquisition Documents" means, collectively, the Watkins-Johnson Acquisition Agreement and all documents, instruments and agreements delivered in connection therewith.

                  "Wholly Owned Subsidiary" means a Subsidiary of Stellex all the Capital Stock of which (other than directors' qualifying shares) is owned by Stellex or another Wholly Owned Subsidiary.

                  "Working Capital" means, as at any date of determination, the excess, if any, of Current Assets over Current Liabilities.

                  1.02. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed. Any period determined hereunder by reference to a month or months or year or years shall end on the day in the relevant calendar month in the relevant year, if applicable, immediately preceding the date numerically corresponding to the first day of such period, provided that if such period commences on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month during which such period is to end), such period shall, unless otherwise expressly required by the other provisions of this Agreement, end on the last day of the calendar month.

                  1.03. Accounting Terms. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

                  1.04. Other Terms. Terms not otherwise defined herein which are defined in, or used in, Article 9 of the Uniform
Commercial Code shall have the respective meanings assigned to such terms in Article 9 of the Uniform Commercial Code.

                  1.05 Knowledge. As used in this Agreement the phrases "to the knowledge of," "known by" or phrases of similar import, when applied to any Loan Party, shall mean that an individual holding any of the offices identified on
Schedule 1.05 attached hereto is actually aware of, or should be aware of in the ordinary course of business, the fact or other matter.


                                  ARTICLE II
                          AMOUNTS AND TERMS OF LOANS

                  2.01.  Revolving Loan Facility.

                  (a) Availability. Subject to the terms and conditions set forth in this Agreement, each Lender hereby severally agrees to make revolving loans (each individually, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrowers from time to time during the period from the Closing Date to the Business Day immediately preceding the Commitment Termination Date, in an amount not to exceed such Lender's Pro Rata Share of the Availability at such time; provided, however, that the initial Borrowing of Revolving Loans shall not exceed $5,000,000. Each Base Rate Loan shall be for a minimum amount of Two Hundred Thousand Dollars ($200,000) and in integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount. Each Eurodollar Rate Loan shall be for a minimum amount of Five Hundred Thousand Dollars ($500,000) and in integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount. All Revolving Loans comprising the same Borrowing under this Agreement shall be made by the Lenders simultaneously and proportionately to their then respective Pro Rata Shares, it being understood that no Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Revolving Loan hereunder nor shall the Commitment of any Lender be increased or decreased as a result of any such failure. Subject to the provisions of this Agreement, the Borrowers may repay any outstanding Revolving Loan made to it on any day which is a Business Day and any amounts so repaid may be reborrowed in accordance with the provisions of this Section 2.01(a).

                  (b) Notice of Borrowing. When the Borrowers desire to borrow under this Section 2.01, the Borrowers shall deliver to each Lender a Notice of Borrowing, signed by them, no later than 12:00 noon (New York time) (i) on the proposed Funding Date, in the case of a Borrowing of Base Rate Loans, and (ii) at least two (2) Business Days in advance of the proposed Funding Date, in the case of a Borrowing of Eurodollar Rate Loans; provided that no Borrowing of Eurodollar Rate Loans shall be made on the Closing Date. Such Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business
Day), (ii) the amount of the proposed Borrowing, (iii) whether the proposed Borrowing will be of Base Rate Loans or Eurodollar Rate Loans, and (iv) in the case of Eurodollar Rate Loans, the requested Eurodollar Interest Period. In lieu of delivering such a Notice of Borrowing, the Borrowers may give the Administrative Agent telephonic notice of any proposed Borrowing by the time required under this Section 2.01(b) if it confirms such notice by delivery of the Notice of Borrowing to the Administrative Agent promptly, but in no event later than 5:00 p.m. (New York time) on the same day. Any Notice of Borrowing (or telephonic notice in lieu thereof) given pursuant to this Section 2.01(b) shall be irrevocable.

                  (c) Making of Revolving Loans. (i) Each Lender shall deposit an amount equal to its Pro Rata Share of the amount requested by the Borrowers to be made as Revolving Loans in the Administrative Agent's Account at its office in New York, New York, in immediately available funds, not later than 2:00 p.m. (New York time) on any Funding Date applicable thereto. Subject to the fulfillment of the conditions precedent set forth in Sections 5.01 and 5.02, the Administrative Agent shall make the proceeds of such amounts received by it available to the Borrowers at the Administrative Agent's office in New York, New York on such Funding Date (or on the date received if later than such Funding
Date). The failure of any Lender to deposit the amount described above with the Administrative Agent on the applicable Funding Date shall not relieve any other Lender of its obligations hereunder to make its Revolving Loan on such Funding Date.

                  (ii) Unless the Administrative Agent shall have been notified by any Lender no later than 1:00 p.m. (New York time) on the applicable Funding Date in respect of any Borrowing of Revolving Loans that such Lender does not intend to fund its Revolving Loan requested to be made on such Funding Date, the Administrative Agent may assume that such Lender has funded its Revolving Loan and is depositing the proceeds thereof with the Administrative Agent on the Funding Date, and the Administrative Agent in its sole discretion may, but shall not be obligated to, disburse a corresponding amount to the Borrowers on the Funding Date. If the Revolving Loan proceeds corresponding to that amount are advanced to the Borrowers by the Administrative Agent but are not in fact deposited with the Administrative Agent by such Lender on or prior to the applicable Funding Date, such Lender agrees to pay, and in addition the Borrowers agree to repay, to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed to or for the benefit of the Borrowers until the date such amount is paid or repaid to the Administrative Agent, (A) in the case of the Borrowers, at the interest rate applicable to such Borrowing and (B) in the case of such Lender, at the Federal Funds Rate for the first Business Day, and thereafter at the interest rate applicable to such Borrowing. If such Lender shall pay to the Administrative Agent the corresponding amount, the amount so paid shall constitute such Lender's Revolving Loan, and if both such Lender and the Borrowers shall pay and repay such corresponding amount, the Administrative Agent shall promptly pay to the Borrowers such corresponding amount. This
Section 2.01(c)(ii) does not relieve any Lender of its obligation to make its Revolving Loan on any Funding Date; nor does this Section relieve the Borrowers of their obligation to pay or repay any Lender funding its Revolving Loan pursuant to this Section interest on such Revolving Loan from such Funding Date until the date on which such Revolving Loan is repaid in full.

                  (d) Repayment of Revolving Loans. The Revolving Loan Commitments shall terminate, and all outstanding Revolving Loans shall be paid in full, on the Commitment Termination Date.

                  2.02.  Term Loan Facility.

                  (a) Amount of Loans. Subject to the terms and conditions set forth in this Agreement, each Lender hereby severally agrees to make term loans (each individually, a "Term Loan" and, collectively, the "Term Loans") to the Borrowers from time to time during the period from the Closing Date to the Business Day immediately preceding the Term Loan Termination Date in an amount not to exceed such Lender's Pro Rata Share of the amount by which the Term Loan Commitments exceed the outstanding Term Loans. Each Term Loan shall be a Base Rate Loan on the Funding Date and be for a minimum amount of Two Million Five Hundred Thousand Dollars ($2,500,000) and in integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount. All Term Loans shall be made by the Lenders simultaneously and proportionately to their then respective Pro Rata Shares, it being understood that no Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Term Loan hereunder nor shall the Commitment of any Lender be increased or decreased as a result of any such failure.

                  (b) Notice of Borrowing. When the Borrowers desire to borrow under this Section 2.02, the Borrowers shall deliver to each Lender a Notice of Borrowing, signed by them, no later than

12:00 noon (New York time) at least one Business Day in advance of the proposed

Funding Date. Such Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day) and (ii) the amount of the proposed Borrowing with respect to the Term Loans. All Term Loans shall be Base Rate Loans on the Closing Date but after the Closing Date may be converted to Eurodollar Rate Loans pursuant to Section 4.01(c). Any Notice of Borrowing given pursuant to this Section 2.02(b) shall be irrevocable.

                  (c) Making of Term Loans. (i) Each Lender shall deposit an amount equal to its Pro Rata Share of the amount requested by the Borrowers specified in such Notice of Borrowing to be made as Term Loans in the Administrative Agent's Account at its office in New York, New York, in immediately available funds, not later than 12:00 noon (New York time) on the Funding Date. Subject to the fulfillment of the conditions precedent set forth in Sections 5.01, 5.02 and 5.03, the Administrative Agent shall make the proceeds of such amounts received by it available to the Borrowers at the Administrative Agent's office in New York, New York on such Funding Date. The failure of any Lender to deposit the amount described above with the Administrative Agent on the Closing Date shall not relieve any other Lender of its obligations hereunder to make its Term Loan on such Funding Date.

                  (ii) Unless the Administrative Agent shall have been notified by any Lender no later than 1:00 p.m. (New York time) on the applicable Funding Date in respect of any Borrowing of Term Loans that such Lender does not intend to fund its Term Loan requested to be made on such Funding Date, the Administrative Agent may assume that such Lender has funded its Term Loan and is depositing the proceeds thereof with the Administrative Agent on the Funding Date, and the Administrative Agent in its sole discretion may, but shall not be obligated to, disburse a corresponding amount to the Borrowers on the Funding Date. If the Term Loan proceeds corresponding to that amount are advanced to the Borrowers by the Administrative Agent but are not in fact deposited with the Administrative Agent by such Lender on or prior to the applicable Funding Date, such Lender agrees to pay, and in addition the Borrowers agree to repay, to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed to or for the benefit of the Borrowers until the date such amount is paid or repaid to the Administrative Agent, (A) in the case of the Borrowers, at the interest rate applicable to such Borrowing and (B) in the case of such Lender, at the Federal Funds Rate for the first Business Day, and thereafter at the interest rate applicable to such Borrowing. If such Lender shall pay to the Administrative Agent the corresponding amount, the amount so paid shall constitute such Lender's Term Loan, and if both such Lender and the Borrowers shall pay such corresponding amount, the Administrative Agent shall promptly pay to the Borrowers such corresponding amount. This Section 2.02(c)(ii) does not relieve any Lender of its obligation to make its Term Loan on any Funding Date; nor does this Section relieve the Borrowers of their obligation to pay or repay any Lender funding its Term Loan pursuant to this Section interest on such Term Loan from such Funding Date until the date on which such Term Loan is repaid in full.


                  (d) Repayment of Term Loans. The principal amount of the Term Loans outstanding on the Term Loan Termination Date (the "Outstanding Term Loan Amount") shall be payable in fifteen (15) substantially equal consecutive quarterly installments in the principal amount equal to 4.17% of the Outstanding Term Loan Amount on the first day of February, May, August and November in each year, commencing on February 1, 2000 through and including August 1, 2003 and one (1) installment in the principal amount equal to 37.45% of the Outstanding Term Loan Amount on the Maturity Date; provided, however, that the amount of the last such installment shall be in the amount necessary to repay in full the outstanding principal amount of the Term Loans.

                  2.03. Promise to Pay; Evidence of Debt. (a) The Borrowers jointly and severally agree to pay when due the principal amount of each Revolving Loan which is made to the Borrowers, and further agree to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the promissory notes evidencing the Revolving Loans owing to the Lenders. The Borrowers shall execute and deliver to each Lender a promissory note to evidence the Revolving Loans owing to such Lender and agrees to execute and deliver to such Lender and any assignee of such Lender such promissory notes as are necessary after giving effect to any assignment thereof pursuant to Section 13.01, each substantially in the form of Exhibit F-1 attached hereto and made a part hereof (all such promissory notes and all amendments thereto, replacements thereof and substitutions therefor being collectively referred to as the "Revolving Loan Notes"; and "Revolving Loan Note" means any one of the Revolving Loan Notes).

                  (b) The Borrowers jointly and severally agree to pay when due the principal amount of each Term Loan which is made to the Borrowers, and further agree to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the promissory notes evidencing the Term Loans owing to the Lenders. The Borrowers shall execute and deliver to each Lender a promissory note to evidence the Term Loans owing to such Lender and agree to execute and deliver to such Lender and any assignee of such Lender such promissory notes as are necessary after giving effect to any assignment thereof pursuant to Section 13.01, each substantially in the form of Exhibit F-2 attached hereto and made a part hereof (all such promissory notes and all amendments thereto, replacements thereof and substitutions therefor being collectively referred to as the "Term Loan Notes"; and "Term Loan Note" means any one of the Term Loan Notes).

                  2.04. Use of Proceeds of Loans. (a) The proceeds of the Revolving Loans shall be used (i) to partially refinance certain existing indebtedness of Aerospace and Microwave, (ii) to pay certain fees and expenses incurred in connection with the Watkins-Johnson Acquisition and refinancing, and
(iii) to provide working capital in the ordinary course of business of Stellex and its Subsidiaries and other general corporate purposes not prohibited hereunder.

                  (b) The proceeds of the Term Loans shall be used to fund Permitted Acquisitions.


                  2.05. Authorized Officers, Employees and Agents. On the Closing Date and from time to time thereafter, the Borrowers shall deliver to the Administrative Agent an Officer's Certificate setting forth the names of the officers of each Borrower, employees and agents of such Borrower authorized to request Loans on behalf of such Borrower and containing a specimen signature of each such officer, employee or agent. The officers, employees and agents so authorized shall also be authorized to act for such Borrower in respect of all other matters relating to the Loan Documents. The Agents shall be entitled to rely conclusively on such officer's, employee's or agent's authority to request such Loan until the Agents receive written notice to the contrary. In addition, the Agents shall be entitled to rely conclusively on any written notice sent to it by telecopy. The Agents shall have no duty to verify the authenticity of the signature appearing on, or any telecopy or facsimile of, any written Notice of Borrowing or any other document, and, with respect to an oral request for such a Loan, the Agents shall have no duty to verify the identity of any person representing himself or herself as one of the officers, employees or agents authorized to make such request or otherwise to act on behalf of any Borrower. Neither any Agent nor any Lender shall incur any liability to any Borrower or any other Person in acting upon any telecopy or facsimile or telephonic notice referred to above which any Agent believes to have been given by a duly authorized officer or other person authorized to borrow on behalf of any Borrower.


                                 ARTICLE III
                           PAYMENTS AND PREPAYMENTS

                  3.01.  Prepayments; Reductions in Revolving Loan Commitments.

                  (a)      Voluntary Prepayments/Reductions.

                  (i) The Borrowers may, at any time and from time to time, prepay the Loans in whole or in part; provided, however, that any partial prepayment of Eurodollar Rate Loans shall be in minimum amounts of $500,000 and in multiples of $100,000 in excess thereof and that any partial prepayment of Base Rate Loans shall be in minimum amounts of $200,000 and in multiples of $100,000 in excess thereof; provided, further, that Eurodollar Rate Loans may only be prepaid (A) in whole or in part on the expiration date of the then applicable Eurodollar Interest Period, upon at least one (1) Business Day's prior written notice to the Administrative Agent (which the Administrative Agent shall promptly transmit to each Lender, it being agreed that the failure of the Administrative Agent to give such notice shall not affect the Borrowers' right to prepay any Loan) or
(B) otherwise upon payment of the amounts described in Section 4.02(f). Any notice of prepayment given to the Administrative Agent under this Section 3.01(a)(i) shall specify the Loans to be prepaid, the date (which shall be a Business Day) of prepayment, and the aggregate principal amount of the prepayment. Any prepayment of Term Loans shall be applied pro rata to the remaining principal installments of the Term Loans. When notice of prepayment is delivered as provided herein, the principal amount of the Loans specified in the notice shall become due and payable on the prepayment date specified in such notice.

                  (ii) The Borrowers, upon at least five (5) Business Days' prior notice to the Administrative Agent (which the Administrative Agent shall promptly transmit to each Lender), shall have the right, at any time and from time to time, to terminate in whole or permanently reduce ratably in part the unused portions of the Commitments. Any partial reduction of the Commitments shall be in an aggregate minimum amount of One Million Dollars ($1,000,000) and integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount, and shall reduce the Commitment of each Lender proportionately in accordance with such Lender's Pro Rata Share. Any notice of termination or reduction given to the Administrative Agent under this Section 3.01(a)(ii) shall specify whether the termination or reduction is applicable to the Revolving Loan Commitment or the Term Loan Commitment, the date (which shall be a Business Day) of such termination or reduction and, with respect to a partial reduction, the aggregate principal amount thereof.

                  (iii) The prepayments and payments in respect of reductions and terminations described in clauses (i) and (ii) of this Section 3.01(a) may be made without premium or penalty (except as provided in Section 4.02(f)).

                  (b)      Mandatory Prepayments/Reductions.

                   (i) Immediately upon any Loan Party's receipt of any Net Cash Proceeds on account of an Asset Sale (other than Excluded Proceeds), such Loan Party shall make or cause to be made a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Cash Proceeds. Each such prepayment of Term Loans shall be applied pro rata to the remaining principal installments of the Term Loans.

                  (ii) Immediately upon any Loan Party's receipt of any Net Cash Proceeds from the issuance of any Securities (other than Excluded Securities) by such Loan Party (other than such Net Cash Proceeds that are used by such Loan Party to consummate a Permitted Acquisition within one year from the date such Net Cash Proceeds are received, provided that such Net Cash Proceeds are deposited into the Cash Collateral Account upon receipt of such Net Cash Proceeds by such Loan Party until the earlier of (A) the date such Loan Party consummates a Permitted Acquisition in accordance with the provisions hereof or
(B) the date which is the first annual anniversary of the date of deposit thereof), such Loan Party shall make or cause to be made a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Cash Proceeds. Each such prepayment of Term Loans shall be applied pro rata to the remaining principal installments of the Term Loans.

                  (iii) On the 90th day following the last day of each Fiscal Year, the Borrowers shall make or cause to be made a mandatory prepayment of the Term Loans in an amount equal to the lesser of 50% of the Excess Cash Flow for such Fiscal Year or the aggregate principal amount of the Term Loans outstanding as of the last day of such Fiscal Year; provided, however, that no mandatory prepayment shall be required hereunder if the Leverage Ratio of Stellex and its Subsidiaries on a consolidated basis for such Fiscal Year is less than 3.25 to
1.00. Each such prepayment of Term Loans shall be applied pro rata to the remaining principal installments of the Term Loans.

                  (iv) Immediately upon the Revolving Credit Obligations exceeding the Maximum Revolving Credit Amount, the Borrowers shall make or cause to be made a mandatory prepayment of the Revolving Credit Obligations in an amount equal to such excess, such amount to be applied in accordance with the provisions of Section 3.02(b).

                   (v) Nothing in this Section 3.01(b) shall be construed to constitute the Lenders' consent to any transaction which is not expressly permitted by Article IX.

                  3.02. Payments. (a) Manner and Time of Payment. All payments of principal, interest, fees and other Obligations which are payable to the Administrative Agent or any Lender shall be made without condition or deduction for any counterclaim, defense, recoupment or set-off, in Dollars and in immediately available funds, delivered to the Administrative Agent not later than 1:00 p.m. (New York time) on the date due, by deposit of such funds to the Administrative Agent's Account. The Administrative Agent shall thereafter cause to be distributed to the Lenders their respective Pro Rata Shares of such payments in accordance with the provisions of Section 3.02(b) if received prior to 1:00 p.m. (New York time), and on the next succeeding

Business Day, if received thereafter, by the Administrative Agent.

                  (b) Apportionment of Payments. (i) Subject to the provisions of Sections 3.02(b)(ii), all payments of principal in respect of outstanding Revolving Loans shall be applied by the Administrative Agent to the ratable payment of the Revolving Loans owing to the Lenders, and all payments of principal in respect of outstanding Term Loans shall be applied by the Administrative Agent to the ratable payment of the Term Loans owing to the Lenders. Payments relating to interest shall be applied to the payment of interest owing to the Lenders in respect of the Loans on a ratable basis.

             (ii) After the occurrence of an Event of Default and while the same is continuing, the Administrative Agent shall apply all payments and prepayments of any Obligations and all proceeds of Collateral in the following order:

                  (A) first, to pay principal of and interest on any Loans which the Administrative Agent may have advanced on behalf of any Lender pursuant to Section 2.01(c)(ii) or Section 2.02(c)(ii) for which the Administrative Agent has not been reimbursed by such Lender or the Borrowers;

                  (B)      second, to pay Obligations in respect of any fees,

         expense reimbursements or indemnities then due to the Administrative Agent or the Lenders;

                  (C)      third, to pay interest on the Loans;

                  (D) fourth, to pay the principal amount of the Loans then outstanding in accordance with each Lender's Pro Rata Share; and

                  (E) fifth, to pay all other Obligations in such order as the Administrative Agent may determine in its sole discretion.

The order of priority set forth in this Section 3.02(b)(ii) and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Administrative Agent and the Lenders as among themselves. If sufficient funds are not available to fund all Obligations described in any of the foregoing clauses (A) through (E), the available funds shall be allocated to the Obligations described in such clause ratably.

                  (c) Payments on Non-Business Days. Whenever any payment to be made by the Borrowers hereunder or under the Notes is stated to be due on a day which is not a Business Day, the payment shall instead be due on the next succeeding Business Day, and any such extension of time shall be included in the computation of the payment of interest and fees hereunder.

                  3.03. Taxes. (a) Payments Free and Clear of Taxes. Any and all payments by the Borrowers hereunder, under the Notes or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income, capital, profits or gains and franchise taxes imposed on it, in each case by (i) the United States except withholding taxes contemplated pursuant to Section 3.03(e)(ii)(C), (ii) the Governmental Authority of the jurisdiction in which such Lender's office is located or (iii) the Governmental Authority in which such Person is organized, managed, controlled or doing business, in each case including all political subdivisions thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by law to withhold or deduct any Taxes from or in respect of any sum payable hereunder, under the Notes or under any other Loan Document to any Lender or the Administrative Agent, (x) such sum payable shall be increased as may be necessary so that after making all required withholdings or deductions (including withholdings or deductions applicable to additional sums payable under this Section 3.03) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such withholdings or deductions been made, (y) the Borrowers shall make such withholdings or deductions, and (z) the Borrowers shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with applicable law.


                  (b) Other Taxes. In addition, the Borrowers agree to pay any present or future stamp, value-added or documentary taxes or any other excise or property taxes, charges or similar levies which arise from and which relate directly to (i) any payment made under any Loan Document or (ii) the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) Indemnification. The Borrowers will indemnify each Lender and each Agent against, and reimburse each on demand for, the full amount of all Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 3.03 and any additional income or franchise taxes resulting therefrom) incurred or paid by such Lender or such Agent (as the case may be) or any Affiliate of such Lender and any liability (including penalties, interest, and out-of-pocket expenses paid to third parties) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or lawfully payable. A certificate as to any amount payable to any Person under this Section 3.03 submitted by such Person to the Borrowers shall, absent manifest error, be final, conclusive and binding upon all parties hereto. In determining such additional amount, such Person shall take into account and reduce the amount otherwise payable by the Borrowers pursuant to this Section 3.03 by an amount equal to the tax credits and other tax benefits actually utilized (as determined by such Person in its reasonable judgment). This indemnification shall be made within thirty (30) days from the date such Person makes written demand therefor and within thirty (30) days after the receipt of any refund of the Taxes or Other Taxes following final determination that the Taxes or Other Taxes which gave rise to the indemnification were not required to be paid, such Person shall repay the amount of such paid indemnity to the Borrowers.

                  (d) Receipts. Within thirty (30) days after the date of any payment of Taxes or Other Taxes by the Borrowers, the Borrowers will furnish to the Administrative Agent, at its address referred to in Section 13.10, the original or a certified copy of a receipt or other documentation reasonably satisfactory to the Administrative Agent evidencing payment thereof. The Borrowers will furnish to the Administrative Agent upon the Administrative Agent's request from time to time an Officer's Certificate stating that all Taxes and Other Taxes of which it is aware that are due have been paid and that no additional Taxes or Other Taxes of which it is aware are due.

                  (e) Foreign Bank Certifications. (i) Each Lender that is not created or organized under the laws of the United States or a political subdivision thereof shall deliver to the Borrowers and the Administrative Agent on or before the Closing Date or the date on which such Lender becomes a Lender pursuant to Section 13.01 hereof a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender to the effect that such Lender is eligible to receive payments hereunder and under the Notes without deduction or withholding of United States federal income tax (A) under the provisions of an applicable tax treaty concluded by the United States (in which case the certificate shall be accompanied by two duly completed copies of IRS Form 1001 (or any successor or substitute form or forms)) or (B) under Sections 1442(c)(1) and 1442(a) of the Internal Revenue Code (in which case the certificate shall be accompanied by two duly completed copies of IRS Form 4224 (or any successor or substitute form or forms)) and IRS Form W-8 or W-9 and any other form which the Borrowers or the Administrative Agent shall reasonably request in connection therewith. In the event a Lender fails to deliver the requisite forms in accordance with the preceding sentence, such Lender shall not be entitled to the indemnification provided by Section 3.03(c).

             (ii) Each such Lender further agrees to deliver to the Borrowers and the Administrative Agent from time to time, a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to the Borrowers and the Administrative Agent pursuant to this Section 3.03(e). Each certificate required to be delivered pursuant to this Section 3.03(e)(ii) shall certify as to one of the following:

                  (A) that such Lender can continue to receive payments hereunder and under the Notes without deduction or withholding of United States federal income tax;

                  (B) that such Lender cannot continue to receive payments hereunder and under the Notes without deduction or withholding of United States federal income tax as specified therein but does not require additional payments pursuant to Section 3.03(a) because it is entitled to recover the full amount of any such deduction or withholding from a source other than the Borrowers;

                  (C) that such Lender is no longer capable of receiving payments hereunder and under the Notes without deduction or withholding of United States federal income tax as specified therein by reason of a change in law (including the Code or applicable tax treaty) after the later of the Closing Date or the date on which a Lender became a Lender pursuant to Section 13.01 and that it is not capable of recovering the full amount of the same from a source other than the Borrowers; or

                  (D) that such Lender is no longer capable of receiving payments hereunder without deduction or withholding of United States federal income tax as specified therein other than by reason of a change in law (including the Code or applicable tax treaty) after the later of the Closing Date or the date on which a Lender became a Lender pursuant to Section 13.01.

Each Lender agrees to deliver to the Borrowers and the Administrative Agent duly completed copies of the above-mentioned IRS forms on or before the earlier of
(x) the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding from United States federal income tax and (y) fifteen (15) days after the occurrence of any event requiring a change in the most recent form previously delivered by such Lender to the Borrowers and the Administrative Agent, unless any change in treaty, law, regulation, or official interpretation thereof which would render such form inapplicable or which would prevent the Lender from duly completing and delivering such form has occurred prior to the date on which any such delivery would otherwise be required and the Lender promptly advises the Borrowers and the Administrative Agent that it is not capable of receiving payments hereunder or under the Notes without any deduction or withholding of United States federal income tax. In the event a Lender fails to deliver the requisite forms in accordance with this Section 3.03(e), such Lender shall not be entitled to the indemnification provided by Section 3.03(c).

                  3.04. Increased Capital. If any Lender reasonably determines that (i) the adoption or implementation of or any change in or in the interpretation or administration of any law or regulation or any guideline or request from any central bank or other Governmental Authority or quasi-governmental authority exercising jurisdiction, power or control over such Lender or banks or financial institutions generally (whether or not having the force of law) effective after the date hereof, compliance with which affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (ii) the amount of such capital is increased by or based upon the making or maintenance by any Lender of its Loans, any Lender's participation in or obligation to participate in the Loans or other advances made hereunder or under the Notes or the existence of any Lender's obligation to make Loans, then, in any such case, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrowers agree to immediately pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation therefor. Such demand shall be accompanied by a statement as to the amount of such compensation and include a brief summary of the basis for such demand. Such statement shall be conclusive and binding for all purposes, absent manifest error.


                                  ARTICLE IV
                              INTEREST AND FEES

                  4.01.  Interest on the Loans and other Obligations.

                  (a) Rate of Interest. (i) All Revolving Loans and the outstanding amount of all other Obligations (other than Term Loans) shall bear interest on the unpaid amount thereof from the date such Loans are made and such other Obligations are due and payable until paid in full, except as otherwise provided in Section 4.01(d), as follows:

                  (A) If a Base Rate Loan or other Obligation, at a rate per annum equal to the sum of (I) the Base Rate as in effect from time to time as interest accrues, plus (II) the Applicable Revolving Loan Base Rate Margin in effect at such time; and

                 (B) If a Eurodollar Rate Loan, at a rate per annum equal to the sum of (I) the Eurodollar Rate determined for the applicable Eurodollar Interest Period, plus (II) the Applicable Revolving Eurodollar Rate Margin in effect from time to time during such Eurodollar Interest Period.

                  (ii) All Term Loans shall bear interest on the unpaid amount thereof from the date such Loans are made until paid in full, except as otherwise provided in Section 4.01(d), as follows:

                  (A) If a Base Rate Loan, at a rate per annum equal to the sum of (I) the Base Rate as in effect from time to time as interest accrues, plus (II) the Applicable Term Loan Base Rate Margin in effect at such time; and

                 (B) If a Eurodollar Rate Loan, at a rate per annum equal to the sum of (I) the Eurodollar Rate determined for the applicable Eurodollar Interest Period, plus (II) the Applicable Term Loan Eurodollar Rate Margin in effect from time to time during such Eurodollar Interest Period.

                  (iii) The applicable basis for determining the rate of interest on the Loans shall be selected by the Borrowers at the time a Notice of Borrowing or a Notice of Conversion/Continuation is delivered by the Borrowers to the Administrative Agent; provided, however, the Borrowers may not select the Eurodollar Rate as the applicable basis for determining the rate of interest on such a Loan if (x) such Loan is to be made on the Closing Date or (y) at the time of such selection a Default or Event of Default would occur or has occurred and is continuing. If on any day any Loan is outstanding with respect to which notice has not been timely delivered to the Administrative Agent in accordance with the terms hereof specifying the basis for determining the rate of interest on that day, then for that day interest on that Loan shall be determined by reference to the Base Rate.

                  (b) Interest Payments. (i) Interest accrued on each Base Rate Loan shall be payable in arrears (A) on the first Business Day of each calendar month, commencing on the first such day following the making of such Base Rate Loan and (B) on the Commitment Termination Date.

                  (ii) Interest accrued on each Eurodollar Rate Loan shall be payable in arrears (A) on each Eurodollar Interest Payment Date applicable to such Loan and (B) on the Commitment Termination Date.

                  (iii) Interest accrued on the balance of all other Obligations shall be payable in arrears (A) on the first Business Day of each calendar month, commencing on the first such day following the incurrence of such Obligation and (B) on the Commitment Termination Date.

                  (c) Conversion or Continuation. (i) The Borrowers shall have the option (A) to convert at any time all or any part of the outstanding Base Rate Loans to Eurodollar Rate Loans; (B) to convert all or any part of outstanding Eurodollar Rate Loans having Eurodollar Interest Periods which expire on the same date to Base Rate Loans on such expiration date; or (C) to continue all or any part of outstanding Eurodollar Rate Loans having Eurodollar Interest Periods which expire on the same date as Eurodollar Rate Loans, and the succeeding Eurodollar Interest Period of such continued Loans shall commence on such expiration date; provided, however, no such outstanding Loan may be continued as, or be converted into, a Eurodollar Rate Loan (i) if the continuation of, or the conversion into, would violate any of the provisions of
Section 4.02 or (ii) if an Event of Default would occur or has occurred and is continuing. Any conversion into or continuation of Eurodollar Rate Loans under this Section 4.01(c) shall be in a minimum amount of Five Hundred Thousand Dollars ($500,000) and in integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount.

                  (ii) To convert or continue a Loan under Section 4.01(c)(i), the Borrowers shall deliver a Notice of Conversion/Continuation to each Lender no later than 12:00 noon (New York time) at least two (2) Business Days in advance of the proposed conversion/continuation date. A Notice of Conversion/Continuation shall specify (A) the proposed conversion/continuation date (which shall be a Business Day), (B) the principal amount of the Loan to be converted/continued, (C) whether such Loan shall be converted and/or continued and (D) in the case of a conversion to, or continuation of, a Eurodollar Rate Loan, the requested Eurodollar Interest Period. In lieu of delivering a Notice of Conversion/Continuation, the Borrowers may give each Lender telephonic notice of any proposed conversion/continuation by the time required under this
Section 4.01(c)(ii), and such notice shall be confirmed in writing delivered to each Lender promptly (but in no event later than 5:00 p.m. (New York time) on the same day). Any Notice of Conversion/Continuation for conversion to, or continuation of, a Loan (or telephonic notice in lieu thereof) shall be irrevocable, and the Borrowers shall be bound to convert or continue in accordance therewith.

                  (d) Default Interest. Notwithstanding the rates of interest specified in Section 4.01(a) or elsewhere herein, effective immediately upon the occurrence of any Event of Default and for as long thereafter as such Event of Default shall be continuing, the principal balance of all Loans and of all other Obligations, shall bear interest at a rate which is two percent (2.0%) per annum in excess of the rate of interest applicable to such Obligations from time to time (the "Default Rate").


                  (e) Computation of Interest. Interest on (i) Base Rate Loans and all other Obligations shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 360 days and (ii) Eurodollar Rate Loans shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 360 days. In computing interest on any Loan, the date of the making of the Loan shall be included and the date of payment made in accordance with Section 3.02 shall be excluded; provided, however, if a Loan is repaid on the same day on which it is made, one (1) day's interest shall be paid on such Loan.

                  (f) Changes; Legal Restrictions. If after the date hereof any Lender reasonably determines that the adoption or implementation of or any change in or in the interpretation or administration of any law or regulation or any guideline or request from any central bank or other Governmental Authority or quasi-governmental authority exercising jurisdiction, power or control over any Lender or over banks or financial institutions generally (whether or not having the force of law), compliance with which, in each case after the date hereof:

                  (i) subjects a Lender (or its Applicable Lending Office) to charges (other than Taxes) of any kind which is applicable to the Commitments of the Lenders to make Eurodollar Rate Loans or changes the basis of taxation of payments to that Lender of principal, fees, interest, or any other amount payable hereunder with respect to Eurodollar Rate Loans; or

                  (ii) imposes, modifies, or holds applicable, any reserve (other than reserves taken into account in calculating the Eurodollar
         Rate), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities (including those pertaining to Letters of Credit) in or for the account of, advances or loans by, commitments made, or other credit extended by, or any other acquisition of funds by, a Lender or any Applicable Lending Office or Eurodollar Affiliate of that Lender;

and the result of any of the foregoing is to increase the cost to that Lender of making, renewing or maintaining the Loans or its Commitments or to reduce any amount receivable thereunder; then, in any such case, upon written demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrowers shall immediately pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, such amount or amounts as may be necessary to compensate such Lender or its Eurodollar Affiliate for any such additional cost incurred or reduced amount received. Such demand shall be accompanied by a statement as to the amount of such compensation and include a summary of the basis for such demand. Such statement shall be conclusive and binding for all purposes, absent manifest error.

                  (g) Confirmation of Eurodollar Rate. Upon the request of the

Borrowers from time to time, the Administrative Agent shall promptly provide to the Borrowers such information with respect to the applicable Eurodollar Rate as may be reasonably requested.

                  4.02. Special Provisions Governing Eurodollar Rate Loans. With respect to Eurodollar Rate Loans:

                  (a) Amount of Advance. Each Eurodollar Rate Loan shall be for a minimum amount of Five Hundred Thousand Dollars ($500,000) and in integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount.

                  (b) Determination of Eurodollar Interest Period. By giving notice as set forth in Section 2.01(b) or Section 2.02(b) (with respect to a Borrowing of a Eurodollar Rate Loan) or Section 4.01(c) (with respect to a conversion into or continuation of a Eurodollar Rate Loan), the Borrowers shall have the option, subject to the other provisions of this Section 4.02, to select an interest period (a "Eurodollar Interest Period") to apply to the Loans described in such notice, subject to the following provisions:

                  (i) The Borrowers may only select, as to a particular Borrowing of Eurodollar Rate Loans, a Eurodollar Interest Period of either one, two, three or six months in duration;

                  (ii) In the case of immediately successive Eurodollar Interest Periods applicable to a Borrowing of Eurodollar Rate Loans, each successive Eurodollar Interest Period shall commence on the day on which the next preceding Eurodollar Interest Period expires;

                  (iii) If any Eurodollar Interest Period would otherwise expire on a day which is not a Business Day, such Eurodollar Interest Period shall be extended to expire on the next succeeding Business Day if the next succeeding Business Day occurs in the same calendar month, and if there shall be no succeeding Business Day in such calendar month, such Eurodollar Interest Period shall expire on the immediately preceding Business Day;

                  (iv) The Borrowers may not select a Eurodollar Interest Period as to any Loan if such Eurodollar Interest Period terminates later than the Commitment Termination Date or the Maturity Date;

                  (v) The Borrowers may not select a Eurodollar Interest Period with respect to any portion of principal of a Loan which extends beyond a date on which the Borrowers are required to make a scheduled payment of such portion of principal; and

                  (vi) There shall be no more than six (6) Eurodollar Interest Periods in effect at any one time.

                  (c) Determination of Interest Rate. As soon as practicable on the second Business Day prior to the first day of each Eurodollar Interest Period (the "Interest Rate Determination Date"), the Administrative Agent shall determine (pursuant to the procedures set forth in the definition of "Eurodollar Rate") the interest rate which shall apply to Eurodollar Rate Loans, for which an interest rate is then being determined for the applicable Eurodollar Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrowers and to each Lender. The Administrative Agent's determination shall be presumed to be correct, absent manifest error, and shall be binding upon the Borrowers.

                  (d) Interest Rate Unascertainable, Inadequate or Unfair. In the event that at least one (1) Business Day before the Interest Rate Determination Date:

                 (i) the Administrative Agent reasonably determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Eurodollar Rate then being determined is to be fixed;

                 (ii) the Requisite Lenders advise the Administrative Agent that Dollar deposits in the principal amounts of the Eurodollar Rate Loans comprising such Borrowing are not generally available in the London interbank market for a period equal to such Eurodollar Interest Period; or

                 (iii) the Requisite Lenders advise the Administrative Agent that the Eurodollar Rate as determined by the

         Administrative Agent, after taking into account the adjustments for reserves and increased costs provided for in Section 4.01(f), will not adequately and fairly reflect the cost to such Lenders of funding Loans of such Type;

then the Administrative Agent shall forthwith give notice thereof to the Borrowers, whereupon (until the Administrative Agent notifies the Borrowers that the circumstances giving rise to such suspension no longer exist) the right of the Borrowers to elect to have Loans bear interest based upon the Eurodollar Rate shall be suspended and each outstanding Loan of such Types shall be converted into a Base Rate Loan on the last day of the then current Eurodollar Interest Period therefor, and any Notice of Borrowing for which Revolving Loans have not then been made shall be deemed to be a request for Base Rate Loans, notwithstanding any prior election by the Borrowers to the contrary.

                  (e) Illegality. (i) If at any time any Lender determines (which determination shall, absent manifest error, be final and conclusive and binding upon all parties) that the making or continuation of any Eurodollar Rate Loan has become unlawful or impermissible by compliance by that Lender with any law, governmental rule, regulation or order of any Governmental Authority (whether or not having the force of law and whether or not failure to comply therewith would be unlawful or would result in costs or penalties), then, and in any such event, such Lender may give notice of that determination, in writing, to the Borrowers and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender.

                  (ii) When notice is given by a Lender under Section 4.02(e)(i), (A) the Borrowers' right to request from such Lender and such Lender's obligation, if any, to make Eurodollar Rate Loans shall be immediately suspended, and such Lender shall make a Base Rate Loan as part of any requested Borrowing of Eurodollar Rate Loans and (B) if the affected Eurodollar Rate Loan or Loans are then outstanding, the Borrowers shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one
(1) Business Day's prior written notice to the Administrative Agent and the affected Lender, convert each such Loan into a Base Rate Loan.

                  (iii) If at any time after a Lender gives notice under Section 4.02(e)(i) such Lender determines that it may lawfully make Eurodollar Rate Loans, such Lender shall promptly give notice of that determination, in writing, to the Borrowers and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender. The Borrowers' right to request, and such Lender's obligation, if any, to make Eurodollar Rate Loans shall thereupon be restored.

                  (f) Compensation. In addition to all amounts required to be paid by the Borrowers pursuant to Section 4.01, the Borrowers shall compensate each Lender, upon demand, for all losses, expenses and liabilities (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender's Eurodollar Rate Loans to the Borrowers but excluding any loss of the Applicable Eurodollar Rate Margin on the relevant Loans) which that Lender may sustain (i) if for any reason a Borrowing, conversion into or continuation of Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion/Continuation given by the Borrowers or in a telephonic request by it for borrowing or conversion/continuation or a successive Eurodollar Interest Period does not commence after notice therefor is given pursuant to Section 4.01(c), (ii) if for any reason any Eurodollar Rate Loan is prepaid (including, without limitation, mandatorily pursuant to Section 3.01(b)) on a date which is not the last day of the applicable Eurodollar Interest Period, (iii) as a consequence of a required conversion of a Eurodollar Rate Loan to a Base Rate Loan as a result of any of the events indicated in Section 4.02(d) or (e) or (iv) as a consequence of any failure by the Borrowers to repay Eurodollar Rate Loans when required by the terms hereof. The Lender making demand for such compensation shall deliver to the Borrowers concurrently with such demand a written statement in reasonable detail as to such losses, expenses and liabilities, and this statement shall be conclusive as to the amount of compensation due to that Lender, absent manifest error.

                  (g) Affiliates Not Obligated. No Eurodollar Affiliate or other Affiliate of any Lender shall be deemed a party hereto or shall have any liability or obligation hereunder.

                  4.03. Fees. (a) Unused Commitment Fee. The Borrowers agree to pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, a fee (the "Unused Commitment Fee"), accruing on (i) the average amount by which the Revolving Loan Commitments exceeds the amount of the Revolving Credit Obligations for the period commencing on the Closing Date and ending on the Commitment Termination Date, and (ii) the average amount by which the Term Loan Commitments exceeds the outstanding Term Loans for the period commencing on the Closing Date and ending on the Term Loan Termination Date, at the rate of one-half of one percent (1/2 of 1%) per annum on such aggregate amount payable quarterly, in arrears, on the first Business Day of each calendar quarter and on the Commitment Termination Date.

                  (b) Computation of Fees. All of the above fees payable on a per annum basis shall be computed on the basis of the actual number of days elapsed in a year of 360 days. All such fees shall be payable in addition to, and not in lieu of, interest, compensation, expense reimbursements, indemnification and other Obligations.

                                  ARTICLE V
                             CONDITIONS TO LOANS

                  5.01. Conditions Precedent to the Initial Loans. The obligation of each Lender on the Closing Date to make its initial
Loan requested to be made by it shall be subject to the satisfaction of all of the following conditions precedent:

                  (a) Documents. The Administrative Agent (on behalf of itself and the Lenders) shall have received on or before the Closing Date all of the following:

                  (i) this Agreement, the Notes and all other agreements, documents, instruments, certificates and opinions described in the List of Closing Documents attached hereto and made a part hereof as Exhibit E, each duly executed where appropriate and in form and substance satisfactory to the Lenders and in sufficient copies for each of the Lenders;

                  (ii) a pro-forma consolidated balance sheet of Stellex and its Subsidiaries as of June 30, 1997 with adjustments as of the Closing Date, giving effect to the transactions contemplated in the Transaction Documents, certified by the Chief Financial Officer; and

                  (iii) such additional documentation as the Administrative Agent or the Requisite Lenders may reasonably request.

                  (b) Perfection of Liens. All Uniform Commercial Code and other filing and recording fees and taxes shall have been paid or duly provided for.

The Administrative Agent shall be satisfied that all Liens granted to the Collateral Agent with respect to the Collateral are valid and effective and, upon the filing of the duly executed Uniform Commercial Code financing statements (or similar filings required by the applicable statutes of any jurisdiction in which the Collateral Agent is being granted a Lien by any Loan Party), will be perfected and of first priority, except as otherwise permitted under this Agreement and except for compliance with the Assignment of Claims Act of 1940, as amended, with respect to Receivables where the account debtor is the United States of America or any department, agency or instrumentality thereof. All certificates representing Capital Stock included in the Collateral shall have been delivered to the Collateral Agent (with duly executed stock powers, as appropriate) and all instruments included in the

Collateral shall have been delivered to the Collateral Agent (duly endorsed to the Collateral Agent).

                  (c) Watkins-Johnson Acquisition Agreement and Related Matters. The Administrative Agent and the Lenders shall be satisfied that: (i) the Watkins-Johnson Acquisition Documents which are to be entered into as of or prior to the Closing Date shall have been duly approved and executed and delivered by the parties thereto, (ii) all conditions precedent to closing under the Watkins-Johnson Acquisition Agreement and the other Watkins-Johnson Acquisition Documents have been met or waived and such documents are, or simultaneously with the execution hereof, shall be, in full force and effect.

                  (d) Subordinated Notes and Related Matters. The Administrative Agent and the Lenders shall be satisfied that: (i) the Subordinated Note Documents are on terms and conditions satisfactory to the Administrative Agent and the Lenders, (ii) all conditions precedent to closing under the Subordinated Note Documents have been met or waived and such documents are, or simultaneously with the execution hereof, shall be, in full force and effect, and (iii) Stellex has received at least cash in an amount equal to $100,000,000 less discounts and expenses in connection with its issuance of the Subordinated Notes.

                  (e) Equity Contribution. The Administrative Agent and the Lenders shall be satisfied that Stellex has received at least $7,500,000 in cash equity.

                  (f) No Legal Impediments. No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Administrative Agent shall not have received any notice that any action, suit, investigation, litigation or proceeding is pending or threatened in any court or before any arbitrator or Governmental Authority which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans on the Closing Date or
(B) the consummation of the transactions contemplated pursuant to the Transaction Documents or (ii) would be reasonably expected to impose or result in the imposition of a Material Adverse Effect.

                  (g) Consents. Except as set forth on Schedule 5.01(A), each

Loan Party shall have received all consents and authorizations required pursuant to any material Contractual Obligation with any other Person and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary to allow such Loan Party, lawfully and without risk of rescission, (i) to execute, deliver and perform, in all material respects, its obligations under this Agreement, the other Loan Documents to which it is, or is to be, a party and each other agreement or instrument to be executed and delivered by it pursuant thereto or in connection therewith and (ii) to create and perfect or continue the validity and perfection of the Liens on the Collateral to be owned by it in the manner and for the purpose contemplated by the Loan Documents.

                  (h) No Change in Condition. No change in the condition (financial or otherwise), business, performance, properties, assets or operations of Stellex and its Subsidiaries, taken as a whole, shall have occurred since December 31, 1996 which change will have or is reasonably likely to have a Material Adverse Effect.

                  (i) No Default. No Default or Event of Default shall have occurred and be continuing or would result from the making of the Loans.

                  (j) Representations and Warranties. All of the representations and warranties contained in Section 6.01 and in the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date.

                  (k) Fees and Expenses Paid. There shall have been paid or there will, substantially concurrently with the closing hereunder, be paid to the Administrative Agent and to the Lenders, all fees due and payable pursuant to the Loan Documents on or before the Closing Date, and all expenses (including, without limitation, reasonable legal fees and expenses) due and payable pursuant to the Loan Documents on or before the Closing Date.

                  5.02. Conditions Precedent to All Loans. The obligation of each Lender to make any Loan requested to be made by it on any Funding Date on or after the Closing Date is subject to the following conditions precedent as of each such date:

                  (a) Representations and Warranties. As of such date (unless the representation and warranty expressly speaks of the Closing Date), both before and after giving effect to the Loans to be made, all of the representations and warranties contained in Section 6.01 and in the other Loan Documents shall be true in all material respects.

                  (b) No Defaults. As of such date, no Default or Event of Default shall have occurred and be continuing or would result from the making of the requested Loan or the application of the proceeds therefrom.

                  (c) No Change in Condition. As of such date, no material

adverse change shall have occurred in the condition (financial or otherwise), performance, properties or operations of Stellex and its Subsidiaries, taken as a whole, since December 31, 1996.

Each request by the Borrowers for a Loan, each submission by the Borrowers of a Notice of Borrowing, each acceptance by the Borrowers of the proceeds of each Loan made hereunder, shall constitute a representation and warranty by the Borrowers as of the Funding Date in respect of such Loan that all the conditions contained in this Section 5.02 have been satisfied.

                  5.03. Conditions Precedent to the Term Loans. The obligation of each Lender to make any Term Loan requested to be made by it on any Funding Date on or after the Closing Date is subject to the following conditions precedent as of each such date:

                  (a) Certificate. The Administrative Agent and the Lenders shall have received a Certificate from Chief Financial Officer of Stellex, which certificate shall be in form and detail reasonably satisfactory to the Administrative Agent, certifying (i) the specific uses to be made of the proceeds of the Term Loans (broken down by Permitted Acquisition), (ii) the information provided in the Information Package with respect to each Permitted Acquisition is true and complete in all material respects, (iii) the representations and warranties set forth on Schedule 5.03(A) are true in all material respects, and (iv) Stellex and its Subsidiaries are in compliance with the covenants set forth on Schedule 5.03(B).

                  (b) Liens. The Administrative Agent shall have received documentation, in form and substance satisfactory to the Administrative Agent, granting the Collateral Agent a Lien with respect to the assets and/or Capital Stock relating to the Permitted Acquisition.

                  (c) Perfection. All Uniform Commercial Code and other filing and recording fees and taxes shall have been paid or duly provided for. The Administrative Agent shall be satisfied that all Liens granted to the Collateral Agent with respect to the Collateral are valid and effective and, upon the filing of the duly executed Uniform Commercial Code financing statements (or similar filings required by the applicable statutes of any jurisdiction in which the Collateral Agent is being granted a Lien by any Loan Party), will be perfected and of first priority, except as otherwise permitted under this Agreement and except for compliance with the Assignment of Claims Act of 1940, as amended, with respect to Receivables where the account debtor is the United States of America or any department, agency or instrumentality thereof. All certificates representing Capital Stock included in the Collateral shall have been delivered to the Collateral Agent (with duly executed stock powers, as appropriate) and all instruments included in the Collateral shall have been delivered to the Collateral Agent (duly endorsed to the Collateral Agent).

                  (d) No Legal Impediments. No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Administrative Agent shall not have received any notice that any action, suit, investigation, litigation or proceeding is pending or threatened in any court or before any arbitrator or Governmental Authority which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Term Loans on the Funding Date or (B) the consummation of the transactions contemplated pursuant to the documentation relating to the Permitted Acquisition or (ii) would be reasonably expected to impose or result in the imposition of a Material Adverse Effect.

                  (f) Consents. Stellex shall have received all consents and authorizations required pursuant to any material Contractual Obligation with any other Person in connection with such Permitted Acquisition and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority required in connection with such Permitted Acquisition, in each case, as may be necessary to allow Stellex or a Subsidiary of Stellex, lawfully and without risk of rescission, (i) to execute, deliver and perform, in all material respects, its obligations under the Collateral Documents and the other agreements to which it is, or is to be, a party in connection with or relating to the Permitted Acquisition and each other agreement or instrument to be executed and delivered by it in connection with or relating to the Permitted Acquisition and (ii) to create and perfect or continue the validity and perfection of the Liens on the Collateral to be owned by it in the manner and for the purpose contemplated by the Loan Documents after giving effect to the Permitted Acquisition.

Each request by Stellex for a Term Loan, each submission by Stellex of a Notice of Borrowing, each acceptance by Stellex of the proceeds of each Term Loan made hereunder, shall constitute a representation and warranty by Stellex as of the Funding Date in respect of such Term Loan that all the conditions contained in this Section 5.03 have been satisfied.


                                  ARTICLE VI
                        REPRESENTATIONS AND WARRANTIES

                  6.01. Representations and Warranties of the Loan Parties. In order to induce the Lenders to enter into this Agreement and to make the Loans, each Loan Party hereby represents and warrants as follows:

                  (a) Organization; Powers. Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of California or the State of Delaware, as applicable, and (ii) has all requisite power and authority to own, operate and encumber its assets and to conduct its business as presently contemplated.


                  (b) Authority. (i) Each Loan Party has the requisite power and authority to execute, deliver and perform each of the Transaction Documents to which it is a party.

                  (ii) No other action or proceeding on the part of any Loan Party is necessary to execute, deliver and perform each of the Transaction Documents to which it is a party thereto or to consummate the transactions contemplated thereby.

                  (iii) Each of the Loan Documents to which any Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

                  (c) Ownership. Schedule 6.01(C) sets forth the ownership of Stellex and its Subsidiaries. Each Loan Party has delivered to the Administrative Agent true and complete copies of the Governing Documents for such Loan Party. There exists no other agreement or understanding (written or oral) affecting in any material respect the relative rights, obligations or liabilities of such Loan Party other than said Governing Documents so delivered and such Loan Party is in compliance in all material respects with all of its Governing Documents.

                  (d) No Conflict. Except as set forth of Schedule 6.01(D), the execution, delivery and performance by each Loan Party of each Transaction Document to which it is a party and the consummation of the transactions contemplated thereby do not and will not (i) conflict with the Governing Documents of such Loan Party, (ii) violate any Requirements of Law or any material Contractual Obligation of such Loan Party or require the termination of such material Contractual Obligation by such Loan Party, (iii) to the best of such Loan Party's knowledge, constitute a tortious interference with any Contractual Obligation of any Person, or (iv) result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of such Loan Party, other than Liens contemplated by the Loan Documents.

                  (e) Governmental Consents. Except as set forth of Schedule 6.01(E), the execution, delivery and performance by each Loan Party of each Transaction Document to which it is a party and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except (i) filings and acknowledgments thereof necessary to create or perfect security interests in the Collateral or cause any security interest in Receivables where the account debtor is the United States of America or any department, agency or instrumentality thereof to be valid against the United States of America and
(ii) consents that have been obtained.

                  (f) Governmental Regulation. No Loan Party is limited in its ability to incur indebtedness or its ability to consummate the transactions contemplated by the Transaction Documents by reason of regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, or the Investment Company Act of 1940, or any other federal or state statute or regulation.

                  (g) Subsidiaries. Stellex has no Subsidiaries or interests in any joint venture or partnership of any other Person other than the Subsidiaries set forth on Schedule 6.01(C).

                  (h) Financial Position. True and complete copies of the following financial statements have been delivered to the Administrative Agent and the Lenders: (i) the audited consolidated balance sheet as at the end of fiscal year ended December 31, 1996 and the related consolidated statements of income, cash flows and shareholders equity and the notes thereto of Kleinert Industries, Inc. and its Subsidiaries for such fiscal year then ended and the unaudited consolidated balance sheet as at June 30, 1997 and the related consolidated statements of income, cash flow and shareholders equity of Kleinert Industries, Inc. and its Subsidiaries for such period then ended; (ii) the audited combined balance sheet as at the end of fiscal year ended December 31, 1996 and the related combined statements of operations and invested equity and cash flows and the notes thereto of Tactical Subsystems and Microwave Devices Sectors of Watkins-Johnson Company for such fiscal year then ended and the unaudited combined balance sheet as at June 30, 1997 and the related combined statements of operations and invested equity and cash flows and the notes thereto of Tactical Subsystems and Microwave Devices Sectors of Watkins-Johnson Company for such period then ended. The foregoing financial statements were prepared in conformity with GAAP, except as otherwise noted therein, and fairly present the financial positions and the results of operations, equity and cash flows of Kleinert Industries, Inc. and its Subsidiaries and the Tactical Subsystems and Microwave Devices Sectors of Watkins-Johnson Company for each of the periods covered thereby as at the respective dates thereof. No Loan Party has any Accommodation Obligation, contingent liability or liability for any Taxes, long-term leases or commitments, not reflected in the foregoing financial statements which will have or is reasonably likely to have a Material Adverse Effect.

                  (i) Projections. Stellex and its Subsidiaries have delivered to each Lender pursuant to Section 5.01(a) certain projected financial statements of Stellex and its Subsidiaries which have been prepared in good faith.

                  (j) Litigation; Adverse Effects. Except as set forth in Schedules 6.01(J-1) and 6.01(P), no Loan Party has received any notice of any action, suit, proceeding, investigation or arbitration before or by any Governmental Authority or private arbitrator pending nor, to the knowledge of such Loan Party, threatened against such Loan Party or any of its assets (i) challenging the validity or the enforceability of any of the Transaction Documents or transactions contemplated thereby or (ii) which will or is reasonably likely to result in any Material Adverse Effect. Except as set forth in Schedule 6.01(J-2), there is no material loss contingency within the meaning of GAAP which has not been reflected in the financial statements of Kleinert Industries, Inc. and its Subsidiaries and the Tactical Subsystems and Microwave Devices Sectors of Watkins-Johnson Company with respect to the financial statements referred to in Section 6.01(h) nor in any financial statements of Stellex and its Subsidiaries delivered hereunder. No Loan Party is subject to, or in default with respect to, any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will have or is reasonably likely to have a Material Adverse Effect.

                  (k) No Material Adverse Effect. Since December 31, 1996, there has occurred no event which has had or is reasonably likely to have a Material Adverse Effect.

                  (l) Payment of Taxes. Except as set forth on Schedule 6.01(L), all tax returns and reports to be filed by Stellex and its Subsidiaries have been timely filed, and all taxes, assessments, fees and other governmental charges shown on such returns have been paid when due and payable, except such taxes, if any, as are reserved against in accordance with GAAP and are being contested in good faith by appropriate proceedings.

                  (m) Performance. No Loan Party has received notice, or has actual knowledge, that (i) it is in default in the performance, observance or fulfillment of any material (singularly or in the aggregate) Contractual Obligations applicable to it or (ii) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any material (singularly or in the aggregate) Contractual Obligation.

                  (n) Disclosure. The representations and warranties of each Loan Party contained in the Loan Documents and all certificates and other documents delivered pursuant to the terms thereof and the representations and warranties of each Loan Party contained in the Acquisition Documents and all certificates and other documents delivered pursuant to the terms thereof, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. No Loan Party has intentionally withheld any fact from the Administrative Agent or the Lenders in regard to any matter which will have or is reasonably likely to have a Material Adverse Effect.

                  (o) Requirements of Law. No Loan Party is in violation of any Requirement of Law applicable to it or its business which violation (singularly or in the aggregate) will have or is reasonably likely to have a Material Adverse Effect.

                  (p) Environmental Matters. To the best of each Loan Party's knowledge, except as set forth in Schedule 6.01(P) hereto, (i) the operations of such Loan Party comply in all material respects with all applicable Environmental, Health or Safety Requirements of Law; (ii) such Loan Party has obtained all material environmental, health and safety Permits necessary for its operations, and all such Permits are in effect and such Loan Party is in material compliance with all terms and conditions of such Permits; (iii) no Loan Party nor its operations is subject to any order from or agreement with any Governmental Authority or private party respecting any Environmental, Health or Safety Requirements of Law or requiring Remedial Action; (iv) no Loan Party nor its operations is subject to any Liabilities and Costs arising from the Release or threatened Release of a Contaminant into the environment; (v) no Loan Party has filed any notice under any Requirement of Law indicating treatment, storage or disposal of a hazardous waste, as that term is defined under 40 CFR Part 261 or any applicable state equivalent; (vi) no Loan Party has filed any notice under applicable Requirement of Law reporting a Release of a Contaminant into the environment; (vii) there is not on or in the Real Property of any such Loan Party nor has there been under such Loan Party's ownership or occupancy of such Real Property: (A) any treatment, storage or disposal of any hazardous waste, as that term is defined under 40 CFR Part 261 or any applicable state equivalent, by such Loan Party, except in material compliance with all Environmental, Health or Safety Requirements of Law, (B) any underground storage tanks or surface impoundments, (C) any asbestos-containing material, or (D) any polychlorinated biphenyls (PCB's) used in hydraulic oils, electrical transformers or other equipment; (viii) no Loan Party has received any written notice or Claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Contaminant into the environment; (ix) no Loan Party's present Property or the Loan Party's past Property is listed or proposed for listing on the National Priorities List pursuant to CERCLA ("NPL") or on the Comprehensive Environmental Response Compensation Liability Information System List ("CERCLIS") or any similar state list of sites requiring Remedial Action; and (x) no Environmental Lien has attached to any Property of any Loan Party.

                  (q) ERISA. Neither any Loan Party nor any ERISA Affiliate maintains or contributes to any Benefit Plan other than a Benefit Plan listed on
Schedule 6.01(Q). Except as set forth on Schedule 6.01(Q), each Plan which is maintained or contributed to by any Loan Party which is intended to be a qualified plan has been determined by the IRS to be qualified under Section 401(a) of the Code, and each trust related to any such Plan has been so determined to be exempt from federal income tax under Section 501(a) of the Code, and such Plan and trust are being operated in all material respects in compliance with and will be timely amended as necessary in accordance with the Tax Reform Act of 1986 and the Omnibus Budget Reconciliation Act of 1987 as interpreted by the regulations promulgated thereunder. Neither any Loan Party nor any ERISA Affiliate, to the extent such ERISA Affiliate at any time has joint and several liability with any Loan Party, maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA, which provides benefits to retirees (or their beneficiaries or dependents) other than as may be required by the Consolidated Omnibus Reconciliation Act of 1985, as amended and interpreted by regulations promulgated thereunder. Each Loan Party is in compliance in all material respects with the responsibilities, obligations or duties imposed on it by ERISA or regulations promulgated thereunder with respect to all Plans. No material accumulated funding deficiency (as defined in Section 302(a)(2) of ERISA and Section 412(a) of the Code) exists in respect to any Benefit Plan. Except as set forth on Schedule 6.01(Q), neither any Loan Party nor any ERISA Affiliate nor any fiduciary of any Plan has engaged in a nonexempt "prohibited transaction" described in Section 406 of ERISA or Section 4975 of the Code. Neither any Loan Party nor any ERISA Affiliate nor any fiduciary of any Plan has taken any action which would constitute or result in a Termination Event with respect to any Plan such that the actions described in the preceding sentence or this sentence, or both, would result in a Material Adverse Effect. Neither any Loan Party nor any ERISA Affiliate has incurred any material liability to the PBGC which remains outstanding other than the liability to pay the PBGC insurance premiums for the current year. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan and furnished to the Administrative Agent is complete and accurate in all material respects. Since the date of each such Schedule B, there has been no material adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B which would result in a Material Adverse Effect. Neither any Loan Party nor any ERISA Affiliate has failed to make any required installment under subsection (m) of Section 412 of the Code and any other payment required under Section 412 of the Code on or before the due date for such installment or other payment which would in the aggregate have a Material Adverse Effect. Neither any Loan Party nor any ERISA Affiliate is required to provide security to a Benefit Plan under
Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year. No Loan Party or ERISA Affiliate is required to, or has contributed to in the past six years, a Multiemployer Plan.

                  (r) Labor Matters. No Loan Party is a party to any labor contract. There are no strikes, lockouts or other disputes relating to any collective bargaining or similar agreement to which such Loan Party is a party which would have or is reasonably likely to have a Material Adverse Effect.

                  (s) Securities Activities. No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (t) Solvency. After giving effect to the receipt and application of the Loans in accordance with the terms of this Agreement, each Loan Party is Solvent.

                  (u) Patents, Trademarks, Permits, etc.; Government Approvals.

                  (i) Except as set forth on Schedule 6.01(U), each Loan Party owns, is licensed or otherwise has the lawful right to use all permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of its business as currently conducted which are material to its condition (financial or otherwise), operations or performance. There are no claims pending or, to the best of such Loan Party's knowledge, threatened that such Loan Party is infringing or otherwise adversely affecting the rights of any Person with respect to such permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes, except for such claims and infringements as do not, in the aggregate, give rise to any liability on the part of such Loan Party which has or is reasonably likely to have a Material Adverse Effect.

                  (ii) The consummation of the transactions contemplated by the Transaction Documents will not impair such Loan Party's ownership of or rights under (or the license or other right to use, as the case may be) any permits and governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how or processes in any manner which has or is reasonably likely to have a Material Adverse Effect.

                  (v) Assets and Properties. Each Loan Party has good and marketable title or leasehold interests, as applicable, to all of its assets and property (tangible and intangible), and all such assets and property are free and clear of all Liens except Liens securing the Obligations and Liens permitted under Section 9.03. Substantially all of the assets and property owned by, leased to or used by such Loan Party are in good operating condition and repair, ordinary wear and tear excepted, are free and clear of any known defects except such defects as do not substantially interfere with the continued use thereof in the conduct of normal operations, and are able to serve the function for which they are currently being used, except in each case where the failure of such asset to meet such requirements would not have or is not reasonably likely to have a Material Adverse Effect. Neither this Agreement nor any other Transaction Document, nor any transaction contemplated under any Transaction Document, will affect any right, title or interest of such Loan Party in and to any of such assets in a manner that would have or is reasonably likely to have a Material Adverse Effect.

                  (w) Insurance. Schedule 6.01(W) accurately sets forth all insurance policies and programs currently in effect with respect to the property and assets and business of each Loan Party, specifying for each such policy and program, (i) the amount thereof and the amount of the deductible relating thereto, (ii) the risks insured against thereby, (iii) the name of the insurer and each insured party thereunder, (iv) the policy or other identification number thereof and (v) the expiration date thereof.

                  (x) Material Adverse Agreements. After giving effect to this Agreement, no Loan Party is a party to or subject to any Contractual Obligation or other restriction contained in its Governing Documents which has or is reasonably likely to have a Material Adverse Effect.

                  (y) Forfeiture Proceeding. No Loan Party is engaged in or

proposes to be engaged in the conduct of any business or activity which could result in a Forfeiture Proceeding and no Forfeiture Proceeding against it is pending or, to the best of each Loan Party's knowledge, threatened.

                  (z) Bank Accounts. Except as set forth on Schedule 6.01(Z), no Loan Party maintains a bank account or deposits funds with any other financial institution.


                                 ARTICLE VII
                             REPORTING COVENANTS

                  Each Loan Party covenants and agrees so long as any Commitment is outstanding and thereafter until payment in full of the Obligations:

                  7.01. Financial Statements. Each Loan Party shall maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and each of the financial statements described below shall be prepared from such system and records. Stellex shall deliver or cause to be delivered to the Administrative Agent:

                  (a) Quarterly Reports. As soon as practicable, and in any event within forty-five (45) days after the end of the first three fiscal quarters in each Fiscal Year, consolidated balance sheet of Stellex and its Subsidiaries as at the end of such period and the related statements of income and cash flow of Stellex and its Subsidiaries for such fiscal quarter, certified by the Chief Financial Officer of Stellex as fairly presenting the financial position of Stellex and its Subsidiaries as at the dates indicated and the results of its operations and cash flow for the fiscal quarter indicated in accordance with GAAP, subject to normal year end adjustments.

                  (b) Annual Reports. As soon as practicable, and in any event within ninety (90) days after the end of each Fiscal Year, (i) the audited consolidated (and unaudited consolidating) balance sheet of Stellex and its Subsidiaries as of the end of such Fiscal Year and the related audited consolidated (and unaudited consolidating) statements of income and cash flow of Stellex and its Subsidiaries for such Fiscal Year, and (ii) a report thereon of an independent certified public accounting firm reasonably acceptable to the Administrative Agent, which report shall be unqualified and shall state that such financial statements fairly present the financial position of Stellex and its Subsidiaries as at the dates indicated and the results of its operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards.

                  (c) Certificates. (i) Together with each delivery of any financial statement pursuant to paragraphs (a) and (b) of this Section 7.01, an

Officer's Certificate substantially in the form of Exhibit G attached hereto and made a part hereof, stating that such officer has reviewed the terms of the Loan Documents, and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and consolidated financial condition of Stellex and its Subsidiaries during the accounting period covered by such financial statements, that such review has not disclosed the existence during or at the end of such accounting period, and that such officer does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event which constitutes an Event of Default or Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrowers have taken, are taking and propose to take with respect thereto.

                  (ii) Together with each delivery of any financial statement pursuant to paragraphs (a) and (b) of this Section 7.01, a certificate substantially in the form of Exhibit H attached hereto (the "Compliance Certificate"), signed by the Stellex's Chief Financial Officer, setting forth calculations (with such specificity as the Lenders may reasonably request) for the period then ended which demonstrate compliance, when applicable, with the provisions of Article IX and Article X.

                  (d) Budgets; Business Plans; Financial Projections. As soon as practicable after completion and in any event not later than fifteen (15) days prior to the beginning of each Fiscal Year (i) a budget for such Fiscal Year;
(ii) an annual business plan for such Fiscal Year, accompanied by a report reconciling all changes and departures from the business plan delivered to the Administrative Agent for the preceding Fiscal Year; and (iii) a plan and financial forecast, prepared in accordance with the Borrowers' normal accounting procedures applied on a consistent basis, for such Fiscal Year and for the five
(5) succeeding Fiscal Years, but in no event for Fiscal Years later than 2003, including, without limitation, (A) a forecasted balance sheet and changes in financial position of Stellex and its Subsidiaries as at the end of such Fiscal Year and (B) forecasted statements of income and cash flow of Stellex and its Subsidiaries for such Fiscal Year and changes in financial position of Stellex and its Subsidiaries as of the end of such Fiscal Year.

                  (e) Replacement Certificate. On June 30 and December 31 of each Fiscal Year (and more often if so requested by the Administrative Agent), Stellex shall provide the Administrative Agent with a replacement certificate substantially in the form of Exhibit I attached hereto (the "Replacement Certificate"), signed by Stellex's Chief Financial Officer, setting forth calculations (with such specificity as the Lenders may reasonably request) for the period then ended which demonstrate the Net Cash Proceeds that were used to acquire replacement assets.

                  7.02. Borrowing Base Certificate. The Borrowers shall provide the Administrative Agent and each Lender with a Borrowing Base Certificate, certified as being true and correct by the Chief Financial Officer of Stellex, on the thirtieth day following the last day of each month, or more frequently if requested by the Administrative Agent. Each subsequent Borrowing

Base Certificate shall be based upon, with respect to Receivables and Inventory, information as of the last day of the immediately preceding month. Each such Borrowing Base Certificate shall set forth Borrowing Base calculations since the date of the last prior Borrowing Base Certificate and shall include a monthly summary aging of Receivables and all Eligible Inventory that has become ineligible, specifying the applicable category of ineligibility and such other information as the Administrative Agent may request from time to time.

                  7.03. Other Financial Information. (a) The Borrowers shall deliver or cause to be delivered to the Administrative Agent such other information, reports, contracts, schedules, lists, documents, agreements and instruments with respect to (i) the Collateral or (ii) the business, condition (financial or otherwise), operations, performance or properties of any Loan Party as the Administrative Agent or any Lender may, from time to time, reasonably request. Each Loan Party hereby authorizes the Administrative Agent, each Lender and their respective representatives to communicate directly with the accountants and authorizes the accountants to disclose to the Administrative Agent, such Lender and such representatives any and all financial statements and other information of any kind, including copies of any management letter or the substance of any oral information, that such accountants may have with respect to the Collateral or the condition (financial or otherwise), operations, properties and performance of Stellex and its Subsidiaries. Each Loan Party, on or before the Closing Date, shall deliver a letter addressed to the accountants instructing them to disclose such information in compliance with this Section 7.03(a).

                  (b) Stellex shall deliver or cause to be delivered to the Administrative Agent copies of all financial statements, reports and notices, if any, sent or made available generally by Stellex to the holders of its publicly-held Securities or to a trustee under any indenture or filed with the Commission, and of all press releases made available generally by Stellex to the public concerning material developments in Stellex's business.

                  (c) The Borrowers shall deliver or cause to be delivered to the Administrative Agent copies of any management reports delivered to any Loan Party or to any officer or employee thereof by the accountants in connection with the financial statements delivered pursuant to Section 7.01.

                  7.04. Events of Default. Promptly upon any Loan Party obtaining knowledge (i) of any condition or event which constitutes a Default or an Event of Default, (ii) that any Person has given any notice to any Loan Party or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 11.01(e) or (iii) of any condition or event which has or is reasonably likely to have a

Material Adverse Effect or adversely affect the Collateral Agent's interest in the Collateral or adversely affect the value of the Collateral in any material respect, such Loan Party shall deliver to the Administrative Agent an Officer's Certificate specifying (A) the nature and period of existence of any such claimed default, Event of Default, Default, condition or event, (B) the notice given or action taken by such Person in connection therewith and (C) what action such Loan Party has taken, is taking and proposes to take with respect thereto.

                  7.05. Lawsuits. (a) Promptly upon any Loan Party obtaining knowledge of the institution of, or written threat of, (i) (A) any action, suit, proceeding or arbitration against or affecting such Loan Party or any asset of such Loan Party not previously disclosed pursuant to Schedule 6.01(J) or
Schedule 6.01(P) involving an alleged liability or cost in excess of One Million Dollars ($1,000,000) or any actions, suits, proceedings or arbitration which in the aggregate involving money or property valued in excess of One Million Dollars ($1,000,000), except where the same is fully covered by insurance (other than applicable deductible), (B) any investigation or proceeding before or by any Governmental Authority, the effect of which is reasonably likely to limit, prohibit or restrict materially the manner in which such Loan Party currently conducts its business or to declare any substance contained in such products manufactured or distributed by it to be dangerous, except where the same is fully covered by insurance (other than applicable deductible), or (C) any Forfeiture Proceeding, such Loan Party shall give written notice thereof to the Administrative Agent and provide such other information as may be reasonably available to enable such Lender and the Administrative Agent and its counsel to evaluate such matters; (ii) as soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter, each Loan Party shall provide the Administrative Agent with a litigation status report covering the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration reported pursuant to clause (i) above and shall provide such other information at such time as may be reasonably available to enable the Administrative Agent and its counsel to evaluate such matters; and
(iii) in addition to the requirements set forth in clauses (i) and (ii) of this
Section 7.05, each Loan Party upon request of the Administrative Agent or the Requisite Lenders shall promptly give written notice to the Administrative Agent of the status of any action, suit, proceeding, governmental investigation or arbitration covered by a report delivered pursuant to clause (i) or (ii) above and provide such other information as may be reasonably available to it to enable the Administrative Agent and its counsel to evaluate such matters.

                  7.06. Insurance. As soon as practicable and in any event by June 30 in each fiscal year, each Loan Party shall deliver to the Administrative Agent (i) an updated Schedule 6.01(W) in form and substance reasonably satisfactory to the Administrative Agent and the Lenders outlining all insurance policies and programs currently in effect with respect to the property and assets and business of such Loan Party, insurance coverage maintained as of the date of such report by such Loan Party and the loss payment provisions of such coverage and (ii) evidence that all premiums with respect to such coverage have been paid when due.

                  7.07. ERISA Notices. Each Loan Party shall deliver to the Administrative Agent:

                  (i) As soon as possible, and in any event within ten (10) Business Days after either a Loan Party or an ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the Chief Financial Officer of Stellex describing such Termination Event and the action, if any, which such Loan Party or such ERISA Affiliate has taken, is taking or proposes to take, with respect thereto, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto;

                  (ii) as soon as possible, and in any event within ten (10) Business Days, after either a Loan Party or an ERISA Affiliate knows or has reason to know that a non-exempt prohibited transaction (defined in Section 406 of ERISA and Section 4975 of the Code) has occurred, a statement of the Chief Financial Officer of Stellex describing such transaction;

                  (iii) within ten (10) days after the filing thereof with the DOL, the IRS or the PBGC, copies of each annual report, including Schedule B thereto, filed with respect to each Benefit Plan;

                  (iv) within ten (10) days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by either a Loan Party or an ERISA Affiliate with respect to such request;

                  (v) within ten (10) days after the first to occur of an amendment of any existing Benefit Plan which will result in an increase in the benefits under such Benefit Plan or a notification of any such increase, or the establishment of any new Benefit Plan or the commencement of contributions to any Benefit Plan to which either a Loan Party or an ERISA Affiliate was not previously contributing, a copy of said amendment, notification or Benefit Plan;

                  (vi) promptly upon, and in any event within ten (10) Business Days after, receipt by either a Loan Party or an ERISA Affiliate of a notice of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

                  (vii) promptly upon, and in any event within ten (10) Business Days after, receipt by either a Loan Party or an ERISA Affiliate of an unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, a copy of said determination letter, if such disqualification would have a

         Material Adverse Effect;

                  (viii) promptly upon, and in any event within ten (10) Business Days after receipt by any Loan Party of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability, a copy of said notice; and

                  (ix) promptly upon, and in any event within ten (10) Business Days after, Stellex or any of its Subsidiaries fails to make a required installment under subsection (m) of Section 412 of the Code or any other payment required under Section 412 of the Code on or before the due date for such installment or payment, a notification of such failure, if such failure could result in either the imposition of a Lien under said Section 412 or otherwise have a Material Adverse Effect.

                  7.08. Environmental Notices. Each Loan Party shall notify the Administrative Agent, in writing, promptly, and in any event within thirty (30) days after such Loan Party's learning thereof, of any: (i) written notice or written Claim to the effect that such Loan Party is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant into the environment; (ii) written notice that such Loan Party is subject to investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to the Release or threatened Release of any Contaminant into the environment; (iii) written notice that any Property of such Loan Party is subject to an Environmental Lien; (iv) written notice of violation to such Loan Party of any Environmental, Health or Safety Requirement of Law, which could have a Material Adverse Effect on such Loan Party; (v) commencement or written threat of any judicial or administrative proceeding alleging a violation of any Environmental, Health or Safety Requirement of Law; (vi) written notice from a Governmental Authority of any changes to any existing Environmental, Health or Safety Requirement of Law that could have a Material Adverse Effect on the operations of such Loan Party; or (vii) any proposed acquisition of stock, assets, real estate or leasing of property, or any other action by such Loan Party that could subject such Loan Party to Liabilities and Costs that could have a Material Adverse Effect. For purposes of clauses (i), (ii) and (iii), written notice shall include other non-written communications given to an agent or employee of such Loan Party with direct or indirect supervisory responsibility with respect to the activity, if any, which is the subject of such communication, if the subject of such communication could have a Material Adverse Effect.

                  7.09. Labor Matters. Each Loan Party shall notify the Administrative Agent in writing, promptly, but in any event within ten (10) days after learning thereof, of (i) any material labor dispute to which such Loan Party may become a party, any strikes, lockouts or other disputes relating to such Loan Party's plants and other facilities and (ii) any material liability incurred with respect to the closing of any plant or other facility of such Loan Party.


                  7.10. Other Information. Promptly upon receiving a request therefor from the Administrative Agent or the Requisite Lenders, each Loan Party shall prepare and deliver to the Administrative Agent such other information with respect to such Loan Party or the Collateral, including, without limitation, schedules identifying and describing the Collateral and any dispositions thereof, as from time to time may be reasonably requested by the Administrative Agent or the Requisite Lenders.


                                 ARTICLE VIII
                            AFFIRMATIVE COVENANTS

                  Each Loan Party covenants and agrees so long as any Commitment is outstanding and thereafter until payment in full of the Obligations:

                  8.01. Existence, etc. Except for those transactions permitted under Section 9.09 of this Agreement, each Loan Party shall at all times maintain its existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses except where the loss or termination of such rights and franchises does not have or is not reasonably likely to have a Material Adverse Effect.

                  8.02. Powers; Conduct of Business. Each Loan Party shall qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified except for those jurisdictions where failure to so qualify does not have or is not reasonably likely to have a Material Adverse Effect.

                  8.03. Compliance with Laws, etc. Each Loan Party shall, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, property, assets or operations of such Person, and
(b) obtain as needed all Permits necessary for its operations and maintain such Permits in good standing except in the case where noncompliance with either clause (a) or (b) above does not have or is not reasonably likely to have a Material Adverse Effect.

                  8.04. Payment of Taxes and Claims. Each Loan Party shall pay
(a) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, the failure to make payment of which will have or is reasonably likely to have a Material Adverse Effect, and (b) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable prior to the same becoming subject to a Lien upon any of such Person's properties or assets and prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental charges referred to in clause (a) above or claims referred to in clause (b) above need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if adequate reserves shall have been set aside therefor in accordance with GAAP.

                  8.05. Insurance. (a) Each Loan Party shall maintain insurance against loss or damage of the kind customarily insured against by corporations similarly situated with reputable insurers and with deductibles and on terms customary for corporations similarly situated. All such policies and programs shall be maintained with insurers reasonably satisfactory to the Administrative Agent. Each certificate and policy relating to property damage, machinery and/or business interruption coverage shall contain an endorsement, in form and substance reasonably satisfactory to the Administrative Agent, showing loss payable to the Collateral Agent, for the ratable benefit of the Lenders, and, if required by the Administrative Agent, naming the Collateral Agent as an additional insured under such policy. Each certificate and policy relating to coverages other than the foregoing shall, if required by the Administrative Agent, contain an endorsement naming the Collateral Agent as an additional insured under such policy. Such endorsement or an independent instrument furnished to the Administrative Agent shall provide that the insurance companies will give the Collateral Agent at least thirty (30) days' written notice before any such policy or policies of insurance shall be altered adversely to the interests of the Collateral Agent and the Lenders or cancelled and that no act, whether willful or negligent, or default of any Loan Party or any other Person shall affect the right of the Collateral

Agent to recover under such policy or policies of insurance in case of loss or damage. In the event any Loan Party, at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required herein or to pay any premium in whole or in part relating thereto, then the Administrative Agent, without waiving or releasing any obligation or resulting Event of Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent deems advisable; provided, however, in the event that the Administrative Agent decides to obtain and maintain such policies, the Administrative Agent will give notice to the Borrowers, at least ten days prior to taking any such action, and an opportunity for the Borrowers to cure such failure. All sums so disbursed by the Administrative Agent shall be part of the Obligations hereunder, payable on demand.

                  (b) Each Loan Party will appoint or designate a person, with the approval of the Administrative Agent, to settle or adjust such claims individually not in excess of Five Hundred Thousand Dollars ($500,000) per occurrence or in the aggregate One Million Dollars ($1,000,000) during any fiscal year without the consent of the Administrative Agent. In the event such claims exceed the foregoing amounts, or claims individually or in the aggregate have or are likely to have a Material Adverse Effect, such settlements and adjustments thereof shall be made with the Administrative Agent's consent, which consent shall not be unreasonably withheld. The Net Cash Proceeds of any such insurance claim or settlement shall be applied, after deducting any expenses and fees incurred by the Administrative Agent in the settlement and collection thereof, as follows: (i) if no Default or Event of Default then exists and the Administrative Agent receives a certification from the applicable Loan Party contemporaneously with its receipt of such proceeds that such Loan Party intends to use such proceeds to replace or repair such asset, such proceeds shall be applied in accordance with Section 3.01(b)(i) hereof, (ii) if no Default or Event of Default then exists and no certification is received by the Administrative Agent, such proceeds shall be applied to the outstanding balance of the Revolving Loans, and (iii) if a Default or Event of Default then exists, such proceeds shall be applied to the Obligations in accordance with Section 3.02(b)(ii).

                  (c) So long as no Event of Default has occurred and is continuing and all Obligations are paid when due, the proceeds received under any business interruption insurance policy shall be remitted to the Loan Party for a period of up to six months. Thereafter, the Administrative Agent shall be entitled to receive such proceeds to apply against the Obligations.

                  8.06. Inspection of Property; Books and Records; Discussions. Each Loan Party shall permit any authorized representative(s) designated by either any Agent or any Lender to visit and inspect any of the assets of such Loan Party, to examine, audit, check and make copies of its financial and accounting records, books, journals, orders, receipts and any correspondence and other data relating to its businesses or the transactions contemplated by the Loan Documents (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss such Person's affairs, finances and accounts with its officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested; provided, however, that upon the occurrence and during the continuance of an Event of Default each Loan Party shall permit any authorized representative(s) designated by any Agent or any Lender to do all of the foregoing without notice, at any time and as often as the Agents or the Lenders may request. Each such visitation and inspection (i) by or on behalf of any Lender shall be at such Lender's expense and (ii) by or on behalf of any Agent shall be at the Borrowers' expense; provided, however, so long as no Event of Default exists, the Borrowers shall only pay the reasonable expenses in connection with one inspection or audit per year. Each Loan Party shall keep and maintain in all material respects proper books of record and account in which entries sufficient to prepare financial statements in conformity with GAAP shall be made of all dealings and transactions in relation to its businesses and activities, including, without limitation, transactions and other dealings with respect to the Collateral. If an Event of Default has occurred and is continuing, each Loan Party, upon the Administrative Agent's request, shall turn over copies of any such records to the Administrative Agent or its representatives.

                  8.07. Tax Identification Numbers. Each Loan Party shall provide the Administrative Agent in writing its tax identification number promptly upon the availability thereof.


                  8.08. ERISA Compliance. Each Loan Party shall, and shall cause each ERISA Affiliate to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

                  8.09. Maintenance of Property. Each Loan Party shall maintain in all respects all of its owned and leased property in good, safe and insurable condition and repair and in accordance with any applicable manufacturers' specifications and recommendations, and not permit, commit or suffer any waste (except in the ordinary course of business) or abandonment of any such property and from time to time shall make or cause to be made all repairs, renewal and replacements thereof, except in the case where noncompliance thereof, singularly or in the aggregate, does not have or is not reasonably likely to have a Material Adverse Effect.

                  8.10. Condemnation. Immediately upon learning of the institution of any proceeding for the condemnation or other taking of any of the owned or leased Real Property of any Loan Party, such Loan Party shall notify the Administrative Agent of the pendency of such proceeding, and permit the Administrative Agent to participate in any such proceeding, and from time to time will deliver to the Administrative Agent all instruments reasonably requested by the Administrative Agent to permit such participation.

                  8.11. Maintenance of Licenses, Permits, etc. Each Loan Party shall maintain in full force and effect all licenses, permits, governmental approvals, franchises, authorizations or other rights necessary for the operation of its business, except where the failure to obtain any of the foregoing would not have or is not reasonably likely to have a Material Adverse Effect; and notify the Administrative Agent in writing, promptly after learning thereof, of the suspension, cancellation, revocation or discontinuance of or of any pending or threatened action or proceeding seeking to suspend, cancel, revoke or discontinue any such license, permit, governmental approval, franchise authorization or right.

                  8.12. Post Closing Matters. The Loan Parties shall cause each of the requirements set forth on Schedule 8.12 to be satisfied on or before the date set forth opposite such requirement.


                                  ARTICLE IX
                              NEGATIVE COVENANTS

                  Each Loan Party covenants and agrees so long as any Commitment is outstanding and thereafter until payment in full of the Obligations:

                  9.01. Indebtedness. The Loan Parties shall not, directly or indirectly, create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except:

                  (i)   the Obligations;

                  (ii)  trade payables in the ordinary course of business;

                  (iii) Permitted Existing Indebtedness;

                  (iv) to the extent permitted by Section 9.13, Capital Leases and purchase money Indebtedness incurred by the Loan Parties to finance the acquisition of fixed assets in an aggregate principal amount outstanding at any one time not to exceed Seven Million Five Hundred Thousand Dollars ($7,500,000);

                  (v) Indebtedness owing by one Loan Party to another Loan
         Party;

                  (vi) endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                  (vii) Interest Rate Contracts with respect to the Loans;

                  (viii) Indebtedness (other than the type of Indebtedness referred to in clauses (i) through (vii) or clauses (ix) through (xiv) of this Section 9.01) incurred in the ordinary course of business in an aggregate principal amount of up to One Million Dollars ($1,000,000) outstanding at any time;

                  (ix) extensions, substitutions, renewals, and replacements of the Deed of Trust in favor of Farm Bureau Life Insurance Company described in item 3 on Schedule 1.01(A), provided that the amount extended, substituted, renewed or replaced does not exceed the principal amount outstanding at such time and that such extension, substitution, renewal or replacement is on terms and conditions no less favorable to Paragon than such Deed of Trust;

                  (x) Indebtedness represented by the Subordinated Notes or any instrument evidencing subordinated indebtedness that extends, renews or replaces the Subordinated Notes, provided that (A) the terms and conditions of such subordinated indebtedness (other than pricing) are substantially similar to, or more favorable to the Lenders than, the terms and conditions of the Subordinated Notes and (B) no Default or Event of Default has occurred and is continuing either before or after giving effect to the incurrence of such subordinated indebtedness;

                  (xi) subordinated indebtedness that has terms and conditions (other than pricing) that are substantially similar to, or more favorable to the Lenders than, the terms and conditions of the Subordinated Notes, provided that (A) after giving effect to the incurrence of such subordinated indebtedness the Loan Parties are in compliance with the covenants contained in Article X, (B) no Default or Event of Default has occurred and is continuing either before or after giving effect to the incurrence of such subordinated indebtedness, and (C) the proceeds of such subordinated indebtedness are applied in accordance with Section 3.01(b)(ii);

                  (xii) Indebtedness of Stellex or a Subsidiary represented by Put/Call Promissory Notes or the Put/Call Preferred Stock, in each case, incurred or issued in exchange for Management Equity Interests, in an aggregate amount not to exceed the value (calculated in accordance with the respective agreements pursuant to which such Management Equity Interests were issued or exchanged) of the Management Equity Interests exchanged so long as no Default or Event of Default has occurred and is continuing at the time of such incurrence or issuance or would occur after giving effect to the incurrence of such Put/Call Promissory Note or the issuance of the Put/Call Preferred Stock;

                  (xiii) Indebtedness of a Subsidiary outstanding on or prior to the date on which such Subsidiary was acquired by Stellex or a Subsidiary of Stellex (other than Indebtedness incurred in connection with, or in contemplation of, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was otherwise acquired by Stellex or a Subsidiary of Stellex) and Indebtedness assumed by Stellex or a Subsidiary of Stellex in connection with a Permitted Acquisition which is outstanding on or prior to the date of such Permitted Acquisition (other than Indebtedness incurred in connection with, or in contemplation of, such Permitted Acquisition; provided that the aggregate permitted amount, accreted value or liquidation preference, as applicable, of all such Indebtedness does not exceed Four Million Dollars ($4,000,000) at any one time outstanding;

                  (xiv) Indebtedness evidenced by a subordinated note, held by a seller in connection with a Permitted Acquisition, that has terms and conditions that are satisfactory to the Administrative Agent, provided that (A) after giving effect to the incurrence of such subordinated indebtedness the Loan Parties are in compliance with the covenants contained in Article X, (B) no Default or Event of Default has occurred and is continuing either before or after giving effect to the incurrence of such subordinated indebtedness, and (C) the aggregate amount of such Indebtedness and the aggregate amount of the outstanding Indebtedness permitted under Section 9.01(xiii) does not exceed Eight Million Dollars ($8,000,000) in the aggregate; and

                  (xv) extensions, substitutions, renewals and replacements of any Indebtedness described in clause (xiii) and (xiv) above, provided that (A) the amount extended, substituted, renewed or replaced does not exceed the
         principal amount outstanding at such time with respect to such Indebtedness, (B) that such extension, substitution, renewal or replacement is on terms (other than pricing) and conditions no less favorable to the Loan Party and the Lenders than the terms and conditions of the Indebtedness being extended, substituted, renewed or replaced.

                  9.02. Sales of Assets. The Loan Parties shall not sell, assign, transfer, lease, convey or otherwise dispose of any assets, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:

                  (i)    sales of Inventory in the ordinary course of business;

                  (ii) the disposition of Equipment if such Equipment is obsolete or no longer useful in the ordinary course of such Loan Party's business;

                  (iii) sales of assets with an aggregate book value not in excess of Five Hundred Thousand Dollars ($500,000) in any Fiscal Year;

                  (iv) the disposition of Property by casualty or condemnation;

                  (v) assignments, transfers, conveyances and other dispositions from a Wholly Owned Subsidiary of a Loan Party to another Wholly Owned Subsidiary of a Loan Party; provided, however, that until the Farm Bureau Consent has been delivered to the Administrative Agent, no assets may be assigned, transferred, leased or otherwise conveyed to Paragon;

                  (vi) Permitted Dispositions, provided that no Permitted Disposition may be made prior to the first annual anniversary of the Closing Date, and provided, further, that no Permitted Disposition may be made prior to the Term Loan Termination Date if any portion of the Net Cash Proceeds therefrom will be used to purchase any portion of the Subordinated Notes;

                  (vii) any Loan Party may enter into a license agreement granting licenses in respect of patents and other rights and assets with its suppliers on terms and conditions that are commercially reasonable; and

                  (viii) all licenses granted in connection with the Watkins-Johnson Acquisition.

                  9.03. Liens. The Loan Parties shall not, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to the Collateral, except:

                  (i)    Liens created by the Loan Documents;

                  (ii)   Permitted Existing Liens;

                  (iii)  Customary Permitted Liens;

                  (iv) Liens securing Indebtedness permitted by Section 9.01(iv) covering only assets acquired with such Indebtedness and Liens securing Indebtedness permitted by Section 9.01(ix) covering only the assets subject to a Lien under the Deed of Trust; and

                  (v) a Lien with respect to a deposit made by a customer of a Loan Party in connection with a purchase order placed by such customer so long as such Lien is limited to the inventory covered by such purchase order and such inventory is not scheduled on any Borrowing Base Certificate;

                  (vi) Liens on property of a Person existing at the time such Person becomes a Subsidiary of Stellex or of a Subsidiary of Stellex, provided that such Liens were in existence prior to the time such Person becomes a Subsidiary and do not extend to any other assets;

                  (vii) Liens on property existing at the time of acquisition thereof by Stellex or a Subsidiary of Stellex, provided that such Liens were in existence prior to the contemplation of such acquisition and do not extend to any other assets; and

                  (viii) other Liens securing obligations incurred in the ordinary course of business which obligations do not exceed Five Hundred Thousand Dollars ($500,000) at any one time outstanding.

                  9.04. Investments. The Loan Parties shall not, directly or indirectly, make or own any Investment, except:

                  (i)    Investments in Cash Equivalents;

                  (ii)   Investments by any Loan Party in its Subsidiaries;

                  (iii) Investments in Interest Rate Contracts permitted pursuant to Section 9.01(vii);

                  (iv)   Investments received in connection with the bankruptcy

         or reorganization of customers of any Loan Party or received in settlement of delinquent obligations of or disputes with such Loan Party's customers in the ordinary course of business; and

                  (v) other Investments not otherwise permitted under this
         Section 9.04 having an aggregate market value (measured on the date that such Investment was made and without giving affect to subsequent changes in value) not to exceed $2,500,000 outstanding at any time; provided that the Collateral Agent has a first priority Lien with respect to such Investments and such Investment does not violate
         Section 9.09.

                  9.05. Accommodation Obligations. The Loan Parties shall not, directly or indirectly, create or become or be liable with respect to any Accommodation Obligation, except (i) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business, (ii) the Farm Bureau Guaranty, (iii) lease obligations in connection with office space in New York, New York where Stellex and Mentmore Holding Corporation will be joint tenants, (iv) Accommodation Obligations by one Loan Party on behalf of another Loan Party (other than Paragon until the Farm Bureau Consent has been delivered to the Administrative Agent) but only in connection with Indebtedness permitted pursuant to Section 9.01(i), (ii), (iii) (iv), (v),
(vi), (vii), (viii), (x) or (xi), and (v) Accommodation Obligations by one Loan Party that is the acquiror or the target in connection with a Permitted Acquisition on behalf of another Loan Party that is the acquiror or the target in connection with such Permitted Acquisition but only in connection with Indebtedness permitted pursuant to Section 9.01(xiii) or (xiv).

                  9.06. Restricted Junior Payments. The Loan Parties shall not declare or make any Restricted Junior Payments, except:

                  (i) dividends and other distributions made by any Loan Party (other than Stellex) to Stellex or another Loan Party;

                  (ii) payments of interest on the Subordinated Notes or the other subordinated indebtedness permitted pursuant to Section 9.01(xi) or Section 9.01(xii), provided that such payments are made in accordance with the provisions of the Subordinated Note Indenture or such subordinated indebtedness;

                  (iii) Restricted Junior Payments made to a Management Equity Holder pursuant to the Put/Call Promissory Notes, the Put/Call Preferred Stock or to purchase Management Equity Interests, so long as no Default or Event of Default has occurred and is continuing or would occur after giving effect to the making of such Restricted Junior Payment; provided that (a) the aggregate amount of such Restricted Junior Payments does not exceed $500,000 during any Fiscal Year; provided, further, that, with respect to any Fiscal Year after December 31, 2000, (A) if the Leverage Ratio for Stellex and its Subsidiaries on a consolidated basis as of the last day of the immediately preceding Fiscal Year is less than 4.0 to 1.0, then the aggregate amount of such Restricted Junior Payments that may be made during such Fiscal Year shall not exceed $2,000,000 and (B) if the Leverage Ratio for Stellex and its Subsidiaries on a consolidated basis as of the last day of the immediately preceding Fiscal Year is less than 3.5 to 1.0, then the aggregate amount of such Restricted Junior Payments that may be made during such Fiscal Year shall not exceed $4,000,000; and

                  (iv) Restricted Junior Payments made by the issuance of Put/Call Promissory Notes or Put/Call Preferred Stock, in each case, in exchange for Management Equity Interests, in an aggregate amount not to exceed the value (calculated in accordance with the respective agreements pursuant to which such Management Equity Interests were issued or exchanged) of the Management Equity Interests exchanged so long as no Default or Event of Default has occurred and is continuing at the time of such incurrence or issuance or would occur after giving effect to the issuance of such Put/Call Promissory Note or such Put/Call Preferred Stock.

                  9.07. Change in Nature of Business. The Loan Parties shall not make any material change in the nature or conduct of its business from the businesses carried on as of the Closing Date other than the Permitted Acquisitions made in accordance with the provisions of this Agreement.

                  9.08. Transactions with Affiliates. None of the Loan Parties shall, directly or indirectly, enter into or permit to exist any transaction with any Affiliate of such Loan Party except for (i) transactions the terms of which are in the ordinary course of business, in accordance with customary practice, and not less favorable to such Loan Party than those that might be obtained in an arm's length transaction at the time from a Person who is not an Affiliate, (ii) reasonable salaries, bonuses and other compensation (including deferred compensation, retirement, loan arrangements and severance benefits) paid to current and former officers, directors and managers of such Loan Party commensurate with salary, bonus and compensation levels of other companies engaged in a similar business in similar circumstances, specifically including those amount contemplated by the Management Participation Agreement as in effect on the date hereof, (iii) transactions permitted under Sections 9.01(v),

9.01(xiii), 9.04(ii), 9.05, 9.06, 9.09 and 9.17, (iv) the loan from Trinity
Investment Corp. in an amount of Two Million Five Hundred Thousand Dollars ($2,500,000) plus accrued and unpaid interest, which amount shall be paid to Trinity Investment Corp. on the Closing Date and (v) tax-sharing arrangement among the Loan Parties described in the Tax Sharing Agreement.

                  9.09. Restriction on Fundamental Changes. (a) No Loan Party shall enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of its business or assets, whether now or here after acquired, except (i) Permitted Dispositions and (ii) any Wholly Owned Subsidiary of a Loan Party may merge or consolidate into, or convey, lease, sell, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or substantially all of its business or assets to, another Wholly Owned Subsidiary of such Loan Party so long as the terms and conditions of any such transaction and the documentation in connection therewith are in form and substance satisfactory to Requisite Lenders and all assets remain subject to the first priority Lien of the Collateral Agent under the Collateral Documents.

                  (b) No Loan Party shall acquire by purchase or otherwise all or substantially all of the business property or assets of, or stock or other evidence of beneficial ownership of, any Person; provided, however, that a Loan Party may make a Permitted Acquisition if (i) such Loan Party acquires at least 75% of the equity interests (including 75% of the Voting Stock) of a Person in connection with a Permitted Acquisition involving the acquisition of such Person; (ii) the equity interests and/or assets acquired by such Loan Party with respect to any such Permitted Acquisition are pledged by such Loan Party to the Collateral Agent pursuant to agreements, substantially in the forms of the Collateral Documents; (iii) any acquired Person guarantees the Obligations pursuant to an agreement, substantially in the form of the Guaranty and becomes a Loan Party under the Contribution Agreement; (iv) no Default or Event of Default has occurred and is continuing; and (iv) all documentation (including, without limitation, UCC financing statements, opinions of counsel, and appropriate consents) in connection with such Permitted Acquisition is in form and substance reasonably satisfactory to the Administrative Agent and the Requisite Lenders.

                  (c) No Loan Party shall create any new Subsidiary, joint venture or partnership; provided, however, that a Loan Party may create a new corporate Subsidiary if (i) a Loan Party holds at least 75% of the equity interests (including at least 75% of the Voting Stock) of such newly created Subsidiary; (ii) all of the equity interests that a Loan Party has (whether as legal or beneficial owner) are pledged to the Collateral Agent, on terms and conditions satisfactory to the Administrative Agent and all of the assets of such new Subsidiary are pledged to the Collateral Agent, on terms and conditions satisfactory to the Administrative Agent; (ii) such new Subsidiary guarantees the Obligations on terms and conditions satisfactory to the Administrative Agent and becomes a Loan Party under the Contribution Agreement; (iii) no Default or Event of Default has occurred and is continuing; and (iv) all documentation (including, without limitation, security agreements, guarantees, pledge agreements, UCC financing statements, opinions of counsel, and appropriate consents) in connection with such new Subsidiary shall be in form and substance reasonably satisfactory to the Administrative Agent and the Requisite Lenders.

                  (c) Except as permitted under this Agreement, no Loan Party shall change its corporate, capital or legal structure.


                  9.10. Sales and Leasebacks. No Loan Party shall become liable, by assumption or by Accommodation Obligation, with respect to any lease, whether a Capital Lease or an operating lease, of any property (whether real or personal or mixed) (i) which such Loan Party has sold or transferred or will sell or transfer to any other Person or (ii) which such Loan Party intends to use for substantially the same purposes as any other asset which it has sold or transferred or will sell or transfer to any other Person in connection with such lease.

                  9.11. Margin Regulations. No Loan Party shall use all or any portion of the proceeds of any Loan made under this Agreement to purchase or carry Margin Stock.

                  9.12. ERISA. No Loan Party shall, nor shall it permit any ERISA Affiliate to, do any of the following to the extent that such act or failure to act would result in the aggregate, after taking into account any other such acts or failure to act, in a Material Adverse Effect:

                  (i) engage, or knowingly permit an ERISA Affiliate to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a class exemption is not available or a private exemption has not been previously obtained from the DOL;

                  (ii) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA or 412 of the Code), with respect to any Benefit Plan, which has not been waived;

                  (iii) fail, or permit any ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan if such failure could result in the imposition of a Lien or otherwise could have a Material Adverse Effect;

                  (iv) terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of such Loan Party, or any ERISA Affiliate under Title IV of ERISA or under such Benefit Plan; or

                  (v) fail, or permit any ERISA Affiliate to fail, to pay any required installment under section (m) of Section 412 of the Code or any other payment required under Section 412 of the Code or Section 302 of ERISA on or before the due date for such installment or other payment, if such failure could result in the imposition of a Lien or otherwise could have a Material Adverse Effect.

                  9.13. Capital Expenditures. None of the Loan Parties shall make or incur any Capital Expenditures (a) during the period from the Closing Date to the end of Fiscal Year 1997 if, after giving effect to such Capital

Expenditures, the aggregate amount of all Capital Expenditures made by the Loan Parties would exceed One Million Seven Hundred Thousand Dollars ($1,700,000) for such period, and (b) during any Fiscal Year thereafter if, after giving effect to such Capital Expenditures, the aggregate amount of all Capital Expenditures made by the Loan Parties during such Fiscal Year would exceed Four Million Dollars ($4,000,000) for such Fiscal Year; provided, however, the Loan Parties may carry forward from one Fiscal Year (other than Fiscal Year 1997) to the next Fiscal Year any Capital Expenditures permitted but not made or incurred in such Fiscal Year.

                  9.14. Amendment of Governing Documents. No Loan Party (other than Stellex) shall amend, supplement or otherwise change its Governing Documents in any material respect, and Stellex shall not amend, supplement or otherwise change its Governing Documents in any material respect which is adverse to the interests of the Lenders.

                  9.15. Environmental Liabilities. Except as disclosed in
Schedule 6.01(P), no Loan Party shall become subject to any Liabilities and Costs which exceed One Million Dollars ($1,000,000) in a particular instance or Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate, arising out of or relating to (a) the Release or threatened Release at any location of any Contaminant into the environment, or any Remedial Action in response thereto or (b) any violation of any Environmental, Health or Safety Requirement of Law.

                  9.16. No Activities Leading to Forfeiture. No Loan Party shall engage in the conduct of any business or activity which could result in a Forfeiture Proceeding.

                  9.17. Management Fees and Consulting Fees. The Loan Parties shall not pay any management fee or consulting fee or transfer any assets to any Affiliate, other than the following payments:

                  (i) the payment of management fees pursuant to the Management Agreement in an amount not to exceed (A) Seven Hundred Fifty Thousand Dollars ($750,000) during any Fiscal Year, exclusive of expenses, and
         (B) after the first anniversary of the Closing Date, additional payments in an amount not to exceed one percent (1%) of sales for Stellex and its Subsidiaries on a consolidated basis during such Fiscal Year less any amount paid pursuant to the preceding clause (A), exclusive of expenses, provided, in the case of clause (B) above, that the Interest Coverage Ratio for Stellex and its Subsidiaries on a consolidated basis for the immediately preceding Fiscal Year, after giving pro forma effect to such payment, is equal to or greater than
         2.25 to 1.0; provided, further, that at the time of any such payment and after giving effect to such payment no Default or Event of Default shall have occurred and be continuing;

                  (ii) the reimbursement of reasonable business expenses incurred in the ordinary course of business by an Affiliate on behalf of any Loan Party, provided that the Loan Parties are in compliance with Section 9.08;

                  (iii) the payment of investment banking fees by the Loan Parties to Mentmore Holdings Corporation in connection with the transactions contemplated by the Transaction Documents in an amount not to exceed One Million Dollars ($1,000,000); and

                  (iv) the payment of investment banking fees by the Loan Parties to Mentmore Holdings Corporation in connection with any Permitted Acquisition in an amount not to exceed one percent (1%) of the transaction value.

                  9.18. Farm Bureau Life Insurance Company. Aerospace shall not assign or transfer any moneys, securities or other property to Farm Bureau, or permit any moneys, securities or other property to be in the constructive or actual possession of or on deposit with Farm Bureau, provided, however, that Aerospace may make payments to Farm Bureau that are due and payable under the Farm Bureau Guaranty.

                  9.19. Amendment of Subordinated Documents. No Loan Party shall amend, supplement or otherwise change the provisions of the Subordinated Note Documents or any documents evidencing the subordinated indebtedness referred to in Section 9.01(xii) in any material respect which would be adverse to the interests of the Lenders.


                                  ARTICLE X
                             FINANCIAL COVENANTS

                  Each Loan Party covenants and agrees so long as any Commitment is outstanding and thereafter until payment in full of the Obligations:

                  10.01. Minimum Net Worth. The Net Worth of Stellex and its Subsidiaries on a consolidated basis at the end of each fiscal quarter of each Fiscal Year shall not be less than the sum of (i) $5,500,000 plus (ii) an amount equal to 50% of Net Income since the Closing Date (excluding any losses).

                  10.02. Minimum Interest Coverage Ratio. The Interest Coverage Ratio of Stellex and its Subsidiaries on a consolidated basis at the end of each Financial Covenant Period set forth below shall not be less than the ratio set forth opposite such date:

                  Financial Covenant
                  Period Ending:                                 Ratio
                  ------------------                             -----

                  March 31, 1998                              1.60 to 1.00
                  June 30, 1998                               1.60 to 1.00

                  September 30, 1998                          1.60 to 1.00
                  December 31, 1998                           1.70 to 1.00
                  March 31, 1999                              1.70 to 1.00
                  June 30, 1999                               1.70 to 1.00
                  September 30, 1999                          1.70 to 1.00
                  December 31, 1999                           2.00 to 1.00
                  March 31, 2000                              2.00 to 1.00
                  June 30, 2000                               2.00 to 1.00
                  September 30, 2000                          2.00 to 1.00
                  December 31, 2000                           2.50 to 1.00
                  March 31, 2001                              2.50 to 1.00
                  June 30, 2001                               2.50 to 1.00
                  September 30, 2001                          2.50 to 1.00
                  December 31, 2001                           2.75 to 1.00
                  March 31, 2002                              2.75 to 1.00
                  June 30, 2002                               2.75 to 1.00
                  September 30, 2002                          2.75 to 1.00
                  December 31, 2002                           3.00 to 1.00
                  March 31, 2003                              3.00 to 1.00
                  June 30, 2003                               3.00 to 1.00
                  September 30, 2003                          3.00 to 1.00
                  December 31, 2003                           3.00 to 1.00

                  10.03. Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of Stellex and its Subsidiaries on a consolidated basis at the end of each Financial Covenant Period commencing with the Financial Covenant Period ending March 31, 2000 shall not be less than 1.50 to 1.00.

                  10.04. Maximum Leverage Ratio. The Leverage Ratio of Stellex and its Subsidiaries on a consolidated basis, at the end of each Financial Covenant Period set forth below, shall not be greater than the ratio set forth opposite such date:

                  Financial Covenant
                  Period Ending:                                 Ratio
                  ------------------                             -----

                  March 31, 1998                              6.00 to 1.00
                  June 30, 1998                               6.00 to 1.00
                  September 30, 1998                          6.00 to 1.00
                  December 31, 1998                           6.00 to 1.00
                  March 31, 1999                              6.00 to 1.00
                  June 30, 1999                               6.00 to 1.00
                  September 30, 1999                          6.00 to 1.00
                  December 31, 1999                           4.75 to 1.00
                  March 31, 2000                              4.75 to 1.00
                  June 30, 2000                               4.75 to 1.00
                  September 30, 2000                          4.75 to 1.00
                  December 31, 2000                           4.25 to 1.00
                  March 31, 2001                              4.25 to 1.00

                  June 30, 2001                               4.25 to 1.00
                  September 30, 2001                          4.25 to 1.00
                  December 31, 2001                           3.50 to 1.00
                  March 31, 2002                              3.50 to 1.00
                  June 30, 2002                               3.50 to 1.00
                  September 30, 2002                          3.50 to 1.00
                  December 31, 2002                           3.25 to 1.00
                  March 31, 2003                              3.25 to 1.00
                  June 30, 2003                               3.25 to 1.00
                  September 30, 2003                          3.25 to 1.00
                  December 31, 2003                           3.25 to 1.00


                                  ARTICLE XI
                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES

                  11.01. Events of Default. Each of the following occurrences shall constitute an Event of Default under this
Agreement:

                  (a) Failure to Make Payments When Due. The Borrowers shall fail to pay any principal of any Note when due, or shall fail to pay any interest on any Note or any other Obligation within three (3) Business Days after such interest or Obligation shall become due.

                  (b) Breach of Representation or Warranty. Any representation or warranty made or deemed to have been made by any Loan Party under, relating to or in connection with this Agreement, the Notes, any of the other Loan Documents or any certificate or statement furnished by any Loan Party pursuant to or in connection with this Agreement shall be false or misleading in any material respect when made.

                  (c) Breach of Certain Covenants. Any Loan Party shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on such Loan Party under Section 7.04, Section 8.01, Section 8.02,
Section 8.03, Section 8.06, Article IX or Article X of this Agreement or under any section of any other Loan Document.

                  (d) Other Defaults. Any Loan Party shall fail duly and punctually to perform or observe any term, covenant or obligation binding on such Loan Party (i) under Section 7.01 or Section 7.02 of this Agreement and such failure shall continue for ten (10) Business Days after the occurrence of such failure or (ii) under this Agreement (other than as described in Sections 11.01(a), (c) or (d)(i)), and such failure shall continue for thirty (30) days after any Loan Party knew of such failure.

                  (e) Default as to Other Indebtedness. Any Loan Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (other than (i) an Obligation, (ii) the Seller Note or (iii) any Put/Call

Promissory Notes or the Put/Call Preferred Stock but only so long as such Put/Call Promissory Notes or Put/Call Preferred Stock (or any payments thereunder or failure to make payments thereunder) do not give rise to a default or event of default under or in connection with any other Indebtedness) if the aggregate amount of such other Indebtedness is One Million Dollars ($1,000,000) or more; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness, if the effect thereof (with or without the giving of notice or lapse of time or both) is to cause an acceleration, mandatory redemption or other required repurchase of such Indebtedness or permit the holder or holders of such Indebtedness to accelerate the maturity of any such Indebtedness or require a redemption or other repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by any Loan Party (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or the holder or holders of any Lien, in any amount, shall commence foreclosure of such Lien upon property of any Loan Party having an aggregate value in excess of One Million Dollars ($1,000,000).

                  (f) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) An involuntary case shall be commenced against any Loan Party and the petition shall not be dismissed, stayed, bonded or discharged for a period of thirty (30) days; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Loan Party in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or the board of directors of any Loan Party (or any committee thereof) adopts any resolution or otherwise authorizes any action to approve any of the foregoing.

                  (ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Loan Party or over all or a substantial part of the assets of any Loan Party shall be entered and such decree or order shall not be stayed, dismissed or discharged for a period of thirty (30) days; or an interim receiver, trustee or other custodian of any Loan Party or of all or a substantial part of the assets of any Loan Party shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the assets of any Loan Party shall be issued and any such event shall not be stayed, dismissed, bonded or discharged for a period of thirty (30) days; or the board of directors of any Loan Party (or any committee thereof) adopts any resolution or otherwise authorizes any action to approve any of the foregoing.

                  (g) Voluntary Bankruptcy; Appointment of Receiver, etc. Any Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its assets; or any Loan Party shall make any assignment for the benefit of creditors or shall be unable or fail, or shall admit in writing its inability, to pay its debts as such debts become due, or the board of directors of any Loan Party (or any committee thereof) adopts any resolution or otherwise authorizes any action to approve any of the foregoing.

                  (h) Judgments and Attachments. Any money judgment (other than a money judgment covered by insurance as to which the insurance company has acknowledged coverage), writ or warrant of attachment, or similar process against any Loan Party or any assets of any Loan Party involving in any case an amount in excess of One Million Dollars ($1,000,000) is entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days.

                  (i) Dissolution. Any order, judgment or decree shall be entered against any Loan Party decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period of thirty
(30) days; or any Loan Party shall otherwise dissolve or cease to exist (except as permitted under this Agreement).

                  (j) Loan Documents; Failure of Security. At any time, for any reason, (i) any Loan Document ceases to be in full force and effect or any Loan Party seeks to repudiate its obligations thereunder and the Liens intended to be created thereby are, or any Loan Party seeks to render such Liens, invalid and unperfected, or (ii) Liens in favor of the Collateral Agent and/or the Lenders contemplated by the Loan Documents shall, at any time, for any reason, be invalidated or otherwise cease to be in full force and effect, or such Liens shall be subordinated or shall not have the priority contemplated by this Agreement or the Loan Documents.

                  (k) ERISA Liabilities. Any Termination Event occurs which will or is reasonably likely to subject either a Loan Party or an ERISA Affiliate to a liability which will, or is reasonably likely to have, a Material Adverse Effect.

                  (l) Waiver Application. The plan administrator of any Benefit Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and the substantial business hardship upon which the application for the waiver is based could subject either any Loan Party or any ERISA Affiliate to liability which will or is reasonably likely to have a Material Adverse Effect.

                  (m) Change of Control. A Change of Control shall have occurred.

                  (n) Government Contracts. At any time, for any reason, (i) a notice of debarment, notice of suspension or notice of termination for default shall have been issued to any Borrower under or in connection with any

Government Contract which could reasonably result in a Material Adverse Effect;
(ii) a notice of debarment, notice of suspension or notice of termination for default shall have been issued to any other party under a Government Contract as a direct or indirect result of any Borrower's performance or malfeasance thereunder which could reasonably result in a Material Adverse Effect; (iii) any Borrower is barred or suspended from contracting with any Governmental Authority; (iv) a Government investigation shall have been commenced in connection with any Government Contract or any Borrower which could reasonably result in criminal or civil liability, suspension, debarment or any other adverse administrative action arising by reason of alleged fraud, willful misconduct, neglect, default or other wrongdoing; (v) the actual termination of any Material Contract due to alleged fraud, willful misconduct, neglect, default or other wrongdoing which could reasonably result in a Material Adverse Effect; or (vi) a cure notice issued under any Government Contract shall remain uncured beyond (A) the expiration of the time period available to such Borrower pursuant to such Government Contract and/or such cure notice, to cure the noticed default or (B) the date on which the other contracting party is entitled to exercise its rights and remedies under the Government Contract as a consequence of such default, which could reasonably result in a Material Adverse Effect.

                  An Event of Default shall be deemed "continuing" until cured or waived in writing in accordance with Section 13.09.

                  11.02.  Rights and Remedies.

                  (a) Acceleration and Termination. Upon the occurrence of any Event of Default described in Section 11.01(f) or 11.01(g), the Commitments shall automatically and immediately terminate and the unpaid principal amount of, and any and all accrued interest on, the Obligations and all accrued fees shall automatically become immediately due and payable, without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrowers, and the obligations of the Lenders to make Loans hereunder shall thereupon terminate; and upon the occurrence and during the continuance of any other Event of Default, the Administrative Agent shall, at the request, or may with the consent, of the Requisite Lenders, declare (i) that the Commitments are terminated, whereupon the Commitments shall immediately terminate, and/or (ii) the unpaid principal amount of, and any and all accrued interest on, the Obligations and all accrued fees to be, and the same shall thereupon be, immediately due and payable, without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration, except as may be specifically provided for herein), all of which are hereby expressly waived by the Borrowers.

                  (b) Enforcement. Each Loan Party acknowledges that in the event any Loan Party fails to perform, observe or discharge any of its respective obligations or liabilities under this Agreement or any other Loan Document, any remedy of law may prove to be inadequate relief to the Agents and the Lenders; therefore, the Loan Parties agree that the Agents and the Lenders shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                                 ARTICLE XII
                                  THE AGENTS

                  12.01. Appointment. (a) Each Lender hereby designates and appoints SocGen as the Administrative Agent of such Lender under this Agreement, and each Lender hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the Notes and the Loan Documents and to exercise such powers as are set forth herein or therein together with such other powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or the other Loan Documents, the Administrative Agent shall not be required to exercise any discretion or take any action. Notwithstanding the foregoing, the Administrative Agent shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (unless the instructions or consent of all of the Lenders is required hereunder or thereunder) and such instructions shall be binding upon all Lenders; provided, however, the Administrative Agent shall not be required to take any action which (i) the Administrative Agent believes will expose it to personal liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders with respect to such action or (ii) is contrary to this Agreement, the Notes, the other Loan Documents or applicable law. The Administrative Agent agrees to act as such on the express conditions contained in this Article XII.

                  (b) Each Lender hereby designates and appoints First Union as the Syndication Agent and the Collateral Agent of such Lender under this Agreement, and each Lender hereby irrevocably authorizes the Syndication Agent and the Collateral Agent to take such action on its behalf under the provisions of this Agreement, the Notes and the Loan Documents and to exercise such powers as are set forth herein or therein together with such other powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or the other Loan Documents, the Syndication Agent and the Collateral Agent shall not be required to exercise any discretion or take any action. Notwithstanding the foregoing, the Syndication Agent and the Collateral Agent shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (unless the instructions or consent of all of the Lenders is required hereunder or thereunder) and such instructions shall be binding upon all Lenders; provided, however, the Syndication Agent and the Collateral Agent shall not be required to take any action which (i) the Syndication Agent and the Collateral Agent believes will expose it to personal liability unless the Syndication Agent and the Collateral Agent receives an indemnification satisfactory to it from the Lenders with respect to such action or (ii) is contrary to this Agreement, the Notes, the other Loan Documents or applicable law. The Syndication Agent and the Collateral Agent agrees to act as such on the express conditions contained in this Article XII.

                  (c) The provisions of this Article XII are solely for the benefit of the Agents and the Lenders, and none of the Loan Parties shall have any rights to rely on or enforce any of the provisions hereof (other than as expressly set forth in Section 12.07). In performing its functions and duties under this Agreement, the Agents shall act solely as agents of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency, trustee or fiduciary with or for any Loan Party. The Agents may perform any of their respective duties hereunder, or under the Loan Documents, by or through their respective agents or employees.

                  12.02. Nature of Duties. The Agents shall not have any duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement a fiduciary relationship in respect of any Holder. Nothing in this Agreement or any of the Loan Documents, expressed or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Stellex and the other Loan Parties in connection with the Loans hereunder and shall make its own appraisal of the credit worthiness of Stellex and the other Loan Parties initially and on a continuing basis, and the Agents shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Holder with any credit or other information with respect thereto (except for reports required to be delivered by the Agents under the terms of this Agreement). If the Agents seek the consent or approval of the Lenders to the taking or refraining from taking of any action hereunder, the Agents shall send notice thereof to each Lender. The Agents shall promptly notify each Lender at any time that the Lenders so required hereunder have instructed the Agents to act or refrain from acting pursuant hereto.

                  12.03. Rights, Exculpation, etc. (a) Liabilities; Responsibilities. None of the Agents, any Affiliate of any Agent, or any of their respective officers, directors, employees, agents, attorneys or consultants shall be liable to any Holder for any action taken or omitted by them hereunder, under the Notes or under any of the Loan Documents, or in connection therewith, except that no Person shall be relieved of any liability imposed by law for gross negligence or willful misconduct. No Agent shall be liable for any apportionment or distribution of payments made by it in good faith, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Holder to whom payment was due, but not made, shall be to recover from other Holders any payment in excess of the amount to which they are determined to have been entitled. The Agents shall not be responsible to any Holder for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement, the Notes or any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of Stellex or any other Loan Party. None of the Agents are making any representation and warranty in connection with, and shall not be required to make any inquiry concerning, the Collateral, the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes or any of the Loan Documents, or the financial condition of Stellex or any other Loan Party, or the existence or possible existence of any Default or Event of Default.

                  (b) Right to Request Instructions. Any Agent may at any time request instructions from the Lenders (and after all Obligations owing to the Lenders have been paid in full, from the Holders) with respect to any actions or approvals which by the terms of any of the Loan Documents such Agent is permitted or required to take or to grant, and such Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from those Lenders or Holders, as the case may be, from whom such Agent is required to obtain such instructions for the pertinent matter in accordance with the Loan Documents. Without limiting the generality of the foregoing, no Holder shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under the Loan Documents in accordance with the instructions of all Lenders or, where required by the express terms of this Agreement, a lesser proportion of the Lenders, or of all Holders (after the Obligations owing to the Lenders have been paid in full).

                  12.04. Reliance. Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel, independent public accountants and other experts selected by it.

                  12.05. Indemnification. To the extent that the Agents are not reimbursed and indemnified by the Borrowers, the Lenders will reimburse and indemnify each Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs, reasonable expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Agent under the Loan Documents, in proportion to each Lender's Pro Rata Share; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 12.05 shall survive the payment in full of the Loans and all other Obligations and the termination of this Agreement. In the event that after payment and distribution of any amount by the Administrative Agent to Lenders, any Lender or third party, including any Loan Party, any creditor of any Loan Party or a trustee in bankruptcy, recovers from the Administrative Agent any amount found to have been wrongfully paid to the Administrative Agent or disbursed by the Administrative Agent to Lenders, then Lenders, in proportion to their respective Pro Rata Shares, shall reimburse the Administrative Agent for all such amounts.

                  12.06. The Agents Individually. With respect to the Loans made by it, SocGen and First Union shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include SocGen and First Union in their respective individual capacities as a Lender or one of the Requisite Lenders. Each of SocGen and First Union and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Loan Party or any of its Affiliates as if it were not acting as an Agent pursuant hereto.

                  12.07. Successor Agents. (a) Resignation. Any Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty (30) days' prior written notice to the Borrowers and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to this Section 12.07.

                  (b) Appointment by Requisite Lenders. Upon any such notice of resignation, the Requisite Lenders shall have the right to appoint a successor Agent selected from among the Lenders, which appointment shall be subject to the prior written approval of Stellex (which may not be unreasonably withheld, and shall not be required upon the occurrence and during the continuance of an Event of Default or Default).

                  (c) Appointment by Retiring Agent. If a successor Agent shall not have been appointed within the thirty (30) day period provided in paragraph
(a) of this Section 12.07, the retiring Agent shall then appoint a successor Agent who shall serve as such Agent until such time, if any, as the Requisite Lenders appoint a successor Agent as provided above. Each Lender shall indemnify and hold such Agent harmless for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs, reasonable expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of the appointment of a successor Agent pursuant to the terms of this paragraph (c).

                  (d) Rights of the Successor and Retiring Agents. Upon the acceptance of any appointment hereunder as Administrative Agent, Collateral Agent or Syndication Agent, as the case may be, by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement.

                  12.08. Relations Among Lenders. Each Lender agrees that it will not take any legal action, nor institute any actions or proceedings, against any Loan Party or any other Loan Party or with respect to any Collateral, without the prior written consent of the Requisite Lenders. Without limiting the generality of the foregoing, no Lender may accelerate or otherwise enforce its portion of the Obligations, except in accordance with Section 11.02(a).

                  12.09. Concerning the Collateral and the Loan Documents. (a) Authority. Subject to the terms and conditions hereof, each Lender authorizes and directs the Collateral Agent to enter into the Loan Documents relating to the Collateral for the benefit of the Lenders. Each Lender agrees that any action taken by any Agent or all Lenders (or, where required by the express terms of this Agreement, a lesser proportion of the Lenders) in accordance with the provisions of this Agreement or the other Loan Documents, and the exercise by any Agent or all Lenders (or, where so required, such lesser proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Without limiting the generality of the foregoing, (i) the Administrative Agent shall have the sole and exclusive right and authority to act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with this Agreement and the Loan Documents relating to the Collateral and (ii) the Collateral Agent shall have the sole and exclusive right and authority to execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by any Loan Party; act as collateral agent for the Lenders for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein; manage, supervise and otherwise deal with the Collateral; take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Loan Documents; and except as may be otherwise specifically restricted by the terms of this Agreement or any other Loan Document, exercise all remedies given to the Collateral Agent or the Lenders with respect to the Collateral under the Loan Documents, applicable law or otherwise.


                  (b) Release of Collateral. (i) Each Lender hereby directs the Collateral Agent to release or to subordinate any Lien held by the Agent for the benefit of the Lenders (A) against all of the Collateral, upon payment in full of the Obligations and termination of this Agreement or (B) against the Collateral sold, assigned, transferred, conveyed or otherwise disposed of pursuant to Sections 9.02(ii), (iii) and (vi) when the Collateral Agent receives a certificate from the Borrowers pursuant to which the Borrowers represent and warrant that the Collateral is being sold, assigned, transferred, conveyed or otherwise disposed of in compliance with Section 9.02(ii), (iii) or (vi).

                  (ii) Each Lender hereby directs the Collateral Agent to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 12.09(b) promptly upon the effectiveness of any such release. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items as Collateral pursuant to this Section 12.09.

                  (iii) Without in any manner limiting the Collateral Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 12.09(b)), each Lender agrees to confirm in writing, upon request by Stellex, the authority to release or subordinate Liens in the Collateral conferred upon the Collateral Agent under Section 12.09(b). So long as no Event of Default or Default is then continuing, upon receipt by the Collateral Agent of any such written confirmation from the Lenders of its authority to release any particular items or types of Collateral, and upon at least five (5) Business Days prior written request by Stellex, the Collateral Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of Lenders herein or pursuant hereto upon such Collateral; provided, that (A) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (B) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrowers in respect of) all interests retained by the Loan Parties all of which shall continue to constitute part of the Collateral.

                  (iv) The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected or insured or has been encumbered or that the Liens granted to the Collateral Agent pursuant to the Loan Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this
Section 12.09 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or in any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given its own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to any Lender unless required to act or refrain from acting upon the instructions of the Lenders and then only in accordance with Section 12.01.


                                 ARTICLE XIII
                                MISCELLANEOUS

                  13.01. Assignments and Participations. (a) Assignments. No assignment or participation of any Lender's rights or obligations under this Agreement and the Notes shall be made except in accordance with this Section
13.01. Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement and the Notes in accordance with the provisions of this Section 13.01.

                  (b) Limitations on Assignments. Each assignment shall be subject to the following conditions: (i) each assignment shall be of a constant, and not a varying, ratable percentage of all of the assigning Lender's rights and obligations in respect of its interest being assigned under this Agreement and its Note and, in the case of a partial assignment, shall be in a minimum principal amount of Five Million Dollars ($5,000,000) except that such limitations shall not apply to an assignment by any Lender of any portion of its rights and obligations to another Lender or an assignment by any Lender of all of its rights or obligations to another Person,
(ii) each such assignment shall be to an Eligible Assignee, and (iii) the parties to each such assignment shall execute and deliver to the Administration Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of Three Thousand Five Hundred Dollars ($3,500); provided, however, any Lender may assign any or all of its rights and obligations under this Agreement to any of its Affiliates without notice to or consent of the Borrowers or the Administrative Agent and without being subject to the foregoing conditions. Upon such execution, delivery, acceptance and recording in the Register, from and after the effective date specified in each Assignment and Acceptance and accepted by the Administrative Agent (which effective date shall not be any earlier than the date on which the Administrative Agent so accepts and records the Assignment and Acceptance in the Register), (x) the assignee thereunder shall, in addition to any rights and obligations hereunder held by it immediately prior to such effective date, if any, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and shall, to the fullest extent permitted by law, have the same rights and benefits hereunder as if it were an original Lender hereunder and (y) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, the assigning Lender shall cease to be a party hereto).

                  (c) The Register. The Administrative Agent shall maintain at its address referred to in Section 13.09 a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an Assignment and Acceptance. The Administrative Agent shall incur no liability of any kind to any Loan Party, any Lender or any other Person with respect to its maintenance of the Register or the recordation of information therein. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice. No assignment shall be effective unless and until the Assignment and

Acceptance has been accepted by the Administrative Agent and registered in the Register.

                  (d) Fee. Upon its receipt of an Assignment and Acceptance executed by the assigning Lender and an Eligible Assignee and a processing and recordation fee of $3500 (payable by the assigning Lender or the assignee, as shall be agreed between them), the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in compliance with this Agreement and in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers and the other Lenders.

                  (e) Participations. Each Lender may sell participations to one or more commercial banks, lending institutions, finance companies, insurance companies, other financial institutions or funds in or to all or a portion of its rights and obligations under and in respect of any and all facilities under this Agreement (including, without limitation, all or a portion of any or all of its Commitments hereunder and the Loans owing to it); provided, however, that
(i) such Lender's obligations under this Agreement (including, without limitation, its Commitments hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (iv) such participant's rights to agree or to restrict such Lender's ability to agree to the modification, waiver or release of any of the terms of the Loan Documents or to the release of any Collateral covered by the Loan Documents, to consent to any action or failure to act by any party to any of the Loan Documents or any of their respective Affiliates, or to exercise or refrain from exercising any powers or rights which any Lender may have under or in respect of the Loan Documents or any Collateral, shall be limited to the right to consent to (A) the increase in the Commitment of the Lender from whom such participant purchased a participation, (B) the reduction of the principal of, or rate or amount of interest on, the Loans subject to such participation (other than by the payment or prepayment thereof), (C) the postponement of any date fixed for any payment of principal of, or interest on, the Loan(s) subject to such participation (except with respect to any modifications of the provisions relating to prepayments of Loans and other Obligations) and (D) the release of any guarantor of the Obligations or all or a substantial portion of the Collateral except as provided in Section 12.09(b).

                  (f) Information Regarding the Borrowers. Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.01, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Lender by any Agent or by or on behalf of the Borrowers; provided that, prior to any such disclosure, such assignee or participant, or proposed assignee or participant, shall agree to preserve in accordance with Section 13.23 the confidentiality of any confidential information described therein.

                  (g) Payment to Participants. Anything in this Agreement to the contrary notwithstanding, in the case of any participation, all amounts payable by the Borrowers under the Loan Documents shall be calculated and made in the manner and to the parties required hereby as if no such participation had been sold.

                  (h) Lenders' Creation of Security Interests. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement and its Notes (including, without limitation, Obligations owing to it and the Notes held by it) in favor of any Federal Reserve Bank of the Federal Reserve Board without notice to or consent of the Borrowers or the Agents.

                  13.02. Relations Among Lenders. Each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrowers with respect to the Obligations or any Collateral, without the prior written consent of Requisite Lenders.

                  13.03. Replacement of Lender. In the event that a Replacement Event occurs and is continuing with respect to any Lender, the Borrowers may designate a Replacement Lender to assume such Lender's Commitment hereunder, to purchase the Loans and participations of such Lender and such Lender's rights hereunder, without recourse to or representation or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid fees owing to such Lender, and upon such assumption, purchase and substitution, and subject to the execution and delivery to the Administrative Agent by the Replacement Lender of documentation satisfactory to the Administrative Agent (pursuant to which such Replacement Lender shall assume the obligations of such original Lender under this Agreement), the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder and such Lender shall no longer be a party hereto or have any rights hereunder provided that the obligations of the Borrowers to such Lender under Section 13.05 hereof with respect to events occurring or obligations arising before such replacement shall survive such replacement.

                  13.04.  Expenses.

                  (a) Generally. The Borrowers agree upon demand to pay, or reimburse each Agent for, all of such Agent's reasonable audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisers, and other consultants and agents) incurred by such Agent in connection with (i) the preparation, negotiation, and execution of this Agreement and the other Loan Documents; (ii) the interpretation of this Agreement (including, without limitation, the satisfaction or attempted satisfaction of any of the conditions set forth in
Article V), the other Loan Documents and the making of the Loans hereunder;
(iii) the creation, perfection or protection of the Liens under the Loan Documents; (iv) the ongoing administration of this Agreement and the Loans, including consultation with attorneys in connection therewith and with respect to such Agent's rights and responsibilities under this Agreement and the other Loan Documents and, to the extent provided under Section 8.06, such Agent's periodic inspections and audits of the Borrowers; (v) the protection, collection or enforcement of any of the Obligations or the enforcement of any of the Loan Documents; (vi) the commencement, defense or intervention in any court proceeding relating in any way to the Obligations, the assets of any Borrower, this Agreement or any of the other Loan Documents; (vii) the response to, and preparation for, any subpoena or request for document production with which such Agent is served or deposition or other proceeding in which such Agent is called to testify, in each case, relating in any way to the Obligations, the assets of any Borrower, this Agreement or any of the other Loan Documents; and (viii) any amendments, consents, waivers, assignments, restatements, or supplements to any of the Loan Documents and the preparation, negotiation, and execution of the same.

                  (b) After Default. The Borrowers further agree to pay or reimburse each Agent and each Lender upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees incurred by such Agent or such Lender after the occurrence of an Event of Default (i) in enforcing any Loan Document or any of the Obligations or any security therefor or exercising or enforcing any other right or remedy available by reason of such Event of Default; (ii) in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding; (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Obligations, the Property, any

Borrower and related to or arising out of the transactions contemplated hereby or by any of the other Loan Documents; and (iv) in taking any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) described in clauses (i) through (iii) above.

                  13.05. Indemnity. The Borrowers further agree to defend, protect, indemnify, and hold harmless each Agent and each of the Lenders and each of their respective Affiliates, and their respective officers, directors, employees, attorneys and agents (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article V) (collectively, the "Indemnitees") from and against any and all liabilities, obligations, losses (other than loss of profits), damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (excluding any taxes and including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of (a) this Agreement, the Notes, the other Loan Documents, or any act, event or transaction related or attendant thereto, the making of the Loans, the management of such Loans, the use or intended use of the proceeds of the Loans, or any of the transactions contemplated by the Loan Documents, or (b) any Liabilities and Costs under federal, state or local environmental, health or safety laws, regulations or common law principles arising from or in connection with the past, present or future operations of any Borrower or any of its predecessors in interest, or, the past, present or future environmental condition of any Property of any Borrower, the presence of asbestos-containing materials at any Property of any Borrower or the Release or threatened Release of any Contaminant into the environment from any Property of any Borrower (collectively, the "Indemnified Matters"); provided, however, the Borrowers shall have no obligation to an Indemnitee hereunder with respect to Indemnified Matters caused by or resulting from the willful misconduct or gross negligence of such Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

                  13.06. Change in Accounting Principles. If any change in the accounting principles used in the preparation of the most recent financial statements referred to in Section 7.01 are hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by Stellex and its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the covenants, standards or terms found in Article IX and Article X, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating compliance with such covenants, standards and terms by Stellex and its Subsidiaries shall be the same after such changes as if such changes had not been made; provided, however, no change in GAAP that would affect the method of calculation of any of the covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Requisite Lenders and Stellex, to so reflect such change in accounting principles.

                  13.07. Setoff. In addition to any Liens granted under the Loan Documents and any rights now or hereafter granted under applicable law, upon the occurrence and during the continuance of any Event of Default, each Lender and any Affiliate of any Lender is hereby authorized by each Borrower at any time and from time to time, without notice to any Person (any such notice being hereby expressly waived) to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured (but not including tax, payroll and trust accounts)) and any other Indebtedness at any time held or owing by such Lender or any of its Affiliates to or for the credit or the account of such Borrower against and on account of the Obligations of the Borrowers to such Lender or any of its Affiliates, including, but not limited to, all Loans and all claims of any nature or description arising out of or in connection with this Agreement or the Notes, irrespective of whether or not (i) such Lender shall have made any demand hereunder or (ii) the Administrative Agent, at the request or with the consent of the Requisite Lenders, shall have declared the principal of and interest on the Loans and other amounts due hereunder and under the Notes to be due and payable as permitted by Article XI and even though such Obligations may be contingent or unmatured. Each Lender agrees that it shall not, without the express consent of the Requisite Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of the Requisite Lenders, exercise its setoff rights hereunder against any accounts of any Borrower now or hereafter maintained with such Lender or any of its Affiliates.

                  13.08. Ratable Sharing. The Lenders agree among themselves that (i) with respect to all amounts received by them which are applicable to the payment of the Obligations (excluding the fees described in Sections 3.03, 3.04 and 4.01(e)) equitable adjustment will be made so that, in effect, all such amounts will be shared among them ratably in accordance with their Pro Rata Shares, whether received by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or cross-action or by the enforcement of any or all of the Obligations (excluding the fees and amounts described in Sections 3.03, 3.04 and 4.01(e)) or the Collateral, (ii) if any of them shall by voluntary payment or by the exercise of any right of counterclaim, setoff, banker's lien or otherwise, receive payment of a proportion of the aggregate amount of the Obligations held by it, which is greater than the amount which such Lender is entitled to receive hereunder, the Lender receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such Obligations owed to the others so that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 13.08 may, to the fullest extent permitted by law, exercise all its rights of payment (including, subject to Section 13.07, the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

                  13.09. Amendments and Waivers. Unless otherwise provided in this Agreement, no amendment or modification of any provision of this Agreement or the Notes shall be effective without the written agreement of the Requisite Lenders and the Borrowers, and no termination or waiver of any provision of this Agreement or the Notes, or consent to any departure by the Borrowers therefrom, shall be effective without the written concurrence of the Requisite Lenders, which the Requisite Lenders shall have the right to grant or withhold in their sole discretion. Notwithstanding the foregoing, any amendment, modification, termination, waiver or consent with respect to any of the following provisions of this Agreement and the Notes shall be effective only by a written agreement, signed by each Lender: (a) waiver of any of the conditions specified in Sections 5.01, 5.02 and 5.03 (except with respect to a condition based upon another provision of this Agreement, the waiver of which requires only the concurrence of the Requisite Lenders), (b) increase in the aggregate amount of the Commitments or the Commitment of any

Lender, (c) reduction of the principal of, rate or amount of interest on the Loans or any fees or other amounts payable to such Lender (other than by the payment or prepayment thereof), (d) postponement of the Commitment Termination Date or any other date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable to such Lender (except with respect to any modifications of the provisions relating to prepayments of Loans and other Obligations), (e) release of all or a substantial portion of the Collateral (except as provided in Section 12.09(b)), (f) amendment of the definition of "Requisite Lenders", or (g) amendment of Section 13.08 or this
Section 13.09. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances. Notwithstanding anything to the contrary contained in this Section 13.09, no amendment, modification, waiver or consent shall affect the rights or duties of the Agents under this Agreement or the other Loan Documents, unless made in writing and signed by the Agents in addition to the Lenders required above to take such action.

                  13.10. Notices. (a) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by courier service or United States certified mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or telex or four (4) Business Days after deposit in the United States mail with postage prepaid and properly addressed. Notices to the Agents pursuant to Articles II, III or XII shall not be effective until received by the Agents. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 13.10) shall be as set forth below each party's name on the signature pages hereof or the signature page of any applicable Assignment and Acceptance, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties to this Agreement.

                  (b) The Borrowers agree to indemnify and hold harmless each Indemnitee from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including, without limitation, reasonable fees and disbursements of counsel to any such Indemnitee) which may be imposed on, incurred by or asserted against any such Indemnitee in any manner relating to or arising out of any action taken or omitted by such Indemnitee in good faith in reliance on any notice or other written communication in the form of a telecopy or facsimile purporting to be from the Borrowers; provided that the Borrowers shall have no obligation under this Section 13.10(b) to an

Indemnitee with respect to any indemnified matter caused by or resulting from the gross negligence or willful misconduct of that Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order.

                  13.11. Survival of Warranties and Agreements. All representations and warranties made herein and all obligations of the Borrowers in respect of taxes, indemnification and expense reimbursement shall survive the execution and delivery of this Agreement and the other Loan Documents, the making and repayment of the Loans and the termination of this Agreement and shall not be limited in any way by the passage of time or occurrence of any event and shall expressly cover time periods when any of the Agents or any of the Lenders may have come into possession or control of any assets of any Borrower.

                  13.12. Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege under this Agreement, the Notes or any of the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement, the Notes and the other Loan Documents are cumulative to and not exclusive of any rights or remedies otherwise available.

                  13.13. Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshall any assets in favor of any Borrower or any other Person or against or in payment of any or all of the Obligations. To the extent that the Borrowers make a payment or payments to the Agents or the Lenders, or any of such Persons receives payment from the proceeds of the Collateral or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  13.14. Independence of Covenants. All covenants here under shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Default if such action is taken or condition exists.

                  13.15. Severability. In case any provision in or obligation under this Agreement, the Notes or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  13.16. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

                  13.17. Governing Law. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  13.18. Limitation of Liability. No claim may be made by any Borrower, any Lender, any Agent or any other Person against any other Agent or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or the Notes or the other Loan Documents, or any act, omission or event occurring in connection therewith; and each Borrower, each other Borrower, each Lender and each Agent hereby waive, release and agree not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  13.19. Successors and Assigns. This Agreement, the Notes and the other Loan Documents shall be binding upon the parties thereto and their respective successors and assigns and shall inure to the benefit of the parties thereto and the successors and permitted assigns of the Lenders. The rights hereunder of the Borrowers, or any interest therein, may not be assigned without the written consent of all Lenders.

                  13.20.  Certain Consents and Waivers.

                  (a) Personal Jurisdiction. (i) EACH OF THE AGENTS, THE LENDERS, THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN

CONNECTION WITH THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE BORROWERS IRREVOCABLY DESIGNATES AND APPOINTS MENTMORE HOLDINGS CORPORATION, AS ITS AGENT (THE "PROCESS AGENT"), WITH AN OFFICE LOCATED AT THE ADDRESS IN NEW YORK, NEW YORK SET FORTH IN THE LETTER DATED AS OF THE DATE HEREOF BETWEEN THE ADMINISTRATIVE AGENT AND THE PROCESS AGENT, FOR SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. EACH OF THE AGENTS, THE LENDERS AND THE BORROWERS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE BORROWERS WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

                  (ii) EACH OF THE BORROWERS AGREES THAT EACH AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST ANY BORROWER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE AGENTS AND THE LENDERS TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF ANY AGENT OR ANY LENDER. EACH OF THE BORROWERS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT

BY ANY AGENT OR ANY LENDER TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ANY AGENT OR ANY LENDER. EACH OF THE BORROWERS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH ANY AGENT OR ANY LENDER MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

                  (b) Service of Process. EACH OF THE BORROWERS IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PROCESS AGENT OR SUCH BORROWER'S NOTICE ADDRESS SPECIFIED BELOW, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH OF THE BORROWERS IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING

PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) Waiver of Jury Trial. EACH OF THE AGENTS, THE LENDERS AND THE BORROWERS IRREVOCABLY WAIVES TRIAL BY JURY IN ANY
ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR
ANY OTHER LOAN DOCUMENT.

                  13.21. Counterparts; Effectiveness; Inconsistencies. This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective against each Borrower, each Lender and each Agent on the date hereof when each such party hereto executes and delivers this Agreement. This Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions hereof are actually inconsistent with the terms and conditions of any other Loan Document, this Agreement shall govern.

                  13.22. Entire Agreement. This Agreement, taken together with all of the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

                  13.23. Confidentiality. The Lenders shall hold all nonpublic information obtained pursuant to the requirements of this Agreement and identified as such by the Borrowers in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a bona fide offeree, transferee or participant in connection with the contemplated transfer or participation or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process and shall require any such offeree, transferee or participant to agree (and require any of its offerees, transferees or participants to agree) to comply with this Section 13.23. In no event shall any Lender be obligated or required to return any materials furnished by the Borrowers; provided, however, each offeree shall be required to agree that if it does not become a transferee or participant it shall return all materials furnished to it by the Borrowers in connection with this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                                         STELLEX INDUSTRIES, INC.



                                         By: /s/ William L. Remley
                                            --------------------------------
                                            Title: Vice Chairman
                                                   -------------------------

                                         KII HOLDING CORP.




                                         By: /s/ William L. Remley
                                            --------------------------------
                                            Title: Vice Chairman
                                                   -------------------------


                                         TSMD ACQUISITION CORP.




                                         By: /s/ William L. Remley
                                            --------------------------------
                                            Title: President
                                                   -------------------------


                                         KII ACQUISITION CORP.




                                         By: /s/ William L. Remley
                                            --------------------------------
                                            Title: Vice Chairman
                                                   -------------------------


                                         STELLEX MICROWAVE SYSTEMS, INC.




                                         By: /s/ William L. Remley
                                            --------------------------------

                                            Title: Vice Chairman
                                                   -------------------------


                                         STELLEX AEROSPACE




                                         By: /s/ William L. Remley
                                            --------------------------------
                                            Title: Vice Chairman
                                                   -------------------------

                                         PARAGON PRECISION PRODUCTS




                                         By: /s/ William L. Remley
                                            --------------------------------
                                            Title: Vice Chairman
                                                   -------------------------


                                         BANDY MACHINING INTERNATIONAL




                                         By: /s/ William L. Remley
                                            --------------------------------
                                            Title: Vice Chairman
                                                   -------------------------


                                         SCANNING ELECTRON ANALYSIS
    LABORATORIES, INC.




                                         By: /s/ William L. Remley
                                            --------------------------------
                                            Title: Vice Chairman
                                                   -------------------------



                                         GENERAL INSPECTION LABORATORIES, INC.




                                         By: /s/ William L. Remley
                                            --------------------------------
                                            Title: Vice Chairman
                                                   -------------------------

                                         Notice address:

                                         c/o Stellex Industries, Inc.
                                         21550 Oxnard Street, Suite 570
                                         Woodland Hills, CA  91367
                                         Attn:  Bradley C. Call, President
                                         Telecopy:  (818) 710-7807

                                         with copies to:

                                         Mentmore Holdings Corporation
                                         1480 Broadway Ave., 13th Floor
                                         New York, NY  10018
                                         Attn:  William L. Remley, President
                                         Telecopy:  (212) 391-1393

                                       and

                                         Winston & Strawn
                                         200 Park Avenue
                                         New York, NY 10166-4193
                                         Attn:  Jonathan Goldstein, Esq.
                                         Telecopy:  (212) 294-4700

                                         SOCIETE GENERALE,
                                           as Administrative Agent



                                         By: /s/ John M. Stack
                                            ---------------------------------
                                            Title: Director
                                                  ---------------------------

                                         Notice address:

                                         Societe Generale
                                         1221 Avenue of the Americas
                                         New York, NY  10020
                                         Attn:  John M. Stack, Director
                                         Telecopy:  (212) 278-6418

                                         Societe Generale
                                         1221 Avenue of the Americas
                                         New York, NY  10020
                                         Attn:  General Counsel

                                         Telecopy:  (212) 278-7432

                                         with copies to:

                                         Sidley & Austin
                                         875 Third Avenue
                                         New York, NY  10022
                                         Attn:  Barbara A. Vrancik, Esq.
                                         Telecopy:  (212) 906-2021

                                         FIRST UNION COMMERCIAL CORPORATION,
                                           as Syndication Agent and
                                           Collateral Agent



                                         By: /s/ Shaun Kelley
                                            ---------------------------------
                                            Title: Vice President
                                                   --------------------------

                                         Notice address:

                                         1970 Chain Bridge Road
                                         Mail Code VA1942
                                         McLean, VA  22102
                                         Attn:  Barbara Boehm
                                         Telecopy:  (703) 760-6019

Revolving Loan                           SOCIETE GENERALE, as Lender
Commitment
--------------

$17,500,000


                                         By: /s/ John M. Stack
Term Loan                                   ---------------------------------
Commitment                                     Title: Director
----------                                           ------------------------

$17,500,000

                                         Notice address:

                                         Societe Generale
                                         1221 Avenue of the Americas
                                         New York, NY  10020
                                         Attn:  John M. Stack, Director

                                         Telecopy:  (212) 278-6418

                                         Societe Generale
                                         1221 Avenue of the Americas
                                         New York, NY  10020
                                         Attn:  General Counsel
                                         Telecopy:  (212) 278-7432

                                         with copies to:

                                         Sidley & Austin
                                         875 Third Avenue
                                         New York, NY  10022
                                         Attn:  Barbara A. Vrancik, Esq.
                                         Telecopy:  (212) 906-2021

Revolving Loan
Commitment
----------
$7,500,000


Term Loan
Commitment
----------
$7,500,000

FIRST UNION COMMERCIAL CORPORATION,
                                           as Lender



                                         By: /s/ Shaun Kelley
                                            ---------------------------------
                                            Title: Vice President
                                                  ---------------------------

                                         Notice address:

                                         1970 Chain Bridge Road
                                         Mail Code VA1942
                                         McLean, VA  22102
                                         Attn:  Barbara Boehm
                                         Telecopy:  (703) 760-6019

                                    EXHIBIT A


                        Form of Assignment and Acceptance


                            ASSIGNMENT AND ACCEPTANCE


           ASSIGNMENT AND ACCEPTANCE dated ____________ __, 199_, between _______________________ (the "Assignor") and __________________________ (the
"Assignee").


                             PRELIMINARY STATEMENTS


     A. Reference is made to the Credit Agreement dated as of October __, 1997 among Stellex Industries, Inc., KII Holding Corp., TSMD Acquisition Corp., KII Acquisition Corp., Stellex Microwave Systems, Inc., Stellex Aerospace, Paragon Precision Products, Bandy Machining International, Scanning Electron Analysis Laboratories, Inc., and General Inspection Laboratories, Inc. (collectively, the "Borrowers", and individually, a "Borrower"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), and Societe Generale, in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and First Union Commercial Corporation, in its capacities as collateral agent and syndication agent for the Lenders (together with the Administrative Agent and the collateral agent, the "Agents") (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings ascribed thereto in the Credit Agreement.

     B. The Assignor is a Lender under the Credit Agreement and desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, on the terms and conditions set forth below, a ___ percent (____%) interest1 in the Assignor's Commitment (the "Assigned Percentage") together with the Assignor's rights and obligations under the Credit Agreement with respect to the Assigned Percentage.

     NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

--------
1 Such percentage shall be in compliance with the minimum principal amount permitted for a partial assignment under Section 13.01(b) of the Credit Agreement.

     1. In consideration of the Assignee's payment to the Assignor of $_____________, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the Assigned Percentage, together with the Assignor's rights and obligations under the Credit Agreement with respect to such Assigned Percentage, including, without limitation, the obligation to make Revolving Loans and Term Loans.

     2. The Assignor (i) represents and warrants that as of the date hereof its Pro Rata Share (without giving effect to assignments thereof which have not yet become effective) is ____% and that such Pro Rata Share multiplied by the aggregate Commitments is equal to $_____________; (ii) represents and warrants that it has legal and beneficial title to the interests being assigned by it hereunder free and clear of any claim adverse to such title; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any of the other Loan Documents, or any other instrument or document furnished pursuant thereto or executed and delivered in connection therewith; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Borrower of its obligations under the Credit Agreement, any other Loan Document or any instrument or document furnished pursuant thereto; and (v) attaches the Revolving Loan Note[s] and the Term Loan Note[s] delivered to it under the Credit Agreement and has requested that the Borrowers exchange such Notes for the following new Notes:

           Revolving Loan
           Note Payable                             Revolving Loan
           to the Order of:                         Note Amount
           ----------------                         -----------

           [Name of Assignor]                       $_________

           [Name of Assignee]                       $_________

           Term Loan
           Note Payable                             Term Loan
           to the Order of:                         Note Amount
           ----------------                         -----------

           [Name of Assignor]                       $_________

           [Name of Assignee]                       $_________



     3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of such other Loan Documents, information, exhibits, reports, projections and forecasts which the Assignee has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it shall have no recourse against the Assignor with respect to any matters relating to the Credit Agreement, any other Loan Document or this Assignment and Acceptance (except with respect to the representations and warranties made by the Assignor in clauses (i) and (ii) of paragraph 2 above); (iv) agrees that it will, independently and without reliance upon any of the Agents, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (v) appoints and authorizes each of the Agents to take such action as Agents on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to each of such Agents, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; (vii) confirms that it is an Eligible Assignee; and (viii) specifies as its address for notices the address set forth beneath its name on the signature page hereof, together with the name and address of its Domestic Lending Office and its Eurodollar Lending Office.

           4. The effective date for this Assignment and Acceptance shall be ___________ __, 199_ (the "Effective Date").2 Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by the

--------
2 Such date shall be at least two (2) Business Days after the date of execution of this Assignment and Acceptance by the Assignor and Assignee.

Administrative Agent and for recording in the Register by the Administrative Agent, together with a processing and recordation fee of $3,500 to be paid to the Administrative Agent by the [Assignor][Assignee]3.

     5. As of the Effective Date, provided that the Administrative Agent accepts this Assignment and Acceptance, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement with respect to the Assigned Percentage.

     6. From and after the Effective Date, provided that the Administrative Agent accepts this Assignment and Acceptance, the Administrative Agent shall make all payments under the Credit Agreement in respect of the Assigned Percentage (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of _________ __, 199_.

                                      [NAME OF ASSIGNOR]


                                      By______________________________
                                        Name:_________________________
                                        Title:________________________

                                      New Pro Rata Share       ______%


                                      New Commitment           $__________


--------

3 Insert applicable selection.

                                      [NAME OF ASSIGNEE]


                                      By______________________________
                                        Name:_________________________
                                        Title:________________________

                                      Notice Address and
                                      Domestic Lending Office:


                                      Eurodollar Lending Office:


                                      Pro Rata Share           ______%


                                      Commitment               $____________

Agreed to and accepted this ___

day of ___________, 199_

SOCIETE GENERALE, as Administrative Agent


By____________________________

Each of the undersigned Borrowers hereby confirms its acceptance of the Assignee as an Eligible Assignee.


                                      STELLEX INDUSTRIES, INC.


                                      By____________________________
                                        Name:
                                        Title:
                                      KII HOLDING CORP.


                                      By____________________________
                                        Name:
                                        Title:


                                      TSMD ACQUISITION CORP.


                                      By____________________________
                                        Name:
                                        Title:

                                      KII ACQUISITION CORP.


                                      By____________________________
                                        Name:
                                        Title:


                                      STELLEX MICROWAVE SYSTEMS, INC.


                                      By____________________________
                                        Name:
                                        Title:



                                      STELLEX AEROSPACE



                                      By____________________________
                                        Name:
                                        Title:


                                      PARAGON PRECISION PRODUCTS


                                      By____________________________
                                        Name:
                                        Title:


                                      BANDY MACHINING INTERNATIONAL


                                      By____________________________
                                        Name:
                                        Title:


                                      SCANNING ELECTRON ANALYSIS
                                      LABORATORIES, INC.


                                      By____________________________
                                        Name:
                                        Title:

                                      GENERAL INSPECTION
                                      LABORATORIES, INC.


                                      By____________________________
                                        Name:
                                        Title:

                                    EXHIBIT B


                       Form of Borrowing Base Certificate


                           BORROWING BASE CERTIFICATE

To: Societe Generale, in its capacity as administrative agent (the "Administrative Agent") and First Union Commercial Corporation, in its capacity as collateral agent (the "Collateral Agent") for the Lenders (as defined below) under that certain Credit Agreement dated as of October 31, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Stellex Industries, Inc., KII Holding Corp., TSMD Acquisition Corp., KII Acquisition Corp., Stellex Microwave Systems, Inc., Stellex Aerospace, Paragon Precision Products, Bandy Machining International, Scanning Electron Analysis Laboratories, Inc., and General Inspection Laboratories, Inc. (each individually, a "Borrower", and collectively, the "Borrowers"), the financial institutions from time to time party thereto (the "Lenders"), the Administrative Agent, the Collateral Agent, and First Union Commercial Corporation, as syndication agent.

     Pursuant to the provisions of the Credit Agreement, the undersigned hereby certifies that:

     1. I am the duly [elected] [appointed], qualified and acting [Chief Financial Officer]1 of Stellex Industries, Inc.

     2. Unless otherwise defined herein, terms are used herein as defined in the Credit Agreement.

     3. The information set forth below with respect to Inventory and Receivables of the Borrowers as of the close of business on ________________ is true, accurate and complete.

     A. Inventory

                    Total Inventory:                         __________________
(less)              non-Eligible Inventory:                  __________________
equals              [Eligible Inventory:                     __________________]

                               [--------------------
                                --------------------
                                --------------------]

--------
1 Insert title if being delivered by other office or member of management of Stellex Industries, Inc. with significant responsibility for its financial affairs.

        50% of Eligible Inventory:    __________________ ("T1")

     B. Receivables

                    Total Receivables:                       __________________
(less)              [non-Eligible Receivables:               __________________]

                               [--------------------
                                --------------------
                                --------------------]

equals              Eligible Receivables:                    __________________

                    85% of Eligible Receivables:  __________________ ("T2")

     C. Borrowing Base (preliminary calculation)

                    Sum of T1 plus T2 (from above):  _______________

     4. I hereby certify that the information contained in this certificate is true, complete and accurate, and acknowledge that the preliminary calculation of the Borrowing Base is an accurate calculation and is based on the information contained in this certificate.

                                                    STELLEX INDUSTRIES, INC.


                                                    By:_______________________
                                                       Name:

                                    EXHIBIT C


                           Form of Notice of Borrowing


                               NOTICE OF BORROWING


To: Societe Generale, in its capacity as administrative agent (with its successors in such capacity, the "Administrative Agent") for the Lenders (as defined below) under the Credit Agreement dated as of October __, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement")1 among Stellex Industries, Inc., a Delaware corporation, KII Holding Corp., a Delaware corporation, TSMD Acquisition Corp., a Delaware corporation, KII Acquisition Corp., a Delaware corporation, Stellex Microwave Systems, Inc., a California corporation, Stellex Aerospace, a California corporation, Paragon Precision Products, a California corporation, Bandy Machining International, a California corporation, Scanning Electron Analysis Laboratories, Inc., a California corporation, and General Inspection Laboratories, Inc., a California corporation (collectively, the "Borrowers", and individually, a "Borrower"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), First Union Commercial Corporation, in its capacities as collateral agent and syndication agent for the Lenders, and the Administrative Agent.

     Pursuant to Section [2.01(b)][2.02(b)] of the Credit Agreement, this Notice of Borrowing (this "Notice") represents the request of all of the Borrowers to borrow on [the date hereof] [_______________, 199__ ](the "Funding Date")from the Lenders the principal amount of [Revolving Loans]2 [Term Loans]3

--------
1 Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Notice.

2 For Borrowings of Revolving Loans, a Notice of Borrowing must be given (i) no later than 12:00 P.M. (New York time) on the proposed Funding Date, in the case of a Borrowing consisting of Base Rate Loans, and (ii) no later than 12:00 P.M. (New York time) at least two (2) Business Days in advance of the proposed Funding Date, in the case of a Borrowing consisting of Eurodollar Rate Loans.

3 The request to borrow Term Loans must be given no later than 12:00 P.M. (New York time) at least one (1) Business Day in advance of the proposed Funding Date.

of $______________ as [Base Rate Loans] [Eurodollar Rate Loans]4. [The Interest

Period for such Eurodollar Rate Loans is requested to be a [one, two, three, or six] month period.] Proceeds of such Loans are to be deposited on the Funding Date into the [insert name of appropriate account]. [The Availability as of the date hereof is $_____________.]5

     Each of the undersigned certifies that as of the Funding Date all of the conditions precedent contained in [Sections 5.01,]6 5.02 [and 5.03]7 of the Credit Agreement have been satisfied (or waived pursuant to Section 13.09 of the Credit Agreement) and that all representations and warranties of the Borrowers set forth in Section 6.01 of the Credit Agreement and the other Loan Documents are true and correct in all material respects on the Funding Date (other than representations and warranties which expressly speak as of another date).




Dated this ___ day of ___________, 199_.


                                            STELLEX INDUSTRIES, INC.


                                            By:_________________________________
                                               Title:___________________________




                                KII HOLDING CORP.

--------

4 Term Loans may only be made as Base Rate Loans but may be converted to Eurodollar Rate Loans pursuant to Section 4.01(c) of the Credit Agreement.

5    To be used for Revolving Loans.

6    To be used for Loans to be made on the Closing Date.

7    To be used for Term Loans.

                                            By:_________________________________
                                               Title:___________________________





                                  TSMD ACQUISITION CORP.



                                            By:_________________________________
                                               Title:___________________________





                                  KII ACQUISITION CORP.


                                            By:_________________________________
                                               Title:___________________________





                                  STELLEX MICROWAVE SYSTEMS, INC.


                                            By:_________________________________
                                               Title:___________________________





                                  STELLEX AEROSPACE


                                            By:_________________________________
                                               Title:___________________________



                                  PARAGON PRECISION PRODUCTS

                                            By:_________________________________
                                               Title:___________________________


                                  BANDY MACHINING INTERNATIONAL


                                            By:_________________________________
                                               Title:___________________________



                                  SCANNING ELECTRON ANALYSIS
                                    LABORATORIES, INC.


                                            By:_________________________________
                                               Title:___________________________


                                  GENERAL INSPECTION LABORATORIES, INC.


                                            By:_________________________________
                                               Title:___________________________

                                    EXHIBIT D


                    Form of Notice of Conversion/Continuation


To: Societe Generale, in its capacity as administrative agent (with its successors in such capacity, the "Administrative Agent") for the Lenders (as defined below) under the Credit Agreement dated as of October __, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Stellex Industries, Inc., a Delaware corporation, KII Holding Corp., a Delaware corporation, TSMD Acquisition Corp., a Delaware corporation, KII Acquisition Corp., a Delaware corporation, Stellex Microwave Systems, Inc., a California corporation, Stellex Aerospace, a California corporation, Paragon Precision Products, a California corporation, Bandy Machining International, a California corporation, Scanning Electron Analysis Laboratories, Inc., a California corporation, and General Inspection Laboratories, Inc., a California corporation (collectively, the "Borrowers", and individually, a "Borrower"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), First Union Commercial Corporation, in its capacities as collateral agent and syndication agent for the Lenders, and the Administrative Agent.

     Pursuant to Section 4.01(c)(ii) of the Credit Agreement, this Notice of Conversion/Continuation (this "Notice") represents the election of the Borrowers to:

     [1. Convert $_____________1 in aggregate principal amount of Base Rate Loans to Eurodollar Rate Loans on __________________, 199_.2 The initial Interest Period for such Eurodollar Rate Loans is requested to be a [one, two, three or six] month period.]

--------

1/Must be in a principal amount of at least $500,000 and in integral multiples of $100,000 in excess of that amount.

2/Must be a Business Day at least two (2) Business Days following the Business Day on which the Notice of Conversion/Continuation is delivered to the Administrative Agent.

     [2. Convert $_____________ in aggregate principal amount of outstanding Eurodollar Rate Loans to Base Rate Loans on __________________, 199__.3]

     [3. Continue as Eurodollar Rate Loans $________________4 in aggregate principal amount of Revolving Loans consisting of Eurodollar Rate Loans with a current Interest Period ending ________________, 199__. The succeeding Interest

Period for such Eurodollar Rate Loans is requested to be a [one, two, three or six] month period.]

     [Each of the Borrowers hereby certifies that (i) the proposed [continuation] [conversion] would not violate any provisions of Section 4.02 of the Credit Agreement, (ii) no Event of Default would occur or has occurred and is continuing under the Credit Agreement and (iii) all representations and warranties of the Borrowers set forth in Section 6.01 of the Credit Agreement and the other Loan Documents are and will be true and correct in all material respects on the date of the proposed [continuation] [conversion] (other than representations and warranties which expressly speak as of the Closing Date).]5


--------

3/Must be a Business Day at least two (2) Business Days following the Business Day on which the Notice of Conversion/Continuation is delivered to the Administrative Agent. Must also be the date of expiration of the relevant Interest Period[s].

4/Must be a Business Day at least two (2) Business Days following the Business Day on which the Notice of Conversion/Continuation is delivered to the Administrative Agent. Must also be in a principal amount of at least $500,000 and in integral multiples of $100,000 in excess of that amount.

5/To be used for continuations of, and conversions into, Eurodollar Rate Loans.

     Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Notice.

Dated this ____ day of ______________, 199__.



                                       STELLEX INDUSTRIES, INC.



                                           By:_______________________________
                                              Title:_________________________


                                       KII HOLDING CORP.


                                           By:_______________________________
                                              Title:_________________________


                                       TSMD ACQUISITION CORP.




                                           By:_______________________________
                                              Title:_________________________


                                       KII ACQUISITION CORP.



                                           By:_______________________________
                                              Title:_________________________


                                       STELLEX MICROWAVE SYSTEMS, INC.



                                           By:_______________________________
                                              Title:_________________________

                                       STELLEX AEROSPACE



                                           By:_______________________________
                                              Title:_________________________


                                       PARAGON PRECISION PRODUCTS



                                           By:_______________________________
                                              Title:_________________________


                                       BANDY MACHINING INTERNATIONAL



                                           By:_______________________________
                                              Title:_________________________



                                       SCANNING ELECTRON ANALYSIS
                                         LABORATORIES, INC.



                                           By:_______________________________
                                              Title:_________________________



                                       GENERAL INSPECTION LABORATORIES, INC.



                                           By:_______________________________
                                              Title:_________________________

                                   EXHIBIT E

                                  $50,000,000

                            SECURED CREDIT FACILITY

                                      to

                           STELLEX INDUSTRIES, INC.
                               KII HOLDING CORP.
                            TSMD ACQUISITION CORP.
                             KII ACQUISITION CORP.
                        STELLEX MICROWAVE SYSTEMS, INC.
                               STELLEX AEROSPACE
                          PARAGON PRECISION PRODUCTS
                         BANDY MACHINING INTERNATIONAL
                 SCANNING ELECTRON ANALYSIS LABORATORIES, INC.
                     GENERAL INSPECTION LABORATORIES, INC.


                          LIST OF CLOSING DOCUMENTS(1)


A. Loan Documents

1. Credit Agreement, dated as of October 31, 1997 (the "Agreement") among STELLEX INDUSTRIES, INC., a Delaware corporation, KII HOLDING CORP., a Delaware corporation, TSMD ACQUISITION CORP., a Delaware corporation, KII ACQUISITION CORP., a Delaware corporation, STELLEX MICROWAVE SYSTEMS, INC., a California corporation, STELLEX AEROSPACE, a California corporation, PARAGON PRECISION PRODUCTS, a California corporation, BANDY MACHINING INTERNATIONAL, a California corporation, SCANNING ELECTRON ANALYSIS LABORATORIES, INC., a California corporation, and GENERAL INSPECTION LABORATORIES, INC., a California corporation (collectively, the "Borrowers", and individually, a "Borrower"), the financial institutions from time to time parties thereto, whether by execution of this Agreement or an Assignment and Acceptance (the "Lenders"), SOCIETE GENERALE ("SocGen"), in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and FIRST UNION COMMERCIAL CORPORATION, in its capacity as collateral agent (the "Collateral Agent") and syndication agent (the "Syndication Agent", collectively, with the Administrative Agent and the Collateral Agent the "Agents"), evidencing a secured credit facility to be made available to the Borrowers of up to $50,000,000 with the Exhibits and Schedules listed below attached thereto:

--------
1 Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Agreement.

                                                     EXHIBITS

Exhibit A                  --       Form of Assignment and Acceptance
Exhibit B                  --       Form of Borrowing Base Certificate
Exhibit C                  --       Form of Notice of Borrowing
Exhibit D                  --       Form of Notice of Conversion/Continuation
Exhibit E                  --       List of Closing Documents
Exhibit F-1                --       Form of Revolving Loan Note
Exhibit F-2                --       Form of Term Loan Note
Exhibit G                  --       Form of Officer's Certificate
Exhibit H                  --       Form of Compliance Certificate
Exhibit I                  --       Form of Replacement Certificate
Exhibit J                  --       Form of Guaranty
Exhibit K                  --       Form of Cash Collateral Pledge Agreement
Exhibit L                  --       Form of Security Agreement
Exhibit M                  --       Form of Pledge Agreement
Exhibit N                  --       Form of Patent Security Agreement

                                                     SCHEDULES

Schedule 1.01(A)           --       Permitted Existing Indebtedness
Schedule 1.01(B)           --       Permitted Existing Liens
Schedule 1.05              --       Knowledge
Schedule 5.01(A)           --       Consents to be Obtained
Schedule 5.03(A)           --       Representations and Warranties
Schedule 5.03(B)           --       Covenants
Schedule 6.01(C)           --       Ownership
Schedule 6.01(D)           --       No Conflict
Schedule 6.01(E)           --       Governmental Consents to be Sought
Schedule 6.01(J)           --       Litigation; Adverse Effects
Schedule 6.01(L)           --       Payment of Taxes
Schedule 6.01(P)           --       Environmental Matters
Schedule 6.01(Q)           --       ERISA Matters
Schedule 6.01(U)           --       Governmental Permits
Schedule 6.01(W)           --       Insurance
Schedule 6.01(Z)           --       Bank Accounts
Schedule 8.12              --       Post-Closing Matters

                  2. Revolving Loan Notes made by the Borrowers in favor of each Lender in the principal amount of such Lender's Revolving Loan Commitment.

                  3. Term Loan Notes made by the Borrowers in favor of each Lender in the principal amount of such Lender's Term Loan Commitment.

                  B.       Collateral Documents

                  4. Guaranty made by the Borrowers in favor of the Agents and the Lenders, pursuant to which each Borrower guaranties the obligations of each other Borrower under the Agreement and under such Guaranty.

                  5. Contribution Agreement executed by each Loan Party in favor of each other Loan Party.

                  6. Security Agreement executed by Stellex Industries, Inc. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which Stellex Industries, Inc. grants to the Collateral Agent a security interest in all of its personal property.

                  7. Security Agreement executed by KII Holding Corp. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which KII Holding Corp. grants to the Collateral Agent a security interest in all of its personal property.

                  8. Security Agreement executed by TSMD Acquisition Corp. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which TSMD Acquisition Corp. grants to the Collateral Agent a security interest in all of its personal property.

                  9. Security Agreement executed by KII Acquisition Corp. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which KII Acquisition Corp. grants to the Collateral Agent a security interest in all of its personal property.

                  10. Security Agreement executed by Stellex Microwave Systems, Inc. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which Stellex Microwave Systems, Inc. grants to the Collateral Agent a security interest in all of its personal property.

                  11. Security Agreement executed by Stellex Aerospace in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which Stellex Aerospace grants to the Collateral Agent a security interest in all of its personal property.

                  12. Security Agreement executed by Paragon Precision Products in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which Paragon Precision Products grants to the Collateral Agent a security interest in all of its personal property.

                  13. Security Agreement executed by Bandy Machining International in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which Bandy Machining International grants to the Collateral Agent a security interest in all of its personal property.


                  14. Security Agreement executed by Scanning Electron Analysis Laboratories, Inc. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which Scanning Electron Analysis Laboratories, Inc.
grants to the Collateral Agent a security interest in all of its personal property.

                  15. Security Agreement executed by General Inspection Laboratories, Inc. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which General Inspection Laboratories, Inc. grants to the Collateral Agent a security interest in all of its personal property.

                  16. Patent Security Agreement executed by Stellex Microwave Systems, Inc. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which Stellex Microwave Systems, Inc. grants to the Collateral Agent a security interest in all of its patents and patent licenses.

                  17. Patent Security Agreement executed by TSMD Acquisition Corp. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders, and the other Holders, pursuant to which TSMD Acquisition Corp. grants to the Collateral Agent a security interest in all of its patents and patent licenses.

                  18. Cash Collateral Pledge Agreement executed by each of the Borrowers in favor of the Collateral Agent, for the benefit of the Agents, the Lenders and the other Holders, evidencing the pledge of the Cash Collateral Account.

                  19. Pledge Agreement executed by Stellex Industries, Inc. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders and the other Holders, evidencing the pledge of (i) all the promissory notes held by Stellex Industries, Inc., together with such original promissory notes duly endorsed and in transferable form; and (ii) all the issued and outstanding capital stock of KII Holding Corp. owned by Stellex Industries, Inc. and all the issued and outstanding capital stock of TSMD Acquisition Corp., together with stock certificates and appropriate stock powers undated and endorsed in blank.

                  20. Pledge Agreement executed by TSMD Acquisition Corp. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders and the other Holders, evidencing the pledge of all the issued and outstanding capital stock of Stellex Microwave Systems, Inc., together with stock certificates and appropriate stock powers undated and endorsed in blank.


                  21. Pledge Agreement executed by KII Holding Corp. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders and the other Holders, evidencing the pledge of all the issued and outstanding capital stock of KII Acquisition Corp., together with stock certificates and appropriate stock powers undated and endorsed in blank.

                  22. Pledge Agreement executed by KII Acquisition Corp. in favor of the Collateral Agent, for the benefit of the Agents, the Lenders and the other Holders, evidencing the pledge of all the issued and outstanding capital stock of Stellex Aerospace, together with stock certificates and appropriate stock powers undated and endorsed in blank.

                  23. Pledge Agreement executed by Stellex Aerospace in favor of the Collateral Agent, for the benefit of the Agents, the Lenders and the other Holders, evidencing the pledge of all the issued and outstanding stock of Bandy Machining International, Scanning Electron Analysis Laboratories, Inc. and General Inspection Laboratories, Inc., together with stock certificates and appropriate stock powers undated and endorsed in blank.

                  24.      Consent of Watkins-Johnson Company

                  25. UCC Lien Search Reports of filings against each Borrower in the offices with respect to each set forth on Schedule I hereto.

                  26. Tax Lien and Judgment Search Reports relating to each Borrower in the offices with respect to each set forth on Schedule I hereto.

                  27. UCC-1 Financing Statements (the "UCC-1 Financing Statements") to be filed against each Borrower in the offices with respect to each set forth on Schedule III hereto.

                  28. UCC-3 Termination Statements (the "UCC-3 Termination Statements") to be filed with respect to each of KII Acquisition Corp., KII Holding Corp., Kleinert Industries, Inc., Paragon Precision Products, Bandy Machining International, Scanning Electron Analysis Laboratories, Inc., and General Inspection Laboratories, Inc. in the offices with respect to each set forth on Schedule II hereto.

                  29. Loss Payable Endorsement(s) relating to insurance policies covering the Collateral (with insurance certificate(s) attached).

                  C.       Corporate Documents

                  30. Certificate of Incorporation of Stellex Industries, Inc.

together with all amendments thereto certified by the Secretary of State of Delaware and Good Standing Certificates for Stellex Industries, Inc. from the appropriate offices of the states set forth on Schedule IV hereto under the heading "Stellex Industries, Inc. Good Standing Certificates".

                  31. Certificate of Incorporation of KII Holding Corp. together with all amendments thereto certified by the Secretary of State of Delaware and Good Standing Certificates for KII Holding Corp. from the appropriate offices of the states set forth on Schedule IV hereto under the heading "KII Holding Corp.
Good Standing Certificates".

                  32. Certificate of Incorporation of TSMD Acquisition Corp. together with all amendments thereto certified by the Secretary of State of Delaware and Good Standing Certificates for
TSMD Acquisition Corp. from the appropriate offices of the states set forth on Schedule IV hereto under the heading "TSMD
Acquisition Corp. Good Standing Certificates".

                  33. Certificate of Incorporation of KII Acquisition Corp. together with all amendments thereto certified by the Secretary of State of Delaware and Good Standing Certificates for
KII Acquisition Corp. from the appropriate offices of the states set forth on Schedule IV hereto under the heading "KII
Acquisition Corp. Good Standing Certificates".

                  34. Certificate of Incorporation of Stellex Microwave Systems, Inc. together with all amendments thereto certified by the Secretary of State of California and Good Standing Certificates for Stellex Microwave Systems, Inc. from the appropriate offices of the states set forth on Schedule IV hereto under the heading "Stellex Microwave Systems, Inc. Good Standing Certificates".

                  35. Certificate of Incorporation of Stellex Aerospace together with all amendments thereto certified by the Secretary of State of California and Good Standing Certificates for Stellex Aerospace from the appropriate offices of the states set forth on Schedule IV hereto under the heading "Stellex Aerospace Good Standing Certificates".

                  36. Certificate of Incorporation of Paragon Precision Products together with all amendments thereto certified by the Secretary of State of California and Good Standing Certificates for Paragon Precision Products from the appropriate offices of the states set forth on Schedule IV hereto under the heading "Paragon Precision Products Good Standing Certificates".


                  37. Certificate of Incorporation of Bandy Machining International together with all amendments thereto certified by the Secretary of State of California and Good Standing Certificates for Bandy Machining International from the appropriate offices of the states set forth on Schedule IV hereto under the heading "Bandy Machining International Good Standing Certificates".

                  38. Certificate of Incorporation of Scanning Electron Analysis Laboratories, Inc. together with all amendments thereto certified by the Secretary of State of California and Good
Standing Certificates for Scanning Electron Analysis
Laboratories, Inc. from the appropriate offices of the states set forth on Schedule IV hereto under the heading "Scanning Electron
Analysis Laboratories, Inc. Good Standing Certificates".

                  39. Certificate of Incorporation of General Inspection Laboratories, Inc. together with all amendments thereto certified by the Secretary of State of California and Good Standing Certificates for General Inspection Laboratories, Inc. from the appropriate offices of the states set forth on Schedule IV hereto under the heading "General Inspection Laboratories, Inc. Good Standing Certificates".

                  40. Certificate of the Secretary of Stellex Industries, Inc., certifying, among other things, (i) resolutions of the Board of Directors authorizing the Agreement, the Notes and the Loan Documents to which it is a party, (ii) the names and signatures of the officers of the Company authorized on behalf of such company to execute the Agreement, the Notes and the Loan Documents to which it is a party and the other instruments and documents to be executed and delivered on behalf of such company, (iii) that attached thereto is a true and correct copy of the Bylaws of such company as in effect on the date of such certification, and (iv) that there have been no changes in the Certificate of Incorporation of such company since the date of the most recent certification thereof by the Secretary of State of Delaware.

                  41. Certificate of the Secretary of KII Holding Corp., certifying, among other things, (i) resolutions of the Board of Directors authorizing the Agreement, the Notes and the Loan Documents to which it is a party, (ii) the names and signatures of the officers of the Company authorized on behalf of such company to execute the Agreement, the Notes and the Loan Documents to which it is a party and the other instruments and documents to be executed and delivered on behalf of such company, (iii) that attached thereto is a true and correct copy of the Bylaws of such company as in effect on the date of such certification, and (iv) that there have been no changes in the Certificate of Incorporation of such company since the date of the most recent certification thereof by the Secretary of State of Delaware.


                  42. Two Certificates of the Secretary of TSMD Acquisition Corp., the first such certificate certifying, among other things, (i) resolutions of the Board of Directors authorizing the Agreement, the Notes and the Loan Documents to which it is a party, (ii) the names and signatures of the officers of the Company authorized on behalf of such company to execute the Agreement, the Notes and the Loan Documents to which it is a party and the other instruments and documents to be executed and delivered on behalf of such company, (iii) that attached thereto is a true and correct copy of the By-laws of such company as in effect on the date of such certification, and (iv) that there have been no changes in the Certificate of Incorporation of such company since the date of the most recent certification thereof by the Secretary of State of Delaware, and the second such certificate certifying resolutions of the Board of Directors authorizing the Watkins-Johnson Acquisition Agreement and the transaction contemplated thereby.

                  43. Certificate of the Secretary of KII Acquisition Corp., certifying, among other things, (i) resolutions of the Board of Directors authorizing the Agreement, the Notes and the Loan Documents to which it is a party, (ii) the names and signatures of the officers of the Company authorized on behalf of such company to execute the Agreement, the Notes and the Loan Documents to which it is a party and the other instruments and documents to be executed and delivered on behalf of such company, (iii) that attached thereto is a true and correct copy of the Bylaws of such company as in effect on the date of such certification, and (iv) that there have been no changes in the Certificate of Incorporation of such company since the date of the most recent certification thereof by the Secretary of State of Delaware.

                  44. Two Certificates of the Secretary of Stellex Microwave Systems, Inc., the first such certificate certifying, among other things, (i) resolutions of the Board of Directors authorizing the Agreement, the Notes and the Loan Documents to which it is a party, (ii) the names and signatures of the officers of the Company authorized on behalf of such company to execute the Agreement, the Notes and the Loan Documents to which it is a party and the other instruments and documents to be executed and delivered on behalf of such company, (iii) that attached thereto is a true and correct copy of the By-laws of such company as in effect on the date of such certification, and (iv) that there have been no changes in the Certificate of Incorporation of such company since the date of the most recent certification thereof by the Secretary of State of California, and the second such certificate certifying resolutions of the Board of Directors authorizing the Watkins-Johnson Acquisition Agreement and the transaction contemplated thereby.

                  45. Certificate of the Secretary of Stellex Aerospace, certifying, among other things, (i) resolutions of the Board of Directors authorizing the Agreement, the Notes and the Loan Documents to which it is a party, (ii) the names and signatures of the officers of the Company authorized on behalf of such company to execute the Agreement, the Notes and the Loan Documents to which it is a party and the other instruments and documents to be executed and delivered on behalf of such company, (iii) that attached thereto is a true and correct copy of the Bylaws of such company as in effect on the date of such certification, and (iv) that there have been no changes in the

Certificate of Incorporation of such company since the date of the most recent certification thereof by the Secretary of State of California.

                  46. Certificate of the Secretary of Paragon Precision Products, certifying, among other things, (i) resolutions of the Board of Directors authorizing the Agreement, the Notes and the Loan Documents to which it is a party, (ii) the names and signatures of the officers of the Company authorized on behalf of such company to execute the Agreement, the Notes and the Loan Documents to which it is a party and the other instruments and documents to be executed and delivered on behalf of such company, (iii) that attached thereto is a true and correct copy of the Bylaws of such company as in effect on the date of such certification, and (iv) that there have been no changes in the Certificate of Incorporation of such company since the date of the most recent certification thereof by the Secretary of State of California.

                  47. Certificate of the Secretary of Bandy Machining International, certifying, among other things, (i) resolutions of the Board of Directors authorizing the Agreement, the Notes and the Loan Documents to which it is a party, (ii) the names and signatures of the officers of the Company authorized on behalf of such company to execute the Agreement, the Notes and the Loan Documents to which it is a party and the other instruments and documents to be executed and delivered on behalf of such company, (iii) that attached thereto is a true and correct copy of the Bylaws of such company as in effect on the date of such certification, and (iv) that there have been no changes in the Certificate of Incorporation of such company since the date of the most recent certification thereof by the Secretary of State of California.

                  48. Certificate of the Secretary of Scanning Electron Analysis Laboratories, Inc., certifying, among other things, (i) resolutions of the Board of Directors authorizing the Agreement, the Notes and the Loan Documents to which it is a party, (ii) the names and signatures of the officers of the Company authorized on behalf of such company to execute the Agreement, the Notes and the Loan Documents to which it is a party and the other instruments and documents to be executed and delivered on behalf of such company, (iii) that attached thereto is a true and correct copy of the By-laws of such company as in effect on the date of such certification, and (iv) that there have been no changes in the Certificate of Incorporation of such company since the date of the most recent certification thereof by the Secretary of State of California.


                  49. Certificate of the Secretary of General Inspection Laboratories, Inc., certifying, among other things, (i) resolutions of the Board of Directors authorizing the Agreement, the Notes and the Loan Documents to which it is a party, (ii) the names and signatures of the officers of the Company authorized on behalf of such company to execute the Agreement, the Notes and the Loan Documents to which it is a party and the other instruments and documents to be executed and delivered on behalf of such company, (iii) that attached thereto is a true and correct copy of the By-laws of such company as in effect on the date of such certification, and (iv) that there have been no changes in the Certificate of Incorporation of such company since the date of the most recent certification thereof by the Secretary of State of California.

                  D.       Opinions

                  50. Opinion of counsel for the Borrowers, Winston & Strawn, addressed to the Agents and the Lenders.

                  51. Opinion of the following Local Counsel for the Borrowers in respect of personal property matters, addressed to the Agents and the
Lenders:

                           a.   California

                  52. Opinion of Murray Devine & Co. addressed to the Agents and the Lenders concerning the solvency of each Borrower after giving effect to the transactions contemplated by the Transaction Documents.


                  E.       Acquisition Documents

                  53. a copy of the Stock Purchase Agreement, dated as of August 29, 1997 by and among TSMD Acquisition Corp., Watkins- Johnson Company and Stellex Microwave Systems, Inc. (formerly known as W-J TSMC, Inc., together with all schedules thereto, certified as a true and complete copy by an officer of Stellex Industries, Inc.

                  F.       Subordinated Note Documents


                  54. a copy of the Subordinated Note Indenture, together with all schedules and exhibits thereto, certified as a true and complete copy by an officer of Stellex Industries, Inc.

                  G.       Other Agreements



                  55.      a copy of the Management Participation Agreement.

                  56.      a copy of the Management Agreement.

                  57. a copy of the Tax Allocation and Indemnity Agreement dated as of October 31, 1997 among Stellex Industries,
Inc. and its Subsidiaries named therein.

                  H.       Miscellaneous

                  58. Publication Consent executed by each Borrower.

                  59. Notice of Borrowing for the Loans to be advanced on the Closing Date.

                  60. Letter from Process Agent, Mentmore Holdings Corporation, accepting an appointment in New York as agent for service for service of process for each Borrower.

                  61. Insurance Certificates or other insurance information satisfactory to the Collateral Agent.

                  62.      Borrowing Base Certificate.

                  63. Funds Flow Memorandum outlining the flow of funds to occur on the Closing Date.

                  64. Certificate of the Chief Financial Officer certifying as to pro-forma consolidated balance sheets of Stellex Industries, Inc. and its Subsidiaries as of June 30, 1997 with adjustments as of the Closing Date, giving effect to the transactions contemplated in the Transaction Documents.

                  65. Officer's Certificate of Stellex Industries, Inc. setting forth the names of persons authorized to request Loans.

                  G.       Postclosing Matters

                  66. Post-Closing Lien Search Reports of filings against each Borrower in the offices with respect to each set forth on Schedule V hereto.

                                  SCHEDULE I

                            Jurisdictions Searched


STELLEX INDUSTRIES, INC.

California
Secretary of State                                        UCC, TL, PSJ
Los Angeles County                                        UCC, FF, TL, PSJ


STELLEX HOLDING CORP.

California
Secretary of State                                        UCC


KII HOLDING CORP.

New York
Secretary of State                                        UCC, TL, PSJ
New York County                                           UCC, FF, TL, PSJ


TSMD ACQUISITION CORP.

California
Secretary of State                                        UCC, TL, PSJ
Santa Clara County                                        UCC, FF, TL, PSJ


KII ACQUISITION CORP.

California
Secretary of State                                        UCC, TL, PSJ
Los Angeles County                                        UCC, FF, TL, PSJ


W-J TSMD Inc. (now known as Stellex Microwave Systems, Inc.)

California
Secretary of State                                        UCC, TL, PSJ
Santa Clara County                                        UCC, FF, TL, PSJ


STELLEX AEROSPACE

California

Secretary of State                                        UCC, TL, PSJ
Los Angeles County                                        UCC, FF, TL, PSJ

RICHARDSON X-RAY, INC.

California
Secretary of State                                        UCC


PARAGON PRECISION PRODUCTS

California
Secretary of State                                        UCC, TL, PSJ
Los Angeles County                                        UCC, FF, TL, PSJ


BANDY MACHINING INTERNATIONAL

California
Secretary of State                                        UCC, TL, PSJ
Los Angeles County                                        UCC, FF, TL, PSJ


SCANNING ELECTRON ANALYSIS LABORATORIES, INC.

California
Secretary of State                                        UCC, TL, PSJ
Los Angeles County                                        UCC, FF, TL, PSJ


GENERAL INSPECTION LABORATORIES, INC.

California
Secretary of State                                        UCC, TL, PSJ
Los Angeles County                                        UCC, FF, TL, PSJ


WATKINS-JOHNSON COMPANY

California
Secretary of State                                        UCC, TL, PSJ
Santa Clara County                                        UCC, FF, TL, PSJ


EXPLANATION:


                  UCC = UCC-1s, UCC-2s and UCC-3s of Record
                  FF  = Fixture Filings
                  TL = Federal and State Tax Liens and Judgements PSJ = Pending Suits and Judgments

                                  SCHEDULE II


        Jurisdictions Where UCC-3 Termination Statements will be Filed


KII ACQUISITION CORP.

California
Secretary of State
Los Angeles County


KII HOLDING CORP.

New York
Secretary of State
New York County


KLEINERT INDUSTRIES, INC.

California
Secretary of State
Los Angeles County


PARAGON PRECISION PRODUCTS

California
Secretary of State
Los Angeles County


BANDY MACHINING INTERNATIONAL

California
Secretary of State
Los Angeles County



SCANNING ELECTRON ANALYSIS LABORATORIES, INC.

California
Secretary of State
Los Angeles County


GENERAL INSPECTION LABORATORIES, INC.

California
Secretary of State
Los Angeles County

                                 SCHEDULE III

         Jurisdictions Where UCC-1 Financing Statements will be Filed


STELLEX INDUSTRIES, INC.

New York
Secretary of State
New York County

KII HOLDING CORP.

New York
Secretary of State
New York County

TSMD ACQUISITION CORP.

California
Secretary of State
Santa Clara County

KII ACQUISITION CORP.

California
Secretary of State
Los Angeles County

STELLEX MICROWAVE SYSTEMS, INC.

California
Secretary of State
Santa Clara County


STELLEX AEROSPACE

California
Secretary of State
Los Angeles County

PARAGON PRECISION PRODUCTS

California
Secretary of State
Los Angeles County

BANDY MACHINING INTERNATIONAL

California
Secretary of State
Los Angeles County

SCANNING ELECTRON ANALYSIS LABORATORIES, INC.

California
Secretary of State
Los Angeles County

GENERAL INSPECTION LABORATORIES, INC.

California
Secretary of State
Los Angeles County

                                  SCHEDULE IV

                          Good Standing Certificates



STELLEX INDUSTRIES, INC.
Delaware

KII HOLDING CORP.
Delaware

TSMD ACQUISITION CORP.
Delaware

KII ACQUISITION CORP.
Delaware

STELLEX MICROWAVE SYSTEMS, INC.
California

STELLEX AEROSPACE
California

PARAGON PRECISION PRODUCTS
California

BANDY MACHINING INTERNATIONAL
California

SCANNING ELECTRON ANALYSIS LABORATORIES, INC.
California

GENERAL INSPECTION LABORATORIES, INC.
California

                                  SCHEDULE V

                       Post-Closing Lien Search Reports



STELLEX INDUSTRIES, INC.

New York
Secretary of State

New York County

KII HOLDING CORP.

New York
Secretary of State
New York County

TSMD ACQUISITION CORP.

California
Secretary of State
Santa Clara County

KII ACQUISITION CORP.

California
Secretary of State
Los Angeles County

STELLEX MICROWAVE SYSTEMS, INC.

California
Secretary of State
Santa Clara County

STELLEX AEROSPACE

California
Secretary of State
Los Angeles County

PARAGON PRECISION PRODUCTS

California
Secretary of State
Los Angeles County

BANDY MACHINING INTERNATIONAL

California
Secretary of State
Los Angeles County

SCANNING ELECTRON ANALYSIS LABORATORIES, INC.

California
Secretary of State

Los Angeles County

GENERAL INSPECTION LABORATORIES, INC.

California
Secretary of State
Los Angeles County

                                   EXHIBIT F-1

                           Form of Revolving Loan Note


                               REVOLVING LOAN NOTE



$__________                                                   October __, 1997
                                                              New York, New York

     For value received, the undersigned, STELLEX INDUSTRIES, INC., a Delaware corporation, KII HOLDING CORP., a Delaware corporation, TSMD ACQUISITION CORP., a Delaware corporation, KII ACQUISITION CORP., a Delaware corporation, STELLEX MICROWAVE SYSTEMS, INC., a California corporation, STELLEX AEROSPACE, a California corporation, PARAGON PRECISION PRODUCTS, a California corporation, BANDY MACHINING INTERNATIONAL, a California corporation, SCANNING ELECTRON ANALYSIS LABORATORIES, INC., a California corporation, and GENERAL INSPECTION LABORATORIES, INC., a California corporation (each a "Borrower" and collectively, the "Borrowers"), jointly and severally promise to pay to the order of ______________ (the "Lender"), on the Commitment Termination Date (as defined in the Credit Agreement referred to below), the lesser of (i) the principal amount of __________________________ ($__________) or (ii) the unpaid principal amount of all Revolving Loans made by the Lender to the Borrowers under the Credit Agreement (referred to below).

     The Borrowers also promise to pay interest on the unpaid principal amount borrowed hereunder from the date advanced until paid at the rates (which shall not exceed the maximum rate permitted by applicable law) and at the times determined in accordance with the provisions of the Credit Agreement dated as of October __, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrowers, the financial institutions from time to time parties thereto as lenders (the "Lenders"), Societe Generale, in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and First Union Commercial Corporation, in its capacities as collateral agent and syndication agent for the Lenders. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     This Note is issued pursuant to, and is entitled to the benefits of, the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby are made and are to be repaid. This Note is secured by certain of the Loan Documents, and reference is made to such Loan Documents for the terms and conditions governing the collateral security for the Obligations of the Borrowers hereunder.


     All payments of principal and interest in respect of Revolving Loans shall be made to the Administrative Agent's Account not later than 1:00 p.m. (New York time) on the date due in lawful money of the United States of America in immediately available funds.

     This Note may be prepaid at the option of the Borrowers as provided in
Section 3.01(a) of the Credit Agreement and must be prepaid as provided in
Section 3.01(b) of the Credit Agreement.

     The Lender shall record in accordance with its usual practice the date and amount of each Revolving Loan made hereunder and the date and amount of each payment of principal; provided, however, that the failure to record any such amount shall not limit or otherwise affect the obligation of the Borrowers to repay to the Lender the outstanding principal amount evidenced by this Note together with accrued interest thereon in accordance with the terms of the Credit Agreement.

     Upon the occurrence of any one or more of certain Events of Default, the unpaid balance of the principal amount of this Note may become, and upon the occurrence and continuation of any one or more of certain other Events of Default, such unpaid balance may be declared to be due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     No reference herein to the Credit Agreement and no provisions of this Note, the Credit Agreement or the other Loan Documents shall alter or impair the obligation of the Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     The Borrowers promise to pay all costs and expenses, including reasonable attorneys' fees and disbursements incurred in the collection and enforcement of this Note or any appeal of a judgment rendered thereon all in accordance with the provisions of the Credit Agreement. The Borrowers hereby waive diligence, presentment, protest, demand and notice of every kind except as required pursuant to the Credit Agreement.

     The Credit Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed and delivered by their duly authorized officers, as of the day and year and at the place first above written.


                                 STELLEX INDUSTRIES, INC.




                                           By:_________________________________
                                              Title:___________________________



                                 KII HOLDING CORP.



                                           By:_________________________________
                                              Title:___________________________



                                 TSMD ACQUISITION CORP.



                                           By:_________________________________
                                              Title:___________________________


                                 KII ACQUISITION CORP.



                                           By:_________________________________
                                              Title:___________________________



                                 STELLEX MICROWAVE SYSTEMS, INC.



                                           By:_________________________________
                                              Title:___________________________

                                 STELLEX AEROSPACE


                                           By:_________________________________
                                              Title:___________________________



                                 PARAGON PRECISION PRODUCTS




                                           By:_________________________________
                                              Title:___________________________


                                 BANDY MACHINING INTERNATIONAL



                                           By:_________________________________
                                              Title:___________________________


                                 SCANNING ELECTRON ANALYSIS
                                   LABORATORIES, INC.



                                           By:_________________________________
                                              Title:___________________________


                                 GENERAL INSPECTION LABORATORIES, INC.



                                           By:_________________________________
                                              Title:___________________________

                                   EXHIBIT F-2

                             Form of Term Loan Note

                                 TERM LOAN NOTE


$__________                                                   October __, 1997
                                                              New York, New York


     For value received, the undersigned, STELLEX INDUSTRIES, INC., a Delaware corporation, KII HOLDING CORP., a Delaware corporation, TSMD ACQUISITION CORP., a Delaware corporation, KII ACQUISITION CORP., a Delaware corporation, STELLEX MICROWAVE SYSTEMS, INC., a California corporation, STELLEX AEROSPACE, a California corporation, PARAGON PRECISION PRODUCTS, a California corporation, BANDY MACHINING INTERNATIONAL, a California corporation, SCANNING ELECTRON ANALYSIS LABORATORIES, INC., a California corporation, and GENERAL INSPECTION LABORATORIES, INC., a California corporation, jointly and severally promise to pay to the order of ______________________________ (the "Lender") the principal amount of _______________ ($__________) in fifteen (15) substantially equal consecutive quarterly installments in the principal amount equal to 4.17% of the Outstanding Term Loan Amount (as defined in the Credit Agreement referred to below) on the first day of February, May, August and November in each year, commencing on February 1, 2000 through and including August 1, 2003 and one (1) installment in the principal amount equal to 37.45% of the Outstanding Term Loan Amount (as defined in the Credit Agreement referred to below) on October 31, 2003 (the "Maturity Date"); provided, however, that the amount of the last such installment shall be in the amount necessary to repay in full the outstanding principal amount of the Term Loan represented by this Note.

     The Borrowers also promise to pay interest on the unpaid principal amount borrowed hereunder from the date advanced until paid at the rates (which shall not exceed the maximum rate permitted by applicable law) and at the times determined in accordance with the provisions of the Credit Agreement dated as of October __, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrowers, the financial institutions from time to time parties thereto as lenders (the "Lenders"), Societe Generale, in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and First Union Commercial Corporation, in its capacities as collateral agent and syndication agent for the Lenders. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     This Note is issued pursuant to, and is entitled to the benefits of, the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby is made and is to be repaid. This Note is secured by certain of the Loan Documents, and reference is made to such Loan Documents for the terms and conditions governing the collateral security for the Obligations of the Borrowers hereunder.

     All payments of principal and interest in respect of this Note shall be made to the Administrative Agent's Account not later than 1:00 p.m. (New York time) on the date due in lawful money of the United States of America in immediately available funds.

     This Note may be prepaid at the option of the Borrowers as provided in
Section 3.01(a) of the Credit Agreement and must be prepaid as provided in
Section 3.01(b) of the Credit Agreement.

     The Lender shall record in accordance with its usual practice the date and amount of each Term Loan made hereunder and the date and amount of each payment of principal; provided, however, that the failure to record any such amount shall not limit or otherwise affect the obligation of the Borrowers to repay to the Lender the outstanding principal amount evidenced by this Note together with accrued interest thereon in accordance with the terms of the Credit Agreement.

     Upon the occurrence of any one or more of certain Events of Default, the unpaid balance of the principal amount of this Note may become, and upon the occurrence and continuation of any one or more of certain other Events of Default, such unpaid balance may be declared to be due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     No reference herein to the Credit Agreement and no provisions of this Note, the Credit Agreement or the other Loan Documents shall alter or impair the obligation of the Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     The Borrowers promise to pay all costs and expenses, including reasonable attorneys' fees and disbursements incurred in the collection and enforcement of this Note or any appeal of a judgment rendered thereon all in accordance with the provisions of the Credit Agreement. The Borrowers hereby waive diligence, presentment, protest, demand and notice of every kind except as required pursuant to the Credit Agreement.

     The Credit Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

                     IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed and delivered by their duly authorized officers, as of the day and year and at the place first above written.


                                 STELLEX INDUSTRIES, INC.




                                           By:_________________________________
                                              Title:___________________________



                                 KII HOLDING CORP.



                                           By:_________________________________
                                              Title:___________________________



                                 TSMD ACQUISITION CORP.



                                           By:_________________________________
                                              Title:___________________________


                                 KII ACQUISITION CORP.



                                           By:_________________________________
                                              Title:___________________________





                                 STELLEX MICROWAVE SYSTEMS, INC.



                                           By:_________________________________
                                              Title:___________________________

                                 STELLEX AEROSPACE


                                           By:_________________________________
                                              Title:___________________________




                                 PARAGON PRECISION PRODUCTS



                                           By:_________________________________
                                              Title:___________________________


                                 BANDY MACHINING INTERNATIONAL



                                           By:_________________________________
                                              Title:___________________________


                                 SCANNING ELECTRON ANALYSIS
                                   LABORATORIES, INC.



                                           By:_________________________________
                                              Title:___________________________


                                 GENERAL INSPECTION LABORATORIES, INC.



                                           By:_________________________________
                                              Title:___________________________

                                    EXHIBIT G

               Form of Officer's Certificate to Accompany Reports

                              OFFICER'S CERTIFICATE

To: Societe Generale, in its capacity as administrative agent (with its successors in such capacity, the "Administrative Agent") for the Lenders (as defined below) under the Credit Agreement dated as of October __, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Stellex Industries, Inc., a Delaware corporation, KII Holding Corp., a Delaware corporation, TSMD Acquisition Corp., a Delaware corporation, KII Acquisition Corp., a Delaware corporation, Stellex Microwave Systems, Inc., a California corporation, Stellex Aerospace, a California corporation Paragon Precision Products, a California corporation, Bandy Machining International, a California corporation, Scanning Electron Analysis Laboratories, Inc., a California corporation, and General Inspection Laboratories, Inc., a California corporation (collectively, the "Borrowers", and individually, a "Borrower"), the financial institutions from time to time party thereto as lenders (the "Lenders"), the Administrative Agent, and First Union Commercial Corporation, in its capacities as collateral agent and syndication agent for the Lenders.

     Pursuant to Section 7.01(c) of the Credit Agreement, the __________________ of Stellex Industries, Inc. (the "Parent") hereby certifies that:

     1. Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Certificate.

     2. The undersigned has reviewed the terms of the Loan Documents and has made, or caused to be made under [his][her] supervision, a review in reasonable detail of the transactions and consolidated financial condition of the Parent and its Subsidiaries during the accounting period(s) covered by the financial statements identified below. Such review [has] [has not] disclosed the existence during or at the end of such accounting period(s), and as at the date hereof the undersigned [does] [does not] have knowledge of, any condition or event which constitutes an Event of Default or Default. [If such condition or event exists or existed, specify (i) nature and period of such condition or event and (ii) action being taken and/or proposed to be taken with respect thereto.]

     3. The financial statements, reports and copies of certain instruments and documents attached hereto, namely,

                     A.        ___________________, dated ______________
                     B.        ___________________, dated ______________
                     C.        ___________________, dated ______________


are true and complete copies of the aforesaid which constitute part of the customary books and reports of the Parent and its Subsidiaries.


                                           STELLEX INDUSTRIES, INC.

                                           By:________________________________
                                              Name:
                                              Title:

                                    EXHIBIT I

                         FORM OF REPLACEMENT CERTIFICATE


To: Societe Generale, in its capacity as administrative agent (with its successors in such capacity, the "Administrative Agent") for the Lenders (as defined below) under the Credit Agreement dated as of October __, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Stellex Industries, Inc., a Delaware corporation, KII Holding Corp., a Delaware corporation, TSMD Acquisition Corp., a Delaware corporation, KII Acquisition Corp., a Delaware corporation, Stellex Microwave Systems, Inc., a California corporation, Stellex Aerospace, a California corporation, Paragon Precision Products, a California corporation, Bandy Machining International, a California corporation, Scanning Electron Analysis Laboratories, Inc., a California corporation, and General Inspection Laboratories, Inc., a California corporation (collectively, the "Borrowers", and individually, a "Borrower"), the financial institutions from time to time party thereto as lenders (the "Lenders"), the Administrative Agent, and First Union Commercial Corporation, in its capacities as collateral agent and syndication agent for the Lenders.

     Pursuant to Section 7.01(e) of the Credit Agreement,
______________________, the Chief Financial Officer of STELLEX INDUSTRIES, INC. (the "Parent") hereby certifies, as of _________________ __, 199_, as follows:

     1. Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Certificate.

     2. During the period from _________, 199_ to _______, 199_, the Borrowers received Net Cash Proceeds in the aggregate amount of $_____ as a result of sales of assets, issuance of Securities or receipt of insurance proceeds as follows:

     [For each sale of assets, issuance of Securities or receipt of insurance proceeds, (i) indicate amount of Net Cash Proceeds received and date received, (ii) describe sale, issuance or nature of loss suffered, (iii) describe replacement asset acquired or Permitted Acquisition consummated and cost of such asset or Permitted Acquisition.]

     3. For each such sale of assets, issuance of Securities or receipt of insurance proceeds, Net Cash Proceeds received which were not spent as specifically indicated above have been applied to repay Loans in accordance with the Credit Agreement.

                                           STELLEX INDUSTRIES, INC.



                                           By:_________________________
                                              Name:
                                              Title: Chief Financial Officer

                                    EXHIBIT J

                                Form of Guaranty

                                    GUARANTY

     This GUARANTY (as amended, supplemented or otherwise modified from time to time, this "Guaranty") is made as of _______ __, 199_, by STELLEX INDUSTRIES, INC., a Delaware corporation, KII HOLDING CORP., a Delaware corporation, TSMD ACQUISITION CORP., a Delaware corporation, KII ACQUISITION CORP., a Delaware corporation, STELLEX MICROWAVE SYSTEMS, INC., a California corporation, STELLEX AEROSPACE, a California corporation, PARAGON PRECISION PRODUCTS, a California corporation, BANDY MACHINING INTERNATIONAL, a California corporation, SCANNING ELECTRON ANALYSIS LABORATORIES, INC., a California corporation, and GENERAL INSPECTION LABORATORIES, INC., a California corporation (each individually, a "Guarantor", and collectively, the "Guarantors"), in favor of the Agents and the Lenders under that certain Credit Agreement referred to below.

                               W I T N E S S E T H

     WHEREAS, each of the Guarantors is a Borrower under the Credit Agreement dated as of October __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among such Guarantors, as borrowers (the "Borrowers"), Societe Generale, as administrative agent (the "Administrative Agent"), First Union Commercial Corporation, as collateral agent (the "Collateral Agent") and syndication agent (the "Syndication Agent", and collectively, with the Administrative Agent and the Collateral Agent, the "Agents"), and the financial institutions party thereto (the "Lenders"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     WHEREAS, the Lenders and the Agents have required as a condition, among others, to entering into the Credit Agreement, that each Guarantor guarantee (x) the Obligations of each other Guarantor as a Borrower under the Credit Agreement and (y) the obligations of each such other Guarantor under this Guaranty (all such Obligations and such obligations hereunder, the "Guaranteed Obligations");

     NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Guaranty. (i) For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to any Borrower by the Lenders, each Guarantor unconditionally guarantees the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all the

Guaranteed Obligations (including, without limitation, interest accruing following the filing of a bankruptcy petition by or against any applicable Borrower, at the applicable rate specified in the Credit Agreement, whether or not such interest is allowed as a claim in bankruptcy).

     (ii) At any time after the occurrence of an Event of Default, each Guarantor shall pay to the Administrative Agent, for the ratable benefit of the Agents and the Lenders, on demand and in immediately available funds, the full amount of the Guaranteed Obligations. Each Guarantor further agrees to pay and reimburse the Agents and the Lenders for, on demand and in immediately available funds, (a) all reasonable fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' fees, costs and expenses) paid or incurred by such Person in: (1) endeavoring to collect all or any part of the Guaranteed Obligations owing to such Person from, or in prosecuting any action against, the applicable Borrower or Borrowers relating to the Credit Agreement, this Guaranty or the transactions contemplated thereby; (2) taking any action with respect to any security or collateral securing the Guaranteed Obligations; and (3) preserving, protecting or defending the enforceability of, or enforcing, this Guaranty or the Agents' or the Lenders' rights hereunder (all such costs and expenses are hereinafter referred to as the "Expenses") and (b) interest on the Expenses, from the date of demand under this Guaranty until paid in full at the per annum rate of interest described in Section 4.01(d) of the Credit Agreement. Each Guarantor hereby agrees that this Guaranty is an absolute guaranty of payment and is not a guaranty of collection.

     (iii) Notwithstanding anything contained in this Guaranty to the contrary, the amount guaranteed by each Guarantor hereunder shall be limited to an aggregate amount which, together with other amounts owing by such Guarantor to the Agents and the Lenders, is equal to the largest amount that would not be subject to avoidance under Section 548 of Title 11 of the United States Code (11 U.S.C. ss.ss. 101 et seq.) (the "Bankruptcy Code") or any applicable provisions of any comparable state law.

     2. Obligations Unconditional. Each Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of:

          (i) the validity, enforceability, avoidance or subordination of any of the Guaranteed Obligations or any of the Loan Documents;

          (ii) the absence of any attempt by, or on behalf of, any of the Agents or the Lenders to collect, or to take any other action to enforce, all or any part of the Guaranteed Obligations whether from or against any applicable Borrower or any other Person;

          (iii) the election of any remedy available under any Loan Document or any applicable Requirement of Law by, or on behalf of, any of the Agents or the Lenders with respect to all or any part of the Guaranteed Obligations;

          (iv) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, any of the Agents or the Lenders with respect to any provision of any Loan Document;

          (v) the failure of any of the Agents or the Lenders to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Guaranteed Obligations;

          (vi) the election by, or on behalf of, any of the Agents or the Lenders, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

          (vii) any borrowing or grant of a security interest by any applicable Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

          (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims against any applicable Borrower held by any of the Lenders or the Agents, for repayment of all or any part of the Guaranteed Obligations or any Expenses; or

          (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any applicable Borrower (other than payment in full of the Guaranteed Obligations);

provided, however, that nothing contained in this Section 2 shall be deemed to waive or modify any rights, defenses or claims which such Guarantor, in its capacity as a Borrower under the Credit Agreement, as a Pledgor under a Pledge Agreement or as a Grantor under a Security Agreement, may have and which it has not expressly waived therein.

     3. Enforcement; Application of Payments. Upon the occurrence and during the continuance of an Event of Default, the Agents and/or the Lenders may proceed directly and at once, without notice, against any Guarantor to obtain performance of and to collect and recover the full amount, or any portion, of the Guaranteed Obligations owing to such Person or Persons, without first proceeding against any applicable Borrower or any other

Person, or against any security or collateral for the Guaranteed Obligations.

     4. Waivers. (i) Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any Borrower, protest or notice with respect to the Guaranteed Obligations, all setoffs and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty, and all other demands whatsoever (and shall not require that the same be made on any Borrower as a condition precedent to such Guarantor's obligations hereunder), and covenants that this Guaranty will not be discharged, except by payment in full of the Guaranteed Obligations. Each Guarantor further waives all notices of the existence, creation or incurring of new or additional Indebtedness, arising either from additional loans extended to any Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Guaranteed Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to the Collateral Agent or the Lenders to secure payment of all or any part of the Guaranteed Obligations; provided, however, that nothing contained herein shall be deemed to waive or modify any rights, defenses or claims which such Guarantor, in its capacity as a Borrower under the Credit Agreement, as a Pledgor under a Pledge Agreement or as a Grantor under a Security Agreement, may have and which it has not expressly waived therein.

     (ii) The Agents and/or the Lenders are hereby authorized, without notice or demand and without affecting the liability of the Guarantors hereunder, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Guaranteed Obligations, or to otherwise modify, amend or change the terms of any of the Loan Documents; (b) to accept partial payments on all or any part of the Guaranteed Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Guaranteed Obligations, or any liabilities of the Borrowers, (d) to exchange, enforce, waive and release any such security or collateral; (e) to apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Guaranteed Obligations, this Guaranty, or any other guaranty, and any security or collateral for the Guaranteed Obligations or for any such guaranty; provided, however, that nothing contained herein shall be deemed to waive or modify any rights, defenses or claims which such Guarantor, in its capacity as a Borrower under the Credit Agreement, as a Pledgor under a Pledge Agreement or as a Grantor under a Security Agreement, may have and which it has not expressly waived therein. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of the Guarantors hereunder.

     5. Setoff. Subject to Sections 13.07 and 13.08 of the Credit Agreement, at any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), the Lenders may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations owing to such Persons in accordance with the provisions of Section 3.02(b)(ii) of the Credit Agreement (i) any Indebtedness due or to become due from the Lenders to such Guarantor, and (ii) any moneys, credits or other property belonging to such Guarantor, at any time held by or coming into the possession of the Lenders or their respective affiliates.

     6. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of each Borrower (other than such Guarantor) and any and all other endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and such Guarantor hereby agrees that none of the Agents or the Lenders shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any of the Agents or the Lenders, in its sole discretion, undertakes at any time or from time to time to provide any information to any Guarantor, such Agent or Lender shall be under no obligation
(i) to undertake any investigation not a part of its regular business routine,
(ii) to disclose any information which such Agent or Lender, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other disclosures or updates relating to such information or any other information to such Guarantor.

     7. No Marshalling; Reinstatement. Each Guarantor consents and agrees that none of the Agents or the Lenders or any Person acting for or on behalf of any of them shall be under any obligation to marshall any assets in favor of any Guarantor or against or in payment of any or all of the Guaranteed Obligations. Each Guarantor further agrees that, to the extent that any Borrower (other than such Guarantor) or any other guarantor of all or any part of the Guaranteed Obligations makes a payment or payments to any Agent or Lender, or any Agent or Lender receives any proceeds of Collateral, which payment, payments or proceeds, or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Borrower, any other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, such Guarantor under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guaranteed Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

     8. Subrogation. Until the Guaranteed Obligations shall have been paid in full, each Guarantor hereby agrees that it (i) shall have no right of subrogation with respect to such Guaranteed Obligations (under contract, Section 509 of the Bankruptcy Code or otherwise) or any other right of indemnity, reimbursement or contribution, and (ii) hereby waives any right to enforce any remedy which any of the Agents or the Lenders now have or may hereafter have against any Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations or any other Person, and each Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Agents and the Lenders to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Borrowers to the Agents and the Lenders.

     9. Subordination. Each Guarantor agrees that any and all claims of such Guarantor against the other Borrowers or any endorser or other guarantor of all or any part of the Guaranteed Obligations, or against any of their respective properties, shall be subordinated to all of the Guaranteed Obligations. Notwithstanding any right of any Guarantor to ask for, demand, sue for, take or receive any payment from any other Borrower, all rights and Liens of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Borrower (whether constituting part of the Collateral or otherwise) shall be and hereby are subordinated to the rights of the Agents or the Lenders in those assets. Such Guarantor shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in full and all of the Commitments have been terminated. If all or any part of the assets of any Borrower, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Borrower, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Borrower is dissolved or if substantially all of the assets of any Borrower are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any Indebtedness of such Borrower to such Guarantor ("Borrower Indebtedness") shall be paid or delivered directly to the Lenders for application on the Guaranteed Obligations, due or to become due, until such

Guaranteed Obligations shall have first been paid in full and all of the Commitments have been terminated. Each Guarantor irrevocably authorizes and empowers each of the Agents and the Lenders to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Guarantor such proofs of claim and take such other action, in such Agent's or Lender's own name or in the name of such Guarantor or otherwise, as such Agent or Lender may deem reasonably necessary or reasonably advisable for the enforcement of this Guaranty. After the occurrence and during the continuance of an Event of Default, each Lender may vote, with respect to the Guaranteed Obligations owed to it, such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Guaranteed Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by any Guarantor upon or with respect to the Borrower Indebtedness prior to the payment in full of all of the Guaranteed Obligations and the termination of all of the Commitments, such Guarantor shall receive and hold the same in trust, as trustee, for the ratable benefit of the Agents and the Lenders and shall forthwith deliver the same to the Administrative Agent in precisely the form received (accompanied by the endorsement or assignment of such Guarantor where necessary), for application to the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by such Guarantor as the property of the Agents and the Lenders. After the occurrence and during the continuance of an Event of Default, if any Guarantor fails to make any such endorsement or assignment to the Agents or the Lenders, the Agents or the Lenders or any of their officers or employees are hereby irrevocably authorized to make the same. Each Guarantor agrees that until the Guaranteed Obligations have been paid in full and all of the Commitments have been terminated, such Guarantor will not assign or transfer to any Person any claim such Guarantor has or may have against any other Borrower.

     10. Enforcement; Amendments; Waivers. No delay on the part of any of the Agents or the Lenders in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the Guaranteed Obligations, the Collateral or any other guaranty of or security for all or any part of the Guaranteed Obligations shall operate as a waiver thereof, and no single or partial exercise by any of the Agents or the Lenders of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon any of the Agents or the Lenders, except as expressly set forth in a writing duly signed and delivered by the Agents and the Lenders. Failure by any of the Agents or the Lenders at any time or times hereafter to require strict performance by any Borrower or any other guarantor of all or any part of the Guaranteed Obligations or any other

Person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to any of the Agents or the Lenders shall not waive, affect or diminish any right of any of the Agents or the Lenders at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any of the Agents or the Lenders, or their agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrowers specifying such waiver, and is signed by the Administrative Agent. No waiver of any Event of Default by the Lenders shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any of the Agents or the Lenders permitted hereunder shall in any way affect or impair any Agent's or Lender's rights and remedies or the obligations of the Guarantors under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrowers to the Agents and the Lenders shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

     11. Effectiveness; Termination. This Guaranty shall become effective against any Guarantor upon its execution by such Guarantor and shall continue in full force and effect and may not be terminated or otherwise revoked until the Guaranteed Obligations have been paid in full in cash and all of the Commitments have been terminated. If, notwithstanding the foregoing, any Guarantor shall have any right under applicable law to terminate or revoke its obligations under this Guaranty, such Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by such Guarantor, is received by the Agents and the Lenders. Such notice shall not affect the right and power of any of the Agents or the Lenders to enforce rights arising prior to receipt thereof by the Agents and the Lenders. If any of the Lenders grants loans or takes other action after such Guarantor terminates or revokes its obligations under this Guaranty but before the Agents and the Lenders receive such written notice, the rights of such Lender with respect thereto shall be the same as if such termination or revocation had not occurred.

     12. Successors and Assigns. This Guaranty shall be binding upon each Guarantor and upon the successors and permitted assigns of such Guarantor and shall inure to the benefit of the Agents and the Lenders and their respective successors and permitted assigns; all references herein to the Borrowers and to the Guarantors shall be deemed to include their respective successors and permitted assigns. The successors and permitted assigns of the Guarantors and the Borrowers shall include, without limitation, their respective receivers, trustees or debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

     13. Governing Law. This Guaranty shall be construed and enforced and the rights and duties of the parties shall be governed in all respects in accordance with the law of the State of New York.

     14. Consent to Jurisdiction and Service of Process. Each of the Guarantors agrees that the terms of Section 13.20 of the Credit Agreement with respect to consent to jurisdiction and service of process shall apply equally to this Security Agreement.

     15. Waiver of Jury Trial. EACH OF THE GUARANTORS WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG ANY OF THE AGENTS, THE LENDERS OR THE GUARANTORS ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT. ANY SUCH PERSON MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     16. Waiver of Bond. Each Guarantor waives the posting of any bond otherwise required of the Agents and the Lenders in connection with any judicial process or proceeding to realize on the Collateral or any other security for the Guaranteed Obligations, to enforce any judgment or other court order entered in favor of the Agents and the Lenders, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Guaranty or any other agreement or document between the any Agent or any Lender and such Guarantor.

     16. Advice of Counsel. Each Guarantor represents and warrants to the Administrative Agent that it has discussed this Guaranty and, specifically, the provisions of Sections 13 through 15 hereof, with such Guarantor's lawyers.

     17. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing or by a telecommunications device capable of creating a printed record and shall be addressed to the party to be notified at the address indicated for each in
Section 13.10 of the Credit Agreement. All such notices and communications shall be deemed to be validly served, given or delivered (i) ten (10) days following deposit in the United States mails with proper postage prepaid; (ii) upon delivery thereof if delivered by hand or by overnight courier service to the party to be notified; or (iii) upon confirmation of receipt thereof if transmitted by a telecommunications device.

     18. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     19. Collateral. Each Guarantor hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the applicable Loan Documents to which it is a party.

     20. Merger. This Guaranty represents the final agreement of each Guarantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, and/or subsequent oral agreements, between such Guarantor and any Agent or any Lender.

     21. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     22. No Waiver Under Certain Other Loan Documents. Nothing contained herein shall be deemed to waive or modify any rights, defenses or claims which such Guarantor, in its capacity as a Borrower under the Credit Agreement, as a Pledgor under a Pledge Agreement or as a Grantor under a Security Agreement, may have and which it has not expressly waived therein.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by each Guarantor as of the day and year first set forth above.



                                          STELLEX INDUSTRIES, INC.



                                          By____________________________
                                            Name:
                                            Title:


                                          KII HOLDING CORP.


                                          By____________________________
                                            Name:
                                            Title:


                                          TSMD ACQUISITION CORP.


                                          By____________________________
                                            Name:
                                            Title:


                                          KII ACQUISITION CORP.


                                          By____________________________
                                            Name:
                                            Title:


                                          STELLEX MICROWAVE SYSTEMS, INC.


                                          By____________________________
                                            Name:
                                            Title:


                                          STELLEX AEROSPACE


                                          By____________________________
                                            Name:
                                            Title:

                                               PARAGON PRECISION PRODUCTS



                                               By____________________________
                                                 Name:
                                                 Title:


                                               BANDY MACHINING INTERNATIONAL


                                               By____________________________
                                                 Name:
                                                 Title:


                                               SCANNING ELECTRON ANALYSIS
                                               LABORATORIES, INC.


                                               By____________________________
                                                 Name:
                                                 Title:


                                               GENERAL INSPECTION
                                               LABORATORIES, INC.


                                               By____________________________
                                                 Name:
                                                 Title:

                                    EXHIBIT K

                                                                  EXECUTION COPY

                                 CASH COLLATERAL
                         PLEDGE AND ASSIGNMENT AGREEMENT

     THIS CASH COLLATERAL PLEDGE AND ASSIGNMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") dated as of October 31, 1997, by and among STELLEX INDUSTRIES, INC., a Delaware corporation, KII HOLDING CORP., a Delaware corporation, TSMD ACQUISITION CORP., a Delaware corporation, KII ACQUISITION CORP., a Delaware corporation, STELLEX MICROWAVE SYSTEMS, INC., a California corporation, STELLEX AEROSPACE, a California corporation, PARAGON PRECISION PRODUCTS, a California corporation, BANDY MACHINING INTERNATIONAL, a California corporation, SCANNING ELECTRON ANALYSIS LABORATORIES, INC., a California corporation, and GENERAL INSPECTION LABORATORIES, INC., a California corporation,(each, individually, a "Pledgor" and collectively, the "Pledgors") and FIRST UNION COMMERCIAL CORPORATION, in its capacity as collateral agent (with its successors in such capacity, the "Collateral Agent") for the Agents, the Lenders, and the other Holders, in each case under and as defined in that certain Credit Agreement dated as of October 31, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among each of the Pledgors as borrowers (collectively, the "Borrowers"), Societe Generale, as administrative agent (the "Administrative Agent"), the Collateral Agent and First Union Commercial Corporation, as syndication agent (the "Syndication Agent, and collectively with the Administrative Agent and the Collateral Agent, the "Agents"), and the financial institutions from time to time parties thereto (the "Lenders"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.


                             PRELIMINARY STATEMENTS:

     (1) The Pledgors have opened a special non- interest-bearing cash collateral account (the "Account") with First Union National Bank at its office at 1970 Chain Bridge Road, VA1942, McLean, VA 22102, Account No. _____________, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

     (2) It is a condition precedent to the making of Loans by the Lenders under the Credit Agreement that the Pledgors shall have made the pledge and assignment contemplated by this Agreement.

     NOW THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans under the Credit Agreement, each Pledgor hereby agrees with the Collateral Agent for its benefit and the ratable benefit of the Lenders, the Agents and the other Holders as follows:

     SECTION 1. Pledge and Assignment. Each Pledgor hereby pledges and assigns to the Collateral Agent for its benefit and the ratable benefit of the Lenders, Agents and the other Holders, and grants to the Collateral Agent for its benefit and the ratable benefit of the Lenders, the Agents and the other Holders a security interest in, the following collateral (the "Collateral"):

          (i) the Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Account;

          (ii) all Investments (as hereinafter defined) from time to time, and all certificates and instruments, if any, from time to time representing or evidencing the Investments;

          (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Pledgor in substitution for or in addition to any or all of the then existing Collateral;

          (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral; and

          (v) all proceeds of any and all of the foregoing Collateral.

     SECTION 2. Security for Obligations. This Agreement secures the payment of all Obligations and all obligations of the Pledgors now or hereafter existing under this Agreement (all such obligations being the "Liabilities").

     SECTION 3. Delivery of Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     SECTION 4. Maintaining the Account. So long as any Lender has any Commitment or any Note shall remain unpaid:

          (a) The Pledgors will maintain the Account with First Union National Bank.


          (b) It shall be a term and condition of the Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Account and except as otherwise provided by the provisions of Section 6 and Section 14, that no amount (including interest on the Account) shall be paid or released to or for the account of, or withdrawn by or for the account of, any Pledgor or any other person or entity from the Account.

The Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

     SECTION 5. Investing of Amounts in the Account. If requested by the Pledgors, the Collateral Agent will, subject to the provisions of Section 6 and
Section 14, from time to time (a) invest amounts on deposit in the Account in such Cash Equivalents as the Pledgors may select and the Collateral Agent may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents which may mature or be sold, in each case in such Cash Equivalents as the Pledgors may select and the Collateral Agent may approve (the Cash Equivalents referred to in clauses (a) and (b) above being collectively "Investments"), provided that all such amounts (and all interest on such amounts) invested in Cash Equivalents shall be available for and shall be deposited into the Account not later than one year after such amounts were so invested. Interest and proceeds that are not invested or reinvested in Investments as provided above shall be deposited and held in the Account.

     SECTION 6. Release of Amounts. So long as no Default or Event of Default shall have occurred and be continuing, funds shall be released to the Pledgors or their designee among the Loan Parties as follows:

          (a) If the Collateral Agent receives a certificate, substantially in the form of Exhibit A attached hereto, signed by any Pledgor that has deposited Net Cash Proceeds into the Account on a Business Day within the immediately preceding 365 day period (the "Deposited Amount"), the Collateral Agent shall release the amount requested in such certificate to such Pledgor.

          (b) After the Commitments have been terminated and at the request of the Pledgors, amounts of credit balance of the Account shall be released to the Pledgors.

Each Pledgor authorizes the Collateral Agent to liquidate Investments if and as necessary in order for the Collateral Agent to comply with clauses (a) and (b) above.

     SECTION 7. Payment of Amounts to Administrative Agent for Application. On

the first anniversary of the date on which each amount is deposited into the Account, Investments shall be liquidated, if necessary, so that an amount equal to such deposited amount, if such deposited amount has not previously been released in accordance with the provisions of Section 6, shall be remitted by the Collateral Agent to the Administrative Agent for application by the Administrative Agent to outstanding Obligations in accordance with the provisions of the Credit Agreement.

     SECTION 8. Representations and Warranties. Each Pledgor represents and warrants as follows:

     (a) Such Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

     (b) The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Liabilities.

     (c) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge and assignment by such Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by the Collateral Agent of its rights and remedies hereunder.

     SECTION 9. Further Assurances. Each Pledgor agrees that at any time and from time to time, at the expense of the Pledgors, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     SECTION 10. Transfers and Other Liens. Each Pledgor agrees that it will not
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

     SECTION 11. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to such Pledgor or Pledgors representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     SECTION 12. Collateral Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgors under Section 15.

     SECTION 13. The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent, any Lender or any other Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

     SECTION 14. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

          (a) The Collateral Agent may, without notice to the Pledgors except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral in the Account against the Liabilities or any part thereof.

          (b) The Collateral Agent may also exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "Code") (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral

     Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (c) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 15) in whole or in part by the Collateral Agent for the ratable benefit of the Agents, the Lenders and the other Holders against, all or any part of the Liabilities in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Liabilities shall be paid over to the Pledgors.

     SECTION 15. Expenses. The Pledgors will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent, the Lenders or the other Agents hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

     SECTION 16. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 17. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Pledgors, at their respective addresses specified in the Credit Agreement, and if to the Collateral Agent, at its address specified in the Credit Agreement, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.


     SECTION 18. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (x) the payment in full of the Liabilities and all other amounts payable under this Agreement and (y) the Commitment Termination Date, (ii) be binding upon each Pledgor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Collateral Agent, the other Agents, the Lenders, and the other Holders, and each of their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender or any Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Loans owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender or such Agent herein or otherwise. Upon the later of the payment in full of the Liabilities and all other amounts payable under this Agreement and the Commitment Termination Date, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, the Collateral Agent will, at the Pledgors' expense, return to the Pledgors such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

     SECTION 19. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Code are used herein as therein defined.

     IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                            STELLEX INDUSTRIES, INC.


                                            By____________________________
                                              Name:

                                              Title:

                                            KII HOLDING CORP.


                                            By____________________________
                                              Name:
                                              Title:

                                            TSMD ACQUISITION CORP.


                                            By____________________________
                                              Name:
                                              Title:

                                            KII ACQUISITION CORP.


                                            By____________________________
                                              Name:
                                              Title:

                                            STELLEX MICROWAVE SYSTEMS, INC.


                                            By____________________________
                                              Name:
                                              Title:

                                            STELLEX AEROSPACE


                                            By____________________________
                                              Name:
                                              Title:

                                            PARAGON PRECISION PRODUCTS


                                            By____________________________
                                              Name:
                                              Title:

                                            BANDY MACHINING INTERNATIONAL



                                            By____________________________
                                              Name:
                                              Title:

                                            SCANNING ELECTRON ANALYSIS
                                            LABORATORIES, INC.


                                            By____________________________
                                              Name:
                                              Title:

                                            GENERAL INSPECTION
                                            LABORATORIES, INC.


                                            By____________________________
                                              Name:
                                              Title:




Acknowledged and agreed to as of October 31, 1997.

FIRST UNION COMMERCIAL CORPORATION, as Collateral Agent



By:_____________________________________
   Name:  Shaun V. Kelley
   Title: Vice President

                                    EXHIBIT A

                          FORM OF OFFICER'S CERTIFICATE

     I, __________________, the duly [appointed] [elected] _____________1 of
[Name of Pledgor] (the "Pledgor"), do hereby certify as follows in connection with the Cash Collateral Pledge Agreement and the Credit Agreement (each, as defined below):

     1. Reference is made to that certain Cash Collateral Pledge and Assignment Agreement(as amended, supplemented or otherwise modified from time to time, the "Cash Collateral Pledge Agreement") dated as of October 31, 1997, by and among the Pledgors named therein and First Union Commercial Corporation, in its capacity as collateral agent (with its successors in such capacity, the

"Collateral Agent") for the Agents, the Lenders, and the other Holders, in each case under and as defined in that certain Credit Agreement dated as of October 31, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among each of the Pledgors as borrowers (collectively, the "Borrowers"), Societe Generale, as administrative agent (the "Administrative Agent"), the Collateral Agent, and First Union Commercial Corporation, as syndication agent (the "Syndication Agent, and collectively with the Administrative Agent and the Collateral Agent, the "Agents"), and the financial institutions from time to time parties thereto (the "Lenders"). Capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Cash Collateral Pledge Agreement.

     2. The Pledgor is requesting that $__________ (the "Requested Amount") be released to it or its designee among the Loan Parties on __________________ (the "Release Date") from the Account.

     3. The Requested Amount has been deposited by the Pledgor within the 365 day period immediately preceding the Release Date.

     4. The Pledgor or its designee among the Loan Parties is using the Requested Amount [to acquire an asset on the Release Date] or [to fund the purchase price of a Permitted Acquisition on the Release Date] in accordance with the provisions of the Credit Agreement.

     5. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

--------
1/Chief Financial Officer, or other officer of the Pledgor with significant supervisory responsibility for the financial affairs of the Pledgor.

     6. All representatives and warranties of the Pledgor contained in the Credit Agreement are true and correct as of today, other than those that expressly speak as of a different date.


     [5. All of the conditions precedent set forth in Section 5.03 of the Credit Agreement have been satisfied or waived in writing by the Lenders.]2



     WITNESS my hand this __ day of __________, 199_:



                                                     --------------------------
                                                       Name:
                                                       Title:

--------
2/To be used if the Requested Amount is being requested in connection with a Permitted Acquisition.

                                    EXHIBIT L

                           Form of Security Agreement

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Security Agreement") dated as of _______ __, 199_, by and among [NAME OF GRANTOR] (with its successors and permitted assigns, the "Grantor"), and FIRST UNION COMMERCIAL CORPORATION, in its capacity as collateral agent (with its successors in such capacity, the "Collateral Agent") for the Agents, the Lenders, and the other Holders, in each case under and as defined in that certain Credit Agreement dated as of October __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Grantor and the other borrowers named therein (collectively, the "Borrowers"), Societe Generale, as administrative agent (the "Administrative Agent"), the Collateral Agent, and First Union Commercial Corporation, as syndication agent (the "Syndication Agent", and collectively with the Administrative Agent and the Collateral Agent, the "Agents"), and the financial institutions from time to time parties thereto (the "Lenders"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                                   WITNESSETH:

     WHEREAS, the Grantor is a party to the Credit Agreement, pursuant to which the Lenders have agreed, subject to certain conditions precedent, to make loans and other financial accommodations to the Borrowers from time to time;

     WHEREAS, in order to secure the prompt and complete payment, observance and performance of (i) all of the Obligations and (ii) all of the Grantor's obligations and liabilities hereunder and in connection herewith (all the Obligations and such obligations and liabilities hereunder being hereinafter referred to collectively as the "Liabilities"), the Agents and the Lenders have required as a condition, among others, to entering into the Credit Agreement that the Grantor execute and deliver this Security Agreement;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms.

     (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement.

Unless otherwise defined herein or in the Credit Agreement, all terms defined in
Article 8 and Article 9 of the Uniform Commercial Code in effect as of the date hereof in the State of New York are used herein as defined therein as of the date hereof.

     (b) The words "hereby," "hereof," "herein" and "hereunder" and words of like import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and section references are to this Security Agreement unless otherwise specified.

     (c) All terms defined in this Security Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

     2. Grant of Security Interest. To secure the prompt and complete payment, observance and performance of all the Liabilities, the Grantor hereby grants to the Collateral Agent for the ratable benefit of the Agents, the Lenders, and the other Holders a security interest in all of the Grantor's rights, title and interests in and to the following property, whether now owned or existing or hereafter arising or acquired and wheresoever located (the "Collateral"):

     (a) ACCOUNTS: All present and future accounts, accounts receivable and other rights of the Grantor to payment for the sale or lease of goods or the rendition of services (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (collectively, "Accounts");

     (b) EQUIPMENT: All of the Grantor's present and future (i) equipment and fixtures, including, without limitation, wherever located, all machinery, manufacturing, distribution, selling, data processing and office equipment, furniture, furnishings, assembly systems, tools, tooling, molds, dies, appliances and vehicles, (ii) other tangible personal property (other than the Grantor's Inventory) and (iii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof (collectively, "Equipment");

     (c) GENERAL INTANGIBLES: All of the Grantor's present and future general intangibles, choses in action, causes of action, and all other intangible personal property of every kind and nature including, without limitation, corporate, partnership and other business books and records, inventions, designs, patents, patent applications, trademarks, service marks, trademark applications, service mark applications, trade names, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, computer programs, software and other computer materials, tax refunds, tax refund claims, rights and claims against charters, carriers, shippers, franchisees, lessors, and lessees, and rights to indemnification, intercompany receivables, and any security documents executed in connection therewith, deposit accounts (excluding tax, payroll and trust accounts), proceeds of any letters of credit, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to the foregoing or proceeds of any insurance policies on which the Grantor is named as beneficiary, claims against third parties for advances and other financial accommodations and any other obligations whatsoever owing to the Grantor, contract rights, customer and supplier contracts, rights in and to all security agreements, security interests or other security held by the Grantor to secure payment of the Grantor's accounts, all right, title and interest under leases, subleases, and concessions and other agreements relating to real or personal property (including, without limitation, all rents, issues and profits related thereto), rights in and under guarantees, instruments, securities, documents of title and other contracts securing, evidencing, supporting or otherwise relating to any of the foregoing, together with all rights in any goods, merchandise or Inventory (as defined below) which any of the foregoing may represent (collectively, "General Intangibles");

     (d) INVENTORY: All of the Grantor's present and future (i) inventory, (ii) goods, merchandise and other personal property furnished or to be furnished under any contract of service or intended for sale or lease, and all goods consigned by the Grantor and all other items which have previously constituted Equipment but are then currently being held for sale or lease in the ordinary course of the Grantor's business, (iii) raw materials, work-in-process and finished goods, (iv) materials, components and supplies of any kind, nature or description used or consumed in the Grantor's business or in connection with the manufacture, production, packing, shipping, advertising, finishing or sale of any of the Property described in clauses (i) through (iii) above, (v) goods in which the Grantor has a joint or other interest to the extent of the Grantor's interest therein or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee), and (vi) goods which are returned to or repossessed by the Grantor; in each case whether in the possession of the Grantor, a bailee, a consignee, or any other Person for sale, storage, transit, processing, use or otherwise, and any and all documents for or relating to any of the foregoing (collectively, "Inventory");

     (e) CHATTEL PAPER, INSTRUMENTS AND DOCUMENTS: All chattel paper, all instruments (as defined in Article 9 of the Uniform Commercial Code) and securities (as defined in Article 8 of the Uniform Commercial Code), all bills of lading, warehouse receipts and other documents of title and documents, in each instance whether now owned or hereafter acquired by the Grantor (collectively, "Chattel Paper, Instruments and Documents");

     (f) OTHER PROPERTY: To the extent not included in the foregoing (and except to the extent expressly excluded from the foregoing), all property or interests in property now owned or hereafter acquired by the Grantor, whether in the possession, custody or control of any Agent, any Lender, or any other Holder, or any agent or affiliate of any of them in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), including, without limitation, all rights and interests of the Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all (v) investment property; (w) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (x) money; (y) proceeds of loans, including, without limitation, all the Loans made to the Grantor under the Credit Agreement; and
(z) insurance proceeds and books and records relating to any of the property covered by this Security Agreement (collectively, "Other Property");

together with respect to each of the items set forth in paragraphs (a) through
(f) above with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

     3. Continuing Liability. The Grantor hereby expressly agrees that, notwithstanding anything set forth herein to the contrary, the Grantor shall remain solely responsible under each contract, agreement, interest or obligation as to which a Lien has been granted to the Collateral Agent hereunder for the observance and performance of all of the conditions and obligations to be observed and performed by the Grantor thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the exercise by the Collateral Agent, any other Agent or any Lender of any rights under this Security Agreement, the Credit Agreement or any other Loan Document shall not release the Grantor from any of the Grantor's duties or obligations hereunder and under each such contract, agreement, interest or obligation. None of the Collateral Agent, any other Agent or any Lender shall have any duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of this Security Agreement or the assignment thereof by the Grantor to the Collateral Agent or the granting by the Grantor to the Collateral Agent of a Lien thereon or the receipt by the Collateral Agent, any other Agent or any Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall the Collateral Agent, any other Agent or any Lender be required or obligated (nor to the extent prohibited by the terms of such contract, agreement, interest or obligation or applicable law, rule or regulation, shall the Collateral Agent, any other Agent or any Lender be permitted), in any manner, to (a) perform or fulfill any of the obligations of the Grantor thereunder or pursuant thereto,
(b) make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by the Grantor or the sufficiency of any performance by any party under any such contract, agreement, interest or obligation, or (c) present or file any claim, or take any action to collect or enforce any performance or payment of any amounts which may have been assigned to the Grantor, on which the Grantor has been granted a Lien to which the Grantor may be entitled at any time or times.

     4. Representations, Warranties and Covenants. The Grantor hereby represents, warrants and covenants that as of the date of the execution of this Security Agreement, and until the termination of this Security Agreement pursuant to Section 14 below:

          (a) All of the Equipment and Inventory (other than Inventory and Equipment sold in accordance with the terms of the Credit Agreement, Equipment being repaired or serviced, Inventory in transit or in the possession and control of subcontractors of the Grantor or any other Person for processing and vehicles) are located at the places specified in
     Schedule 1 attached hereto and such location is an owned, leased, bailment or other location as specified in Schedule 1 attached hereto. As of the date hereof, the correct corporate name, the principal place of business, the chief executive office, and the federal tax identification number of the Grantor and the places where the Grantor's books and records concerning the Collateral are currently kept are set forth in Schedule 2 attached hereto and made a part hereof, and the Grantor will not change such principal place of business or chief executive office or remove such records without (i) providing the Collateral Agent with at least thirty
     (30) days' prior written notice of such change, and (ii) making all filings under the Uniform Commercial Code necessary or appropriate to preserve the perfection of the security interests described herein to the extent such security interest may be perfected by such filings. The Grantor will not change its name, identity or corporate structure in any manner which might make any financing statement filed hereunder misleading, unless the Grantor shall have (A) given the Collateral Agent at least thirty (30) days' prior written notice thereof (and received any consent that may be required under the terms of the Credit Agreement), and (B) certified to the Collateral Agent that all filings reflecting such new name, identity or structure have been made which are necessary or appropriate to preserve the perfection of the security interests described herein. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the

     Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

          (b) The Grantor has exclusive possession and control of the Equipment and Inventory, except for (i) Inventory in the possession and control of a bailee or warehouseman of the Grantor as specified in Schedule 1 attached hereto; (ii) Inventory in the possession and control of subcontractors of the Grantor or any other Person for processing; (iii) Equipment being repaired or serviced; and (iv) Equipment and Inventory in transit with common or other carriers.

          (c) The Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens except as permitted under Section 9.03 of the Credit Agreement. The Grantor has not, during the five (5) years preceding the date hereof, been known as or used any other corporate or fictitious name, except as disclosed on Schedule 3 hereto, nor acquired all or substantially all the assets, capital stock or operating unit of any Person, except as disclosed on Schedule 3 hereto and each predecessor in interest of the Grantor during the five (5) years preceding the Closing Date is disclosed on Schedule 3 hereto.


          (d) This Security Agreement creates in favor of the Collateral Agent a legal, valid and enforceable security interest in the Collateral, securing the payment of the Liabilities. When financing statements have been filed in the appropriate offices in the locations listed on Schedules 1 and 2 hereto, the Collateral Agent will have a fully perfected first priority Lien on the Collateral to the extent such Lien may be perfected by Uniform Commercial Code filings, except, in the case of priority, for Liens permitted by Section 9.03 of the Credit Agreement.

     5. Covenants. The Grantor covenants and agrees with the Collateral Agent that from and after the date of this Secur ity Agreement and until the termination of this Security Agreement pursuant to Section 14 below:

          (a) At any time and from time to time, upon the Collateral Agent's written request and at the expense of the Grantor, the Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent reasonably may deem desirable in order to perfect and protect any Lien granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, the Grantor will: (i) upon the occurrence and during the continuance of an Event of Default, at the request of the Collateral Agent, mark conspicuously each item of chattel paper included in the Collateral and each related contract and, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, related contract or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument (other than checks or drafts received in the ordinary course of the Grantor's business), deliver and pledge to the Collateral Agent hereunder such note or instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as the Collateral Agent may request, as may be necessary or desirable, in order to perfect and preserve the security interest granted or purported to be granted hereby. The Grantor hereby authorizes the Collateral Agent to file any such financing or continuation statements without the signature of the Grantor to the extent permitted by applicable law. The Grantor hereby agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement to the extent permitted by applicable law.

          (b) The Grantor shall keep the Equipment and Inventory (other than

     Inventory and Equipment sold in accordance with the terms of the Credit Agreement, Equipment being repaired or serviced, Inventory in transit or in the possession and control of subcontractors of the Grantor or any other person for Processing and vehicles) at the places specified in Schedule 1 hereto and deliver written notice to the Collateral Agent at least 30 days prior to establishing any other location at which it reasonably expects to maintain Inventory and/or Equipment (it being understood and agreed that all action required by Section 5(a)(iii) hereof shall have been taken in the relevant jurisdiction with respect to all such Equipment and/or Inventory prior to the establishment of any such location). Upon the establishment of any such location, and after notice thereof to the Collateral Agent as required in the preceding sentence, Schedule 1 hereto shall be deemed amended to add such location thereto without further action by the Collateral Agent or the Grantor and the Grantor hereby authorizes the Collateral Agent to substitute a new Schedule 1 hereto to reflect such additional location(s).

          (c) The Grantor will keep and maintain at the Grantor's own cost and expense satisfactory and complete records of the Collateral in a manner reasonably acceptable to the Collateral Agent, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral and a record of the Collateral Agent's security interest in the Collateral. Upon the occurrence and during the continuance of an Event of Default, the Grantor shall, for the Collateral Agent's further security, deliver and turn over to the Collateral Agent or the Collateral Agent's designated representatives at any time upon three (3) days' notice from the Collateral Agent or the Collateral Agent's designated representative, copies of any such books and records (including, without limitation, subject to limitations in applicable licensing or similar arrangements, any and all computer tapes, programs and source codes relating to the Collateral or any part or parts thereof).

          (d) In any suit, proceeding or action brought by the Collateral Agent under any account comprising part of the Collateral, the Grantor will save, indemnify and keep the Collateral Agent and each Lender harmless from and against all expense, loss or damages suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Grantor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Grantor, and all such obligations of the Grantor shall be and shall remain enforceable against and only against the Grantor and shall not be enforceable against the Collateral Agent or any Lender; provided, however, the Grantor shall have no obligation to the Collateral Agent with respect to the matters indemnified pursuant to this subsection (d) resulting from the willful misconduct or gross negligence of the Collateral Agent, as determined in a final non-appealable judgment by a court of competent jurisdiction.


          (e) The Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on such Collateral, other than Liens permitted under
     Section 9.03 of the Credit Agreement, and will defend the right, title and interest of the Collateral Agent in and to the Grantor's rights to such Collateral, including, without limitation, the proceeds and products thereof, against the claims and demands of all Persons whatsoever other than claims secured by liens permitted under Section 9.03 of the Credit Agreement.

          (f) The Grantor will not, without the Collateral Agent's prior written consent, except in the ordinary course of business and for amounts which are not material to the

     Grantor in the aggregate, (i) grant any extension of the time of payment of any of the Collateral or compromise, compound or settle the same for less than the full amount thereof; (ii) release, wholly or partly, any Person liable for the payment thereof; or (iii) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business.

          (g) The Grantor will advise the Collateral Agent promptly, in reasonable detail, of (i) any material Lien or claim made by or asserted against any or all of the Collateral (other than Liens existing on the Closing Date and listed on Schedule 1.01(A) to the Credit Agreement and Liens permitted under Section 9.03 of the Credit Agreement), and (ii) the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens with respect to such Collateral created hereunder.

     6. Collections. Except as otherwise provided in this Section 6, the Grantor shall continue to collect, at its own expense, all amounts due or to become due to the Grantor under the Accounts. In connection with such collections, the Grantor may take (and, after the occurrence of an Event of Default, at the Collateral Agent's direction, must take) such action as the Grantor or, after the occurrence and during the continuation an Event of Default, the Collateral Agent may deem necessary or advisable to enforce collection of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, (i) to require the Grantor to prepare notices of assignment for each government contract to which the Grantor is a party and to file such notices of assignment with the appropriate contracting officer of the United States Government and
(ii) to otherwise notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of notice from the Collateral Agent requiring performance of any of the acts referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Accounts shall be received in trust for the ratable benefit of the Collateral Agent, the Lenders, and the other Holders hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied to the Obligations in accordance with the Credit Agreement (including, without limitation, Section 3.02(b)(ii) thereof) and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Account, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

     7. Remedies, Application of Proceeds, Rights upon Event of Default.

     (a) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies provided for in the Credit Agreement and all the rights and remedies of a secured party under the Uniform Commercial Code, and all other applicable law as in effect in any relevant jurisdiction. In addition, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default:

          (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent, promptly assemble all, or such part, of the Collateral as directed by the Collateral Agent and make such Collateral available to the Collateral Agent at a place designated by the Collateral Agent, which place shall be reasonably convenient to the Collateral Agent, whether at the premises of the Grantor or otherwise;

          (ii) enter, with or without process of law and without breach of the peace, any premises where any of the Collateral or the books and records of the Grantor related thereto are or may be located and, without charge or liability to the Collateral Agent, seize and remove such Collateral and such books and records from such premises, or remain upon such premises and use the same for the purpose of enforcing any and all rights and remedies of the Collateral Agent under this Security Agreement, the Credit Agreement or any of the other Loan Documents; and

          (iii) without notice, except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of all or any part of the Collateral in one or more parcels, at public or private sale or sales, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, at such prices as the Collateral Agent may deem best, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; provided, however, that the Grantor shall not be credited with the net proceeds of any such credit sale, future delivery or lease of the Collateral until the cash proceeds thereof are actually received by the Collateral Agent and provided, further that any such sale, lease assignment, option to purchase or other disposition (each a "disposition") shall be subject to any prohibition or restriction thereon contained in any agreement, contract, interest or right comprising a part of the Collateral subject to such disposition and any applicable law, rule or regulation. The Grantor agrees that, to the extent notice of sale shall be required by law, ten (10) or more Business Days' notice, or such longer period as may be required by law, to the Grantor of the time and place of any public sale, or the time after which any private sale is to be made, shall constitute reasonable notification. No notification required by law need be given to the Grantor if the Grantor has signed, after the occurrence of an Event of Default, a statement renouncing any right to notification of sale or other intended disposition. The Collateral Agent shall not be obligated to make any sale of any of the Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Agent, each other Agent and each Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby expressly waived and released. In the event of a sale of any Collateral, or any part thereof, to a Lender, the Collateral Agent or any other Agent upon the occurrence and during the continuance of an Event of Default, such Lender or Agent shall not deduct or offset from any part of the purchase price to be paid therefor any indebtedness owing to it by the Grantor. Any and all proceeds received by the Collateral Agent with respect to any sale of, collection from or other realization upon all or any part of the Collateral, whether consisting of monies, checks, notes, drafts, bills of exchange, money orders or commercial paper of any kind whatsoever, shall be held by the Collateral Agent and distributed by the Collateral Agent in accordance with the Credit Agreement (including, without limitation, Section 3.02(b)(ii) thereof) and the Grantor shall remain liable for any deficiency following the sale of the Collateral. Subject to the terms of any applicable license agreement to which the Grantor is a party, the Collateral Agent is hereby granted an irrevocable license or other right to use, without charge, the Grantor's labels, copyrights, patents, rights of use of any name, trade names, general intangibles, trademarks and advertising matter, or any property of a similar nature, in completing production of, advertising for sale and selling any Collateral.

     (b) To the extent permitted by applicable law, the Grantor waives all claims, damages and demands against the Collateral Agent, any other Agent or any Lender arising out of the repossession, retention or sale of the Collateral, or any part or parts thereof, except as provided in Section 9 hereof.

     (c) The Grantor recognizes that in the event the Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Security Agreement, no remedy at law will provide adequate relief to the Collateral Agent and the Collateral Agent shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     (d) The rights and remedies provided under this Security Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or equity.

     8. The Collateral Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Collateral Agent, after giving notice in accordance with the Credit Agreement, may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall constitute an Obligation payable by the Grantor in accordance with the terms of the Credit Agreement.

     9. The Collateral Agent's Duty of Care. The Collateral Agent shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with the Collateral Agent's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Collateral in the Collateral Agent's possession. Without limiting the generality of the foregoing, the Collateral Agent shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of the Grantor, and shall constitute part of the Liabilities secured hereby.

     10. Marshalling, Payments Set Aside; Collateral Agent Appointed Attorney-in-Fact. The Collateral Agent shall be under no obligation to marshal any assets in favor of the Grantor or against or in payment of any or all of the Liabilities. To the extent that the Grantor makes a payment or payments to the Collateral Agent or the Collateral Agent receives any payment or proceeds of the Collateral for the ratable benefit of the Collateral Agent, any other Agent, any Lender, or any other Holder, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Liabilities or any part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Collateral Agent.

     The Grantor agrees, promptly upon all requests of the Collateral Agent, to take any action and execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement. The Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Grantor, or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right on behalf of the Grantor, without notice to or assent by the Grantor, to the extent permitted by applicable law, to do the following:

          (i) to obtain and adjust insurance required to be paid to the Collateral Agent subject to and in accordance with Section 8.05 of the Credit Agreement;

          (ii) upon the occurrence and during the continuance of an Event of Default, ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipt for monies due and to become due under or in respect of any of the Collateral;

          (iii) upon the occurrence and during the continuance of an Event of Default, receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments, documents and chattel paper taken or received by the Collateral Agent in connection with this Security Agreement;

          (iv) upon the occurrence and during the continuance of an Event of Default, to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Collateral;

          (v) upon the occurrence and during the continuance of an Event of Default, to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions of this Security Agreement; and

          (vi) upon the occurrence and during the continuance of an Event of Default, to do, at its option and at the expense and for the account of the Grantor, at any time or from time to time, all acts and things which the Agent deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

     11. Severability. If any provision of this Security Agreement is held to be prohibited or unenforceable in any jurisdiction the substantive laws of which are held to be applicable hereto, such prohibition or unenforceability shall not affect the validity or enforceability of the remaining provisions hereof and shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12. Amendments, Waivers and Consents. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended, and no consent to any departure by the Grantor herefrom shall be effective, except by or pursuant to an instrument in writing which (i) is duly executed by the Grantor and the Collateral Agent and (ii) complies with the requirements of the Credit Agreement. Any such waiver shall be valid only to the extent set forth therein. A waiver by the Collateral Agent of any right or remedy under this Security Agreement on any one occasion shall not be construed as a waiver of any right or remedy which the Collateral Agent would otherwise have on any future occasion. No failure to exercise or delay in exercising any right, power or privilege under this Security Agreement on the part of the Collateral Agent shall operate as a waiver thereof; and no single or partial exercise of any right, power or privilege under this Security Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13. Binding Effect; Successors and Assigns. This Security Agreement shall be binding upon the Grantor and its successors, and upon any assign(s) of the Grantor in accordance with Section 13.19 of the Credit Agreement, and shall inure to the ratable benefit of the Collateral Agent, the other Agents, the Lenders, and the other Holders, and their respective successors and assigns. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Security Agreement, the Credit Agreement or any other Loan Document or any Collateral. The Grantor's successors shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Grantor.

     14. Termination of this Security Agreement; Release of Collateral.

     (a) The security interest granted by the Grantor under this Security Agreement shall terminate against all the

Collateral upon final payment in full in cash of the Liabilities and termination of the Revolving Loan Commitments and of the Term Loan Commitments. Upon such termination and at the written request of the Grantor, and at the cost and expense of the Grantor, the Collateral Agent shall execute in a timely manner a satisfaction of this Security Agreement and such instruments, documents or agreements as are necessary or desirable to terminate and remove of record any documents constituting public notice of this Security Agreement and the security interests and assignments granted hereunder and shall assign and transfer or cause to be assigned and transferred, and shall deliver or cause to be delivered, to the Grantor all property, including all monies, instruments and securities of the Grantor then held by the Collateral Agent.

     (b) Notwithstanding anything in this Security Agree ment to the contrary, the Grantor may, to the extent permitted by Section 9.02 of the Credit Agreement sell, assign, transfer or otherwise dispose of any Collateral. In addition, the Collateral shall be subject to release from time to time (with the Collateral referred to in the immediately preceding sentence, the "Released Collateral") in 7accordance with Section 12.09(b) of the Credit Agreement. The Liens under this Security Agreement shall terminate with respect to the Released Collateral upon such sale, transfer, assignment, disposition or release, and upon the request of the Grantor, the Collateral Agent shall execute and deliver such instrument or document as may be necessary to release the Liens granted hereunder; provided, however, that (i) the Collateral Agent shall not be required to execute any such documents on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Liabilities or any Liens on (or obligations of the Grantor in respect of) all interests retained by the Grantor, including without limitation, the proceeds of any sale, all of which shall continue to constitute part of the Collateral unless and until released strictly in accordance with the Loan Documents.

     15. The Collateral Agent's Exercise of Rights and Remedies upon the Occurrence and during the Continuance of an Event of Default. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, and upon the written direction of the Requisite Lenders shall, exercise any of the rights and remedies provided in this Security Agreement, the Credit Agreement and any of the other Loan Documents.

     16. Notices. Any notice, demand, request or any other communication required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered as provided in Section 13.10 of the Credit Agreement.

     17. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

     18. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT FOR PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS WHICH SHALL BE GOVERNED BY THE LAWS OF THOSE JURISDICTIONS.

     19. Further Indemnification. The Grantor agrees to pay, and to save the Collateral Agent and each Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

     20. Counterparts. This Security Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     21. Consent to Jurisdiction and Service of Process. The Grantor agrees that the terms of Section 13.20 of the Credit Agreement with respect to consent to jurisdiction and service of process shall apply equally to this Security Agreement.

     22. Waiver of Bond. The Grantor waives the posting of any bond otherwise required of the Collateral Agent in connection with any judicial process or proceeding to realize on the Collateral or any other security for the Liabilities, to enforce any judgment or other court order entered in favor of the Collateral Agent, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Security Agreement or any other agreement or document between the Collateral Agent and the Grantor.

     23. Advice of Counsel. The Grantor represents and warrants to the Collateral Agent and the Lenders that it has discussed this Security Agreement and, specifically, the provisions of Sections 18, 21, 22 and 25 hereof, with the Grantor's attorneys.

     24. Further Assurances. The Grantor agrees that it will cooperate with the Collateral Agent and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as the Collateral Agent may reasonably request from time to time in order to carry out the provisions and purposes of this Security Agreement.

     25. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE COLLATERAL AGENT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE COLLATERAL AGENT AND THE GRANTOR ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION

HEREWITH. EITHER THE GRANTOR OR THE COLLATERAL AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECURITY AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement or caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.


                                      [NAME OF GRANTOR]



                                      By____________________________
                                        Name:
                                        Title:




                                      FIRST UNION COMMERCIAL CORPORATION,
                                                as Collateral Agent


                                      By____________________________
                                        Name:
                                        Title:

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT

                               ([Name of Grantor])

                          Dated as of October __, 1997

                      Locations of Inventory and Equipment
                                   and Status

Location                                                                Status

                                   SCHEDULE 2
                                       TO
                               SECURITY AGREEMENT

                               ([Name of Grantor])

                          Dated as of October __, 1997

                         Locations of Books and Records



1. Correct Corporate Name


2. Chief Executive Office


3. Principal Place of Business


4. Federal Tax Identification Number


5. Location(s) of the Grantor's Books and Records Concerning the Collateral

                                   SCHEDULE 3
                                       TO
                               SECURITY AGREEMENT

                               ([Name of Grantor])

                          Dated as of October __, 1997

I.   Previous Grantor Names



II. Acquisitions of all or substantially all of the assets, capital stock or operating unit of any Person








III. Predecessor in interest of the Grantor during the five preceding years

                                    EXHIBIT M

                            Form of Pledge Agreement

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Pledge Agreement") dated as of _______ __, 199_, by and among [NAME OF PLEDGOR] (with its successors and permitted assigns, the "Pledgor"), and FIRST UNION COMMERCIAL CORPORATION, in its capacity as collateral agent (with its successors in such capacity, the "Collateral Agent") for the Agents, the Lenders, and the other Holders, in each case under and as defined in that certain Credit Agreement dated as of October __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Pledgor and the other borrowers named therein (collectively, the "Borrowers"), Societe Generale, as administrative agent (the "Administrative Agent"), the Collateral Agent, and First Union Commercial Corporation, as syndication agent (the "Syndication Agent", and collectively with the Administrative Agent and the Collateral Agent, the "Agents"), and the financial institutions from time to time parties thereto (the "Lenders"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                                   WITNESSETH:

     WHEREAS, the Pledgor is a party to the Credit Agreement, pursuant to which the Lenders have agreed, subject to certain conditions precedent, to make loans and other financial accommodations to the Pledgor and the other Borrowers from time to time;

     WHEREAS, the Pledgor owns [(i)] the shares of capital stock described in Exhibit A hereto and issued by the issuers named therein [and (ii) the indebtedness described in Exhibit C hereto and issued by the obligors named therein]1; and

     WHEREAS, in order to secure the prompt and complete payment, observance and performance of (i) the Obligations and (ii) all of the Pledgor's obligations and liabilities hereunder and in connection herewith (all Obligations and such obligations and liabilities hereunder being hereinafter referred to collectively as the "Liabilities"), the Lenders have required, as a condition, among others, to entering into the Credit Agreement

--------
1 This and subsequent references to the Pledged Debt will be included in the Stellex Industries, Inc. Pledge Agreement.

with the Borrowers, that the Pledgor execute and deliver this Pledge Agreement;

     NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Borrowers pursuant to the Credit Agreement or any other agreement, instrument or document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Collateral Agent hereby agree as follows:

     1. Defined Terms.

     (a) Unless otherwise defined herein, all terms defined in Article 8 and
Article 9 of the Uniform Commercial Code in effect as of the date hereof in the State of New York are used herein as defined therein.

     (b) The words "hereby," "hereof," "herein" and "hereunder" and words of like import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement. Section references herein are to this Pledge Agreement unless otherwise specified.

     (c) All terms defined in this Pledge Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

     2. Pledge. The Pledgor hereby pledges to the Collateral Agent, for the ratable benefit of the Agents, the Lenders and the other Holders (each individually a "Secured Party", and collectively, the "Secured Parties"), and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the following (collectively, the "Pledged Collateral"):

          (a) The shares of the capital stock described in Exhibit A hereto, and the certificates representing the shares of such capital stock, all options and warrants for the purchase of shares of such capital stock held in the name of the Pledgor (all of said capital stock, options and warrants and all capital stock held in the name of the Pledgor as a result of the exercise of such options or warrants being hereinafter collectively referred to as the "Pledged Stock"), herewith delivered to the Collateral Agent accompanied by stock powers in the form of Exhibit B hereto and made a part hereof (the "Stock Powers") duly executed in blank, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Stock;

          (b) All additional shares of stock of any issuer referred to in Exhibit A hereto from time to time acquired by the Pledgor in any manner, and all of the shares of the capital stock issued to the Pledgor by any other wholly owned Subsidiary of the Pledgor which is organized under the laws of the United States or any state or other political subdivision thereof after the date hereof, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Stock and the Collateral Agent is irrevocably authorized to amend Exhibit A from time to time to reflect such additional shares), and all options, warrants, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          [(c) The indebtedness of each issuer referred to in Exhibit C attached hereto (the "Pledged Debt") and the instruments evidencing such Pledged Debt, duly endorsed and in transferable form, all payments of principal thereof and interest thereon, due and to become due thereunder, and all books and records applicable thereto, herewith delivered to the Collateral Agent;]

          [(d) All additional instruments evidencing indebtedness which is from time to time owed to the Pledgor by any Person, duly endorsed and in transferable form, and all payments of principal thereof and interest thereon, due and to become due thereunder, and all books and records applicable thereto (such additional obligations shall constitute part of the Pledged Debt and the Collateral Agent is irrevocably authorized to amend Exhibit C from time to time to reflect such additional obligations);]

          (e) The property and interests in property described in Section 4 below; and

          (f) All proceeds of the foregoing.

     3. Security for Obligations. The Pledged Collateral secures the prompt payment, performance and observance of the Liabilities.

     4. Pledged Collateral Adjustments. If, during the term of this Pledge
Agreement:

          (a) Any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any issuer of Pledged Stock, or any option included within the Pledged Collateral is exercised, or both, or

          (b) Any subscription warrants or any other rights or options shall be issued to the Pledgor in connection with the Pledged Collateral, [or

          (c) Any additional indebtedness owing to the Pledgor is incurred by any of the obligors of the Pledged Debt,]


then all new, substituted and additional shares, warrants, rights, options, notes or other securities, issued by reason of any of the foregoing, shall be promptly delivered to and held by the Collateral Agent under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; provided, however, that nothing contained in this Section 4 shall be deemed to permit any stock dividend, issuance of additional stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of any issuer of Pledged Stock which is prohibited in the Credit Agreement.

     5. Subsequent Changes Affecting Pledged Collateral. The Pledgor represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that, subject to Section 22, none of the Secured Parties shall have any obligation to inform the Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Collateral Agent may, upon the occurrence and during the continuation of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder, and the Pledgor will cause each issuer of Pledged Stock to cooperate with the Collateral Agent in effecting any such transfer or registration. In addition, the Collateral Agent may at any time exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations and the Pledgor will cause each issuer of Pledged Stock to cooperate with the Agent in effecting any such exchange.

     6. Representations and Warranties. The Pledgor represents and warrants as follows:

          (a) The Pledgor is the sole legal and beneficial owner of the percentage of the issued and outstanding shares of capital stock of the respective issuers thereof listed on Exhibit A hereto, free and clear of any Lien except for the security interest created by this Pledge Agreement, and the Pledged Stock constitutes that percentage of the issued and outstanding shares of capital stock of the respective issuers thereof set forth in Exhibit A hereto;

          [(b) The Pledgor is the sole legal and beneficial owner of the Pledged Debt, free and clear of any Lien except for the security interest created by this Pledge Agreement, and the Pledged Debt is a valid and binding obligation of its obligor, enforceable in accordance with its terms;]

          (c) The Pledgor has, as applicable, full corporate power and authority to execute, deliver and perform this Pledge Agreement;


          (d) There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral, other than pursuant to this Pledge Agreement or as otherwise may be expressly permitted by any of the other Loan Documents;

          (e) The Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens;

          (f) No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally);

          (g) The pledge of the Pledged Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, in favor of the Collateral Agent for the benefit of the Secured Parties securing the payment and performance of the Liabilities;

          (h) The Stock Powers are duly executed and give the Agent the authority they purport to confer; and

          (i) The grant and perfection of the security interests in the Pledged Collateral for the ratable benefit of the

     Secured Parties, in accordance with the terms herein, are not made in violation of the registration requirements of the Securities Act of 1933 (the "Securities Act"), any applicable provisions of other federal securities laws, state securities or "Blue Sky" law, foreign securities law, or applicable general corporation law or any other applicable law.

     7. Voting Rights. During the term of this Pledge Agreement, and except as provided in this Section 7 below, the Pledgor shall have the right to vote the Pledged Stock on all corporate questions in a manner not inconsistent with the terms of this Pledge Agreement, the Credit Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, at the Collateral Agent's option and following written notice from the Collateral Agent to the Pledgor, exercise all voting powers pertaining to the Pledged Collateral, including the right to take action by shareholder consent.


     8. Dividends and Other Distributions. (a) So long as no Event of Default shall have occurred and be continuing:

          (i) The Pledgor shall be entitled to receive and retain any and all dividends, including dividends in connection with a reduction of capital, capital surplus or paid-in surplus and interest paid in respect of the Pledged Collateral, provided, however, that, except as otherwise provided in the Credit Agreement, any and all

               (A) dividends and interest paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

               (B) dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution; and

               (C) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

     shall be Pledged Collateral, and shall be forthwith delivered to the Collateral Agent to hold, for the ratable benefit of the Secured Parties, as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the Collateral Agent, for the ratable benefit of the Secured Parties, and shall be segregated from the other property or funds of the Pledgor. All such Pledged Collateral so received in the form of monies, checks, notes, drafts or funds shall be delivered promptly to the Collateral Agent (with any necessary endorsement) as proceeds of Collateral in accordance with the applicable provisions of the Credit Agreement, and all other such Pledged Collateral so received shall be delivered promptly to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and

          (ii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to receive the dividends or interest payments which the Pledgor is authorized to receive and retain pursuant to clause (i) above.

     (b) Upon the occurrence and during the continuance of an Event of Default:

          (i) All rights of the Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the ratable benefit of the Secured Parties, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

          (ii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of clause (i) of this Section 8(b) shall be received in trust for the Collateral Agent, for the ratable benefit of the Secured Parties, shall be segregated from other funds of the Pledgor and shall be paid over immediately to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements);

          (iii) The Pledgor shall, upon the request of the Collateral Agent, at Pledgor's expense, execute and deliver all such instruments and documents, and do or cause to be done all such other acts and things, as may be reasonably necessary or, in the opinion of the Collateral Agent, the Pledgor or either of their counsel, reasonably advisable to register the applicable Pledged Collateral under the provisions of the Securities Act in order to sell the same, and to exercise its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, the Pledgor or either of their counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (iv) The Pledgor shall, upon the reasonable request of the Collateral Agent, at Pledgor's expense, use its best efforts to qualify the Pledged Collateral under state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Collateral Agent;

          (v) The Pledgor shall, upon the request of the Collateral Agent, at the Pledgor's expense, make available to the holders of its securities, as soon as practicable, earnings statements which will satisfy the provisions of Section 11(a) of the Securities Act; and

          (vi) The Pledgor shall, upon the request of the Collateral Agent, at the Pledgor's expense, do or cause to be done all such other acts and things as may be reasonably necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor will reimburse the Collateral Agent for all reasonable expenses incurred by the Collateral Agent, including, without limitation, reasonable attorneys' and accountants' fees and expenses, in connection with the foregoing. Upon or at any time after the occurrence and during the continuance of an Event of Default, if the Collateral Agent determines that, prior to any public offering of any securities constituting part of the Pledged Collateral, such securities should be registered under the Securities Act and/or registered or qualified under any other federal or state law and such registration and/or qualification is not practicable, then the Pledgor agrees that it will be deemed commercially reasonable if a private sale, upon at least ten (10) Business Days' notice to the Pledgor, is arranged so as to avoid a public offering, even though the sales price established and/or obtained at such private sale may be substantially less than prices which could have been obtained for such security on any market or exchange or in any other public sale.

     9. Transfers and Other Liens. The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Collateral Agent, other than as permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged

Collateral, except for the security interest under this Pledge Agreement.

     10. Remedies; Application of Proceeds. (a) The Collateral Agent shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of New York. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Collateral Agent or which the Collateral Agent shall otherwise have the ability to transfer under applicable law, the Collateral Agent may, in its sole discretion, without notice except as specified below, after the occurrence of an Event of Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as the Collateral Agent may reasonably deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Any Secured Party may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. In the event of a sale of any Collateral, or any part thereof, to a Secured Party upon the occurrence and during the continuance of an Event of Default, such Secured Party shall not deduct or offset from any part of the purchase price to be paid therefor any indebtedness owing to it by the Pledgor. The Pledgor will pay to the Collateral Agent all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incidental to, the enforcement of any of the provisions hereof. The Collateral Agent agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with the Credit Agreement (including, without limitation, Section 3.02 thereof) and the Pledgor shall remain liable for any deficiency following the sale of the Pledged Collateral.

     (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, the Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by the Pledgor as provided in Section 23 below at least ten (10) Business Days before the time of the sale or disposition; provided, however, that the Collateral Agent may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

     (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, the Pledgor agrees that upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Collateral Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Collateral Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Collateral Agent solicits and receives such offers from not less than four (4) such investors, then the acceptance by the Collateral Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, however, that this Section does not impose a requirement that the Collateral Agent solicit offers from four or more investors in order for the sale to be commercially reasonable.

     11. Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full authority, in the name of the Pledgor or otherwise, upon the occurrence and during the continuance of an Event of Default, from time to time in the Collateral Agent's sole discretion, to take any action and to execute any instrument which the Collateral Agent may deem reasonably necessary or reasonably advisable to accomplish the purposes of this Pledge Agreement, including, without limitation (subject to Section 8 hereof), to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of each of the issuers of such Pledged Stock to the name of the Collateral Agent or the Collateral Agent's nominee.

     12. Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or Event of Default with respect to any of the Obligations and all other notices to which the Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the Credit Agreement.

     13. Termination of This Pledge Agreement; Release of Pledged Collateral. The pledge made and the security interest granted by the Pledgor under this Pledge Agreement shall terminate against all the Collateral upon final payment in full in cash of the Obligations and termination of the Commitments. Upon such termination (other than as a result of the sale of the Pledged Collateral) and at the written request of the Pledgor or its successors or assigns, and at the cost and expense of the Pledgor or its successors or assigns, the Collateral Agent shall execute in a timely manner such instruments, documents or agreements as are reasonably necessary or reasonably desirable to terminate the Collateral Agent's security interest in the Pledged Collateral and deliver the Pledged Stock and the Stock Powers, subject to any disposition made by the Collateral Agent pursuant to the Pledge Agreement.

     14. Successors and Assigns. This Pledge Agreement shall be binding upon the Pledgor and its successors, and upon any assign(s) of the Pledgor, and shall inure to the benefit of the Secured Parties and their respective successors and assigns. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Pledge Agreement, the Credit Agreement or any other Loan Document or any Pledged Collateral. The Pledgor's successors shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Pledgor.

     15. APPLICABLE LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK, EXCEPT FOR PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS WHICH SHALL BE GOVERNED BY THE LAWS OF THOSE JURISDICTIONS.

     16. Consent to Jurisdiction and Service of Process. The Pledgor agrees that the terms of Section 13.20 of the Credit Agreement with respect to consent to jurisdiction and service of process shall apply equally to the Pledgor under this Pledge Agreement.


     17. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE COLLATERAL AGENT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE COLLATERAL AGENT AND THE PLEDGOR ARISING OUT OF OR

RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EITHER THE PLEDGOR OR THE COLLATERAL AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     18. Waiver of Bond. The Pledgor waives the posting of any bond otherwise required of the Collateral Agent in connection with any judicial process or proceeding to realize on the Pledged Collateral or any other security for the Obligations, to enforce any judgment or other court order entered in favor of the Collateral Agent, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Pledge Agreement or any other agreement or document between the Collateral Agent and the Pledgor.

     19. Advice of Counsel. The Pledgor represents and warrants to the Secured Parties that it has discussed this Pledge Agreement and, specifically, the provisions of Sections 15 through 18 hereof, with the Pledgor's attorneys.

     20. Severability. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     21. Further Assurances. The Pledgor agrees that it will cooperate with the Collateral Agent and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as the Collateral Agent may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

     22. The Collateral Agent's Duty of Care. The Collateral Agent shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Collateral Agent's (i) gross negligence or willful misconduct, (ii) material breach of a material provision of this Pledge Agreement, or (iii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in the Collateral Agent's possession. Without limiting the generality of the foregoing, the Collateral Agent shall be under no obligation to take any steps necessary to preserve rights in the

Pledged Collateral against any other parties but may do so at its option. All reasonable expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall constitute part of the Obligations secured hereby.

     23. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered as provided in Section 13.10 of the Credit Agreement.

     24. Amendments, Waivers and Consents. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended, and no consent to any departure by the Pledgor herefrom shall be effective, except by or pursuant to an instrument in writing which (i) is duly executed by the Pledgor and the Collateral Agent and (ii) complies with the requirements of
Section 13.09 of the Credit Agreement. Any such waiver shall be valid only to the extent set forth therein. A waiver by the Collateral Agent of any right or remedy under this Pledge Agreement on any one occasion shall not be construed as a waiver of any right or remedy which the Collateral Agent would otherwise have on any future occasion. No failure to exercise or delay in exercising any right, power or privilege under this Pledge Agreement on the part of the Collateral Agent shall operate as a waiver thereof; and no single or partial exercise of any right, power or privilege under this Pledge Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     25. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

     26. Execution in Counterparts. This Pledge Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have executed this Pledge Agreement as of the date set forth above.


                                    [NAME OF PLEDGOR]




                                    By:
                                       Name:
                                       Title:


                                    FIRST UNION COMMERCIAL CORPORATION,
                                      as Collateral Agent



                                    By:
                                       Name:
                                       Title:

                                     FORM OF

                                 ACKNOWLEDGMENT


     The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent.


                                        [NAME OF ISSUER]



                                        By:
                                           Name:_______________________________
                                           Title: _____________________________

                                    EXHIBIT A
                                       to
                                PLEDGE AGREEMENT

                               ([Name of Pledgor])

                          dated as of October __, 1997




                                  Pledged Stock



                               Percentage of Issued                         Percentage of                      Shares of Capital
                                  and Outstanding                        Capital Stock owned                     Stock owned by
                                Capital Stock owned                         by the Pledgor                        the Pledgor
Stock Issuer                      by the Pledgor                          Subject to Pledge                    Subject to Pledge
------------                      --------------                          -----------------                    -----------------
                                                                                100%

                                                                                100%

                                                                                100%

                                    EXHIBIT B
                                       to
                                PLEDGE AGREEMENT

                               ([Name of Pledgor])

                          dated as of October __, 1997



                               Form of Stock Power



                                   STOCK POWER


     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _____________________________________ ____ Shares of Common Stock of
____________________ represented by Certificate[s] No. _____ [and _____] (the
"Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ________________________ as the undersigned's true and lawful attorney, for and in name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:  _______________


                                       [NAME OF PLEDGOR]



                                       By: _________________________
                                           Name:
                                           Title:

                                   [EXHIBIT C
                                       to
                                PLEDGE AGREEMENT

                               ([Name of Pledgor])

                          dated as of October __, 1997


                                  Pledged Debt]

                                    EXHIBIT N


                                                                  EXECUTION COPY

                            PATENT SECURITY AGREEMENT


     THIS PATENT SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of October 31, 1997, by and among STELLEX MICROWAVE SYSTEMS, INC. (with its successors and permitted assigns, the "Borrower"), and FIRST UNION COMMERCIAL CORPORATION, in its capacity as collateral agent (with its successors in such capacity, the "Collateral Agent") for the Agents, the Lenders, and the other Holders, in each case under and as defined in that certain Credit Agreement dated as of October 31, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower and the other borrowers named therein (collectively, the "Borrowers"), Societe Generale, as administrative agent (the "Administrative Agent"), the Collateral Agent, and First Union Commercial Corporation, as syndication agent (the "Syndication Agent, and collectively with the Administrative Agent and the Collateral Agent, the "Agents"), and the financial institutions from time to time parties thereto (the "Lenders"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Borrower is a party to the Credit Agreement, pursuant to which the Lenders have agreed, subject to certain conditions precedent, to make loans and other financial accommodations to the Borrowers from time to time;

     WHEREAS, the Borrower and the Collateral Agent are parties to that certain Security Agreement of even date herewith (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), pursuant to which the Borrower has granted a security interest in certain of its assets to the Collateral Agent for the ratable benefit of the Agents, the Lenders, and the other Holders; and

     WHEREAS, in order to secure the prompt and complete payment, observance and performance of (i) all of the Obligations and (ii) all of the Borrower's obligations and liabilities hereunder and in connection herewith (all the Obligations and such obligations and liabilities hereunder being hereinafter referred to collectively as the "Liabilities"), the Agents and the Lenders have required as a condition, among others, to entering into the Credit Agreement that the Borrower execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms.

     (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement.

     (b) The words "hereby," "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

     (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

     2. Incorporation of Credit Agreement. The Credit Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

     3. Incorporation of Premises. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

     4. Security Interest in Patents. To secure the complete and timely payment, performance and satisfaction of all of the Liabilities, the Borrower hereby grants to the Collateral Agent, for the ratable benefit of the Agents, the Lenders, and the other Holders, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of the Borrower's now owned and hereafter acquired:

          (a) patents and patent applications, and the inventions and improvements described and claimed therein, including, without limitation, those patents and patent applications listed on Schedule A attached hereto and made a part hereof, and (i)the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, (iv) all patented technology and know-how, and (v) all of the Borrower's rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (i)-(v) in this paragraph 4(a) are sometimes hereinafter individually and/or collectively referred to as the "Patents"); and

          (b) rights under or interest in any patent license agreements with any other party, whether the Borrower is a licensee or licensor under any such license agreement, including, without limitation, those patent license agreements listed on Schedule B attached hereto and made a part hereof, in each case to the extent assignable without violation thereof, and the right to prepare for sale and sell any and all Inventory now or hereafter owned by the Borrower and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses").

The Borrower hereby authorizes the Collateral Agent to file this Agreement, or a duplicate thereof, with the United States Patent and Trademark Office or with any other authority the Collateral Agent deems appropriate, and the Borrower agrees to cooperate with the Collateral Agent as the Collateral Agent may request in order to effectuate such filing or filings.

     5. Restrictions on Future Agreements. The Borrower agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which could reasonably be expected to have a material adverse effect on the validity or enforcement of the rights collaterally assigned to the Collateral Agent under this Agreement or the rights associated with any material Patents or Licenses, and in particular, the Borrower will not permit to lapse or become abandoned, any Patent or License if such lapse or abandonment could reasonably be expected to have a Material Adverse Effect.

     6. New Patents and Licenses. The Borrower represents and warrants that, as of the Closing Date, to the best of its knowledge, after reasonable inquiry, (a) the Patents listed on Schedule A include all of the patents and patent applications now owned or held by the Borrower, (b) the Licenses listed on Schedule B include all of the patent license agreements under which the Borrower is the licensee or licensor which are material individually or in the aggregate to the operation of the business of the Borrower and (c) other than the rights of any party to the Licenses with respect to the Patents, no liens, claims or security interests in such Patents and Licenses have been granted by the Borrower to any Person other than the Collateral Agent. If, prior to the termination of this Agreement, the Borrower shall (i) obtain rights to any new patentable inventions, (ii) become entitled to the benefit of any patent, patent application, license or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement on any Patent or License, or (iii) enter into any new patent license agreement where the Borrower is the licensee, the provisions of paragraph 4 above shall automatically apply thereto (but only to the extent such licenses are assignable without violation thereof, it being understood and agreed that the Borrower shall use commercially reasonable efforts to insure that such licenses are assignable for security purposes). The Borrower shall give to the Collateral Agent written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence not less frequently than on an annual basis. The Borrower hereby authorizes the Collateral Agent to modify this Agreement unilaterally (i) by amending Schedule A to include any future patents and patent applications owned or held by the Borrower, and by amending Schedule B to include any patent license agreements (A) to which the Borrower becomes a party and (B), which are Patents or Licenses under paragraph 4 above or under this paragraph 6, and (ii) by filing, in addition to and not in substitution for this Agreement, either a duplicate original of, or a Notice of Amendment to, this Agreement containing on Schedule A or B thereto, as the case may be, such future patents, patent applications and license agreements.

     7. Royalties. The Borrower hereby agrees that when an Event of Default has occurred and is continuing the use by the Collateral Agent of the Patents and Licenses as authorized hereunder in connection with the Collateral Agent's exercise of its rights and remedies under paragraph 15 or pursuant to Section 7 of the Security Agreement shall be coextensive with the Borrower's rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Collateral Agent, the Agents, the Lenders, or the other Holders to the Borrower.

     8. Further Assignments and Security Interests. Except as permitted under
Section 9.02 of the Credit Agreement, the Borrower agrees not to sell or assign its respective interests in, or grant any license under, the Patents or the Licenses without the prior and express written consent of the Collateral Agent.

     9. Nature and Continuation of the Collateral Agent's Security Interest; Termination of the Collateral Agent's Security Interest; Release of Collateral.

     (a) This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Patents and Licenses and shall terminate only when the Liabilities have been paid in full in cash and the Credit Agreement has been terminated. Upon such termination and at the written request of the Borrower or its successors or assigns, and at the cost and expense of the Borrower or its successors or assigns, the Collateral Agent shall execute in a timely manner such instruments, documents or agreements as are necessary or desirable to terminate the Collateral Agent's security interest in the Patents and the Licenses, subject to any disposition thereof which may have been made by the Collateral Agent pursuant to this Agreement or the Security Agreement.

     (b) Notwithstanding anything in this Agreement to the contrary, the

Borrower may, to the extent permitted by Section 9.02 of the Credit Agreement sell, assign, transfer or otherwise dispose of any Patents and any Licenses. In addition, the Patents and Licenses shall be subject to release from time to time (with the Patents and Licenses referred to in the immediately preceding sentence, the "Released Collateral") in accordance with Section 12.09(b) of the Credit Agreement. The Liens under this Agreement shall terminate with respect to the Released Collateral upon such sale, transfer, assignment, disposition or release, and upon the request of the Borrower, the Collateral Agent shall execute and deliver such instrument or document as may be necessary to release the Liens granted hereunder; provided, however, that (i) the Collateral Agent shall not be required to execute any such documents on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Liabilities or any Liens on (or obligations of the Borrower in respect of) all interests retained by the Borrower, including without limitation, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

     10. Duties of the Borrower. The Borrower shall have the duty, to the extent desirable in the normal conduct of the Borrower's business, to: (i) prosecute diligently any material patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and
(ii) make application on unpatented but patentable inventions. The Borrower further agrees (i) not to abandon any Patent or License if such abandonment could reasonably be expected to have a Material Adverse Effect without the prior written consent of the Collateral Agent, and (ii) to use its reasonable best efforts to obtain and maintain in full force and effect the Patents and the Licenses that are or shall be necessary or economically desirable in the operation of the Borrower's business. Any expenses incurred in connection with the foregoing shall be borne by the Borrower. None of the Agents or the Lenders shall have any duty with respect to the Patents and Licenses. Without limiting the generality of the foregoing, none of the Agents or the Lenders shall be under any obligation to take any steps necessary to preserve rights in the Patents or Licenses against any other parties, but the Collateral Agent may do so at its option from and after the occurrence of an Event of Default, and all expenses incurred in connection therewith shall be for the sole account of the Borrower and shall be added to the Liabilities secured hereby.

     11. The Collateral Agent's Right to Sue. From and after the occurrence of an Event of Default, the Collateral Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Patents and the Licenses and, if the Collateral Agent shall commence any such suit, the Borrower shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all proper documents required by the Collateral Agent in aid of such enforcement. The Borrower shall, upon demand, promptly reimburse the Collateral Agent for all costs and expenses incurred by the Collateral Agent in the exercise of its rights under this paragraph 11 (including, without limitation, reasonable fees and expenses of attorneys and paralegals for the Collateral Agent).

     12. Amendments, Waivers and Consents. None of the terms or provisions of this Agreement may be waived, altered, modified or amended, and no consent to any departure by the Borrower herefrom shall be effective, except by or pursuant to an instrument in writing which (i) is duly executed by the Borrower and the Collateral Agent and (ii) complies with the requirements of the Credit Agreement. Any such waiver shall be valid only to the extent set forth therein. A waiver by the Collateral Agent of any right or remedy under this Agreement on any one occasion shall not be construed as a waiver of any right or remedy which the Collateral Agent would otherwise have on any future occasion. No failure to exercise or delay in exercising any right, power or privilege under this Agreement on the part of the Collateral Agent shall operate as a waiver thereof; and no single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13. Severability. If any provision of this Agreement is held to be prohibited or unenforceable in any jurisdiction the substantive laws of which are held to be applicable hereto, such prohibition or unenforceability shall not affect the validity or enforceability of the remaining provisions hereof and shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in paragraph 6 hereof or by a writing signed by the parties hereto.

     15. Cumulative Remedies; Power of Attorney. The Borrower hereby irrevocably designates, constitutes and appoints the Collateral Agent (and all Persons designated by the Collateral Agent in its sole and absolute discretion) as the Borrower's true and lawful attorney-in-fact, and authorizes the

Collateral Agent and any of the Collateral Agent's designees, in the Borrower's or the Collateral Agent's name, to take any action and execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, from and after the occurrence of an Event of Default and the giving by the Collateral Agent of notice to the Borrower of the Collateral Agent's intention to enforce its rights and claims against the Borrower, to (i) endorse the Borrower's name on all applications, documents, papers and instruments necessary or desirable for the Collateral Agent in the use, prosecution or protection of the Patents or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Patents or the Licenses to anyone on commercially reasonable terms (but subject to the terms thereof), (iii) grant or issue any exclusive or nonexclusive license under the Patents or under the Licenses, to anyone on commercially reasonable terms (but only, in the case of Licenses, to the extent permitted under such Licenses) and (iv) take any other actions with respect to the Patents or the Licenses as the Collateral Agent deems in its own best interest or in the best interest of the Agents or the Lenders. The Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the Liabilities shall have been paid in full in cash and the Credit Agreement shall have been terminated. The Borrower acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Collateral Agent, the other Agents or the Lenders under the Loan Documents, but rather is intended to facilitate the exercise of such rights and remedies.

     The Collateral Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents or the Licenses may be located or deemed located. Upon the occurrence of an Event of Default and the election by the Collateral Agent to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Patents and Licenses, the Borrower agrees to assign, convey and otherwise transfer title in and to the Patents and the Licenses to the Collateral Agent or any transferee of the Collateral Agent and to execute and deliver to the Collateral Agent or any such transferee all such agreements, documents and instruments as may be necessary, in the Collateral Agent's sole discretion exercised in a commercially reasonable manner, to effect such assignment, conveyance and transfer. All of the Collateral Agent's rights and remedies with respect to the Patents and the Licenses, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence of an Event of Default, the Collateral Agent may exercise any of the rights and remedies provided in this Agreement, the Security Agreement and any of the other Loan Documents. The Borrower agrees that any notification of intended disposition of any of the Patents and Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition; provided, however, that the Collateral Agent may give any shorter notice that is commercially reasonable under the circumstances.

     16. Successors and Assigns. This Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of each of the Agents and the Lenders, and each of all of their nominees, successors and assigns. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Borrower; provided, however, that the Borrower shall not voluntarily assign or transfer its rights or obligations hereunder without the Collateral Agent's prior written consent.

     17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT FOR PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS WHICH SHALL BE GOVERNED BY THE LAWS OF THOSE JURISDICTIONS.

     18. Notices. Any notice, demand, request or any other communication required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered as provided in Section 13.10 of the Credit Agreement.

     19. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

     20. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which shall constitute one and the same agreement.

     21. Consent to Jurisdiction and Service of Process. The Borrower agrees that the terms of Section 13.20 of the Credit Agreement with respect to consent to jurisdiction and service of process shall apply equally to this Agreement.

     22. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE COLLATERAL AGENT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE COLLATERAL AGENT AND THE BORROWER ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EITHER THE BORROWER OR THE COLLATERAL AGENT

MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                       STELLEX MICROWAVE SYSTEMS, INC.


                                       By: ______________________________
                                           Name:
                                           Title:



                                       Accepted and agreed to as of the day and year first above written.

                                       FIRST UNION COMMERCIAL CORPORATION
                                                 as Collateral Agent



                                       By:_______________________________
                                          Name:  Shaun V. Kelley
                                          Title:  Vice President

                                   SCHEDULE A
                                       TO
                            PATENT SECURITY AGREEMENT
                        (STELLEX MICROWAVE SYSTEMS, INC.)

                          Dated as of October 31, 1997

                         Patents and Patent Applications


                                                          Serial/Patent
Project No/                                               No. Filing/
Status             Title              Inventor            Issued Date
------             -----              --------            -----------






                           Pending Patent Disclosures




Case #               Title                                        Status

                                   SCHEDULE B
                                       TO
                            PATENT SECURITY AGREEMENT
                        (STELLEX MICROWAVE SYSTEMS, INC.)

                          Dated as of October 31, 1997


                               License Agreements


                  LICENSES FROM THE BORROWER TO OTHER COMPANIES


Company               Subject                Term             Royalties
-------               -------                ----             ---------







                  LICENSES FROM OTHER COMPANIES TO THE BORROWER


Company               Subject/Type           Term             Royalties
-------               ------------           ----             ---------

STATE OF ________  )
                   )  SS
COUNTY OF ________ )


     On the ___ day of October, 1997, before me personally came ________________, to me known, who being by me duly sworn, did depose and say that he/she resides at _________________________________________________; that he/she is a ____________________ of STELLEX MICROWAVE SYSTEMS, INC., the corporation described in and which accepted and agreed to the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.





                                               ----------------------------
                                               Notary Public

STATE OF NEW YORK  )
                   )  SS
COUNTY OF NEW YORK )

     On the ___ day of October, 1997, before me personally came ________________, to me known, who being by me duly sworn, did depose and say that he/she resides at ______________________ ______________________; that he/she is a __________________ of First Union Commercial Corporation, the corporation described in and which accepted and agreed to the foregoing instrument; and that he/she signed his/her name thereto by authority of the board of directors of said corporation.





                                         -----------------------------
                                         Notary Public

                               SCHEDULE 1.01(A)

                       PERMITTED EXISTING INDEBTEDNESS


1. Note (the "Farm Bureau Note") Secured by Deed of Trust, dated September 6, 1991, and First Loan Modification Agreement, dated November 1, 1996, by Paragon Precision Products, Inc. ("Paragon") to Farm Bureau Life Insurance Company ("Farm Bureau") in the original principal amount of $2,850,000.

2. Guaranty (including the subordination of rights to payment) of Stellex Aerospace ("Aerospace"), formerly known as Kleinert Industries, Inc., dated September 6, 1991, and Reaffirmation of Guaranty, dated November 1, 1996, in favor of Farm Bureau with respect to Paragon's obligation under the Farm Bureau Note.

3. Guaranty of Lease by Aerospace, dated November 21, 1989, in favor of Grand Nash Company (as lessor) with respect to the performance by Scanning Electron Analysis Laboratories, Inc. ("SEAL") (as lessee) of its obligations under the Industrial Real Estate Lease, dated September, 1989, by and between Grand Nash Company and SEAL, as modified by certain Riders and by certain amendments, dated June 19, 1990 and June 12, 1995, respectively, for premises located at 250 North Nash Street, El Segundo, California 90245.

4.                Stellex Aerospace - Success Sharing Plan, dated June 1989.

5. Cost Per Copy Rental Agreement between SEAL and Astro Office Products, Inc., dated June 29, 1994, for GP-55 and NP6030.

6.                Management Incentive Plan (M.I.P.) Incentive Bonus Program.

7. The Promissory Note issued by KII Acquisition Corp. ("KII") in favor of Kleinert Industries Holding AG in the principal amount of $1,750,000.

8. In connection with and upon the consummation of the acquisition of Stellex Microwave Systems, Inc., TSMD Acquisition Corp. has agreed to adopt a 401(k) Plan.

9. Capital Lease for AS-400 computer and application software with DKM.

10. Capital Lease for Catia-CADM Application Software and certain hardware equipment with Dassault systems.

11. Various intercompany loans between the Borrowers as described in the attached list.

                             SCHEDULE 1.01(A)(11)

              List of Intercompany Loans as of October 24, 1997


                  OBLIGOR                                OBLIGEE                         AGGREGATE AMOUNT
Bandy Machining International                            Aerospace                         $ 11,654,800
("Bandy")
Paragon                                                  Aerospace                         $ 7,752,600
SEAL                                                     Aerospace                         $ 1,018,900
General Inspection                                       Aerospace                         $ 1,046,200
Laboratories, Inc.

                               SCHEDULE 1.01(B)

                           PERMITTED EXISTING LIENS


1. Uniform Commercial Code Financing Statement No. 9710060886, filed April 4, 1997 in favor of Machinery Sales Co., as Secured Party, against Paragon, as Debtor, securing one Charmilles Roboform 40 CNC Diesinking EDM machine with all standard equipment wired 230/3/60 including Hi Inertia C- Axis and 2 Ton Chiller and any additions, etc., as more particularly described thereon. (The Chief Financial Officer of Aerospace has advised that all payments have been made and that a UCC termination statement has been requested of the Secured Party.)

2. Deed of Trust with Assignment of Rents and Fixture Filing dated September 6, 1991, in the original principal amount of $2,850,000, by Paragon, as Maker, in favor of Farm Bureau, filed for record on October 16, 1991 with the Los Angeles County Registrar-Recorder/County Clerk as Instrument No. 91-1635037 (the "Farm Bureau Deed of Trust").

3. Assignment of Leases and Rents dated September 6, 1991, by Paragon in favor of Farm Bureau, filed for record on October 16, 1991 with the Los Angeles County Registrar-Recorder/County Clerk as Instrument No. 91- 1635038.

4. Uniform Commercial Code Financing Statement No. 91233708, filed October 30, 1991 in favor of Farm Bureau, as Secured Party, against Paragon, as Debtor, as continued July 19, 1996, securing goods which are located at Paragon's real property and which are used in the operation or occupancy of the real property (excepting any personal property, equipment and fixtures which are used in the trade or business conducted on the real property), general intangibles relating to the development or use of the real property, documents of membership, and proceeds and claims.

5. Cost Per Copy Rental Agreement between SEAL and Astro Office Products, Inc., dated June 29, 1994, for GP-55 and NP6030.

6. The Guarantee, dated September 6, 1991, in favor of Farm Bureau contains a provision granting Farm Bureau a lien upon and right of set-off against all monies, securities and other property of Aerospace now or hereafter in the actual or constructive possession of Farm Bureau. To the knowledge of Aerospace, Farm Bureau does not have possession of any monies, securities or any other property of Aerospace.

                                SCHEDULE 1.05

                                  KNOWLEDGE


Chairman of Stellex Industries, Inc. ("Stellex")

Vice President of Stellex

President of Stellex

Chief Financial Officer of Stellex

President of each Borrower other than Stellex

                                SCHEDULE 5.01(A)

                                    CONSENTS
                                    --------

         The following are exceptions to the satisfaction of the conditions precedent set forth in Section 5.01(g):

         1. Non-compliance with the Assignment of Claims Act, as amended.

         2. The following have not been obtained as of the date of this Agreement, all in connection with the Watkins-Johnson Acquisition:

            (a) U.S. Government approval of change of ownership of Stellex Microwave Systems, Inc. re facility security clearance.

            (b) Novation of all contracts with the U.S. Government held by Stellex Microwave Systems, Inc.

            (c) Consents to assignment, or new issuance, to Stellex Microwave Systems, Inc., and, in addition, consents to Liens in favor of the Collateral Agent, of permits, licenses and other governmental authorizations and approvals required or used in the business, including the following:


            Business Permits:

            Business                           State of California; County of
                                               Santa Clara

            Facilities Permits:

            Base Station (Facilities)          Federal Communications
                                               Commission

            Base Station (Security)            Federal Communications
                                               Commission

            Emergency generator                State of California

            Pressure vessels                   California Occupational Safety
                                               and Health Administration

            Propane tanks                      California Occupational Safety
                                               and Health Administration

            Elevator                           California Occupational Safety
                                               and Health Administration

            Boilers                            City of Palo Alto; Building
                                               Department


            Company Trucks                     California Department of Motor
                                               Vehicles

            Environmental and air permits are listed separately:

                               BAAQMD AIR PERMITS

                                                                Facility ID: 944


Schedule 3.19
   Bldg.                Location              Source No.     Exempt                                      Description
------------  ----------------------------  ---------------  -----------------  --------------------------------------------------
     1        118                                S-137       Non-Exempt         Vapor Degreaser Baron Blakeslee (Model MLR-120)

     1        B-1 Total                          S-135       Non-Exempt         BLDG. 1-Solvent Clean., Wipe Cleaning (Dispenser)
     1        Boiler Room, 73                    S-111       Exempt             Boiler
     1        Boiler Room, 80                    S-110       Exempt             Boiler
     1        MIM Assy., 115                     S-113       Exempt             MTGL/SEC, Hydrogen Annealing
     1        MIM Assy., 115 GONE                S-501       Exempt             MTGL/SEC, Annealing, Nickel
     1        MIM, 115D                          S-136       Non-Exempt         Metal Injection Molding Operation


     1        Paint Shop, 84                     S-104       Non-Exempt         Spray Booth
     1        Paint Shop, 84                     S-106       Non-Exempt         Curing Oven
     1        Paint Shop, 85                     S-105       Non-Exempt         Curling Oven
     1        Paint Shop, 85                     S-103       Non-Exempt         Spray Booth
     1        Paint Shop, 81                     S-120       Non-Exempt         Solvent Clean., Cold Cleaning, Tank #1
     1        Plate Shop, 81                     S-121       Non-Exempt         Solvent Clean., Cold Cleaning, Tank #2
     1        Plate Shop, 81                     S-114       Exempt             Misc. Chem., Electroplating Line


     2        Boiler Room, 76                    S-203       Exempt             Boiler
  2 stora                                        S-402       Non-Exempt         Vapor Degreaser Baron Blakeslee / / (Model MLR-
                                                                                120)

Schedule 3.19
   Bldg.                Location                             Chemicals
------------  ----------------------------   ------------------------------------------
     1        118                            AMS Defluxer Solvent, HCFC-
                                             225ca, HCFC-225cb

     1        B-1 Total                      IPA, Acetone
     1        Boiler Room, 73                None
     1        Boiler Room, 80                None

     1        MIM Assy., 115                 Hydrogen
     1        MIM Assy., 115 GONE            Nickel
     1        MIM, 115D                      Nickel Powder, Iron Powder,
                                             Heptane

     1        Paint Shop, 84                 Paint, Primers
     1        Paint Shop, 84                 Paint, Primers
     1        Paint Shop, 85                 Paint, Primers
     1        Paint Shop, 85                 Paint, Primers
     1        Paint Shop, 81                 IPA
     1        Plate Shop, 81                 IPA
     1        Plate Shop, 81                 Gold ACR 414, Nickel Sulfate,
                                             Copper, Nickel Sulfamate

     2        Boiler Room, 76                None
  2 stora                                    AMS Defluxer Solvent, HCFC-
                                             225ca, HCFC-225cb


                               BAAQMD AIR PERMITS


                                                                Facility ID: 944


Schedule 3.19
   Bldg.                Location              Source No.     Exempt                                      Description
------------  ----------------------------  ---------------  -----------------  ---------------------------------------------------
     3        Amp. Assy., 101A                   S-306       Non-Exempt         BLDG.3-Solvent Clean., Cold Cleaner Bath
     3        B-3 Total                          S-201       Non-Exempt         BLDG.4-Solvent Clean., Wipe Cleaning
     3        B-3 Total                          S-305       Non-Exempt         BLDG.3-Solvent Clean., Wipe Cleaning (Dispenser)
     3        Boiler Room, 70                    S-307       Exempt             Boiler
     3        Prod. Assy., 108                   S-309       Exempt             Roller Coater, Roller Ink Drying Oven, Solvent
                                                                                General

     3        Prod. Assy., 108                   S-310       Exempt             Dryer Electric, Marker Ink Drying Oven
     3        Prod. Assy., 108A                  S-301       Non-Exempt         Vapor Degreaser Baron Blakeslee (Model MLR-120)


     4        B-4 Total                          S-412       Non-Exempt         Solvent Clean., Wipe Cleaning
     4        B-6 Total                          S-608       Exempt             Solvent Clean., Cold Cleaning
     4        Boiler Room, 70                    S-414       Exempt             Boiler
     4        Elect. Testing & Assy,             S-413       Exempt             Solvent Clean., Cold Cleaner dipping into beakers
              ALL


     4        YIG Assy., 102                     S-602       Non-Exempt         Vapor Degreaser Baron Blakeslee (Model # MLR-
                                                                                120)
     4        YIG Assy., 102                     S-302       Non-Exempt         Vapor Degreaser Branson Ultrasonic


     4        YIG Assy., 102                     S-134       Exempt             Epoxy Heat Curing Ovens
     4        YIG Assy., 102                     S-133       Non-Exempt         Silk Screen, Epoxy, Epoxy Missing Appl.
     4        YIG Assy., 102                     S-132       Exempt             Misc. MTGL/SEC Solder Lead Flux


Schedule 3.19
   Bldg.                Location                             Chemicals
------------  ----------------------------   ------------------------------------------
     3        Amp. Assy., 101A               IPA
     3        B-3 Total                      IPA, Acetone
     3        B-3 Total                      IPA, Acetone
     3        Boiler Room, 70                None
     3        Prod. Assy., 108               Markem Inks


     3        Prod. Assy., 108               Markem Inks
     3        Prod. Assy., 108A              AMS Defluxer Solvent, HCFC-
                                             225ca, HCFC-225cb

     4        B-4 Total                      IPA, Acetone
     4        B-6 Total                      IPA, Acetone
     4        Boiler Room, 70
     4        Elect. Testing & Assy,         IPA, Acetone
              ALL

     4        YIG Assy., 102                 AMS Defluxer Solvent, HCFC-
                                             225ca, HCFC-225cb
     4        YIG Assy., 102                 AMS Defluxer Solvent, HCFC-
                                             225ca, HCFC-225cb

     4        YIG Assy., 102
     4        YIG Assy., 102                 Epoxy Resins, Part A & B
     4        YIG Assy., 102


                               BAAQMD AIR PERMITS


                                                                Facility ID: 944



Schedule 3.19
   Bldg.                Location              Source No.     Exempt                                      Description
------------  ----------------------------  ---------------  -----------------  --------------------------------------------------
     4        YIG Assy., 102                     S-428       Non-Exempt         Vapor Phase Solder Reflow System
     4        YIG Assy., 108                     S-127       Non-Exempt         Dipping, Wire, Conformal Coating


     4        YIG Sphere, 82                     S-128       Non-Exempt         MTGL/SEC Cleaning, Chem., Hydrocarbon
     5        Crystal Growth, 91A                S-502       Exempt             Solvent Clean., Crystal Ingot Growing
     6L       B-6 Total                          S-607       Non-Exempt         Solvent Clean., Wipe Cleaning (Dispenser)
     6L       Boiler Room                        S-610       Exempt             Boiler for Space heat Only, 2800K BTU
     6L       Integration Test, 104              S-138       Non-Exempt         Conformal Coating
     6U       Pressroom                          S-611       Exempt             Offset Printers
  Cafeter     Boiler Room                        S-204       Exempt             Boiler, Model #WGX - 1050, SN# A621331, BTU/HR
                                                                                INPUT 1050000

Schedule 3.19
   Bldg.                Location                              Chemicals
------------  ----------------------------    ------------------------------------------
     4        YIG Assy., 102                  SF-21, FC70 Flourinert
     4        YIG Assy., 108                  Humiseal 1A33, 1B73, / /1500
                                              Thinner

     4        YIG Sphere, 82                  IPA, Acetone, Diamond Slurry
     5        Crystal Growth, 91A             IPA
     6L       B-6 Total                       IPA, Acetone
     6L       Boiler Room
     6L       Integration Test, 104           Humiseal 1A33
     6U       Pressroom                       Inks
  Cafeter     Boiler Room                     None


                          OTHER ENVIRONMENTAL PERMITS


Schedule 3.19

HAZMAT PERMIT
AGENCY: PALO ALTO FIRE DEPT.

FD ID NUMBER 1818                   B-1
-----------------
FD ID NUMBER 1820                   B-3
-----------------
FD ID NUMBER 1821                   B-4
-----------------
FD ID NUMBER 1823                   B-6
-----------------


HAZWASTE PERMIT
AGENCY: SANTA CLARA COUNTY HEALTH DEPT, ENVIRONMENTAL DIV.
PERMIT NUMBER 9462-E
--------------------
FOR ENTIRE FACILITY


WASTEWATER PERMIT
AGENCY: CITY OF PALO ALTO PUBLIC WORKS DEPT (REGIONAL WATER QUALITY
CONTROL PLANT)
#94121 ZERO DISCHARGE PERMIT
----------------------------
CAL FRAN WASTEWATER TREATMENT SYSTEM SUPPORTING PLATE SHOP


CALIFORNIA HAZWASTE ID
CAD061623229
------------
AGENCY: DTSC


PERMIT BY RULE (HAZWASTE)
AGENCY: DTSC
CONDITIONALLY AUTHORIZED TO CONDITIONALLY EXEMPT
WASTEWATER TREATMENT SYSTEM SUPPORTING PLATE SHOP

STORMWATER PERMIT
AGENCY: SAN FRANCISCO BAY REGIONAL WATER BOARD
WDID #2 43S006882
-----------------
FOR ENTIRE FACILITY

     The following export licenses issued by the U.S. Department of State, Office of Defense Trade Controls, are active for TSMD products:


   Product ID:                       Country                                License Number                        Expiration Date
CV-951               Korea                                                    T-071529                            Oct 26, 1997
CV-951               Saudi Arabia                                             T-072294                            Dec 08, 1997
CV-951 FE            Bahrain                                                  T-071350                            Oct 28, 1997
WJ-31200C            Bahrain, Egypt, Kuwait, Saudi Arabia, UAE                T-075444                            Jan 24, 1999
WJ-31200C            Australia                                                T-078484                            July 31, 1999
WJ-31200C            Finland                                                  T-075413                            July 31, 1999
WJ-31200C            France, Germany, Italy                                   T-078602                            Aug 04, 1999
WJ-31200C            Taiwan                                                   T-074689                            Feb 02, 1999
WJ-31200C            India                                                     686121                             Jan 14, 1001
WJ-31290-1           Brazil, Chile, Colombia, Mexico, Venezuela               T-077384                            May 04, 1999
WJ-31290-1           Egypt, Israel, Jordan, Kuwait, UAE, Bahrain              T-077384                           April 24, 1999
WJ-312900-1          Argentina                                                T-077383                            Jun 12, 1999
WJ-312900-1          Australia, New Zealand, United Kingdom                   T-074259                            July 21, 1998
WJ-312900-1          Austria, Finland, Spain, Sweden                          T-076633                            Feb 14, 1999
WJ-312900-1          France, Germany, Italy, Turkey                           T-076632                            Feb 14, 1999
WJ-312900-1          Czech Rep, Hungary, Poland                               T-077385                            Jun 06, 1999


WJ-312900-1          Indonesia, Malaysia                                      T-076631                            Feb 09, 1999
WJ-312900-1          Japan, Singapore, Thailand                               T-074258                            Jul 28, 1999
WJ-312900-1          Saudi Arabia                                             T-077388                            Apr 24, 1999
WJ-312900-1          Taiwan                                                   T-076630                            Feb 14, 1999
WJ-31410             Germany                                                   683304                              Aug 30 2000
WJ-31410 and         Germany                                                   697806                              May 20 2001
WJ-31400

WJ-31410             Germany                                                   672954                             Aug 15, 2000
WJ-31410             Germany                                                   705247                             Apr 28, 2001
WJ-8969B             Australia                                                T-073411                            May 04, 2000
WJ-8986B2            United Kingdom                                            664190                             Feb 14, 2000
WJ-8986B-2           United Kingdom                                            588829                             Jan 13, 1998


Technical Assistance Agreements:
    Case #              Country               Customer                     Commodity                          Expiration

AG-479-96            India                CABSEC                       Training                           Dec 31, 2005
AG-465-96            UK                   Hughes UK                    FMRAAM Proposal                    Dec 31, 2005


         3. All Customer Contracts listed on Schedule 2.5(a) to the Watkins-Johnson Acquisition Agreement (a copy of which is attached hereto) require the consent of the other party to the grant of the Lien thereon to the Collateral Agent. In addition, Supplier Contracts that require such a consent are: Oracle software license (PO 22802), the Comdisco lease (PO 9726) and the Sun Finance lease (PO 9602). In addition, the nondisclosure/teaming agreements disclosed on Schedule 2.5(h) of the Watkins-Johnson Acquisition Agreement require such a consent. None of such consents has been obtained as of the date of this Agreement.

                               SCHEDULE 2.5(a)

                              Customer Contracts


Exhibit A to Schedule 2.5(a) lists all Customer Contracts that provide for payments to or performance by Seller or Company in excess of $250,000.

                                 Schedule 2.5(a)

                                    EXHIBIT A

                             OPEN ORDERS OVER $250K

                                                                  DATE         TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED         AMOUNT               AMOUNT      PROGRAM NAME
HUGHES MISSILE SYSTEMS           6-916799-R-A9-X                 6/30/95      55,744,923.00        16,062,011.00  AMRAAM LOTS 8,
                                                                                                                   9, 10
MARYLAND PROCUREMENT             MDA904-94-D-1501                3/31/94      11,925,893.90         1,403,641.00  WINDJAMMER
HUGHES MISSILE SYSTEMS           6-962271-R-A0-X                 4/15/97      11,510,835.00        11,510,835.00  AMRAAM LOT 11
MARTIN MARIETTA MILLIMETER       P87042                          8/1/97        8,821,348.00         8,821,348.00
TECHNOLOGIES                                                                                                      LONGBOW
HARRIS CORP                      4916142                         11/4/94       5,399,957.31           180,000.00  ICS
RAYTHEON TI SYSTEMS INC.         105936762                       9/10/97       3,951,012.00         3,951,012.00  P102
HUGHES MISSILE SYSTEMS           8K-906504-7F4                   9/28/93       3,429,487.00            49,227.00  AMRAAM
TEXAS INSTRUMENTS INC            100759015                       6/18/96       3,183,346.00         2,191,812.00  P102
RAYTHEON CO                      72-RY00-68-7552                 4/4/97        2,798,778.00                 0.00  AMRAAM LOT 11
RAYTHEON CO                      72-RY00-68-7515                 4/4/97        2,485,587.00                 0.00  AMRAAM LOT 11
EDL COMMUNICATIONS LTD           07013                           5/30/97       2,345,000.00         2,345,000.00  CLASSIFIED
MOTOROLA INC                     LETTER                          12/19/95      2,245,186.00            91,858.00
                                 SUBCONTRACT Q563                                                                 P94

RAYTHEON CO                      72-11G5-68-0004                 12/23/96      2,200,000.00         2,200,000.00  SM II BLK IVA
RAYTHEON CO                      72-2082-68-0085                 5/31/96       1,980,000.00           328,250.00  SM II BLK IV
RAYTHEON CO                      72-55F6-68-0195                 5/31/96       1,940,400.00         1,605,177.00  SM II BLK IV

                             OPEN ORDERS OVER $250K

                                                                   DATE         TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT       PROGRAM NAME
RAYTHEON CO                      72-RY01-68-2157                 5/16/97       1,560,000.00                 0.00   AMRAAM
E-SYSTEMS                        4061SC09                        12/19/95      1,446,127.00           411,711.00   RIVET JOINT
LOCKHEED MARTIN FEDERAL SYSTEMS  496643                          3/18/94       1,371,168.00           229,376.00   STAR
HUGHES MISSILE SYSTEMS           6-936616-R-G2-X                 12/21/95      1,310,026.00           297,594.00   SM II BLK IV
RAYTHEON CO                      92-184H-G-0005                  6/30/95       1,272,000.00            14,400.00   SLQ-32
NORTEL LTD                       NB03158                         7/25/97       1,260,000.00           163,800.00
HUGHES AIRCRAFT CO               B8-741647                       4/1/97        1,243,818.00         1,217,778.00   ICO
SEOCAL INC                       0013-A-5-02526                  1/9/95        1,182,831.00            72,468.00   MELCO

HUGHES MISSILE SYSTEMS           6-965204-R-G2-X                 8/3/97        1,070,786.00         1,070,786.00   SM2/ESSM
NORTEL LTD.                      NB03104                         3/11/97       1,002,000.00           546,925.00   OC-48
HUGHES AIRCRAFT CO               M2-637508-AJ7                   6/25/96       1,000,000.00           531,250.00   F15 RDR SET MSIP
LITTON SYSTEMS INC               C5065                           3/19/97         932,120.00           682,110.00   E2C
HUGHES AIRCRAFT CO               B8-741632                       6/27/97         828,235.00           778,906.00   ICO
BOEING NORTH AMERICA             V6CA650200F                     12/5/95         751,107.00            48,000.00   PAC 3
LOCKHEED MARTIN FEDERAL SYSTEMS  152902                          6/20/96         749,500.00           349,500.00   AV1
HUGHES MISSILE SYSTEMS           6-936623-R-A9-X                 3/29/96         737,800.00           234,515.00   SM II BLK III
                                                                                                                     & IV
NORTEL LTD                       NB03943                         9/10/97         729,000.00           729,000.00


                            OPEN ORDERS OVER $250K


                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
NORTEL LTD                       NB03592                         8/1/97          630,000.00           630,000.00
HUGHES AIRCRAFT CO               B8-599658-FLS                   11/2/95         535,359.00               699.00   MDR
IFR SYSTEMS INC                  202008                          3/8/95          535,009.00            14,668.00
TEXAS INSTRUMENTS INC            100759031                       5/30/97         525,000.00           525,000.00   P3 I
RAYTHEON CO                      92-227-H-G-2029                 9/1/95          518,202.00            22,724.00   ALQ-184
LOCKHEED MARTN AEROSPACE         KKM007288                       12/23/92        515,000.00           181,405.00   SCAMP
HARRIS CORP                      6943858                         12/20/96        510,963.00            12,582.00   HT
RAYTHEON TI SYSTEMS INC          105936747                       9/10/97         487,000.00           487,000.00   P102
HUGHES MISSILE SYSTEMS           LSC 8K-858373-7G2               5/30/97         484,465.00           384,715.00   SM II
RAYTHEON CO                      53-54G0-BR-0001                 12/17/96        466,612.00           124,933.31   ESSM
HUGHES MISSILE SYSTEMS           8K-831170-7F3                   3/31/95         443,361.17            36,170.59   AMRAAM
RAYTHEON CO                      72-RY01-68-0112                 5/22/97         443,300.00           393,250.00   SPARROW
ALCATEL NETWORK SYSTEMS          39300004041                     5/28/96         442,210.00           158,630.00   ACES, MTSAT,
                                                                                                                     WORLDSTAR

MARYLAND PROCUREMENT             MDA904-96-C-1373                9/27/96         420,549.00            53,505.00   WINDJAMMER
DEFENSE SUPPLY CENTER            SP0970-94-D-C006/               2/12/97         396,934.00           266,867.00
                                 0004,0005,0006

U.S. AIR FORCE                   F09603-95-D-0908                10/28/95        390,607.00           223,530.00   ALQ-184
                                 DO 0001/0002

                            OPEN ORDERS OVER $250K


                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
RAYTHEON CO                      72-RY02-68-4287                 8/28/97         387,777.00           387,777.00   AMRAAM
IFR SYSTEMS INC                  202005                          2/28/95         380,794.82             2,114.00
RAYTHEON CO                      72-RY01-68-3188                 5/22/97         374,660.00           374,660.00   SPARROW
AIL SYSTEMS                      120100-000                      12/12/96        372,552.00           169,164.00   EA6B
HUGHES MISSILE SYSTEMS           6-907044-B-L6                   5/21/93         370,820.00            47,371.00   AMRAAM
MARYLAND PROCUREMENT             MDA904-96-C-1409                9/27/96         330,584.00           180,512.00   Z-GROUP
SAAB ERICSSON SPACE              53-6-1059                       10/22/96        326,420.00            71,840.00
WAVETRON INC                     W951215010WJ                    12/18/95        312,715.91            24,307.67
IFR SYSTEMS INC                  202007                          3/8/95          312,200.00            16,100.00
MOTOROLA INC                     276057 5D                       8/18/97         279,125.00           279,125.00  IRIDIUM
RAYTHEON CO                      72-RY00-68-7760                 4/4/97          273,735.00                 0.00  AMRAAM LOT 11
RAYTHEON CO                      72-RY02-68-6211                 9/12/97         273,000.00           117,000.00  AMRAAM
U.S. NAVY                        N00383-97-C-B003                1/3/97          267,456.00           241,984.00  E2C
LOCKHEED MARTIN AEROSPACE        KKM007316                       8/25/93         259,000.00            45,313.00  SCAMP
GROUP TECHNOLOGIES               360000268                       4/28/97         254,250.00           157,070.00  AMRAAM

                               SCHEDULE 2.5(a)

                           SUPPLEMENT TO EXHIBIT A


                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
1.       HMSC                    6-916799-R-A9-K                 6/30/95        $55,744,923          $16,062,011   AMRAAM Lots 8,
                                                                                                                     9,10

         (a)      8/25/94 Memorandum of Agreement (MOA) definitizes Lot 8 pricing at $16,193,931 and provides option pricing for
                  Lots 9 and 10.  The MOA also provides discounts (Enterprise Cost Reduction Initiative--ECRI) to HMSC dependent on the amount of business placed with WJC during 1995 and 1996.
         (b)      9/21/94 Letter Subcontract with NTE of $16,193,931 (for Lot 8) with NTE options of $25,737,000--Lot 9 and
                  $23,912,000--Lot 10.
         (c)      3/9/95 MOA amends 8/25/94 MOA, but still provides Lot 8 pricing at $16,193,931 and provides option pricing for
                  Lots 9 and 10. The MOA also provides discounts (ECRI) to HMSC dependent on amount of business placed with WJC during 1995 and 1996.
         (d)      6/29/95 Letter amendment for Lot 9 option at firm fixed price $14,214,755.
         (e)      8/5/95 Letter amendment providing VE incentive payment of $1,053,218 for the DL/RF Processor for AMRAAM Lots 7
                  and 8.
         (f)      9/28/95 Letter amendment for AMRAAM Lot 8 consideration amount of $1,460,118.
         (g)      Undated original PO #6-916799-R-A9-X (signed by WJC 10/3/95) at firm fixed price of $16,193,931 (for Lot 8).
                  Includes option pricing provisions for Lots 9 and 10.
         (h)      11/2/95 Letter amendment for AMRAAM Lot 9 Value Engineering (VE) incentive payment in the amount of $1,448,951 for
                  DL/RF Processor.
         (i)      12/6/95 Letter amendment for AMRAAM Lot 8 consideration amount of $1,460,118.
         (j)      3/14/96 Letter amendment for AMRAAM Lot 8 spares in the amount of $346,416.
         (k)      5/23/96 Change Letter OA amends original purchase order (PO) to a revised total of $35,985,723.
         (l)      6/14/96 E-mail amendment for AMRAAM Lot 9 spares in the amount of $1,743,058.
         (m)      6/28/96 Letter amendment exercising Lot 10 option in the amount $19,513,237.
         (n)      8/26/96 Change Letter OB amends the original PO to a revised total of $55,498,960.

                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
         (o)      8/30/96 Letter amendment for AMRAAM Lot 7 and 8 VE incentive payment for RF Processor in the amount of $63,352.
         (p)      8/30/96 Letter amendment for AMRAAM Lot 9 VE incentive for RF Processor in the amount of $49,349.
         (q)      9/10/96 Change of Letter OC amends the original PO (but not in total dollar amount)-- still $55,498,960.
         (r)      Undated Preliminary Change Letter OD (stamped as received 9/25/96) amends the original PO to a revised total of
                  $55,611,661.
         (s)      Undated Preliminary Change Letter OD (stamped as received 12/11/96) amends the original PO to a revised total of

                  $53,479,049.
         (t)      Undated Preliminary Change Letter OD (stamped as received 12/20/96) amends the original PO to a revised total of $55,744,923.
         (u)      9/30/97 Letter Agreement between WJC and HMSC finalizing an ECRI agreement.

                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
2.       Maryland Procurement          MDA904-94-D-1501          3/31/94        $11,925,893.90        $1,403,641   Windjammer
         Office (MPO)

         (a)      3/31/94 Contract # MDA904-94-D-1501 for a total NTE amount of $29,579,848.02.
         (b)      3/31/94 Delivery Order No. 0001 under Contract/Purchase Order No. MDA904-94-D-1501 for a total amount of
                  $6,824,350.02.
         (c)      12/19/94 Amendment/Modification No. P00001 to Delivery Order No. 0001 under Contract No. MDA###-##-####
                  (no change in total contract amount).
         (d)      12/27/94 Delivery Order No. 0002 under Contract/Purchase Order No. MDA904-94-D-1501 for a total amount of
                  $2,517,675.
         (e)      1/13/95 Amendment/Modification No. P00002 to Contract No. MDA###-##-#### (no change in total contract amount).
         (f)      2/09/95 Amendment/Modification No. P00001 to Delivery Order No. 0002 under Contract No. MDA###-##-#### (no change in total contract amount).
         (g)      3/29/95 Amendment/Modification No. P00003 to Contract No. MDA###-##-#### (no change in total contract amount).
         (h)      5/17/95 Amendment/Modification No. P00004 to Contract No. MDA###-##-#### (no change in total contract amount).
         (i)      8/4/95 Amendment/Modification No. P00005 to Contract No. MDA###-##-#### (increases the total NTE amount from
                  $29,579,848.02 to $30,048,549.02).

                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
         (j)      8/04/95 Delivery Order No. 0003 under Contract/Purchase Order No. MDA904-94-D-1501 for a total amount of
                  $545,700.
         (k)      9/29/95 Delivery Order No. 0004 under Contract/Purchase Order No. MDA904-94-D-1501 for a total amount of
                  $1,260,733.
         (l)      11/27/95 Amendment/Modification No. P00001 to Delivery Order No. 0004 under Contract No. MDA###-##-#### (no change to total contract amount).
         (m)      1/4/96 Delivery Order No. 0005 under Contract/Purchase Order No. MDA904-94-D-1501 for a total amount of $682,740.
         (n)      3/29/96 Delivery Order No. 0006 under Contract/Purchase Order No. MDA###-##-#### for a total amount of $149,386.
         (o)      4/11/96 Amendment/Modification No. P0001 to Delivery Order No. 0005 under Contract No. MDA###-##-#### (no change to total contract amount).
         (p)      4/11/96 Amendment/Modification No. P00001 to Delivery Order No. 0006 under Contract No. MDA###-##-#### (no change to total contract amount).
         (q)      9/10/96 Amendment/Modification No. P00001 to Delivery Order No. 0003 under Contact No. MDA904-94-D-1501
                  (de-obligates Delivery Order No. 0003 for $545,700).
         (r)      9/10/96 Amendment/Modification No. P00002 to Delivery Order No. 0005 under Contract No. MDA###-##-####
                  (de-obligates Delivery Order No. 0005 for $682,740).
         (s)      9/10/96 Amendment/Modification No. P00006 to Contract No. MDA904-94-D-1501 (no change to total contract amount).

         (t)      9/10/96 Amendment/Modification No. P00002 to Delivery Order No. 0004 under Contract No. MDA904-94-D-1501 (no change to total contract amount).
         (u)      9/11/96 Delivery Order No. 0007 under Contract No. MDA904-D-1501 for the amount of $1,173,750.
         (v)      11/18/96 Amendment/Modification No. P00001 to Delivery Order No. 0007 under Contract No. MDA904-94-D-15010 (total contract amount is unchanged).
         (w)      9/25/97 Amendment/Modification No. P00007 to Contract No. MDA904-94-D-1501 (total contract amount is unchanged).
         (x)      SUMMARY: (b) + (d) + (j) + (k) + (m) + (n) - (q) - (r) + (u) = $11,925,894.

3.       HMSC                     6-962271-R-A0-X                4/15/97        $11,510,835          $11,510,835   AMRAAM Lot 11


                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
         (a)      4/14/97 Letter Subcontract in the amount $12,077,765 for AMRAAM Lot 11.  (Note: booked at $11,510,835 for ECRI reserve).
         (b)      9/30/97 Letter Agreement between WJC and HMSC finalizing an ECRI agreement.

4.       Martin Marietta
           Millimeter             P87042                         8/1/97         $8,821,348            $8,821,348     Longbow
         Technologies (MMMTI)

         (a)      8/1/97 Letter Contract No. P87042 for the firm fixed price of $8,821,348 with option pricing.
         (b)      9/16/97 Contract (total dollar amount sums to $8,821,348 with a series of options extending out to the year 2004 and performance incentives of up to $200,000) for the Longbow Hellfire Modular Missile System Program.

5.       Harris Corp               4916142                        11/4/94        $5,399,957.31        $180,000      ICS

         (a)      10/28/94 Letter Subcontract # 4916142 with a NTE limitation of $2,777,172.
         (b)      11/08/94 Change Order No. 1 to Letter Subcontract # 4916142 with a NTE limit of $2,777,172 which includes an option for $730,288 for additional units.
         (c)      1/30/95 Original PO # 4916142 is a definitive cost plus incentive fee subcontract for the total amount of
                  $2,439,774.  There is also incremental funding of an additional $300,000.
         (d)      3/22/95 Change Order No. 1 increases the "ceiling price" from $2,439,774 to $3,135,588 (the incremental funding remains at $300,000).
         (e)      4/7/95 Change Order No. 2 increases the ceiling price from $2,439,774 to $3,277,900 and increases the incremental funding from $300,000 to $1,100,000.
         (f)      6/30/95 Change Order No. 3 increases the ceiling price from $3,277,900 to $3,848,104 and increase the incremental funding from $1,100,000 to $1,500,000.

         (g)      8/16/95 Change Order No. 4 increases the ceiling price from $3,848,104 to $3,857,104 and increases the incremental funding from $1,500,000 to $1,509,000.
         (h)      10/19/95 Change Order No. 5 increases the incremental funding from $1,509,000 to $2,309,000 (the ceiling price is not changed).
         (i)      11/30/95 Change Order No. 6 increases the incremental funding from $2,309,000 to $3,109,000 (the ceiling price is not changed).
         (j)      2/7/96 Change Order No. 7 increases the incremental funding from $3,109,000 to $3,609,000 (the ceiling price is not changed).

                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
         (k)      2/19/96 Change Order No. 8 increases the ceiling price from $3,857,104 to $3,909,957 and increases the incremental funding from $3,609,000 to $3,909,957.
         (l)      1/3/97 Change Order No. 9 increases the total funding from $3,909,957 to $4,209,957 and provides for delivery incentives of $1,500,000.
         (m)      2/24/97 Change Order No. 10 does not change any of the totals from Change Order No. 9.
         (n)      3/19/97 Change Order No. 11 does not change the total funding, but increases the incremental funding from
                  $4,209,957 to $4,909,957.
         (o)      6/12/97 Change Order No. 12 increases the incremental funding from $4,909,957 to $5,409,957.
         (p)      The schedule amount should read $5,409,957 and the total open amount should be $240,000. The difference resulted from a credit memo and a booking adjustment. The Oracle database will be adjusted to reflect the proper amounts.

6.       Raytheon TI
           Systems (RTIS)          105936762                     9/10/97         $3,951,012           $3,951,012    P102

         (a)      8/27/97 Memorandum of Agreement in the amount of $3,951,012.
         (b)      9/4/97 Original PO # 105936762 for the firm fixed price of $3,951,012.

7.       HMSC                     8K-906504-7F4                   9/28/93        $3,429,487           $49,227        AMRAAM

         (a)      4/11/94 Original PO # 8K-906504-7F4 for the firm fixed price $928,654.
         (b)      7/25/94 Memorandum of Agreement for the firm fixed price of $805,058 with an option for firm fixed pricing for
                  Phase III in the amount of $1,695,775.
         (c)      9/29/94 Change Letter OA amends the original PO to a revised total of $3,429,487.

8.       Texas Instruments (TI)     100759015                     6/18/96         $3,183,346           $2,191,812     P102


         (a)      6/12/96 Change A (this is the original PO) the total PO amount is listed at $3,183,346.
         (b)      8/20/96 Change B to original PO (the total PO amount remains at $3,183,346).
         (c)      8/20/96 Change B-C to original PO (the total PO amount remains at $3,183,346).
         (d)      9/4/96 Change D-E to original PO (the total PO amount remains at $3,183,346).


                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
         (e)      9/27/96 Change F to original PO (the total PO amount remains at $3,183,346).
         (f)      3/31/97 Change G-J to original PO (the total PO amount remains at $3,183,346).
         (g)      5/01/97 Change K to original PO (the total PO amount remains at $3,183,346).
         (h)      Undated (TI's approval date is 9/12/97) Change L to original PO (the total PO amount remains at $3,183,346).

9.       Raytheon Co.               72-RY00-68-7552               4/4/97          $2,798,778           $0            AMRAAM Lot 11

         (a)      4/4/97 Fax Turn-On PO # 72-RY00-68-7552 for the firm fixed price of $2,798,778.
         (b)      4/15/97 Original PO # 72-RY00-68-7552 at the firm fixed price of $2,798,778.

10.      Raytheon Co.             72-RY00-68-7515                 4/4/97         $2,485,587           $0             AMRAAM Lot 11

         (a)      4/4/97 Fax Turn-On PO # 72-RY00-68-7552 for the firm fixed price of $2,485,587.
         (b)      4/15/97 Original PO # 72-RY00-68-7552 at the firm fixed price of $2,485,587.

11.      EDL Communications LTD    07013                          5/30/97        $2,345,000           $2,345,000     Classified

         (a)      5/21/97 Original PO # 07013 for a total amount of $2,345,000 (with an option for an additional $33,400).

12.      Motorola Inc.            Letter Subcontract              12/19/95        $2,245,186          $91,858        P94
                                        Q563

         (a)      6/11/96 Letter Subcontract for $2,171,592.
         (b)      7/1/96 Supplemental Agreement #1 revises the incremental funding from $2,171,592 to $2,192,497
         (c)      8/15/96 Supplemental Agreement #2 revises the incremental funding from $2,192,497 to $2,217,320 fully funded.
         (d)      12/16/96 Supplemental Agreement #3 revises the incremental funding from $2,217,320 to $2,237,831.
         (e)      The difference between supplemental agreement #3 and the total order amount reflects unavailable documentation.

13.      Raytheon Co.             72-11G5-68-0004                 12/23/96       $2,200,000           $2,200,000    SM II BLK IVA

                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
         (a)      12/05/96 Original PO # 72-11G5-68-0004 with a total NTE amount of $2,376,000 but funded only to $530,000.  This PO was originally booked at $2,200,000 to reflect a possible reserve.
         (b)      9/24/97 Change Order 1 to original PO which definitizes the pricing at $2,376,000.  Subsequent to definitizing this PO, the order has been booked at $2,376,000.

14.      Raytheon Co.              72-2082-68-0085                 5/31/96       $1,980,000           $328,250       SM II BLK IV

         (a)      5/30/96 Original PO # 72-2082-68-0085 in the amount of $1,980,000.

15.      Raytheon Co.               72-55F6-68-0195                5/31/96       $1,940,400           $1,605,177     SM II BLK IV

         (a)      5/30/96 Original PO # 72-55F6-68-0195 in the amount of $1,940,400.
         (b)      1/23/97 Change Order No. 1 amends the original PO (no change in total dollar amount).
         (c)      6/02/97 Change Order No. 2 amends the original PO (no change in total dollar amount).

16.      Raytheon Co.              72-RY01-68-2157                  5/16/97       $1,560,000          $0             AMRAAM

         (a)      5/14/97 Original PO # 72-RY01-68-2157 in the amount of $1,552,000.
         (b)      5/20/97 Change Order 1 amends the original PO to a revised total amount of $1,560,000.
         (c)      9/20/97 Change Order 2 (no change to total PO amount).

17.      E-Systems                 4061SC09                        12/19/95       $1,446,127          $411,711       Rivet Joint


         (a)      12/15/95 Subcontract # 4061SC09 for the firm fixed price of $1,446,127.
         (b)      2/14/96 Modification S/A No. 1 (does not impact total subcontract amount).

18.      Lockheed Martin Federal    496643                        3/18/94         $1,371,168          $229,376       Star
         Systems

         (a)      3/18/94 MOA for the firm fixed price of $40,000 (which is dependent upon the actual amount of work performed) and also provides an additional option pricing structure totalling $2,220,322.

                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
         (b)      3/30/94 Fax Turn-On exercising option 1 under the 3/18/94 MOA for the amount $40,000.
         (c)      4/15/94 Original PO # 496643 for the firm fixed amount of $80,000 (which is dependent upon the actual amount of work performed) and also provides an additional option pricing structure.
         (d)      4/29/94 Alteration No. 1 to original PO # 496643 which exercises option 2 and increases the "commitment" from
                  $80,000 to $120,000.
         (e)      5/27/94 Alteration No. 2 to original PO which exercises option 3 and increases the commitment from 120,000 to
                  $160,000.
         (f)      6/29/94 Alternation No. 3 to original PO which exercises option 4 and increases the commitment amount from
                  $160,000 to $200,000.
         (g)      7/28/94 Alteration No. 4 to original PO which exercises options 5-9 and increases the commitment amount from
                  $200,000 to $360,000.
         (h)      1/20/95 Alteration No. 5 to original PO which exercises option 10 (for January) and increases the commitment amount from $360,000 to $388,074.
         (i)      2/7/95 Alteration No. 6 to original PO which exercises option 10 (for February) and increases the commitment amount from $388,074 to $424,504.
         (j)      3/1/95 Alteration No. 7 to original PO which exercises option 10 (for March) and increases the commitment amount from $424,054 to $460,934.
         (k)      4/3/97 Alteration No. 8 to original PO which exercises option 10 (for April) and increases the commitment amount from $460,934 to $497,364.
         (l)      5/1/95 Alteration No. 9 to original PO which exercises option 10 (for May) and increases the commitment amount from $497,364 to $533,794.
         (m)      5/31/95 Alteration No. 10 to original PO which exercises option 10 (for June and July) and increases the commitment amount from $533,794 to $606,654.
         (n)      7/31/95 Alteration No. 11 to original PO which exercises option 10 (for August and September) and increases the commitment amount from $606,654 to $679,514.
         (o)      10/12/95 Alteration No. 12 to original PO which exercises option 10 (for October, November and December) and increases the commitment amount from $679,514 to $788,804.
         (p)      12/1/95 Alteration No. 13 to original PO which exercises option 11 (for January and February) and increases the commitment amount from $788,804 to $852,176.

                                                                  DATE          TOTAL ORDER          TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED          AMOUNT               AMOUNT      PROGRAM NAME
         (q)      2/20/96 Alteration No. 14 to original PO which exercises option 11 (for March - September) and increases the commitment amount from $852,176 to $1,073,978.
         (r)      8/19/96 Alteration No. 15 to original PO (with no change in the total amount).
         (s)      10/18/96 Alteration No. 16 to original PO which exercises option 11 (for October 1996 - September 1997) and increases the commitment amount from $1,073,978 to $1,371,168.

19.      HMSC                      6-936616-R-G2-X                12/21/95       $1,310,026           $297,594      SM II BLK IV

         (a)      12/20/96 MOA for the firm fixed price of $1,460,026 ($150,000 of this MOA amount is assigned to PO #
                  6-957948-R-G2).
         (b)      1/31/97 Original PO # 6-936616-R-G2-X for the firm fixed price of $1,310,026.
         (c)      6/24/97 Change Letter OA to original PO (does not change the total PO amount--stays at $1,310,026).
         (d)      9/16/97 Change Letter OB to original PO (does not change the total PO amount).

20.      Raytheon Co.              92-184H-G-0005                  6/30/95       $1,272,000           $14,400        SLQ-32

         (a)      6/22/95 Original PO # 92-184H-G-0005 for the total amount of $1,248,000.
         (b)      6/30/95 Fax Turn-On (references to PO # 92-184H-G-0005) for the total amount of $1,248,000.
         (c)      10/16/95 Change Order No. 2 (total PO amount remains at $1,248,000).
         (d)      12/09/95 Change Order No. 3 amends the original PO to a revised total amount of $1,272,000.
         (e)      10/16/96 Change Order No. 5 (no change to total PO amount).
         (f)      1/27/97 Change Order No. 7 (no change to total PO amount).
         (g)      Change Order No.'s 1, 4 and 6 are not in the folder.  These Change Orders were issued internally at Raytheon and not released to WJC.

21.      Nortel Ltd.               NB03158                         7/25/97        $1,260,000          $163,800

         (a)      4/1/97 fax cover sheet cancelling PO # NB01522 and entering PO # NB03158 in the amount of $1,260,000 (no PO in file).

22.      Hughes Aircraft Co.      B8-741647                       4/1/97         $1,243,818           1,217,778 ICO


                                                                  DATE        TOTAL ORDER           TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED        AMOUNT                AMOUNT     PROGRAM NAME
         (a)      6/12/97 Letter subcontract for $1,375,358.
         (b)      8/28/97 Revision 1 to Letter Subcontract which provides for the firm fixed total contract amount of $1,247,198.
                  The Schedule amount ($1,243,818) will be adjusted to reflect the firm fixed contract amount ($1,247,198).

23.      Seocal Inc.              0013-A-5-02526                  1/9/95       1,182,831            $72,468       MELCO

         (a)      8/31/95 Original PO # 0013-A-5-02526 for $1,249,997.
         (b)      4/16/96 PO Revision #1 which decreases the total PO amount from $1,249,997 to $1,238,053.
         (c)      5/28/96 PO Revision #3 which decreases the total PO amount from $1,238,053 to $1,231,411.
         (d)      Revision #2 not received by WJ.  The difference between the Revision #3 total PO amount ($1,231,411) and the
                  Schedule amount ($1,182,831) reflects commissions which are taken against the total PO amount.

24.      HMSC                     6-965204-R-G2-X                 8/3/97       $1,070,786           $1,070,786    SM2/ESSM

         (a)      7/21/97 Original PO # 6-965204-R-G2-X for the total amount of $894,368 (also includes 1998 and 1999 option pricing).
         (b)      8/29/97 Change Letter OA amends the original PO to a revised total of $1,070,786 (includes the 1998 and 1999 options)
         (c)      9/16/97 Change of letter OB amends the original PO (total PO amount remains at $1,070,786) (Change Letter OB also includes the 1998 and 1999 options).

25.      Nortel Ltd.              NB03104                         3/11/97      $1,002,000           $546,925      OC-48

         (a)      3/11/97 Original PO # NB03104 for $1,002,000

26.      Hughes Aircraft Co.      M2-637508-AJ7                   6/25/96      $1,000,000           $531,250       F15 RDR SET MSIP

         (a)      6/7/96 Original PO # M2-637508-AJ7 for 1,000,000.


27.      Litton Systems, Inc.     C5065                           3/19/97      $932,120             $682,110      E2C

         (a)      3/14/97 Original PO # C00005065 for the total amount of $932,120.

28.      Hughes Aircraft Co.      B8-741632                       6/27/97      $828,235.00          $778,906      ICO

                                                                  DATE        TOTAL ORDER           TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED        AMOUNT                AMOUNT     PROGRAM NAME
         (a)      6/12/97 Letter Subcontract for total proposed price of $909,201.
         (b)      8/28/97 Revision 1 to Letter Subcontract which provides for the firm fixed total contract amount of $831,306.  The
                  Schedule amount ($828,235) will be adjusted to reflect the firm fixed contract amount ($831,306).

29.      Boeing North America      V6CA650200F                    12/5/95      $751,107             $48,000       PAC 3

         (a)      11/10/95 Original PO # V6CA650200F for a NTE limit of $368,000.
         (b)      12/07/95 Change Notice Number 1 to original PO # V6CA650200F (Definitized contract at firm fixed price of
                  $368,000).
         (c)      12/15/95 Change Notice Number 2 (no change to total PO amount).
         (d)      4/17/96 Change Notice Number 3 (no change to total PO amount).
         (e)      5/30/96 Change Notice Number 4 (no change to total PO amount).
         (f)      10/15/96 Change Notice Number 5 (no change to total PO amount).
         (g)      2/07/97 Change Notice Number 6 (no change to total PO amount).
         (h)      2/14/97 Change Notice Number 7 (no change to total PO amount).
         (i)      2/19/97 Change Notice Number 8 (no change to total PO amount).
         (j)      3/07/97 Change Notice Number 9 (no change to total PO amount).
         (k)      4/22/97 Change Notice Number 10 (no change to total PO amount).
         (l)      5/28/97 Change Notice Number 11 (no change to total PO amount).
         (m)      7/02/97 Change Notice Number 12 (no change to total PO amount).
         (n)      7/10/97 Change Notice Number 13 (no change to total PO amount).
         (o)      7/31/97 Change Notice Number 14 increases the total PO amount to $751,107.
         (p)      8/19/97 Change Notice Number 15 (no change to total PO amount).


                                                                  DATE        TOTAL ORDER           TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED        AMOUNT                AMOUNT     PROGRAM NAME

30.      Lockheed Martin Federal   152902                          6/20/96     $749,500             $349,500       AV 1
         Systems

         (a)      6/10/96 Letter Contract Number PO 686380 with a NTE limit $773,134 and a funding limit of $400,000.
         (b)      8/8/96 PO # 152902 for the total firm fixed price of $715,000 (supersedes Letter Contract Number PO 686380).
         (c)      10/1/96 authorization increases PO by $34,500 to $749,500.
         (d)      12/4/96 PO # 152902 for the total amount of $749,500.

31.      HMSC                     6-936623-R-A9-X                 3/29/96      $737,800             $234,515      SM II BLK III & IV

         (a)      4/18/96 Original PO # 6-936623-R-G2-X for the firm fixed amount of $658,750.
         (b)      5/30/96 Change Letter OA to original PO # 6-936623-R-G2-X which increases the total PO amount to $708,815.
         (c)      9/05/96 Change Letter OB to original PO # 6-936623-R-G2-X which increases the total PO amount of $737,800.
         (d)      6/03/97 Change Letter OC to original PO # 6-936623-R-G2-X (no change to total PO amount).
         (e)      7/08/97 Change Letter OD to original PO # 6-936623-R-G2-X (no change to total PO amount).
         (f)      Note that the PO # was changed from 6-936623-R-A9-X to 6-936623-R-G2-X to reflect a change at HMSC in their own internal buyer code.

32.      Nortel Ltd.              NB03943                         9/10/97      $729,000             $729,000

         (a)      9/5/97 Original PO # NB03943 via fax 9/8/97 in the amount of $729,000.

33.      Nortel Ltd.              NB03592                          8/1/97      $630,000             $630,000

         (a)      6/17/97 Original faxed PO # NB03592 in the amount of $630,000.

34.      Hughes Aircraft Co.      B8-599658-FLS                   11/2/95      $535,359             $699          MDR

         (a)      5/17/96 Original PO # N-B8-599658 for $467,233.
         (b)      7/31/96 Revision 1 to PO # N-B8-599658 (no change to total PO amount).



                                                                  DATE        TOTAL ORDER           TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED        AMOUNT                AMOUNT     PROGRAM NAME
         (c)      1/6/97 Revision 2 to PO # N-B8-599658 (no change to total PO amount).
         (d)      3/4/97 Revision 3 to PO # N-B8-599658 which decreases the total PO amount from $467,233 to $462,549. The difference between the Schedule amount ($535,359) and the Revision 3 amount ($462,549) reflects the following two items: (i) a credit memo for $72,111 which was not reflected in the Schedule amount and (ii) a $699 line item which was cancelled, but contained in the Schedule and total open amount. The schedule should reflect $462,549 and the total open amount should be $0.
         (e)      This PO has subsequently been closed out the Oracle database properly updated.

35.      IFR Systems Inc.         202008                          3/8/95       $535,009             $14,668

         (a)      2/10/95 Requirements Purchase Agreement with Appendix A PO # 202008 for $656,200 (difference is due to incremental ordering).

36.      Texas Instruments Inc.   100759031                       5/30/97      $525,000             $525,000       P3 I

         (a)      5/29/97 Letter Subcontract (references to PO # 10075931) for the NTE amount of $730,000 ($650,000 of which applies to PO # 100759031).
         (b)      6/18/97 Original PO # 100759031 for the firm fixed amount of $450,000.
         (c)      6/26/97 MOA for the amount of $605,000 ($525,000 of which applies to PO # 100759031).
         (d)      6/26/97 Revision A to original PO # 100759031 which increases the total PO amount to $525,000.

37.      Raytheon Co.             92-227-H-G-2029                 9/1/95       $518,202             $22,724       ALQ-184

         (a)      9/6/95 Original PO # 92-227H-G-2029 for the total amount of $490,360.
         (b)      10/16/95 Change Order No. 1 to the original PO which increases the total PO amount to $518,202.
         (c)      11/15/96 Change Order No. 2 (no change to total PO amount).

38.      Lockheed Martin
           Aerospace              KKM007288                       12/23/92      $515,000             $181,405      SCAMP

         (a)      12/22/92 Letter Subcontract KKM007288 for a NTE limit of $515,000 funded to $150,000.
         (b)      12/23/92 Original PO # KKM007288 funded to $150,000.
         (c)      4/27/93 Amendment # PO1 to PO # KKM007288 which increases the total PO to a firm fixed price of $515,000.




                                                                  DATE        TOTAL ORDER           TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED        AMOUNT                AMOUNT     PROGRAM NAME
         (d)      3/04/94 Amendment # PO2 to PO # KKM007288 (no change to total PO amount).
         (e)      7/27/94 Amendment # PO3 to PO # KKM007288 (no change to total PO amount).
         (f)      8/25/94 Amendment # PO4 to PO # KKM007288 (no change to total PO amount).
         (g)      9/06/94 Amendment # PO5 to PO # KKM007288 (no change to total PO amount).
         (h)      10/18/94 Amendment # PO6 to PO # KKM007288 (no change to total PO amount).
         (i)      10/26/94 Amendment # PO7 to PO # KKM007288 (no change to total PO amount).
         (j)      10/27/94 Notice of Termination for Convenience of PO # KKM007288.
         (k)      10/28/94 Confirms Notice of Termination providing additional instructions.

39.      Harris Corp.             6943858                         12/20/96     $510,963             $12,582        HT

         (a)      3/7/97 Original PO # 6943858 for $510,963.

40.      Raytheon TI Systems Inc.   105936747                      9/10/97     $487,000             $487,000       P102

         (a)      8/27/97 MOA includes pricing for two PO's ($3,951,012 for PO # 105936762 and $487,000 for PO # 105936747) and
                  additional option pricing.
         (b)      9/3/97 Original PO # 105936747 for the total amount of $487,000.

41.      HMSC                     LSC 8K-858373-7G2               5/30/97      $484,465             $384,715      SM II

         (a)      5/29/97 Original PO # LSC 8K-858373-7G2 for an estimated final commitment NTE limit of $484,465 (includes option pricing).
         (b)      8/27/97 MOA for the firm fixed total of $484,465 (and also provides for option pricing).
         (c)      9/26/97 Change Letter OA amends the original PO (lists total PO amount at $484,465) (Change Letter OA also includes option pricing).

42.      Raytheon Co.             53-54G0-BR-0001                 12/17/96     $466,612             $124,933.31   ESSM


         (a)      12/10/96 Original PO # 53-54G0-BR-0001 for the not to exceed amount $495,672.
         (b)      4/14/97 Change Order No. 1 amends original PO # 53-54G0-BR-0001 to a revised firm fixed price of $466,612.


                                                                  DATE        TOTAL ORDER           TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED        AMOUNT                AMOUNT     PROGRAM NAME
         (c)      4/29/97 Change Order No. 2 (no change to total PO amount).
         (d)      6/08/97 Change Order No. 3 (no change to total PO amount).
         (e)      9/03/97 Change Order No. 4 (no change to total PO amount).

43.      HMSC                     8K-831170-7F3                   3/31/95      $443,361.17          $36,170.59    AMRAAM

         (a)      3/31/95 Original PO # 8K-831170-7F3 for the firm fixed total PO amount of $443,361.17.

44.      Raytheon Co.             72-RY01-68-0112                 5/22/97      $443,300             $393,250      Sparrow

         (a)      5/20/97 Original PO # 72-RY01-68-0112 for a total PO amount of $465,500.
         (b)      7/11/97 Change Order No. 1 to original PO # 72-RY01-68-0112 increases the total PO amount of $482,150 ($38,850 of which is subsequently transferred to original PO # 72-5044-68-0565 dated 8/06/97).

45.      Alcatel Network Systems  39300004041                     5/28/96      $442,210             $158,630      ACES, MTSAT,
                                                                                                                    Worldstar

         (a)      5/7/96 Original PO # 39300004041 for $442,960.
         (b)      6/27/97 Amendment 1 which increases the total PO amount from $442,960 to $474,610.  The Schedule and total open amount should be increased by $32,400 to reflect the proper amount.
         (c)      The Oracle database has subsequently been updated to reflect the proper amount.

46.      Maryland Procurement
          Office (MPO)             MDA904-96-C-1373                9/27/96     $420,549             $53,505        Windjammer


         (a)      9/18/96 Contract No. MDA904-96-C-1373 for a total firm fixed price of $420,549.

47.      Defense Supply Center      SP0970-94-D-                  2/12/97      $396,934             $266,867
                                    C006/0004, 0005,
                                    0006

         (a)      2/10/97 Original PO # SP0970-94-D-C00610004 for $104,900.



                                                                  DATE        TOTAL ORDER           TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED        AMOUNT                AMOUNT     PROGRAM NAME
         (b)      4/14/97 Original PO # SP0970-94-D-C00610005 for $104,900.
         (c)      5/12/97 Original PO # SP0970-94-D-C00610006 for $187,143.
         (d)      SUMMARY: (a) + (b) + (c) = $396,943 (The Schedule contains a transposition difference of $9 and should reflect $396,943).

48.      U.S. Air Force           F09603-95-D-0908                10/28/95     $390,607             $223,530      ALQ-184
                                  DO 0001/0002

         (a)      8/31/95 Award Letter for the estimated total amount of $287,671 (estimate is dependent upon amount of returned for repair units from customer - - this is a repair contract).
         (b)      9/21/95 Delivery Order No. 0001 under Contract/Purchase Order No. F09603-95-D-0908 for the total amount of
                  $314,688.
         (c)      11/14/95 Amendment/Modification No. P00001 to Contract Purchase Order No. F09603-95-D-0908 (no change to total contract amount).
         (d)      6/26/96 Delivery Order No. 0002 under Contract/Purchase Order No. F09603-95-D-0908 for the total amount of
                  $75,919.

49.      Raytheon Co.             72-RY02-68-4287                 8/28/97      $387,777             $387,777      AMRAAM

         (a)      9/6/97 Original PO # 72-RY02-68-4287 for a total PO amount of $387,777.


50.      IFR System Inc.          202005                          2/28/95      $380,794.82          $2,114

         (a)      2/10/95 Requirements Purchase Agreement with Appendix A PO # 202005 for $539,070 (difference due to incremental ordering).

51.      Raytheon Co.             72-RY01-68-3188                 5/22/97      $374,660             $374,660      Sparrow

         (a)      5/20/97 Original PO # 72-RY01-68-3188 for a total PO amount of $374,660.

52.      AIL Systems              120100-000                      12/12/96     $372,552             $169,164      EA6B

         (a)      12/3/96 Original PO # 120100-000 for $372,552.

53.      HMSC                     6-907044-B-L6                   5/21/93      $370,820             $47,371       AMRAAM

         (a)      5/04/93 Letter Subcontract (for PO # 6-907044-B-L6) for a NTE value of $362,988.
         (b)      12/23/94 Original MOA for a total amount of $1,035,520 ($370,820 of which relates to PO # 6-907044-B-L6).


                                                                  DATE        TOTAL ORDER           TOTAL OPEN
         CUSTOMER                PURCHASE ORDER                  ENTERED        AMOUNT                AMOUNT     PROGRAM NAME
         (c)      4/24/95 Amendment A to MOA revises the total MOA amount to $1,003,866.25 ($339,166 of which relates to PO #
                  6-907044-B-L6). Note: the PO amount on the Oracle system properly reflects the $339,166 amount. The manual change from the Oracle report which is reflected in the final schedule was based on a prior report. The Schedule should reflect $339,166.

54.      Maryland Procurement
           Office (MPO)            MDA904-96-C-1409               9/27/96      $330,584              $180,512      Z-Group


         (a)      Undated (Signed by WJC on 9/18/96) Contract No. MDA904-96-C-1409 for a total firm fixed price of $330,584.

55.      Saab Ericsson Space       53-6-1059                      10/22/96     $326,420             $71,840

         (a)      10/16/96 fax from Saab Ericsson letter of intent for PO 53-6-1059 total value $326,420.

                                      17

                                SCHEDULE 5.03(A)


         1. Both before and after giving effect to the consummation of the Permitted Acquisition, all of the representations and warranties contained in
Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true in all material respects, except that Schedules 6.01(D) and 6.01(E) may be modified and amended to give effect to the status of the matters covered by Sections 6.01(d) and (e) in respect of the Permitted Acquisition, and, as so modified and amended, shall be reasonably satisfactory to the Requisite Lenders.

                                SCHEDULE 5.03(B)

                  1. A Borrower has delivered written notice to the Administrative Agent and the Lenders of its intention to make a Permitted Acquisition and a copy of the Information Package no less than Fifteen (15) Business Days prior to the proposed closing date for such Permitted Acquisition that sets forth, among other things, information regarding liabilities and obligations with respect to environmental matters to be incurred by the Borrower or any other Loan Party (including, without limitation, the acquired Person in the event of an acquisition of equity interests) as a result of such acquisition, any indemnities afforded under the terms of such acquisition and the scope and results of any environmental review undertaken by such Borrower in connection therewith.

                  2. The consideration (including, without limitation, the purchase price, any deferred purchase price and the amount of Indebtedness being assumed) for such Permitted Acquisition does not exceed the fair market value of the assets or the equity interests being acquired.

                  3. The Permitted Acquisition is made at a time when, after giving effect to such Permitted Acquisition and the related financing thereof, no Default or Event of Default exists and the acquiring Borrower would remain Solvent.

                  4. Substantially all assets and equity interests acquired by the acquiring Borrower are being pledged to the Collateral Agent, for the ratable benefit of the Agents and the Lenders, in accordance with Section 9.09.

                  5. The Pro Forma Interest Coverage Ratio of Stellex and its Subsidiaries on a consolidated basis calculated in accordance with GAAP after giving effect to such Permitted Acquisition shall be equal to or greater than
(a) 1.75 to 1.00 in connection with any Permitted Acquisition consummated in Fiscal Year 1998, (b) 1.90 to 1.00 in connection with any Permitted Acquisition consummated in Fiscal Year 1999 and (c) 2.25 to 1.00 in connection with any Permitted Acquisition consummated thereafter.

                  6. The Pro Forma Leverage Ratio of Stellex and its Subsidiaries on a consolidated basis calculated in accordance with GAAP after giving effect to such Permitted Acquisition shall not be greater than (a) 5.75 to 1.00 in connection with any Permitted Acquisition consummated prior to the Term Loan Termination Date and (b) 4.50 to 1.00 in connection with any Permitted Acquisition consummated thereafter.

                  For purposes of the covenants set forth in this Schedule 5.03(B), the following terms shall be defined as set forth below:

                  "Pro Forma Interest Coverage Ratio" means the ratio of

Pro Forma EBITDA to Pro Forma Cash Interest Expense.

                  "Pro Forma Leverage Ratio" means the ratio of Pro Forma Funded Debt to Pro Forma EBITDA.

                  "Pro Forma EBITDA" means the EBITDA for Stellex and its Subsidiaries on a consolidated basis for the immediately preceding Financial Covenant Period, which EBITDA is multiplied by a fraction the numerator of which is 12 and the denominator of which is the number of months in such Financial Covenant Period, plus the EBITDA for the acquired Person for the immediately preceding four fiscal quarters multiplied by the percentage of such Person being acquired.

                  "Pro Forma Cash Interest Expense" means the Cash Interest Expense for Stellex and its Subsidiaries on a consolidated basis for the immediately preceding Financial Covenant Period, which Cash Interest Expense is multiplied by a fraction the numerator of which is 12 and the denominator of which is the number of months in such Financial Covenant Period, plus the arithmetic product of (a) the Pro Forma Acquisition Debt and (b) the Eurodollar Rate for an interest period of 3 months plus the then current Applicable Term Loan Eurodollar Rate Margin.

                  "Pro Forma Acquisition Debt" means, with respect to any Permitted Acquisition, the Funded Debt to be incurred in connection with such Permitted Acquisition as set forth in the Sources and Uses with respect thereto.

                  "Pro Forma Funded Debt" means the Funded Debt for Stellex and its Subsidiaries on a consolidated basis for the immediately preceding four fiscal quarter plus the Pro Forma Acquisition Debt.

                               SCHEDULE 6.01(C)

                                  OWNERSHIP

Borrowers                                            Ownership

Stellex Industries, Inc.                             10.0% of common stock by Askrigg Trust
                                                     90.0% of common stock by Cottingham Trust
                                                     100% of Series A Preferred Stock by
                                                     Sunderland Industrial Holdings Corporation

KII Holding Corp.                                    80.1% of common stock by Stellex Industries, Inc.
                                                     19.9% of common stock by Management Group
                                                     100% of Series A Preferred by Stellex Industries,
                                                     Inc.

Kll Acquisition Corp.                                100% by Kll Holding Corp.
Stellex Aerospace                                    100% by Kll Acquisition Corp.
Paragon                                              100% by Stellex Aerospace
SEAL                                                 100% by Stellex Aerospace
Bandy Machining International                        100% by Stellex Aerospace
General Inspection Laboratories, Inc.                100% by Stellex Aerospace
TSMD Acquisition Corp.                               100% by Stellex Industries, Inc.
Stellex Microwave Systems, Inc.                      100% by TSMD Acquisition Corp.

                               SCHEDULE 6.01(D)

                       VIOLATIONS OF AND CONFLICTS WITH
                      GOVERNING DOCUMENTS,  REQUIREMENTS
                  OF LAW OR MATERIAL CONTRACTUAL OBLIGATIONS


         Reference is made to Schedule 5.01(A) with respect to:

         (a) Consents, approvals, contract novations and assignments or new issuances of various governmental permits that have not been obtained, as of the date of this Agreement, in each case from certain governmental authorities specified therein; and

         (b) Consents that have not been obtained, as of the date of this Agreement, under contracts and agreements referred to therein from the other parties thereto, all in connection with the consummation of the Watkins-Johnson Acquisition.

         The operation by Stellex Microwave Systems, Inc. of its portion of the Business without having obtained such consents, approvals, contract novations, assignments and/or new issuances, and/or such consents from other parties to contracts and agreements, may constitute a violation of certain Requirements of Law and/or of certain material Contractual Obligations to which such matters pertain.

                             SCHEDULE 6.01(J)(i)

                         LITIGATION; ADVERSE EFFECTS


None

                             SCHEDULE 6.01(J)(ii)

                         MATERIAL LOSS CONTINGENCIES
                    NOT REFLECTED IN FINANCIAL STATEMENTS


         1. Reference is made to the letter dated September 30, 1997 from Hughes Missile Systems Company to Watkins-Johnson Company, a copy of which is attached hereto. The $566,000 item referred to in paragraph 1 thereof may constitute a "material loss contingency," as such term is used in the second sentence of
Section 6.01(j) of the Agreement (an "MLC").

         2. Reference is made to Schedule 2.5(m) of the Watkins-Johnson Acquisition Agreement, a copy of which is attached hereto. The items set forth therein may constitute MLC's.

         3. The following projects of Stellex Microwave Systems, Inc. acquired from Watkins-Johnson, may constitute MLC's:

                                                                   Projected                       Conservative
                                                                  Additional                  Additional Provisional
         Project #                    Project                  Provisional Loss                        Loss
         ---------                    -------                  ----------------                        ----
         W06545000                  MFE LRIP 3                    $ (80,000)                       $ (200,000)
         W06554000                    Sparrow                       (80,000)                         (115,000)
         W06558000                    ELF NRE                       (25,000)                         (40,000)


                   [Letterhead of Hughes Aircraft Company]

30 September 1997

In Reply Refer To: WJ-097-DCR-003

Watkins-Johnson Company
3333 Hillview Avenue
Stanford Research Park
Palo Alto, CA 94304

Attention:        Mr. Tim Boland

Subject:          HMSC/WJ Enterprise Cost Reduction Initiatives (ECRI)

Reference:        1.  Telecon between Tim Boland, WJ, and John Stenger, HMSC, same subject, dated 29 September 1997.

                  2. AMRAAM Memorandum of Agreement, Ref. 400-RJT-5020, dated 9 March 1995.

                  3.  HMSC Letter 097-DCR-001, Same Subject, dated
                      11 August 1997.

Dear Tim,

This letter serves to formalize the agreement reached in Reference 1, whereby Hughes Missile Systems Company (HMSC) and Watkins-Johnson (WJ) mutually agree to the following regarding ECRIs:

o WJ will credit HMSC $1,000,000, as a result of business volume credits earned in accordance with Reference 2, in accordance with the following:

                  1. The AMRAAM Lot 11 purchase order price of $12,077,765 will be reduced by $566,000 to $11,511,765. HMSC will incorporate this change on a percentage basis over the four subassemblies in the final purchase order which is anticipated to be completed on 30 October 1997.

                  2. WJ will issue a check to HMSC in the amount of $434,000, not later than 30 October 1997.

o The remaining $1,301,000 ECRI dollars delineated in Reference 3 will be credited to WJ in support WJ activities relating to FOTT, Special Access Program, Standard Missile C15, and AMRAAM.

o        HMSC will finalize the FOTT purchase order for $250,000 not later than

         30 October 1997 and release a second purchase order in the amount of $90,000 for FOTT phase three not later than 30 October 1997.

The parties agree these actions represent the final completion and closure of any and all ECRI obligations and commitments between the parties contemplated by Reference 2. These actions also close out the remaining open items of Reference 2, and therefore the agreement is considered complete.

HMSC request WJ's acknowledgment of this agreement be returned to the undersigned by 30 September 1997.

HUGHES MISSILE SYSTEMS COMPANY

/s/ D.C. Raby
-----------------
D.C. Raby

WATKINS-JOHNSON ACKNOWLEDGMENT

/s/ Albert T. Isaacs
----------------------
Albert T. Isaacs
Director, New Business Development
Tactical Subsystems Sector

                               SCHEDULE 6.01(L)

                               PAYMENT OF TAXES


1 . Paragon failed to file either a "top hat" notice or annual Form 5500 report with respect to certain income continuation agreements to which Paragon is a party. In June, 1997, Paragon filed a Top Hat Plan Notice, and tendered $2,500 with the required documentation in satisfaction of any potential civil penalty relating to filing obligations, pursuant to the U.S. Department of Labor's Delinquent Filer Voluntary Compliance Program with respect thereto. The receipt of such payment has been acknowledged.

2. Aerospace failed to file either a "top hat" notice or annual Form 5500 reports with respect to certain deferred compensation agreements to which Aerospace is a party. In June, 1997, Aerospace filed a Top Hat Plan Notice, and tendered $2,500 with the required documentation in satisfaction of any potential civil penalty relating to filing obligations, pursuant to the U.S. Department of Labor's Delinquent Filer Voluntary Compliance Program with respect thereto. The receipt of such payment has been acknowledged.

                               SCHEDULE 6.01(P)

                            ENVIRONMENTAL MATTERS


1. All matters, including, but not limited to, compliance issues, orders, agreements, violations or alleged violations, Remedial Actions, Liabilities and Costs, Releases or threatened Releases, notices, underground storage tanks, surface impoundments, asbestos-containing materials (confirmed or suspected) and polychlorinated biphenyls ("PCBs"), disclosed in the following, all of which have been provided to the Agent (collectively, the "Environmental Assessments"):

         a. Draft Report Phase I Environmental Site Assessment, Seal Laboratories, 250 North Nash Street, El Segundo, California, Dames and Moore, dated October 21, 1996;

         b. Draft Report Phase I Environmental Site Assessment and Phase 11 Limited Subsurface Investigation, General Inspection Laboratories, 8427 Atlantic Avenue, Cudahy, California, Dames and Moore, dated October 21, 1996;

         c. Revised Environmental Compliance Assessment Findings, General Inspection Laboratories, 8427 Atlantic Avenue, Cudahy, California, Dames and Moore, dated December 12, 1996;

         d. Draft Report Phase I Environmental Site Assessment, Paragon Precision Products, Inc., 26150 West Technology Drive, Valencia, California, Dames and Moore, dated October 18, 1996;

         e. Draft Report Phase I Environmental Site Assessment and Phase 11 Limited Subsurface Investigation, Bandy Machining International, Inc., 3400 San Fernando Boulevard and 3086 Avon Street, Burbank, California, Dames and Moore, dated October 22, 1996;

         f. Environmental Assessment of Subsidiaries of Stellex Aerospace, ENSR Consulting and Engineering, dated May, 1997;

         g. Memorandum (Additional Investigative Activities and Findings), ENSR Consulting and Engineering, dated June 3, 1997;

         h. Memorandum (Additional Investigative Activities re: Aerospace, formerly known as Kleinert Industries, Inc.) ENSR Consulting and Engineering, dated October 27, 1997;

         i. Commercial Sub-Sublease (Buildings 3/4/5) dated October 31, 1997 between W-J TSMD Inc., as Tenant and Watkins-Johnson Company ("WJ"), as Landlord.

         j. Commercial Sub-Sublease (Building 6) dated October 31, 1997 between W-J TSMD Inc., as Tenant and WJ, as Landlord.

         k. An EPA Notification of Regulated Waste Activity (EPA Form 8700-12) has been filed with the EPA concerning the generation and disposal of hazardous waste. No waste is to be stored in excess of 90 days.

         l. Information concerning ACMs and other matters as set forth in Phase I Environmental Site Assessment and Compliance Audit of WJ, Palo Alto, California dated October 1997 prepared by ENSR under its Document Number 8713-095.

         m. The following information has been obtained concerning the leased property:

                  (i) The California EPA issued an order finding that WJ is a responsible party for groundwater contamination which flows through WJ's Palo Alto Plant site on the site itself. A number of other companies in the area as well as Stanford University, the land owner, have been included in the order which required the responsible parties to conduct an investigation into the cause of the contamination. The order further required the parties to submit recommendations on the actions to remediate the contamination. This regional order applies to what has been designated by the State as the "Hillview/Porter site." The primary sources of contamination were found to have migrated onto WJ's property from off-site. Subsequent to a mediation among the responsible parties to the Hillview/Porter site, a formula for allocation of costs for investigation and remediation based on a determination of liability for such costs was developed. The parties are in compliance with orders relating to this cleanup effort.

                           In 1991 WJ established a reserve for expected costs associated with this effort, and nothing has occurred since that time which would cause WJ to change that reserve.

                  (ii) The California EPA also ordered responsible or potentially responsible parties to the Hillview/Porter site, in addition to participating in the total site remediation, to investigate and remediate contamination that is specific to their properties ("site specific"). The State has, in that regard, ordered WJ to take necessary measures to clean up certain contamination which the State believes was caused by WJ and not by contaminants flowing on-site from other sources. WJ has likewise established a reserve for expected costs associated with this effort, and nothing has occurred since that time which would cause WJ to change that reserve.

         n. Preliminary Site Assessment and Limited Site Characterization, Pure Cote, Inc. and Paragon Precision Products, Pacoima, California, Thorne Environmental, Inc., June 13, 1989.

         o. The documents identified in Paragraph 2 of this Schedule 6.01(P) relating to the Pacoima Site (as defined below), together with all matters disclosed in the reports, studies, assessments, findings, filings, records and other data referenced therein.

2. Prior to the purchase of either Paragon or Paragon's former site at 11035 Sutter Avenue, Pacoima, California (the "Pacoima Site") by Aerospace, a brick-lined vault (the "Vault") located on the southwestern side of the Pacoima Site was used for the disposal of waste oils from the Pacoima Site's operation. During an environmental audit conducted by Aerospace in 1989, soil impacted by hydrocarbons and halogenated organic compounds was found at the Vault location. Groundwater test results also showed that gasoline, aromatic volatile compounds, and several halogenated organic compounds were present in the groundwater.

         The contamination was reported to the Los Angeles County Department of Health Services ("DHS"), and, subsequently, to the California Regional Water Quality Control Board ("RWQCB"), Los Angeles Region, which assumed jurisdiction over the remediation of the Pacoima Site. A remediation program consisting of vapor extraction of the volatile compounds from the soils was proposed, approved by the RWQCB, and implemented (the "Remediation Program"). The Remediation Program is described further in the following documents:

         a. Project Summary Report prepared by CET Environmental Services, Inc. dated January, 1993;

         b. The Soil Remediation Closure Report submitted to the RWQCB dated May, 1993 (the "Closure Report"); and

         c. A letter from the RWQCB dated August 30, 1993 (the "No Action Letter").

                  Several years after Paragon sold the Pacoima Site to D&M Steel ("D&M") (a copy of the purchase agreement with D&M has been provided to the Agent) and after the RWQCB issued the No Action Letter, Aerospace learned that the California Department of Toxic Substances Control ("DTSC"), acting under the authority of the United States Environmental Protection Agency ("U.S. EPA") contacted D&M for the purpose of investigating whether a release of hazardous substances had occurred at the Site which poses a threat to public health or the environment (the "DTSC Investigation"). Although neither Aerospace nor Paragon have been contacted by either

                  DTSC or U.S. EPA concerning the DTSC Investigation, Aerospace continues to receive telephone calls from D&M and has been advised that DTSC recently inspected the Pacoima Site.

                  In connection with the prior use of the Vault and the potential presence of discharges and releases caused by the previous owners of the Pacoima Site, Aerospace and certain affiliates filed a lawsuit against the prior owners in Los Angeles County Superior Court (Case No. PCO07199X) (the "Familian Litigation"). The Familian Litigation and various claims associated with potential existing and future hazardous materials claims relating to the Pacoima Site were settled pursuant to a Settlement and Release Agreement dated on or about July 5, 1994 by and among Aerospace, Paragon, Paragon Tool, Die and Engineering, Novo-Paragon, Inc., Novo Leasing, Ltd., Isadore Familian, Gary Familian, Arnold Familian, Marv Smalley, Leonard Shapiro, Robert Wyser, Wyser Industries, Inc., General Accident Insurance Company of America, Utica Mutual Insurance Co., Allianz Insurance Co., Sentry Insurance A Mutual Company, Fireman's Fund Insurance Co., Atlantic Mutual Insurance Co., and The Travelers (a copy of the Settlement and Release Agreement has been provided to the Agent).

3. As reflected in the Draft Report Phase I Environmental Site Assessment, Paragon Precision Products, Inc., 26150 West Technology Drive, Valencia, California, prepared by Dames and Moore and dated October 18, 1996, the activated carbon filters used in the Remediation Program (as defined above) were transported to Yakima, Washington for regeneration and reprocessing. The filters allegedly were mishandled in the process of regeneration and reprocessing by Cameron-Yakima, Inc. ("Cameron-Yakima"), the company responsible for regeneration and reprocessing of the filters, resulting in a release of hazardous materials on or near Cameron-Yakima's facility at Yakima. In August 1994, Paragon received a letter from Cameron-Yakima indicating that the Washington State Department of Ecology had notified some of Cameron-Yakima's customers that they may be potentially liable for remediation costs associated with the release.


4. On or about January 27, 1993, SEAL received a letter from the Sanitation Districts of Los Angeles County ("SDLAC") stating that SEAL's metal etching and photographic wastestreams were both subject to pretreatment standards for new sources in the EPA Metal Finishing Point Source Category and that SEAL was required to apply for and obtain an Industrial Waste Discharge Permit from SDLAC. SEAL submitted an application for an Industrial Waste Discharge Permit to SDLAC on or about July 13, 1993. On May 24, 1993 and again on July 15, 1993, SEAL received notices of violation from SDLAC alleging that SEAL had failed to submit self-monitoring reports required by SDLAC in relation to SEAL's metal etching and photographic wastestreams. Following a meeting between SEAL and SDLAC personnel in late 1993, SDLAC notified SEAL in a letter dated February 9, 1994 that SEAL is not required to obtain an Industrial Waste Discharge Permit.

5. In 1994 or 1995, Aerospace received a letter addressed to G.W. Bandy, Inc. ("G.W. Bandy"), the predecessor to Bandy Machining International ("Bandy"), indicating the existence of legal proceedings arising from the failure of a hazardous materials transporter formerly used by G.W. Bandy to transport and dispose of machine coolants. Apparently, the transporter had illegally disposed of the coolants and other materials handled by it, and had subsequently declared bankruptcy. The transporter was engaged by G.W. Bandy during periods prior to Aerospace's acquisition of Bandy and was not utilized by either Aerospace or Bandy at any time subsequent to Aerospace's acquisition of Bandy in 1990. The letter noticing the legal proceedings was forwarded by Aerospace to G.W. Bandy, as it is Aerospace's view that any liability arising from the proceedings would be the responsibility of G.W. Bandy, as seller under the purchase agreement pursuant to which Aerospace acquired Bandy (a copy of which has been provided to the Agent). No copies of the letter noticing the legal proceedings were retained by Aerospace and Aerospace has not received any subsequent correspondence or other notices regarding this matter.

6. By copy of a letter dated February 26, 1992 to the Los Angeles County Department of Public Works ("LADPVV"), the SDLAC notified Paragon that Paragon was exempt from industrial waste permitting requirements under SDLAC's then-current policy and, accordingly, Industrial Wastewater Discharge Permit No. 12845 for Paragon's Valencia, California facility was "void." Subsequently, sometime during the first-half of 1993, LADPW conducted a survey of Paragon to determine if Paragon would be required to obtain an Industrial Wastewater Discharge Permit from LADPW. During the LADPW survey, LADPW advised Paragon that its non-destructive penetrant inspection process could be considered a source of industrial waste and that Paragon would be required to apply for an Industrial Wastewater Discharge Permit. The process in question involves application with a brush of a non-toxic penetrant dye on machined parts and inspection of such parts under blacklight conditions for any evidence of metal defects. Following the inspection, the dye is rinsed under tap water in a conventional sink and flushed into the sanitary sewer. Paragon was advised by the LADPW that as part of Paragon's application for an Industrial Wastewater Discharge Permit, Paragon would need to propose installation of a sampling box to test the pH of the dye discharge on a periodic basis. On March 24, 1993, SDLAC issued a temporary Industrial Waste Discharge Permit to Paragon.

         On June 21, 1993 and again on November 4, 1993, Paragon received from SDLAC notices of violation dated June 1, 1993 and October 12, 1993, respectively, stating that Paragon was in violation of SDLAC's Wastewater Ordinance by failing to submit an application for an Industrial Wastewater Discharge Permit. Following several months of discussions between Paragon and SDLAC personnel, on November 29, 1993 Paragon filed an application for an Industrial Wastewater Discharge Permit with LADPW. By letter dated January 11, 1994 from LADPW, Paragon's application was disapproved on the grounds that additional information was required to process the application. Among other things, the letter indicated that Paragon may be required to install a gravity separation interceptor. Due to temporary dislocations caused by the Northridge Earthquake on January 17, 1994, Paragon's revisions to the application were delayed and a notice of violation was issued by LADPW on May 2, 1994 stating that Paragon had failed to supply the additional information required by LADPW in its January 11, 1994 letter.

         By letter to SDLAC dated June 30, 1994, Paragon requested an extension to August 19, 1994 to complete its Industrial Wastewater Discharge Permit application. In a response, by letter dated July 7, 1994, SDLAC extended the application deadline to September 1, 1994. On or about that date, Paragon sent a letter to LADPW requesting that Paragon be permitted to install a sampling box in lieu of the gravity separation interceptor requested by LADPW. After an initial request from LADPW for some additional information, no further correspondence was received from LADPW during 1994.

         On February 10, 1995, Paragon received a letter dated February 8, 1995 from SDLAC notifying Paragon that its temporary Industrial Wastewater Discharge Permit 12845 issued March 24, 1993 has been "voided" on the grounds that Paragon's only industrial discharge is from zyglo dye testing and the daily discharge volumes are less than 200 gallons. Paragon assumed that this letter concluded the need for further revisions to its Industrial Wastewater Discharge Permit application; however, on September 6, 1995, Paragon received a final delinquency notice from LADPW indicating that it must immediately file a revised application. This application was filed on October 19, 1995 and was disapproved with a request for additional information on November 9, 1995. The additional information requested did not include a request for installation of a gravity separation interceptor. Paragon submitted the additional information on December 12, 1995 along with a permit fee. Since that time, Paragon has received no further correspondence from either SDLAC or LADPW regarding this matter.

7. The respective Borrowers' facilities at El Segundo, Cudahy and Burbank, California, were all constructed by third parties prior to the time they were initially occupied by such Borrowers in the mid-1970's. Although neither Aerospace nor the other Borrowers have any knowledge of the presence of asbestos in these facilities, it is possible that, because of their age, some or all of the facilities could have been constructed using asbestos-based insulation or other materials. Please refer to the Environmental Assessments for any recognized environmental conditions associated with the presence of asbestos-containing materials at these facilities.

8. A power transformer formerly used in connection with X-ray machines formerly located at the General Inspection Laboratories ("GIL") facility in Cudahy, California was found to contain PCBs. The transformer, which is currently not in use, will be transported by a licensed hazardous waste transporter for proper treatment and/or disposal.

9. Bandy and GIL have each filed a Notification of Hazardous Waste Activity under Section 3OlO of the federal Resource Conservation and Recovery Act. GIL has filed an Onsite Hazardous Waste Treatment Notification Renewal Form, dated April

         10, 1997, with the Los Angeles County Fire Department and the California Department of Toxic Substances Control with respect to its Haviland wastewater treatment equipment and process.

                               SCHEDULE 6.01(Q)

                                    ERISA

1. The Stellex Aerospace 401 (k) Profit Sharing Plan has not been determined by the IRS to be qualified. Aerospace has relied upon the favorable determination letter issued to the prototype plan sponsor, 401 (k) Plans, Inc. On October 16, 1997, the IRS requested additional information. The IRS has indicated that once such additional information has been received, a favorable determination letter will be delivered.

                               SCHEDULE 6.01(U)

                          OWNERSHIP OF ALL NECESSARY

                             GOVERNMENTAL PERMITS


         Reference is made to Schedule 5.01(A) with respect to consents, approvals, contract novations and assignments or new issuances of various governmental permits that have not been obtained, as of the date of this Agreement, in each case from certain governmental authorities specified therein. The failure to have obtained such items, as of the date of this Agreement, qualifies the first sentence of Section 6.01(u)(i) of this Agreement.

                               SCHEDULE 6.01(W)

                                  INSURANCE



1.       See attached Insurance Summaries.

                Stellex Aerospace/Stellex Microwave Systems, Inc.
                              Schedule of Insurance

                                                         INSURER                               EFFECTIVE
    COVERAGE                                          Policy Number                                DATES
------------------------------------------------------------------------------------------------------------------------------------

Workers' Comp                           Stellex Aerospace                             10/1/97 to 10/1/00

Employers Liability                     Stellex Microwave Systems, Inc.              10/31/97 to 10/1/00

                                        Travelers-Indemnity Company of Illinois
                                        ---------------------------------------

                                        Policy # UJ-UB-161D142-9-97


General Liability - Non Aviation        Stellex Aerospace                             10/1/97 to 10/1/98

                                        Stellex Microwave Systems, Inc.              10/31/97 to 10/1/98


                                        Travelers - Indemnity Company of Illinois
                                        -----------------------------------------

                                        Policy # UJ-GLSA-161D1466-TIL-97





General Liability - Aviation Products   Stellex Aerospace                           10/31/97 to 10/01/98

                                        Stellex Microwave Systems, Inc.

                                        USAIG
                                        -----

                                        Policy # TBD

Foreign Liability Package               Stellex Microwave Systems, Inc.             10/31/97 to 10/01/98

  General Liability                     CNA
                                        ---

                                        Policy # TBD




  Automobile Liability

Note: Limit for Owned, Non-Owned
& Hired Liability. Coverage is
DIC/Excess of either $10,000
SIR or local compulsory limits


  Foreign Voluntary Workers'

  Compensation / EL





                                                         INSURER
    COVERAGE                                          Policy Number                       LIMITS
------------------------------------------------------------------------------------------------------------------------------------

Workers' Comp                           Stellex Aerospace                          $    500,000     BI Each Accident

Employers Liability                     Stellex Microwave Systems, Inc.            $    500,000     BI Disease Policy Limit

                                        Travelers-Indemnity Company of Illinois    $    500,000     BI Disease Each EB
                                        ---------------------------------------

                                        Policy # UJ-UB-161D142-9-97                $    100,000     Repatriation & Eodemic Disease


General Liability - Non Aviation        Stellex Aerospace                          $  5,000,000     General Aggregate (Non Aviation)

                                        Stellex Microwave Systems, Inc.            $  1,000,000     Each Occurrence


                                        Travelers - Indemnity Company of Illinois  $  1,000,000     Personal/Advertising Injury
                                        -----------------------------------------

                                        Policy # UJ-GLSA-161D1466-TIL-97           $  1,000,000     Fire Damage/any one fire

                                                                                   $      5,000     Medical Expense/per person

                                                                                   $  1,000,000     Employee Benefits (claims made)

General Liability - Aviation Products   Stellex Aerospace                          $ 25,000,000     Products Liability Aggregate

                                        Stellex Microwave Systems, Inc.

                                        USAIG
                                        -----

                                        Policy # TBD


Foreign Liability Package               Stellex Microwave Systems, Inc.            $  5,000,000     General Aggregate

  General Liability                     CNA                                        $  1,000,000     Each Occurrence
                                        ---

                                        Policy # TBD                               $  1,000,000     Products/Completed Ops. Occ/
                                                                                                    Agg

                                                                                   $  1,000,000     Personal/Advertising Injury

                                                                                   $  1,000,000     Premises Damage / any one fire/
                                                                                                    Agg

                                                                                   $     10,000     Medical Expense / any one person

                                                                                   $     20,000     Medical Expense / Aggregate

                                                                                   $  1,000,000     Employee Benefits Liability

                                                                                   $      1,000     Deductible

  Automobile Liability                                                             $  1,000,000     Combined Single Limit per
                                                                                                    Occurrence

Note: Limit for Owned, Non-Owned                                                   $     10,000     Medical Expense / each person
& Hired Liability. Coverage is
DIC/Excess of either $10,000                                                       $     20,000     Medical Expense / each accident
SIR or local compulsory limits
                                                                                                    Hired Car Physical Damage
                                                                                                    -------------------------

                                                                                   $      1,000     Any one Accident

                                                                                   $     10,000     Any one Policy Period

  Foreign Voluntary Workers'                                                       $  1,000,000     BI Each Accident

  Compensation / EL                                                                $  1,000,000     BI Disease Policy Limit

                                                                                   $  1,000,000     BI Disease Each EE

                                                                                   $     50,000     Repatriation & Eodemic Disease

                                                         INSURER                               EFFECTIVE
    COVERAGE                                          Policy Number                                DATES
------------------------------------------------------------------------------------------------------------------------------------


Automobile                              Stellex Aerospace                             10/1/97 to 10/1/98

                                        Stellex Microwave Systems, Inc.              10/31/97 to 10/1/98

                                        Travelers-Indemnity Company of Illinois
                                        ---------------------------------------

                                        Policy # UI-CAP-161D1546-TTL-97




Umbrella/Excess Liability               Stellex Aerospace                             10/1/97 to 10/1/98

                                        Stellex Microwave Systems, Inc.              10/31/97 to 10/1/98

                                        American Home Assurace Company
                                        ------------------------------

                                        Policy #309-46-01





Ocean Cargo/Marine                      Stellex Microwave Systems, Inc.             10/31/97 to 10/01/98

                                        Fireman's Fund
                                        --------------


                                        Policy # TBD




Property                                Stellex Aerospace                             10/1/97 to 10/1/98



                                        Stellex Microwave Systems, Inc.              10/31/97 to 10/1/98

                                        Kemper -American Protection Insurance Co.
                                        -----------------------------------------

                                        Policy #3ZG 005 484-00


                                                 INSURER
    COVERAGE                                  Policy Number                    LIMITS
------------------------------------------------------------------------------------------------------------------------------------


Automobile                      Stellex Aerospace                       $      1,000,000        Symbol 1 Liability Coverage

                                Stellex Microwave Systems, Inc.         $      1,000,000        Symbol 2 Uninsured/

                                Travelers-Indemnity Company of Illinois                            Underinsured Motorist
                                ---------------------------------------

                                Policy # UI-CAP-161D1546-TTL-97         $          5,000        Medical Expense Benefit

                                                                                     ACV        Physical Damage

                                                                        $ 50 day/30 days        Rental Reimbursement

                                                                        $             50        Towing & Labor - e/ occurrence

                                                                        $            500        Deductible - Comprehensive/

                                                                                                   Collision (each auto)

Umbrella/Excess Liability       Stellex Aerospace                       $     25,000,000        Each Occurrence

                                Stellex Microwave Systems, Inc.         $     25,000,000        General Aggregate per location

                                American Home Assurace Company          $      25,000,00        Completed Operation
                                ------------------------------

                                Policy #309-46-01                                                  Aggregate Limit

                                                                        $         10,000        SIR



Ocean Cargo/Marine              Stellex Microwave Systems, Inc.         $      5,000,000        Any one Vessel or Aircraft

                                Fireman's Fund                          $      5,000,000        Any one Truck or Rail Car (Intl.
                                --------------
                                                                                                   Transit)

                                Policy # TBD                            $      2,000,000        Domestic Transit

                                                                        $      2,000,000        Exhibition Liability - Strikes,

                                                                                                   Riots, Civil Commotions, War

                                                                                                   Risk

                                                                        $         10,000        Deductible



Property                        Stellex Aerospace                       $     34,127,579        All Risk incl. Earth Movement

                                                                                                & Flood, Real and Personal Property


                                Stellex Microwave Systems, Inc.         $     71,000,000        All Risk incl. Earth Movement

                                Kemper-American Protection Insurance Co                         & Flood, Real and Personal Property
                                ---------------------------------------

                                Policy #3ZG 005 484-00                  $    100,000,000        Per Occurrence/Aggregate - Flood (1)

                                                                        $    100,000,000        Per Occurence/Aggregate - Earth

                                                                                                Movement excl. California

                                                                        $     10,000,000        Newly Acquired Locations (180 days)

                                                                        $     10,000,000        Unnamed Locations

                                                                        $     10,000,000        Unintentional Errors & Ommissions

                                                                        $      1,000,000        Pollution - Annual Aggregate

                                                                        $      1,000,000        Contingent Business Interruption

                                                                        $      5,000,000        Extra Expense, Valuable Papers, A/R

                                                                                                Deductibles

                                                                        $         10,000        Property - Per Occurrence except

                                                                        $            500        Transit, Valuable Papers, A/R

                                                                        $         25,000        EQ - Outside CA

                                                                        $         25,000        Flood excl. Zone A

                                                                            1% of Values        Wind - Tier One Counties in the

                                                                                                      state of FL subj. to $25,000

                                                                                                      min.

             Stellex Aerospace / Stellex Microwave Systems, Inc.
                            Schedule of Insurance

                            INSURER                                            EFFECTIVE
     COVERAGE            POLICY NUMBER                                             DATES           LIMITS
------------------------------------------------------------------------------------------------------------------------------------
Boiler & Machinery       Stellex Aerospace                            10/1/97 to 10/1/98    $     34,127,579  Total Blanket Limit
                         Stellex Microwave Systems, Inc.             10/31/97 to 10/1/98    $     71,000,000

                         Kemper - American Protection Insurance Co.                                 Included  Hazardous Substance
                         Policy #3ZG 005 484-00                                                     Included  Water Damage
                                                                                            $      1,000,000  Ammonia Contamination
                                                                                            $      1,000,000  Expediting Expense
                                                                                            $      1,000,000  Consequential Damage
                                                                                                              Deductibles
                                                                                            $         10,000  Property Damage
                                                                                        1 X 100% Daily Value  Time Element

Difference in
Conditions (DIC)        Stellex Aerospace                             8/29/97 to 8/29/98    $      5,000,000  Per Occurrence
incl. EQ, Incl. Flood
$5MM xs $1MM            Stellex Microwave Systems Inc.               10/31/97 to 8/29/98    $      5,000,000  Annual Aggregate
Primary                 Pacific Insurance Company, Ltd.
                        Policy # ZG0009842

First Excess Layer      Agricultural Insurance Company                                      $      5,000,000  XS of $5MM - Per
                        Policy # CPP1803792                                                                   Occurrence

                                                                                            $      5,000,000  XS of $5MM - Annual
                                                                                                              Aggregate

                                                                                                              Deductibles
                                                                                            $         50,000  Per Occurrence except
                                                                                                          5%  of Values at time &
                                                                                                              place of loss - EQ

Directors & Officers    Stellex Microwave Systems, Inc.              10/31/97 to 10/31/98   $     10,000,000  Each Loss/Each Policy
                        Gulf Insurance Company                                                                Period
                                                                                            $         50,000  Deductible

Fidelity/Crime                                                                              $      5,000,000  Each Loss/Each Policy
                                                                                                              Period
                                                                                            $         25,000  Deductible

Fiduciary                                                                                   $     10,000,000  Each Loss/Each Policy
                                                                                                              Period
                                                                                            $          5,000  Deductible

Special Accident Coverage                                                                                     Available upon request

(1) National Flood Insurance Program (NFIP) coverage will be placed at closing for first $500,000 limit. Excess coverage remains the same.

                               SCHEDULE 6.01(Z)

                                BANK ACCOUNTS


ACCOUNT NUMBER                                                     BANK                      SIGNATORIES
Stellex Industries, Inc.

         967-335272                                                Chase                     R. Kramer, W. Remley, G. Nolff
                                                                   Manhattan

TSMD Acquisition Corp.

         967-248892                                                Chase                     R. Kramer, W. Remley, G. Nolff
                                                                   Manhattan

Stellex Microwave Systems, Inc.

         12330-26244                                               Bank of America           K. Gilbert, P. Roger Byer, E.
                                                                                             Richardson

         12334-26242                                               Bank of America
         12332-26243                                               Bank of America
         12336-26241                                               Bank of America

Stellex Aerospace

         1465550703                                                Bank of America*          B. Call, J. Hodge
         1465350704                                                Bank of America           (2 signors if $10,000 or more)

Bandy Machining International

         1465950706                                                Bank of America           B. Call, L. Stacy, E. Marcale, J. Hodge
         0217304809                                                Bank of America           (2 signors if $1,500 or more)
         1465550708                                                Bank of America

Paragon Precision Products

         1465450713                                                Bank of America           L. Smith, B. Dore, R. Bassett,
         0092700289                                                Bank of America           J. Hodge

--------
* All references to Bank of America are to: Bank of America, Commercial Banking Office, 5945 Canoga Avenue, Woodland
 Hills, CA 91367; Phone: 818.704.2329.

ACCOUNT NUMBER                                                     BANK                      SIGNATORIES
--------------                                                     ----                      -----------
         1465250714                                                Bank of America           (2 signors if $1500 or more)

General Inspection Laboratories, Inc.

         1465350709                                                Bank of America           J. Barriatua, L. Brown, J. Hodge
         1465050710                                                Bank of America           M. Keshani (2 signors)

Scanning Electron Analysis Laboratories, Inc.

         1465850711                                                Bank of America           R. Marti, A. Kumar, T. Tan, J. Hodge
         1465650712                                                Bank of America           (2 signors)

                                  SCHEDULE 8.12

                              POST-CLOSING MATTERS(1)

         1. Reliance Letter* regarding the opinion of O'Melveny & Myers delivered pursuant to the Watkins-Johnson Acquisition Agreement.

         2. Stock Certificate, Stock Power, Acknowledgment and Revised Schedule I to Pledge Agreement of Stellex, all relating to the pledge by Stellex of all the issued and outstanding capital stock of Paragon Precision Products.

         3. Landlord Waivers* executed by the landlord leasing property to the Borrower(s) at each of the following locations:

                  a. 3333 Hillview Ave., Palo Alto CA 94304
                  b. 3400 and 3420 N. San Fernando Blvd., Burbank, CA 91510
                  c. 3086 N. Avon St. Burbank, CA 91510
                  d. 250 N. Nash St., El Segundo, CA 90245
                  e. 8427 Atlantic Ave., Cudahy, CA 90301

         4. Consents(2) from the following Persons:

                  a. U.S. Government, approving the change of ownership of Stellex Microwave Systems, Inc. for purposes of all facility security clearances referred to in item 2(a) of
         Schedule 5.01(A) of the Agreement.

                  b. U.S. Government, approving the novation of all contracts between it and Stellex Microwave Systems, Inc.
         referred to in item 2(b) of Schedule 5.01(A) of the Agreement.

                  c. U.S. Department of State, Office of Defense Trade Controls, consenting to the assignment to Stellex Microwave Systems, Inc. of all export licenses referred to in item 2(c) of Schedule 5.01(A) of the Agreement.

--------

(1) Unless otherwise indicated, each item on this Schedule 8.12 must be delivered as soon as possible, and in any case within 60 days after the Closing Date.

* With respect to each of these items, Stellex is obligated to make its best efforts to obtain its delivery.

(2) Each of these Consents must be delivered within 180 days after the Closing Date.

                  d. Each Customer party to any of the Customer Contracts referred to in item 3 of Schedule 5.01(A) of the Agreement which involves remaining payments of $1,000,000 or more.